UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by Registrant: ☒	Filed by a Party other than the Registrant: ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to § 240.14a-12

PAULSON CAPITAL (DELAWARE) CORP.

(Name of Registrant as Specified in Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

Common Stock, $0.0001 par value per share, of Paulson Capital (Delaware) Corp.

	(2)	Aggregate number of securities to which transaction applies:

42,772,713 shares of Common Stock, $0.0001 par value per share, of Paulson Capital (Delaware) Corp.

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule0-11 (set forth the amount on which the filing is calculated and state how it was determined):

Solely for the purpose of calculating the registration fee, the maximum aggregate value of the transaction was calculated as 42,772,713 shares of common stock of Paulson Capital (Delaware) Corp., multiplied by $1.20 per share (the average of the high and low prices reported on the NASDAQ Capital Market on May 6, 2014). In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0001288 by the maximum aggregate value of the transaction.

	(4)	Proposed maximum aggregate value of transaction:

$51,327,256

	(5)	Total fee paid:

$6,611

☒	Fee paid previously by written preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PROPOSED MERGER – YOUR VOTE IS IMPORTANT

PAULSON CAPITAL (DELAWARE) CORP.

You are cordially invited to attend a Special Meeting of the stockholders of Paulson Capital (Delaware) Corp., a Delaware corporation (referred to as “Paulson,” “we,” “our” or “us”), which we will hold on [●], 2014, at [●], at [●], local time.

At the Special Meeting, you will be asked to consider and vote upon a proposal to approve the issuance of Paulson common stock, par value $0.0001 per share (referred to as “Paulson Common Stock”), in connection with the merger contemplated by the Agreement and Plan of Merger (referred to as the “merger agreement”) dated May 8, 2014, among Paulson, Variation Biotechnologies (US), Inc., a Delaware corporation (referred to as “VBI”) and VBI Acquisition Corp., a Delaware corporation (referred to as “Merger Sub”), and the change of control of Paulson which will result from the merger. We refer to this proposal as the “merger proposal.” Under the merger agreement, Merger Sub will be merged with and into VBI, with VBI surviving the merger as a subsidiary of Paulson. At the effective time of the merger and after giving effect to the other transactions described in this proxy statement (other than the private placement described below), the former stockholders of VBI will receive shares of Paulson Common Stock which, together with options to purchase shares of VBI stock that will be converted into options to purchase shares of Paulson Common Stock (and will be assumed by Paulson at the effective time of the merger pursuant to the merger agreement), will represent approximately 41.5% of the shares of Paulson Common Stock on a fully diluted basis after the merger, subject to adjustment as provided in the merger agreement. Concurrently with the consummation of the merger, Paulson intends to consummate a separate private placement, which we refer to as the “private placement,” of up to 25,640,318 shares of Paulson Common Stock with gross proceeds of at least $11,000,000 (rounded up to the nearest thousand), to certain institutional stockholders of VBI and to an institutional investor that has already been identified, which will represent approximately 19% of the shares of Paulson Common Stock on a fully diluted basis after the merger and the private placement.

The Paulson board of directors, referred to as the “Paulson Board,” has determined that the merger agreement and the transactions contemplated thereby, including the issuance of shares pursuant to the merger and the corresponding change of control of Paulson, are fair to, advisable and in the best interests of Paulson and its stockholders. The Paulson Board recommends that Paulson stockholders vote “FOR” the merger proposal, and “FOR” the other proposals described in this proxy statement.

The enclosed proxy statement describes the merger agreement, the merger and related agreements and provides specific information concerning the Special Meeting. In addition, you may obtain information about us from documents we file with the Securities and Exchange Commission (the “SEC”). You should read the entire proxy statement carefully, including the appendices, because it sets forth the details of the merger agreement and other important information related to the merger.

 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AT THE MEETING AND VOTE YOUR SHARES IN PERSON.

On behalf of the Paulson Board, I thank you for your support and appreciate your consideration of this matter.

Sincerely,

/s/ Trent Davis
Trent Davis
President

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

This proxy statement and the form of the proxy are first being sent to Paulson stockholders on or about [●], 2014.

i

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PROPOSED MERGER – YOUR VOTE IS IMPORTANT

PAULSON CAPITAL (DELAWARE) CORP.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of Paulson Capital (Delaware) Corp., a Delaware corporation (“Paulson,” the “Company,” “we,” “our” or “us”), will be held on [●], 2014, at [●], at [●] local time for the following purposes:

1. To consider and vote upon a proposal to approve the issuance of Paulson’s common stock, par value $0.0001 per share (“Paulson Common Stock”), in connection with the merger contemplated by the Agreement and Plan of Merger (referred to as the “merger” and the “merger agreement”) dated May 8, 2014, among Paulson, Variation Biotechnologies (US), Inc., a Delaware corporation (referred to as “VBI”) and VBI Acquisition Corp., a Delaware corporation (referred to as “Merger Sub”), and the corresponding change of control of Paulson, which proposal we refer to as the “merger proposal”;

2. To consider and vote upon a proposal to approve the issuance of Paulson Common Stock in a non-public offering in accordance with NASDAQ Listing Rule 5635, which proposal we refer to as the “non-public offering proposal”;

3. To consider and vote upon a proposal to approve the issuance of Paulson Common Stock as a placement agent fee in connection with the non-public offering referred to above in Proposal 2, which proposal we refer to as the “placement agent fee proposal”;

4. To consider and vote upon a proposal to approve the issuance of Paulson Common Stock, in accordance with NASDAQ Listing Rule 5635, to Bezalel Partners LLC (“Bezalel”) pursuant to a consulting agreement entered into between VBI and Bezalel, which proposal we refer to as the “consulting agreement fee proposal”;

5. To consider and vote upon a proposal to approve the amendment and restatement of our Certificate of Incorporation to effect an increase in the authorized amount of Paulson Common Stock, from 90,000,000 shares of Paulson Common Stock, to 200,000,000 shares of Paulson Common Stock, which proposal we refer to as the “authorized shares increase proposal”;

6. To consider and vote upon a proposal to approve an amendment and restatement of our Certificate of Incorporation that would declassify our Board of Directors, such that it would be comprised of a single class of directors elected on an annual basis, rather than be comprised of three classes of directors serving staggered three-year terms, which we refer to as the “declassification proposal”;

7. To consider and vote upon a proposal to approve the amendment and restatement of our Certificate of Incorporation to change the name of Paulson from “Paulson Capital (Delaware) Corp.” to “VBI Vaccines Inc.”, which proposal we refer to as the “name change proposal”;

8. To consider and vote upon a proposal to approve the VBI Vaccines Inc. 2014 Equity Incentive Plan (the “VBI Equity Plan”), which proposal we refer to as the “VBI Equity Plan proposal”;

9. To consider and vote upon a proposal to effect a reverse stock split, to the extent required, of our issued and outstanding capital stock by the ratio required for the Paulson Common Stock market price on the NASDAQ Capital Market to be at least $4.00 per share at the closing of the merger or for such longer period as is required by the listing rules of the NASDAQ Capital Market, which proposal we refer to as the “reverse split proposal”;

10. To consider and vote upon a proposal to approve the issuance of equity interests in Paulson Investment Company, Inc. (“PIC”), the Company's operating subsidiary, in accordance with NASDAQ Listing Rule 5635(c), to Christopher Clark, Thomas Parigian and Robert Setteducati, members of the management team of PIC, which proposal we refer to as the “PIC equity issuance proposal”;

11. To consider and vote upon a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the merger proposal, which proposal we refer to as the “adjournment proposal”; and

12. To transact such other business as may properly come before the Special Meeting or any adjournment of the Special Meeting.

We refer to the authorized shares increase proposal, declassification proposal and name change proposal collectively as the “new certificate of incorporation proposals” and each individually as a “new certificate of incorporation proposal”. The merger agreement provides that the requisite Paulson stockholder approval of the authorized shares increase proposal and each new certificate of incorporation proposal is a condition to closing the transaction, as more fully described in “Proposal 1—The Merger Proposal—Conditions to the Merger” beginning on page 51.

The holders of record of Paulson Common Stock at the close of business on [●], 2014, are entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. The affirmative vote of the holders of a majority of the outstanding stock entitled to vote (assuming a quorum is present in person or by proxy) is required for approval of the merger proposal and each new certificate of incorporation proposal. Abstentions are treated as votes against these proposals. Approval of all other proposals to be voted on at the Special Meeting requires the affirmative vote of a majority of the votes cast on each proposal (and, other than with respect to the adjournment proposal, assuming a quorum is present in person or by proxy), excluding abstentions. See “Summary—Special Meeting of Stockholders” beginning on page 5.

The Paulson board of directors has determined that the merger agreement and the transactions contemplated thereby, including the issuance of shares pursuant to the merger agreement and the corresponding change of control of Paulson, are fair to, advisable and in the best interests of Paulson and its stockholders. The Paulson board of directors recommends that Paulson stockholders vote “FOR” the approval of the merger proposal, “FOR” the approval of the non-public offering proposal, “FOR” the approval of the placement agent fee proposal, “FOR” the approval of the consulting agreement fee proposal, “FOR” the approval of the authorized shares increase proposal, “FOR” the approval of the declassification proposal, “FOR” the approval of the name change proposal, “FOR” the approval of the VBI Equity Plan proposal, “FOR” the approval of the reverse split proposal, “FOR” the approval of the PIC equity issuance proposal, and “FOR” the approval of the adjournment proposal.

Your vote is important. Whether or not you expect to attend the Special Meeting, please sign and return the enclosed proxy card promptly in the envelope provided or promptly submit your proxy by telephone or over the Internet following the instructions on the proxy card. You may revoke your proxy and vote in person at the Special Meeting if you desire. All stockholders are cordially invited to attend the Special Meeting.

By Order of the Board of Directors,

/s/ Trent Davis
Trent Davis
President

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on [●], 2014: The Proxy Statement and the accompanying Proxy Card and Annual Report are available at www.proxyvote.com.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

TABLE OF CONTENTS

SUMMARY	2

Parties to the Merger (Page 41)	2
The Merger (Page 42)	3
Reasons for the Merger and Recommendation of the Paulson Board (Page 46)	3
Treatment of VBI Capital Stock in the Merger (Page 51)	5
Treatment of VBI Convertible Notes and Equity-Based Awards in the Merger (Page 52)	5
Special Meeting of Stockholders	5
Voting Agreements of Certain VBI Stockholders and Certain Paulson Stockholders (Page 48)	7
Leak-Out and Lock-Up Agreements (Page 48)	7
Registration Rights Granted to VBI Stockholders (Page 49)	8
FINRA Filing Agreement	8
Market Prices and Dividend Data (Page 34)	8
Conditions to the Merger (Page 56)	8
Termination of the Merger Agreement (Page 62)	14
Anticipated Accounting Treatment (Page 50)	14
Material U.S. Federal Income Tax Consequences of the Merger (Page 50)	15
Dissenter’s Right of Appraisal	15
Risk Factors (Page 23)	15

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER	15

FORWARD-LOOKING STATEMENTS	23

RISK FACTORS	23

Risk Factors Related to Paulson and the Merger	23
Risks Factors Related to VBI	26

MARKET PRICES AND DIVIDEND DATA	34

Market Price of Paulson Common Stock	34
Holders of Paulson Common Stock	34
Description of Paulson Common Stock	34
Anti-Takeover Effects of Certain Provisions of Delaware Law and Paulson’s Certificate of Incorporation and Bylaws	35
Dividends on Paulson Common Stock	36
Information Regarding VBI	36
Dividends on VBI Preferred Stock and Common Stock	36
Holders of VBI Preferred Stock and Common Stock	36

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	36

SUMMARY COMPENSATION TABLE 2011-2013	39

Employment Agreements	40
Outstanding Equity Awards at December 31, 2013	40

Director Compensation	40

PARTIES TO THE MERGER	41

THE MERGER	42

Effect of the Merger	42
Effect on Paulson if the Merger is Not Completed	43
Background of the Merger	44
Reasons for the Merger	46
Board Matters	48
Continued Employee Benefits	48
New Employment Arrangements	48
Listing of Paulson Common Stock on NASDAQ	48
Restrictions on Sales of Paulson Common Stock Before and After the Merger	48
Registration Rights Granted to VBI Stockholders	49
Anticipated Accounting Treatment	50
Material U.S. Federal Income Tax Consequences of the Merger	50
Regulatory Approvals	50

PROPOSAL 1 – THE MERGER PROPOSAL	51

Explanatory Note Regarding the Merger Agreement	51
Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws	51
Closing and Effective Time of the Merger	51
Treatment of VBI Capital Stock in the Merger	51
Treatment of VBI Convertible Notes and Equity-Based Awards in the Merger	52
Representations and Warranties	52
Conduct of Business Pending the Merger	55
Post-Merger Board of Directors	56
Fees and Expenses	56
Conditions to the Merger	56
Definition of “Material Adverse Effect”	62
Private Placement	62
Termination of the Merger Agreement	62
Effect of Termination of the Merger Agreement	63
Consequences If Not Approved	63
Vote Required	64

PROPOSAL 2 – THE NON-PUBLIC OFFERING PROPOSAL	64

The Proposal	64
Proposed Private Placement	64
Vote Required	65

PROPOSAL 3 – THE PLACEMENT AGENT FEE PROPOSAL	65

The Proposal	65
Vote Required	66

PROPOSAL 4 – THE CONSULTING ARRANGMENT FEE PROPOSAL	66

The Proposal	66
Vote Required	67

PROPOSAL 5 – THE AUTHORIZED SHARE INCREASE PROPOSAL	67

The Proposal	67

v

Purpose and Effect of the Amendment	67
Vote Required	68

PROPOSAL 6 – THE DECLASSIFICATION PROPOSAL	68

The Proposal	68
Vote Required	69

PROPOSAL 7 – THE NAME CHANGE PROPOSAL	69

The Proposal	69
Vote Required	69

PROPOSAL 8 – THE VBI EQUITY PLAN PROPOSAL	69

The Proposal	69
Description of the 2014 Equity Incentive Plan	69
Shares Available	69
Administration	69
Eligibility	70
Awards	70
Performance Based Compensation	71
Fair Market Value	71
Consideration for Awards	72
Change in Control	72
Certain Federal Tax Consequences	73

NEW PLAN BENEFITS	73

Vote Required	76

PROPOSAL 9 – THE REVERSE SPLIT PROPOSAL	76

Consequences of the Reverse Split	77
Effect of the Reverse Split on Holders of Outstanding Common Stock	77
Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)	78
Registered “Book-Entry” Holders of Paulson Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)	78
Holders of Certificated Shares of Paulson Common Stock	78
Fractional Shares	78
Effect of the Reverse Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities	79
Accounting Matters	79
Certain Federal Income Tax Consequences of the Reverse Split	79
U.S. Holders	80
Vote Required	80

PROPOSAL 10 – THE PIC EQUITY ISSUANCE PROPOSAL	80

The Proposal	80
Vote Required	80

PROPOSAL 11 - THE ADJOURNMENT PROPOSAL	81

Vote Required	81
Consequences If Not Approved	81

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	81

VBI’S BUSINESS	92

Overview	92
Current Corporate Structure	92
Corporate History	92
Contractual Arrangements	92
Principal Products	93
Description of Operations	94
Sales and Marketing	94
Customers	94
Competitors	94
Suppliers, Contractors and Licenses	95
Employees	95
Facilities and Offices	95
Research and Development	96
Intellectual Property	96
Governmental Regulation and Product Approval	97
Legal Proceedings	101

VBI’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	102

Overview	102
Results of Operations	103
Liquidity and Capital Resources	105
Capital Sources	105
Capital Expenditures	108
Critical Accounting Policies and Estimates	108
Off-Balance Sheet Arrangements	111
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	111

FINANCIAL STATEMENTS	111

MANAGEMENT OF PAULSON FOLLOWING THE MERGER	112

Expected Directors and Executive Officers of Paulson Following the Merger	112
About the Proposed Post-Merger Board of Directors	115
Material Legal Proceedings involving Affiliates of VBI Management	116
Related Party Transactions of VBI’s Management	116
VBI Director Independence, Committees and Nomination Process	116
Compensation Paid to Members of VBI’s Board of Directors	117
VBI Summary Compensation Table 2012-2013	118
Disclosure to Summary Compensation Table	118
Outstanding Equity Awards at Fiscal Year-End	119
Employment Agreements for VBI Management	119
Potential Payment Upon Termination	120

WHERE YOU CAN FIND ADDITIONAL INFORMATION	121

INCORPORATION BY REFERENCE	121

STOCKHOLDER PROPOSALS	122

OTHER MATTERS	122

Other Business	122
Other Proxy Statement Matters	122

ANNEX A - Agreement and Plan of Merger

ANNEX B - Amended and Restated Certificate of Incorporation of VBI Vaccines Inc.

ANNEX C - VBI Vaccines Inc. 2014 Equity Incentive Plan

ANNEX D - Audited Financial Statements of Variation Biotechnologies (US), Inc.

ANNEX E - Audited Financial Statements of Paulson Capital (Delaware) Corp.

ANNEX F - Unaudited Financial Statements of Variation Biotechnologies (US), Inc.

ANNEX G - Unaudited Financial Statements of Paulson Capital (Delaware) Corp.

SUMMARY

This summary discusses the material information contained in this proxy statement, including with respect to the merger agreement, the merger and the other transactions and agreements contemplated in connection with the merger. You should carefully read this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement, as this summary may not contain all of the information that may be important to you. The items in this summary include page references directing you to a more complete description of that topic in this proxy statement.

Parties to the Merger (Page 41)

Paulson Capital (Delaware) Corp. Paulson Capital (Delaware) Corp., referred to as “Paulson,” “we,” “our” or “us,” is a Delaware corporation. Paulson is a holding company whose operating subsidiary, Paulson Investment Company, Inc. (“PIC”), is a full service brokerage firm. Substantially all of our business has historically consisted of the securities brokerage and corporate finance activities conducted through PIC, which currently has operations in four principal categories, all of them in the financial services industry. These categories are: (i) corporate finance revenues consisting principally of underwriting discounts and underwriter warrants; (ii) securities trading from which we record profit or loss, depending on trading results; (iii) investment income resulting from earnings on, and increases or decreases in the value of, our investment portfolio; and (iv) securities brokerage activities for which we earn commission revenues. In February 2012, we announced we had reached an agreement with JHS Capital Advisors, LLC (“JHS”) of Tampa, Florida to sell substantially all of our retail brokerage operations, including many of our branch and non-branch offices as well as registered personnel (employees and independent contractors), to JHS. In connection with the transactions described in this proxy statement, Paulson’s ownership interest in PIC will be reduced to a negligible amount as a result of the issuance of equity securities to holders of convertible promissory notes of PIC and to members of PIC’s management team. See “Parties to the Merger – Paulson Capital (Delaware) Corp.” on page 41 and “The Merger – Effect of the Merger – Restructuring of PIC” on page 43. Additional information about Paulson is contained in its public filings, some of which are incorporated by reference herein as described in “Where You Can Find Additional Information” beginning on page 121. The contact information for Paulson’s principal executive offices is:

1331 N.W. Lovejoy Street, Suite 720

Portland, Oregon 97209

Telephone: (503) 243-6000

Variation Biotechnologies (US), Inc. Variation Biotechnologies (US), Inc., referred to as “VBI,” is a Delaware corporation. VBI is a privately held company dedicated to the innovative formulation, development and delivery of safe and effective vaccines that are designed to expand and enhance vaccine protection in both established and emerging markets. VBI’s innovative approach to vaccine development and growing pipeline of vaccine programs address significant market opportunities and are designed to answer critical unmet medical needs. See “Parties to the Merger – Variation Biotechnologies (US), Inc.” on page 41. Additional information about VBI is contained in this proxy statement. See “VBI’s Business” on page 92. The contact information for VBI’s principal executive offices is:

222 3rd Street, Suite 2241

Cambridge, Massachusetts 02142

Telephone: (617) 830-3031

VBI Acquisition Corp. VBI Acquisition Corp., referred to as “Merger Sub,” is a Delaware corporation and is currently a wholly owned subsidiary of Paulson that was formed solely for the purpose of entering into the merger agreement and completing the merger. Upon the consummation of the merger, Merger Sub will be merged with and into VBI and will cease to exist. See “Parties to the Merger – VBI Acquisition Corp.” on page 41. The contact information for Merger Sub is:

c/o Paulson Capital (Delaware) Corp.

1331 NW Lovejoy Street, Suite 720

Portland, Oregon 97209

(503) 243-6000

The Merger (Page 42)

Paulson, Merger Sub and VBI agreed to consummate a merger under the terms of the merger agreement that is described in this proxy statement and attached hereto as Annex A. Pursuant to the merger agreement, Merger Sub will merge with and into VBI, with VBI surviving the merger and continuing as a wholly owned subsidiary of Paulson. At the effective time of the merger, the stockholders of VBI will receive shares of Paulson Common Stock which, together with options to purchase shares of VBI common stock that will be converted into options to purchase shares of Paulson Common Stock (and will be assumed by Paulson at the effective time of the merger pursuant to the terms of the merger agreement), will represent approximately 41.5% of the shares of Paulson Common Stock on a fully diluted basis after the merger (not including shares issued to VBI stockholders in the $11 million private placement contemplated to be completed concurrently with the merger), subject to adjustment as provided in the merger agreement. The parties to the merger agreement intend the merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that Paulson, Merger Sub and VBI will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

The merger agreement is attached as Annex A to this proxy statement. We encourage you to carefully read the merger agreement in its entirety because it is the legal document governing the merger.

Reasons for the Merger and Recommendation of the Paulson Board (Page 46)

From 1978 through 2011, Paulson’s investment banking business, conducted through PIC, Paulson’s operating subsidiary, consisted primarily of acting as the managing underwriter or co-managing underwriter for public securities offerings. During that period, PIC acted as the manager or co-manager of 168 public offerings, including 95 initial public offerings, raising approximately $1.2 billion for corporate finance clients. In recent years, macroeconomic conditions and government regulations have made raising money for microcap companies in the public market very difficult. In 2012 and 2013, PIC’s business shifted from focusing primarily on public offerings to private offerings. In 2012, PIC completed one initial public offering in which it raised $2.8 million for Methes Energies International, as well as one private placement. In 2013, PIC completed no public offerings and 12 private offerings, raising $29.8 million for 11 different companies.

In light of the changing conditions, the Paulson Board determined that operation of the broker-dealer business may not be the best way to maximize Paulson’s potential in the long term and, accordingly, in May 2012, Paulson sold PIC’s retail brokerage business.

As part of Paulson’s ongoing strategic planning process, the Paulson Board and its executive officers have over time regularly reviewed and evaluated Paulson’s strategic direction and alternatives in light of the performance of its business and operations and market, economic, competitive, and other conditions and developments. This strategic planning process resulted in the Paulson Board’s decision to enter into a series of transactions that required the approval of the stockholders of Paulson, which was obtained at the Annual Meeting of Shareholders on November 8, 2013.

On July 25, 2013, Paulson entered into agreements for the private investment by two investors (the “July 2013 Investors”) of $5.25 million in exchange for a combination of shares of Paulson Common Stock, Paulson Series A Preferred Stock convertible into Paulson Common Stock, a Class A Warrant exercisable for shares of Paulson Series B Preferred Stock, and a Class B Warrant exercisable for shares of Paulson Series B Preferred Stock (the “PIPE Financing”). The PIPE Financing was described in the Current Report on Form 8-K/A filed with the SEC by Paulson on August 30, 2013. The securities to be issued and the funds to be received by Paulson in this financing have been placed in escrow pending satisfaction of the conditions for closing of the transactions, most of which have now been satisfied, including the stockholder approval obtained at Paulson’s 2013 Annual Meeting of Shareholders (the “Annual Meeting of Shareholders” or the “Annual Meeting”).  In connection with the PIPE Financing, the Paulson Board approved a plan whereby an irrevocable liquidating trust (the “Trust”) would be created, and the Paulson stockholders of record as of October 11, 2013, the record date of the Annual Meeting of Shareholders (the “Legacy Shareholders”), would be given non-transferable beneficial interests in the Trust in proportion to their pro rata ownership interest in the Paulson Common Stock. The Trust would hold the non-operating assets of PIC, which would be liquidated and distributed to the Legacy Shareholders over time, likely within two or three years of the Trust’s formation. These Trust assets would include primarily underwriter warrants, trading and investment securities, the proceeds of the sale of insurance policy on the life of the founder of Paulson, and cash and accounts receivable (the “Trust Assets”). The Trust Assets were valued at approximately $8.8 million at March 31, 2014 and $11.7 million at December 31, 2013.

The proposals approved by the Paulson stockholders on November 8, 2013 were designed to provide Paulson with flexibility for future corporate action, including but not limited to possible acquisitions of, or mergers with, other companies in various industries, financings, investment opportunities, stock splits, and dividends. In evaluating a number of alternatives, the Paulson Board consulted with Paulson’s management and legal and financial advisors, reviewed a significant amount of information, and considered a number of factors, including, among others, the following factors that the Paulson Board viewed as supporting its decision ultimately to approve a merger with VBI, as well as the restructuring of PIC’s ownership that is a condition to closing the VBI merger, as being in the best interests of the Paulson stockholders:

•  Paulson’s estimated near- and long-term operations and performance on an independent stand-alone basis;

•  the substantial additional financing that would be needed to achieve the desired performance and the risk that such additional financing may not be obtained on terms favorable to Paulson or at all;

•  the competitive industry in which Paulson operates, including the fact that many competitors have greater resources, financial and otherwise, than Paulson;

•  historical and current information concerning VBI’s business, technology and scientific personnel, and management; its financial performance, condition, and prospects as presented by VBI  to Paulson’s  Board, management team, and advisors, and results of a due diligence investigation of VBI conducted by the Company’s management and advisors;

•  the process undertaken to explore strategic alternatives available to Paulson to maximize stockholder value, and the review and assessment of the possible outcomes of such alternatives, including the possibility of remaining independent, combinations with other merger partners, the possibility of being acquired, and the possibility of equity or debt being issued in public or private offerings;

•  the number of shares of Paulson Common Stock to be issued to VBI’s stockholders pursuant to the merger agreement and the fact that, following the completion of the merger, Paulson stockholders and option holders would participate in approximately 24% of the future growth and earnings of the combined company. In the case of the Legacy Shareholders who continue to hold Paulson Common Stock, this participation in future growth and earnings of the combined company would be in addition to the value of their interests in the Trust;

•  the other economic terms of the merger agreement; and

•  the fact that two individuals designated by Paulson will be directors of Paulson after the merger.

The Paulson Board also carefully considered and discussed a number of risks, uncertainties, and other countervailing factors in its deliberations regarding entering into the merger agreement and consummating the merger, including, among others, the following:

•  the risk that the conditions to the merger will not be satisfied, including the condition that Paulson raise $11 million in capital pursuant to a private placement completed before the closing of the merger;

•  the risks and substantial costs, including public company costs, and the difficulty of obtaining additional financing on terms favorable to Paulson or at all to cover such costs of Paulson remaining a stand-alone publicly traded company, instead of agreeing to a transaction with VBI;

•  the uncertainty of the trading price of Paulson Common Stock after announcing the merger and after closing the merger transaction;

•  the possibility that the anticipated benefits of the merger may not be realized or may be lower than expected;

•  the potential limitations on Paulson’s operations due to pre-closing covenants in the merger agreement;

•  the effect of the public announcement of the merger on Paulson’s operations, stock price, customers, and employees;

•  the disruption that may be caused by failure to complete the merger;

•  the substantial fees and expenses incurred by Paulson in connection with the merger, which will be incurred whether or not the merger is completed; and

•  other risks described in the “Risk Factors” and “Forward-Looking Statements” sections of this proxy statement.

The Paulson Board believes that, overall, the potential benefits to Paulson stockholders of the merger agreement and the transactions contemplated thereby outweigh the risks and uncertainties.

Although this discussion of the information and factors considered by the Paulson Board is believed to include the material factors it considered, it is not intended to be exhaustive and may not include all of the factors considered by the Paulson Board. The Paulson Board did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination that the merger agreement and the transactions contemplated thereby are fair to, advisable, and in the best interests of Paulson and its stockholders. The Paulson Board based its determination on the totality of the information presented to and factors considered by it. In addition, individual members of the Paulson Board may have given differing weights to different factors.

For a further discussion of Paulson’s reasons for the merger, as well as risks and uncertainties related thereto, see “The Merger – Reasons for the Merger” on page 46.

Treatment of VBI Capital Stock in the Merger (Page 51)

Common Stock and Series A Preferred Stock. At the effective time of the merger, each share of VBI common stock and Series A Preferred Stock will be converted into the right to receive 1.226 shares of Paulson Common Stock (as may be adjusted under the merger agreement, the “Exchange Ratio”). No fraction of a share of Paulson Common Stock will be issued, but instead each holder of shares of VBI common stock and Series A Preferred Stock who would otherwise be entitled to a fraction of a share of Paulson Common Stock will receive from Paulson one full share of Paulson Common Stock (i.e., rounded up to the nearest whole share). The total number of shares of Paulson Common Stock to be issued to the former holders of VBI common stock and Series A Preferred Stock at the effective time of the merger would be 42,772,713. These newly issued shares, together with the options to purchase shares of VBI common stock that will be converted into options to purchase shares of Paulson Common Stock (and will be assumed by Paulson at the effective time of the merger), would represent approximately 41.5% of the shares of Paulson Common Stock on a fully diluted basis after the effective time of the merger (not including shares issued to VBI stockholders in the $11 million private placement contemplated to be completed concurrently with the merger).

Treatment of VBI Convertible Notes and Equity-Based Awards in the Merger (Page 52)

Convertible Notes. Subject to, and immediately prior to the effective time of the merger, all outstanding convertible debt securities issued by VBI will be converted into capital stock of VBI, and at the effective time of the merger VBI shall have no convertible notes or other indebtedness outstanding (other than the Venture Debt, as defined in the merger agreement).

Stock Options. At the effective time of the merger, each outstanding option to purchase a share of VBI common stock, whether vested or unvested, and so long as such option has not, prior to the effective time of the merger, been exercised, cancelled, terminated or expired, will be deemed to constitute an option to purchase, on the same terms and conditions, a number of shares of Paulson Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of VBI common stock subject to such option multiplied by (ii) the Exchange Ratio (defined above), at an exercise price per share of Paulson Common Stock equal to the quotient of (i) the exercise price per share of VBI common stock (rounded up to the nearest cent) subject to such option divided by (ii) the “Exchange Ratio.” See “Summary – Treatment of VBI Capital Stock in the Merger” above.

Special Meeting of Stockholders

Date, Time and Place. A Special Meeting of Paulson stockholders will be held on [●], 2014, at [●], at [●] local time for the following purposes:

 1. To consider and vote upon a proposal to approve the issuance of Paulson Common Stock, par value $0.0001 per share, in connection with the merger contemplated by the Agreement and Plan of Merger (referred to as the “merger” and the “merger agreement”) dated May 8, 2014, among Paulson, Variation Biotechnologies (US), Inc., a Delaware corporation (referred to as “VBI”) and VBI Acquisition Corp., a Delaware corporation (referred to as “Merger Sub”), and the corresponding change of control of Paulson, which proposal we refer to as the “merger proposal”;

2. To consider and vote upon a proposal to approve the issuance of Paulson Common Stock in a non-public offering in accordance with NASDAQ Listing Rule 5635, which proposal we refer to as the “non-public offering proposal”;

3. To consider and vote upon a proposal to approve the issuance of Paulson Common Stock as a placement agent fee in connection with the non-public offering referred to above in Proposal 2, which proposal we refer to as the “placement agent fee proposal”;

4. To consider and vote upon a proposal to approve the issuance of Paulson Common Stock, in accordance with NASDAQ Listing Rule 5635, to Bezalel Partners LLC (“Bezalel”) pursuant to a consulting agreement entered into between VBI and Bezalel, which proposal we refer to as the “consulting agreement fee proposal”;

5. To consider and vote upon a proposal to approve the amendment and restatement of our Certificate of Incorporation to effect an increase in the authorized amount of Paulson Common Stock, from 90,000,000 shares of Paulson Common Stock, to 200,000,000 shares of Paulson Common Stock, which proposal we refer to as the “authorized shares increase proposal”;

6. To consider and vote upon a proposal to approve an amendment and restatement of our Certificate of Incorporation that would declassify our Board of Directors, such that it would be comprised of a single class of directors elected on an annual basis, rather than be comprised of three classes of directors serving staggered three-year terms, which we refer to as the “declassification proposal”;

7. To consider and vote upon a proposal to approve the amendment and restatement of our Certificate of Incorporation to change the name of Paulson from “Paulson Capital (Delaware) Corp.” to “VBI Vaccines Inc.”, which proposal we refer to as the “name change proposal”;

8. To consider and vote upon a proposal to approve the VBI Vaccines Inc. 2014 Equity Incentive Plan (the “VBI Equity Plan”), which proposal we refer to as the “VBI Equity Plan proposal”;

9. To consider and vote upon a proposal to effect a reverse stock split, to the extent required, of our issued and outstanding capital stock by the ratio required for the Paulson Common Stock market price on the NASDAQ Capital Market to be at least $4.00 per share at the closing of the merger or for such longer period as is required by the listing rules of the NASDAQ Capital Market, which proposal we refer to as the “reverse split proposal”;

10. To consider and vote upon a proposal to approve the issuance of equity interests in Paulson Investment Company, Inc. (“PIC”), the Company's operating subsidiary, in accordance with NASDAQ Listing Rule 5635(c), to Christopher Clark, Thomas Parigian and Robert Setteducati, members of the management team of PIC, which proposal we refer to as the “PIC equity issuance proposal”;

11. To consider and vote upon a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the merger proposal, which proposal we refer to as the “adjournment proposal”; and

12. To transact such other business as may properly come before the Special Meeting or any adjournment of the Special Meeting.

We refer to the authorized shares increase proposal, declassification proposal, name change proposal and reverse split proposal collectively as the “new certificate of incorporation proposals” and each individually as a “new certificate of incorporation proposal.” The merger agreement provides that the requisite Paulson stockholder approval of each new certificate of incorporation proposal is a condition to closing the transaction, as more fully described in “Proposal 1—The Merger Proposal—Conditions to the Merger” beginning on page 56.

Record Date and Voting Power. You are entitled to vote at the Special Meeting if you held shares of Paulson Common Stock at the close of business on [●], the record date for the Special Meeting. You will have one vote at the Special Meeting for each share of Paulson Common Stock you owned at the close of business on the record date. A total of [●] shares of Paulson Common Stock are entitled to be voted at the Special Meeting.

Vote Required to Approve the Merger Proposal and each New Certificate of Incorporation Proposals. The affirmative vote of the holders of a majority of Paulson Common Stock outstanding on the record date (assuming a quorum is present in person or by proxy) is required for approval of the merger proposal and each new certificate of incorporation proposal. If you vote to abstain, or if you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have the same effect as voting against these proposals.

Vote Required to Approve the Other Proposals. Approval of all other proposals to be voted on at the Special Meeting requires the affirmative vote of the holders of a majority of Paulson Common Stock present at the Special Meeting and entitled to vote on such proposals (assuming a quorum is present in person or by proxy), excluding abstentions. If you vote to abstain, or if you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have no effect on the voting outcome of these proposals.

Voting Agreements of Certain VBI Stockholders and Certain Paulson Stockholders (Page 48)

Concurrently with the execution of the merger agreement, certain stockholders of VBI and a holder of approximately 40% of the Paulson Common Stock, respectively, have entered into Voting Agreements, referred to as the “voting agreements,” pursuant to which those VBI stockholders and Paulson stockholders have, among other matters, agreed to support the merger and the other transactions contemplated by the merger.

Under the voting agreements, in addition to agreeing to vote in favor of approval of the merger and the merger agreement and the transactions contemplated thereby, each VBI stockholder and the Paulson stockholders party to a voting agreement have agreed to not transfer, sell, offer to sell, exchange, assign, pledge or otherwise dispose of or encumber any of the VBI stock or Paulson stock held by such stockholders prior to the merger becoming effective, the termination of the merger agreement or the amendment of the voting agreement a manner adverse to the stockholder, whichever occurs first.

Leak-Out and Lock-Up Agreements (Page 48)

Under the leak-out agreement entered into by each of the July 2013 Investors, each July 2013 Investor has agreed to certain sale and transfer restrictions with respect to Paulson stock acquired from Paulson in connection with the PIPE Financing.

Specifically, pursuant to the leak-out agreement, each July 2013 Investor individually agrees as follows:

•

From the date of execution of the merger agreement until the earliest of (i) the closing of the merger, (ii) the termination of the merger agreement, (iii) 60 days following July 25, 2014, and (iv) any breach by Paulson of any term of the leak-out agreement or the favored nations provision of the July 2013 subscription agreement that is not cured within five business days following delivery of written notice of such breach by one of the July 2013 Investors, as applicable, to Paulson:

●

It shall sell, in any calendar month, no more than the greater of (i) 400,000 shares and (ii) the difference of (A) 800,000 shares less (B) the aggregate number of shares sold by the it and its affiliates, successors and assigns, collectively, in the calendar month immediately prior to the calendar month in which such date of determination occurs; and

●	It shall not sell any shares for less than $1.00 per share.

•

If the closing of the merger occurs on or before the 60th day following July 25, 2014, then from the closing date of the merger until the earliest of (i)180 days thereafter, (ii) the time of filing with the SEC by Paulson (or any of its subsidiaries) of any registration statement (other than on Form S-8) with respect to the issuance or resale of any securities of Paulson (or any of its subsidiaries) (other than a registration statement solely registering shares held by either of the July 13 Investors or their respective affiliates, successors or assigns, (iii) the time of release, in whole or in part, of any shares of Paulson from all, or any part, of any leak-out agreement, transfer or sale restrictions set forth in any other leak-out agreement entered into in connection with the merger or otherwise, and (iv) any breach by Paulson of any term of the leak-out agreement or the favored nations provision of the July 2013 subscription agreement that is not cured within five business days following delivery of written notice of such breach by either of the July 2013 Investors, as applicable, to Paulson:

●

It shall sell, in any calendar month, no more than the greater of (i) 500,000 shares and (ii) the difference of (A) 800,000 shares less (B) the aggregate number of shares sold by the it and its affiliates, successors and assigns, collectively, in the calendar month immediately prior to the calendar month in which such date of determination occurs; and

●	It shall not sell any shares for less than $0.50 per share.

The foregoing leak-out restrictions shall not apply as to any sale by the selling entity at a price per share of Paulson Common Stock equal to or greater than $3.00.

These leak-out restrictions apply to securities convertible into or exchangeable for approximately 22.8 million shares of Paulson Common Stock. Of these securities, 287,773 shares were shares of Paulson Common Stock and the balance were warrants and convertible securities that could be exercised or converted into shares of Paulson Common Stock.

In connection with the issuance of shares of Paulson Common Stock to Middlebury Securities, LLC (“Middlebury”) and Evolution Venture Partners, LLC (“Evolution”) if the placement agent fee proposal receives the requisite stockholder approval, Middlebury and Evolution will each be required to enter into a lock-up agreement for a period of two years in form and substance acceptable to VBI covering such number of shares of Paulson Common Stock as is acceptable to VBI.

Registration Rights Granted to VBI Stockholders (Page 49)

Following the merger, upon the written request of the former VBI stockholders who hold at least 25% of the shares of Paulson Common Stock held by all former VBI stockholders after the merger, including shares issued in the merger, in the private placement or issuable upon the exercise or conversion of any options, warrants or convertible securities, Paulson will be required to file with the Securities and Exchange Commission (the “SEC”), and thereafter to use its commercially reasonable efforts, to have declared effective as soon as practicable and in any event within 90 days after the initial filing thereof with the SEC, a registration statement under the Securities Act covering the resale of the Paulson Common Stock owned by the former VBI stockholders.

FINRA Filing Agreement

Concurrently with the execution of the merger agreement, Paulson, PIC and VBI entered into a FINRA filing agreement, pursuant to which PIC is obligated, among other things, to file a continuing membership application with FINRA pursuant to FINRA Conduct Rule 1017 no later than 3 business days following the date of the merger agreement to seek approval of the merger and the restructuring of PIC contemplated by the Existing Sub Ownership Plan discussed below.

Market Prices and Dividend Data (Page 34)

Paulson Common Stock is quoted on the NASDAQ Capital Market under the symbol “PLCC,” but it is not actively traded. On [●], the last full trading day before the public announcement of the merger agreement, the closing price for Paulson Common Stock was $[●] per share and on [●], the latest practicable trading day before the printing of this proxy statement, the closing price for Paulson Common Stock was $[●] per share.

Conditions to the Merger (Page 56)

The merger is subject to the satisfaction or waiver of various conditions, at or prior to the effective time, which include the following with respect to each party:

•	Paulson stockholders will have approved the merger proposal at the Special Meeting, and VBI stockholders will have approved the merger;

•

the absence of any law, statute, rule or regulation, domestic or foreign, enacted or promulgated which would prohibit or make illegal the consummation of the merger and the transactions contemplated by the merger agreement;

•

ten days shall have elapsed since an information statement containing the information required by Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder has been filed by Paulson with the SEC and transmitted to the Paulson stockholders in accordance with Rule 14f-1;

•

there shall not be threatened in writing, instituted or pending any action or proceeding before any court or Governmental Body (as defined in the merger agreement), Self-Regulatory Organization (as defined in the merger agreement) or other agency (i) challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated by the merger agreement or seeking to obtain material damages in connection with such transactions, (ii) seeking to prohibit direct or indirect ownership or operation by Paulson or Merger Sub of all or a material portion of the business or assets of VBI, or to compel Paulson or Merger Sub or VBI to dispose of or to hold separately all or a material portion of the business or assets of Paulson or Merger Sub or of VBI, as a result of the transactions contemplated by the merger agreement; (iii) seeking to invalidate or render unenforceable any material provision of the merger agreement or any of the other agreements attached as exhibits thereto or contemplated thereby, or (iv) otherwise relating to and materially adversely affecting the transactions contemplated by the merger agreement; and

•

there shall not be any action taken, or any statute, rule, regulation, judgment, order or injunction proposed, enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by the merger agreement, by any federal, state or other court, government or Governmental Body (as defined in the merger agreement) or agency, that would result, directly or indirectly, in any of the consequences referred to in the preceding paragraph.

Additionally, Paulson is not obligated to effect the merger unless the following conditions are satisfied or waived, at or prior to the effective time:

•

the representations and warranties of VBI contained in the merger agreement must be accurate in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) and VBI must have performed each obligation and agreement and complied with each covenant to be performed and complied with by it under the merger agreement;

•	VBI must have furnished a certificate of its chief executive officer, dated as of the effective date, certifying as to the satisfaction of the requirements set forth in the preceding paragraph;

•

VBI must have furnished to Paulson (i) copies of the text of the resolutions by which the corporate action on the part of VBI necessary to approve the merger agreement, the Certificate of Merger and the transactions contemplated by the merger agreement and Certificate of Merger were taken, (ii) a secretary’s certificate dated as of the closing date set forth in the merger agreement executed on behalf of VBI by its corporate secretary or one of its assistant corporate secretaries certifying to Paulson that such copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, (iii) an incumbency certificate dated as of the closing date set forth in the merger agreement executed on behalf of VBI by its corporate secretary or one of its assistant corporate secretaries certifying the signature and office of each officer of VBI executing the merger agreement, the Certificate of Merger or any other agreement, certificate or other instrument executed pursuant to the merger agreement by VBI, (iv) a copy of the certificate of incorporation of VBI, certified by the Secretary of State of Delaware, and (v) a certificate from the Secretary of State of Delaware evidencing the good standing of VBI in such jurisdiction as of a day within five (5) business days prior to the closing date as set forth in the merger agreement;

•	VBI must have obtained all consents and approvals necessary to consummate the transactions contemplated by the merger agreement;

•	VBI must have executed a copy of the Certificate of Merger;

•

each VBI stockholder must have executed and delivered to Paulson a completed stockholder qualification questionnaire in the form reasonably acceptable to both Paulson and VBI, accurate in all material respects and attesting that (i) such stockholder is acquiring the Paulson Common Stock for his, her or its sole account, for investment and not with a view to the resale or distribution thereof and (ii) such stockholder is an “accredited investor” as defined in Regulation D of the Securities Act or is not a “U.S person” as defined in Regulation S of the Securities Act, and either (a) has such knowledge and experience in financial and business matters that the stockholder is capable of evaluating the merits and risks of receiving the Paulson Common Stock, or (b) has appointed an appropriate person reasonably acceptable to Paulson and VBI to act as the stockholder’s purchaser representative in connection with evaluating the merits and risks of receiving the Paulson Common Stock;

•

VBI must have paid the reasonable legal fees on an accountable basis incurred by Paulson on or prior to the effective date of the merger in connection with the preparation and negotiation of the documents prepared in connection with the merger and the closing of the transactions contemplated by the merger agreement or other documents prepared in connection with the merger;

•

the directors, officers and certain VBI stockholders must have entered into voting agreements representing not less than fifty and one tenths percent (50.1%) voting power of VBI’s capital stock in support of the merger; and

•	VBI must not have any material indebtedness for money borrowed (other than Venture Debt, defined in the merger agreement).

VBI is not obligated to effect the merger unless the following conditions are satisfied or waived, at or prior to the effective time:

•	VBI is satisfied, in its sole and absolute discretion, with the results of its due diligence investigation of Paulson, PIC and Merger Sub; however, this condition shall not apply after May 9, 2014;

•

the representations and warranties of Paulson and the Merger Sub contained in the merger agreement must be accurate in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) and Paulson and the Merger Sub, respectively, must have in all respects performed each obligation and agreement and complied with each covenant to be performed and complied with by them under the merger agreement;

•	the name of Paulson Capital (Delaware) Corp. must have been changed to “VBI Vaccines Inc.”;

•

Paulson must have furnished to VBI a certificate of the principal executive officer and principal financial officer of Paulson, dated as of the effective date of the merger, certifying that, to the best of his Knowledge (as defined in the merger agreement), the conditions set forth in the two preceding paragraphs have been fulfilled;

•	Paulson must have furnished to VBI an executed escrow agreement and an executed Shareholder Representative Agreement, as described in the merger agreement;

•

Paulson must have delivered to Broadridge Financial Solutions (the escrow agent) (or another escrow agent mutually agreed upon by Paulson and VBI) instructions as to the reserve for issuance of the number of shares of Paulson Common Stock equal to $1,000,000 divided by the price per share used in the private placement (described in the merger agreement) and must have deposited or caused to be deposited $250,000 with the escrow agent, each allocated among the VBI stockholders as provided in the merger agreement;

•

Paulson must also have furnished to VBI the Liquidating Trust Indemnification Agreement (as defined in the merger agreement), pursuant to which the Liquidating Trust agrees to stand behind Paulson’s indemnification obligations in the merger agreement, substantially in the form attached to the merger agreement as Exhibit F, executed by Paulson and the duly authorized representative of the Liquidating Trust (as defined in the merger agreement);

•

Paulson must have furnished (i) copies of the text of the resolutions by which the corporate action on the part of Paulson necessary to approve the merger agreement, the Certificate of Merger (as defined in the merger agreement), the election of the directors of Paulson to serve following the closing of the merger and the transactions contemplated by the merger agreement and the Certificate of Merger were taken, (ii) a secretary’s certificate of the corporate secretary or assistant corporate secretary of Paulson dated as of the closing date set forth in the merger agreement certifying to VBI that such copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, (iii) an incumbency certificate dated as of the closing date set forth in the merger agreement executed on behalf of Paulson by its corporate secretary or one of its assistant corporate secretaries certifying the signature and office of each officer of Paulson executing the merger agreement, the Certificate of Merger or any other agreement, certificate or other instrument executed pursuant to the merger agreement by Paulson, (iv) a copy of the certificates of conversion and incorporation of Paulson, certified by the Secretary of State of Delaware, and (v) a certificate from the Secretary of State of Delaware evidencing the good standing of Paulson in such jurisdiction as of a day within five (5) business days prior to the closing date as set forth in the merger agreement;

•

Paulson, PIC and the Merger Sub must have obtained all consents and approvals necessary to consummate the transactions contemplated by the merger agreement in order that the transactions contemplated therein shall not constitute a breach or violation of, or result in a right of termination or acceleration of, or creation of any encumbrance on any of Paulson’s, PIC’s or the Merger Sub’s assets pursuant to the provisions of, any agreement, arrangement or undertaking of or affecting Paulson or any license, franchise or permit of or affecting Paulson;

•	holders of approximately 40% of all Paulson Common Stock must have entered into voting agreements with Paulson in form and substance acceptable to VBI and Paulson in support of the merger;

•

the Paulson Board must have, subject to compliance with Section 14(f) of the Exchange Act and Rule 14f-1promulgated thereunder, and effective upon the effective time of the merger: (i) increased the Paulson Board to seven directors; (ii) elected to the Paulson Board (a) the following five VBI director designees: Jeff Baxter, Steven Gillis (Chairman), Michael Steinmetz, Michel De Wilde and Sam Chawla; and (b) Trent Davis and Alan Timmins, as the two Paulson designees; and (iii) appointed as the officers of Paulson Jeff Baxter, President & CEO; David Anderson, Senior Vice President Research; Egidio Nascimento, Chief Financial Officer; Marc Kirchmeier, Vice President, Formulations; and T. Adam Buckley, Vice President, Operations & Project Management;

•

each of the officers and directors of Paulson immediately prior to the effective time of the merger, other than Trent Davis and Alan Timmins, must have delivered duly executed resignations from their positions with Paulson effective immediately after the effective time of the merger;

•

VBI and Paulson must have in escrow for the benefit of the surviving company in the merger aggregate gross proceeds of at least $11,000,000 (rounded up to the nearest thousand) (or such lesser amount agreed to in writing by VBI in its sole discretion) received pursuant to a private placement of Paulson Common Stock solely to accredited investors in compliance with the exemption from registration provided by Section 4(a)(2) of the Securities Act or Rule 506 of Regulation D thereunder, on terms satisfactory to VBI and Paulson; and the conditions to closing such private placement must have been satisfied and such amount of gross proceeds must be unencumbered cash available to the surviving company in the merger at the effective time of the merger;

•

Paulson shall have no liabilities except for the reasonable legal fees on an accountable basis incurred by Paulson on or prior to the effective date of the merger in connection with the preparation and negotiation of the documents in connection with the merger and the closing of the transactions contemplated by the merger agreement or such other documents prepared in connection with the merger;

•

holders of no more than five percent (5%) of the outstanding shares of VBI common stock and Series A Preferred Stock will have exercised, or remained entitled to exercise, their appraisal rights under Section 262 of the Delaware General Corporation Law (“DGCL”);

•

Paulson shall have entered into definitive documentation, reasonably acceptable to VBI, whereby Paulson’s ownership in PIC shall be reduced to 0.01%, pursuant to the plan set forth in Exhibit E to the merger agreement (the “Existing Sub Ownership Plan), by the issuance of equity securities to holders of convertible promissory notes of PIC and to members of PIC’s management team. See “The Merger – Effect of the Merger – Restructuring of PIC” for an additional discussion of the Existing Sub Ownership Plan;

•	NASDAQ must have approved an initial listing application of VBI on a post-merger basis for purposes of listing of Paulson Common Stock on NASDAQ following the merger; also Paulson must be in compliance with all of NASDAQ’s criteria for continued listing, the staff of NASDAQ shall not have appealed the decision of the NASDAQ Hearings Panel set forth in the letter, dated February 19, 2014, from NASDAQ to Paulson, Paulson Common Stock shall continue to be listed on NASDAQ from the date of the merger agreement through the closing of the merger, the Paulson Common Stock must be listed on NASDAQ from the closing of the merger until the effective time of the merger, and prior to the effective time of the merger, Paulson Common Stock shall be FAST eligible with the Depository Trust Company (“DTC”);

•

Paulson must have completed the actions voted upon at the Annual Meeting of Shareholders as described in Paulson’s Definitive Proxy Statement on Schedule 14A filed by Paulson with the SEC on October 18, 2013;

•

Paulson must have available not less than $5,250,000 in unencumbered cash invested by the July 2013 Investors or their designees pursuant to the series of agreements described in the Current Report on Form 8-K/A filed with the SEC by Paulson on August 30, 2013 (the “July 2013 Financing Documents”), all of the conditions to closing the transactions contemplated by the July 2013 Financing Documents must have been satisfied at or prior to the effective time of the merger and the $5,250,000 gross proceeds resulting from such closing must have been released from escrow to Paulson at or prior to the effective time of the merger;

•

Paulson shall have no material indebtedness for money borrowed except as directly attributable to PIC as set forth in the merger agreement and presented in Paulson’s financial statements provided pursuant to the merger agreement solely for the purpose of complying with ASC 810 – Consolidation; notwithstanding however that contemporaneously with the closing of the merger, Paulson may issue up to $6 million in principal amount of non-convertible venture debt instruments to venture debt investors approved by VBI, including, without limitation, Perceptive Advisors LLC or its affiliated investment vehicles;

•	Paulson’s Class A Warrants must have been exchanged for Paulson Common Stock;

•	Paulson’s Class B Warrants must have been converted into Paulson Common Stock (or modified or exchanged for a new class of preferred stock of Paulson);

•	all Paulson Series A Preferred Stock issued pursuant to the July 2013 Financing Documents must have been converted to Paulson Common Stock;

•	Paulson must have no issued or outstanding shares of Paulson preferred stock that have preferential rights over the Paulson Common Stock;

•	Paulson’s organizational documents must have been amended to delete the certificate of designation of the Paulson Series A Preferred Stock;

•

the Interest Preservation Letter Agreement included in the July 2013 Financing Documents must have been terminated and must not be deemed a “Dilutive Acquisition” and must have no effect with respect to the merger or any issuances prior thereto;

•

the July 2013 Investors must not have any continuing “most favored nation” rights, registration rights (provided the provisions of Rule 144 are then applicable), anti-dilution rights or any other special investor rights except as may be granted to all investors in the private placement;

•

Paulson must not have outstanding special investor rights (such as anti-dilution rights or registration rights) of holders of Paulson Common Stock and preferred stock other than registration rights of the July 2013 Investors if no Rule 144 resale exemption is available to them and other than as may be granted to all the investors in the private placement;

•

Paulson must have prepaid general liability, representations and warranties insurance (insuring VBI against damages resulting from any breach of Paulson’s representations and warranties under the merger agreement) if available on terms acceptable to Paulson and VBI, and directors and officers tail insurance policies in effect, naming VBI (where possible and/or applicable) and its affiliates as additional insured parties; and PIC must have prepaid general liability, errors and omissions, employment practices liability and directors and officers insurance policies in effect, including, without limitation, a tail policy, naming Paulson and VBI (where possible and/or applicable) and their respective affiliates as insured parties;

•

prior to the effective time of the merger, PIC shall have (i) obtained all requisite definitive consents or approvals of FINRA pursuant to FINRA Rule 1017 relating to the change in equity ownership of PIC that may be deemed to result as a consequence of (A) the merger and (B) the issuances of PIC (or its successor) equity interests upon conversion of notes of PIC, in exchange for PIC Series B Preferred Stock and to PIC’s management, as further described in the Existing Sub Ownership Plan, and (ii) entered into and perform its obligations under the FINRA filing agreement by and among VBI, PIC and Paulson, pursuant to which PIC is obligated, among other things, to file a continuing membership application with FINRA pursuant to FINRA Rule 1017 no later than 3 days following the date of the merger agreement;

•

Paulson must have filed an amendment to its Certificate of Incorporation setting forth a certificate of designation of a new class of preferred stock of Paulson (as required by the terms of secured convertible promissory notes issued by VBI in March 2014) that will not have any economic or voting preferences over the common stock of Paulson but will have limits on the amount of common stock that may be issued upon conversion of such preferred stock;

•

Paulson must have obtained stockholder approval of the reverse split proposal and effected a reverse split of the outstanding Paulson Common Stock if required for its market price on the NASDAQ Capital Market to be at least $4.00 per share at the closing of the merger or for such longer period as is required by the listing rules of the NASDAQ Capital Market;

•	Paulson must have obtained the stockholder approval of the VBI Equity Plan proposal, to become effective upon the closing of the merger;

•

Paulson must have obtained all approvals required to amend, and shall have amended, its Certificate of Incorporation to effect the new certificate of incorporation proposals and such other amendments thereto as VBI shall reasonably request prior to the initial filing with the SEC of the applicable proxy statement by Paulson;

•	counsel to one of the July 2013 Investors (DKR Ventures) must have provided a legal opinion, in a form reasonably satisfactory to VBI and its counsel, regarding the commencement of the holding period of the Paulson shares issued in connection with the July 2013 Financing Documents;

•	Middlebury Securities, LLC and Evolution Venture Partners, LLC must have entered into lock-up agreements in form and substance acceptable to VBI covering such number of shares of Paulson Common Stock acceptable to VBI; and

•	each leak-out agreement executed by the July 2013 Investors shall be in effect and binding upon the July 2013 Investors and there shall be no uncured breach by Paulson that, with the passage of time, could cause the termination of any such leak-out agreement in accordance with its terms.

We refer to the authorized shares increase proposal, declassification proposal, name change proposal and reverse split proposal collectively as the “new certificate of incorporation proposals” and each individually as a “new certificate of incorporation proposal.” The merger agreement provides that the requisite Paulson stockholder approval of each new certificate of incorporation proposal is a condition to closing the transaction, as more fully described in “Proposal 1—The Merger Proposal—Conditions to the Merger” beginning on page 56.

Neither Paulson nor VBI can give any assurance that all of the conditions of the merger will be either satisfied or waived or that the merger will occur.

Termination of the Merger Agreement (Page 62)

In general, the merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the approval of merger proposal by Paulson stockholders, in the following ways:

•	by mutual written consent of Paulson and VBI;

•	by either Paulson or VBI if:

•

the closing of the merger agreement shall not have occurred on or before 5:00 p.m. Eastern standard time on July 25, 2014, provided that such right to terminate is not available to any party whose breach of the merger agreement results in the failure of the closing to occur by such time;

•

the merger is enjoined by a court or any Governmental Body or Self-Regulatory Organization (each as defined in the merger agreement) (including if consummation of the merger is enjoined pending approval by the stockholders of Paulson); or

•	prior to 12:00 p.m. Eastern standard time on May 9, 2014, if either party is not satisfied with the results of its due diligence investigation of the other in its sole and absolute discretion;

•	by VBI if:

•

any representation of Paulson or the Merger Sub set forth in the merger agreement was inaccurate when made or becomes inaccurate such that the conditions to closing the merger could not be satisfied and such inaccuracy is not cured by Paulson or the Merger Sub within ten days of being notified in writing of such inaccuracy;

•

Paulson, PIC or the Merger Sub fails to perform or comply with any of the obligations that it is required to perform or to comply with under the merger agreement such that the conditions to closing the merger could not be satisfied; or

•	Paulson becomes the subject of any proceeding of NASDAQ to delist the Paulson Common Stock.

•	by Paulson if:

•

any representation of VBI set forth in the merger agreement was inaccurate when made or becomes inaccurate such that the conditions to closing the merger could not be satisfied and such inaccuracy is not cured by VBI within ten days of being notified in writing of such inaccuracy; or

•

VBI fails to perform or comply with any of the obligations that it is required to perform or to comply with under the merger agreement such that the conditions to closing the merger could not be satisfied.

Anticipated Accounting Treatment (Page 50)

Due to the fact that VBI shall acquire control of Paulson as a result of the merger, the merger will be accounted for as a “reverse acquisition” pursuant to which VBI will be considered the acquiring entity for accounting purposes in accordance with U.S. generally accepted accounting principles, referred to as “GAAP,” and will allocate the total purchase consideration to Paulson’s assets, which are cash. PIC will issue shares to existing note holders and PIC employees contemporaneously with the merger transaction with VBI (the recapitalization). As a result, Paulson’s ownership in PIC will be reduced to 0.01%. VBI’s historical results of operations will replace Paulson’s historical results of operations for all periods prior to the merger. See “The Merger – Anticipated Accounting Treatment” on page 50.

Material U.S. Federal Income Tax Consequences of the Merger (Page 50)

The merger agreement and transactions contemplated thereby, including the merger and issuance of shares pursuant to the merger agreement, is intended to be tax free to holders of Paulson Common Stock. The merger agreement provides that Paulson, Merger Sub and VBI intend that for U.S. federal income tax purposes, the merger will constitute a tax free reorganization with the meaning of Internal Revenue Code Section 368(a)(1)(B). None of the parties to the merger agreement is seeking tax or legal or accounting opinions or rulings on whether the merger agreement qualifies for tax-free treatment and tax-free treatment is not a condition precedent to the obligations of the parties to the merger agreement.

Dissenter’s Right of Appraisal

No action proposed in the proposals described in this Proxy Statement will provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares under Delaware law.

Risk Factors (Page 23)

In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors” on page 23.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers briefly address some commonly asked questions regarding the Special Meeting, the merger agreement and the merger. These questions and answers may not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement and the other documents Paulson refers to, or incorporated by reference into, this proxy statement.

Q:	Why am I receiving this proxy statement, and why am I being asked to vote on the merger proposal?

A:

Paulson, Merger Sub and VBI have agreed to consummate a merger under the terms of the merger agreement that is described in this proxy statement. A copy of the merger agreement is attached to this proxy statement as Annex A.

In order to complete the merger, Paulson stockholders must vote to approve the issuance of Paulson Common Stock pursuant to the merger and the corresponding change of control of Paulson, as required by NASDAQ rules. Paulson will hold a Special Meeting of its stockholders to obtain this vote. You are receiving this proxy statement in connection with the solicitation of proxies to be voted at the Special Meeting or at any adjournments or postponements thereof.

You should carefully read this proxy statement, including its annexes and the other documents we refer to, or incorporate by reference, into this proxy statement, because they contain important information about the merger, the merger agreement and the Special Meeting. The enclosed voting materials allow you to vote your shares without attending the Special Meeting. Your vote is very important. We encourage you to vote as soon as possible.

Q:	What am I being asked to vote on?

A:

You are being asked to vote on a proposal to approve the issuance of Paulson Common Stock pursuant to the merger and the corresponding change of control of Paulson, which proposal we refer to as the “merger proposal.” You are also being asked to vote on:

●	a proposal to approve the issuance of Paulson Common Stock in a non-public offering in accordance with NASDAQ Listing Rule 5635, which proposal we refer to as the “non-public offering proposal”;

●

a proposal to approve the issuance of Paulson Common Stock as a placement agent fee in connection with the non-public offering referred to in the proposal above, which proposal we refer to as the “placement agent fee proposal”;

●

a proposal to approve the issuance of Paulson Common Stock, in accordance with NASDAQ Listing Rule 5635, to Bezalel Partners LLC (“Bezalel”) pursuant to a consulting agreement entered into between VBI and Bezalel, which proposal we refer to as the “consulting agreement fee proposal”;

●

a proposal to approve the amendment and restatement of our Certificate of Incorporation to effect an increase in the authorized amount of Paulson Common Stock, from 90,000,000 shares of Paulson Common Stock, par value $0.0001 per share to 200,000,000 shares of Paulson Common Stock, which proposal we refer to as the “authorized shares increase proposal”;

●

a proposal to approve an amendment and restatement of our Certificate of Incorporation that would declassify our Board of Directors, such that it would be comprised of a single class of directors elected on an annual basis, rather than be comprised of three classes of directors serving staggered three-year terms, which we refer to as the “declassification proposal”;

●

a proposal to approve the amendment and restatement of our Certificate of Incorporation to change the name of Paulson from “Paulson Capital (Delaware) Corp.” to “VBI Vaccines Inc.”, which proposal we refer to as the “name change proposal”;

●	a proposal to approve the VBI Vaccines Inc. 2014 Equity Incentive Plan (the “VBI Equity Plan”), which proposal we refer to as the “VBI Equity Plan proposal”;

●

a proposal to approve a reverse stock split, to the extent required, of our issued and outstanding capital stock by the ratio required for the Paulson Common Stock market price on the NASDAQ Capital Market to be at least $4.00 per share at the closing of the merger or for such longer period as is required by the listing rules of the NASDAQ Capital Market, which proposal we refer to as the “reverse split proposal”;

●

a proposal to approve the issuance of equity interests in Paulson Investment Company, Inc. (“PIC”), the Company's operating subsidiary, in accordance with NASDAQ Listing Rule 5635(c), to Christopher Clark, Thomas Parigian and Robert Setteducati, members of the management team of PIC, which proposal we refer to as the “PIC equity issuance proposal”; and

●

to consider and vote upon a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the merger proposal, which proposal we refer to as the “adjournment proposal.”

We refer to the authorized shares increase proposal, declassification proposal, name change proposal and reverse split proposal collectively as the “new certificate of incorporation proposals” and each individually as a “new certificate of incorporation proposal”. The merger agreement provides that the requisite Paulson stockholder approval of each new certificate of incorporation proposal is a condition to closing the transaction, as more fully described in “Proposal 1—The Merger Proposal—Conditions to the Merger” beginning on page 56.

Q:	How does the Paulson Board recommend that I vote?

A:	The Paulson Board unanimously recommends that you vote “FOR” each of the proposals discussed in this proxy statement.

Q:	What should I do now?

A:

After carefully reading and considering the information contained in this proxy statement, including the appendices, we encourage you to vote by proxy as soon as possible, whether you plan to attend the Special Meeting or not. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted “FOR,” “AGAINST” or “ABSTAIN” with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Paulson Board’s recommendations, as noted below. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, or you have stock certificates registered in your name, you may vote as follows:

•

Voting by Telephone. You may vote by calling the toll-free telephone number and following the instructions printed on your proxy card. The deadline for voting by telephone is [●], 2014, at [●], [●] Standard Time. If you vote by telephone, you do not need to return your proxy card.

•

Voting on the Internet. You may vote on the Internet by accessing the website www.proxyvote.com and following the instructions printed on your proxy card. The deadline for voting on the Internet is [●], 2014, at [●], [●] Standard Time. If you vote on the Internet, you do not need to return your proxy card.

•

Voting by Proxy Card. You may vote by completing, signing and returning your proxy card by mail. To vote in this manner, please mark, date and sign the enclosed proxy card and return it by mail in the accompanying postage-prepaid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by [●], 2014.

•

Voting in Person. Even if you have voted by one of the methods described above, you may still attend and vote your shares in person at the Special Meeting, if you are the record owner of those shares. If you do attend and vote your shares in person at the Special Meeting after having voted by any of the methods described above, only your last vote will be counted. However, attendance at the Special Meeting alone will not result in a revocation of any previously submitted proxy cards.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive voting instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Special Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Special Meeting in order to vote.

Q:	Why are Paulson and VBI proposing to effect the merger?

A:

We believe that VBI’s business model will create more value for Paulson’s stockholders in the long-term than Paulson could achieve as an independent, stand-alone company. For a more complete description of the reasons for the merger, see “The Merger – Reasons for the Merger” on page 46.

Q:	How will Paulson stockholders be affected by the merger?

A:

The merger will have no effect on the number of shares of Paulson Common Stock held by Paulson stockholders as of immediately prior to the completion of the merger. However, it is expected that upon completion of the merger such shares will represent approximately 24% of the outstanding shares of Paulson Common Stock after the merger, on a fully diluted basis, whereas prior to the completion of the merger such shares represented 100%.

Q:	When do Paulson and VBI expect the merger to be completed?

A:

Paulson and VBI are working to complete the merger as quickly as practicable. However, we cannot predict the exact timing of the completion of the merger because it is subject to certain conditions. See “Proposal 1 – The Merger Proposal – Conditions to the Merger” on page 56. We hope to complete the merger by July 31, 2014.

Q:	What will happen to Paulson if, for any reason, the merger does not close?

A:

Paulson has invested significant time and incurred, and expects to continue to incur, significant expenses related to the proposed merger. If the merger does not close, the Paulson Board will, among other things, (i) not follow through with the planned restructuring of PIC, (ii) continue to evaluate and review our business operations, properties and capitalization, (iii) make such changes as are deemed appropriate, and (iv) continue to seek to identify strategic alternatives to enhance stockholder value.

Q:	Who will be Paulson’s directors and executive officers following the merger?

A:

Following the merger, the Paulson Board will be comprised of a total of 7 directors, with 5 designated by VBI and 2 designated by Paulson. The Paulson Board is anticipated to include the following individuals as of the closing of the merger:

Name	Designated By
Jeff Baxter	VBI

Steven Gillis, Ph. D.	VBI

Michael Steinmetz, Ph. D.	VBI

Michel De Wilde, Ph. D.	VBI

Trent Davis	Paulson

Alan Timmins	Paulson

Sam Chawla	VBI

Following the merger, the executive officers of Paulson are anticipated to include the following individuals:

Name	Position
Jeff Baxter	President & CEO, Director

David Anderson	Senior Vice President Research

Egidio Nascimento	Chief Financial Officer

Marc Kirchmeier	Vice President, Formulations

T. Adam Buckley	Vice President, Operations & Project Management

For more information about Paulson’s anticipated directors and executive officers following the merger and related corporate governance matters, see “Management of Paulson Following the Merger” on page 112.

Q:	Will my shares be voted if I do not provide my proxy?

A:

Under stock market rules currently in effect, brokerage firms and nominees have the authority to vote their customers’ unvoted shares on certain “routine” matters if the customers have not furnished voting instructions within a specified period prior to the Special Meeting. However, except for the name change proposal and the adjournment proposal, the proposals to be voted upon at the Special Meeting are not considered “routine” matters and hence brokerage firms and nominees will not be able to vote the shares of customers from whom they have not received voting instructions. If you hold your shares directly in your own name, they will not be counted as shares present for the purposes of determining the presence of a quorum or be voted if you do not provide a proxy or attend the Special Meeting and vote the shares yourself.

Broker non-votes occur when shares held by a broker are not voted with respect to a proposal because (i) the broker has not received voting instructions from the beneficial owner of the shares and (ii) the broker lacks the authority to vote the shares at the broker’s discretion. Broker non-votes will be counted as shares present and entitled to vote for the purposes of determining the presence of a quorum on each of the proposals to be voted on at the Special Meeting.

Q:	If my shares are held in “street name” by my broker, can my broker vote my shares for me?

A:

Yes, but your broker will only be permitted to vote your shares of Paulson Common Stock if you instruct your broker how to vote. You should follow the procedures provided to you by your broker regarding how to instruct your broker to vote your shares.

Q:	When and where is the Special Meeting?

A:	The Special Meeting will be held on [●], 2014, at [●], at [●] Pacific time.

Q:	Who may attend the Special Meeting?

A:	All Paulson stockholders who owned shares of Paulson Common Stock at the close of business on [●], the record date for the Special Meeting, may attend.

Q.	Who may vote at the Special Meeting?

A.

Only holders of record of Paulson Common Stock as of the close of business on [●], the record date for the Special Meeting, may vote at the Special Meeting. As of the record date, Paulson had [●] outstanding shares of Paulson’s Common Stock entitled to vote at the Special Meeting.

Q:	What vote is required to approve the proposals?

A:

Vote Required to Approve the Merger Proposal and each New Certificate of Incorporation Proposals. The affirmative vote of the holders of a majority of Paulson Common Stock outstanding on the record date (assuming a quorum is present in person or by proxy) is required for approval of the merger proposal and each new certificate of incorporation proposal. If you vote to abstain, or if you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have the same effect as voting against these proposals.

Vote Required to Approve the Other Proposals. Approval of all other proposals to be voted on at the Special Meeting requires the affirmative vote of the holders of a majority of Paulson Common Stock present at the Special Meeting and entitled to vote on such proposals (assuming a quorum is present in person or by proxy), excluding abstentions. If you vote to abstain, or if you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have no effect on the voting outcome of these proposals.

Q:	Do any of Paulson’s directors or officers have interests in the merger that may differ from or be in addition to my interests as a stockholder?

A:	No.

Q:	How will our directors and executive officers vote on the merger proposal?

A:

Our directors and current executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of their shares of Paulson Common Stock in favor of the merger proposal and the other proposals. As of [●], the record date for the Special Meeting, our directors and current executive officers beneficially owned, in the aggregate, [●] shares of Paulson Common Stock, or collectively approximately [●]% of the outstanding shares of Paulson Common Stock.

Q:	Why am I being asked to approve the non-public offering proposal?

A:

NASDAQ Listing Rule 5635(d) requires that we obtain stockholder approval prior to the issuance of Paulson Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by Paulson of Paulson Common Stock equal to 20% or more of the Paulson Common Stock outstanding before the issuance.

Q:	Why am I being asked to approve the issuance of Paulson Common Stock as a placement agent fee in connection with the non-public offering referred to in the proposal above?

A:

NASDAQ Listing Rule 5635(c) requires that we obtain stockholder approval prior to the issuance of Paulson Common Stock when any equity compensation arrangement is made pursuant to which stock may be acquired by consultants. The placement agents acted as consultants in connection with the non-public offering, with equity compensation as the agreed form of payment pursuant to their agreements with VBI.

Q:	Why am I being asked to approve the issuance of Paulson Common Stock to Bezalel Partners LLC (“Bezalel”) pursuant to a consulting agreement entered into between VBI and Bezalel?

A:

NASDAQ Listing Rule 5635(c) requires that we obtain stockholder approval prior to the issuance of Paulson Common Stock when any equity compensation arrangement is made pursuant to which stock may be acquired by consultants. Bezalel acted as a consultant to VBI in connection with the merger, with equity compensation as the agreed form of payment pursuant to the consulting agreement between VBI and Bezalel.

Q:	Why am I being asked to approve the new certificate of incorporation proposals?

A:

Under the merger agreement, approval of the new certificate of incorporation proposals is a condition to completing the merger. Because Paulson is a Delaware corporation, it is subject to the DGCL. In order to amend a corporation’s certificate of incorporation, the DGCL requires that such amendment be approved by stockholders representing a majority of the outstanding shares of the corporation. In connection with the merger proposal and the new certificate of incorporation proposals, Paulson is seeking to amend and restate its Certificate of Incorporation to effect the changes described in each new certificate of incorporation proposal.

Q:	Why am I being asked to approve the VBI Vaccines Inc. 2014 Equity Incentive Plan?

A:

NASDAQ listing rules require stockholder approval prior to the issuance of securities to Paulson’s officers, directors, employees and consultants pursuant to a newly established or materially amended stock option plan or other equity compensation arrangement. Paulson is seeking approval of the VBI Vaccines Inc. 2014 Equity Incentive Plan to enable it to grant incentive compensation to eligible officers, directors, employees and consultants in connection with and following the consummation of the merger.

Q:	Why am I being asked to approve the PIC equity issuance proposal?

A:

NASDAQ Listing Rule 5635(c) requires that we obtain stockholder approval prior to the issuance of securities when an equity compensation arrangement is made pursuant to which stock may be acquired by officers, directors, employees, or consultants. NASDAQ has determined that the issuance of equity interests in PIC to Christopher Clark, Thomas Parigian and Robert Setteducati, members of the management team of PIC, falls within the rules set forth in Listing Rule 5635(c), and has required that we seek the approval of our stockholders prior to the issuance of the PIC equity interests.

Q.

Why am I being asked to approve adjourning the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the merger proposal?

A:

We are asking you to vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, in order to allow for the solicitation of additional proxies if there are insufficient votes at the time of the Special Meeting to approve the merger proposal or if necessary to achieve a quorum. If the proposal to adjourn the Special Meeting is not approved and there are insufficient votes at the time of the Special Meeting to approve the merger proposal or achieve a quorum, Paulson may be required to incur additional time and expense in order to hold an effective stockholder meeting for the merger proposal to be considered and approved.

Q:	What is a “quorum”?

A:

Under our bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a “quorum” for the transaction of business. If a quorum is not present at the Special Meeting, Paulson expects that the Special Meeting will be adjourned or postponed to solicit additional proxies. In general, shares of Paulson Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Special Meeting for purposes of determining a quorum. Shares represented by proxies marked “ABSTAIN” are counted in determining whether a quorum is present. In addition, a “broker non-vote” is counted in determining whether a quorum is present.

Q:	Who is soliciting my proxy?

A:	This proxy is being solicited by the Paulson Board.

Q.	Who is paying for the solicitation of proxies?

A:

Paulson will bear the cost of solicitation of proxies by us. In addition to soliciting stockholders by mail, Paulson directors, officers and employees, without additional remuneration, may solicit proxies in person or by telephone or other means of electronic communication. Paulson will not pay these individuals for their solicitation activities but will reimburse them for their reasonable out-of-pocket expenses. Brokers and other custodians, nominees and fiduciaries will be requested to forward proxy-soliciting material to the owners of stock held in their names, and Paulson will reimburse such brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by Paulson’s directors, officers and employees may also be made of some stockholders in person or by mail, telephone or other means of electronic communication following the original solicitation.

Q:	What does it mean if I get more than one proxy card?

A:

If your shares are registered in multiple accounts with one or more brokers and/or our transfer agent, you will receive more than one proxy card. If you are submitting your proxy by completing and returning your proxy card, please complete and return each of the proxy cards you receive to ensure that all of your shares are voted.

Q:	If I have given a proxy, may I subsequently change my vote?

A:	Yes. If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:

•	by re-voting by Internet or by telephone;

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above; provided that it is received prior to the deadline set forth above;

•	by notifying our Secretary in writing before the Special Meeting that you have revoked your proxy; or

•

by attending the Special Meeting in person and voting in person in accordance with the instructions above. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Your most current vote, whether by telephone, Internet or proxy card, is the one that will be counted.

If you have instructed a broker or other nominee to vote your shares, you must follow the procedures provided by your broker or nominee to change those instructions.

Q:	Will I be entitled to dissenter’s rights or appraisal rights as a result of the merger agreement and the merger?

A:	No. Paulson stockholders do not have appraisal rights or similar rights of dissenters with respect to the merger.

Q:	Will the merger agreement and the transactions contemplated thereby be taxable to me as a Paulson stockholder?

A:	No. See “The Merger – Material U.S. Federal Income Tax Consequences of the Merger” on page 50.

Q.	After the Special Meeting, how can I determine whether the merger proposal was approved by Paulson stockholders?

A.

Promptly after the Special Meeting, Paulson will issue a press release announcing whether the merger proposal has been approved by holders of a sufficient number of outstanding shares of Paulson Common Stock. In addition, within four business days after the Special Meeting, Paulson will file a Form 8-K with the SEC to report the results of the voting on the proposals presented to the Paulson stockholders at the Special Meeting.

Q:	Who can help answer my questions?

A:

If you have questions about the Special Meeting or the merger after reading this proxy statement, you should contact us at the following address or phone number: 1331 N.W. Lovejoy Street, Suite 720, Portland, OR 97209, phone: 503-243-6000, Attention: Secretary.

List of Stockholders

Our Secretary will prepare and make, at least ten (10) days before the Special Meeting, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of at least ten (10) days prior to the Special Meeting, either at a place within the city where the Special Meeting is to be held, which place shall be specified in the notice of the Special Meeting, or, if not specified, at the place where the Special Meeting is to be held. The list will be produced and kept at the time and place of Special Meeting during the whole time thereof and may be inspected by any stockholder who is present.

Householding of Special Meeting Materials

SEC rules allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials, but you would prefer to receive your own copy, please contact us at the following address or phone number: 1331 N.W. Lovejoy Street, Suite 720, Portland, OR 97209, phone: 503-243-6000, Attention: Secretary. If you do not wish to participate in “householding” and would like to receive your own set of proxy materials in future years, or if you share an address with another Paulson stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

FORWARD-LOOKING STATEMENTS

This proxy statement contains or incorporates both historical and “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify forward-looking statements. Any such forward-looking statements in this report reflect our and VBI’s current views with respect to future events and financial performance and are subject to a variety of factors that could cause our actual results to differ materially from historical results or from anticipated results expressed or implied by such forward-looking statements. There may be events in the future that cannot be accurately predicted or over which Paulson has no control. Stockholders should be aware that the occurrence of the events described in this proxy statement or in the documents incorporated herein by reference could have a material adverse effect on our business, operating results and financial condition or ability to consummate the transaction. Examples of these risks include, without limitation:

•	the risk factors disclosed in this proxy statement under “Risk Factors” and in Paulson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and any amendments thereto, which report is incorporated by reference in this proxy statement; and

•	the risk that, even though Paulson has incurred the costs and expenses related to the merger, the merger may not be completed.

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this proxy statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject to the factors above, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond our ability to control or predict. You should not place undue reliance on these forward-looking statements. We do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. For more information, see the section entitled “Where You Can Find Additional Information” beginning on page 121. The results presented for any period may not be reflective of results for any subsequent period.

You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to us, VBI, the combined company, the merger or any other matters, are expressly qualified in their entirety by the foregoing cautionary statements.

RISK FACTORS

You should consider carefully the following risk factors, as well as the other information set forth in this proxy statement, before making a decision on the merger or the other proposals presented. The value of your investment may increase or may decline and could result in a loss. You should carefully consider the following factors as well as the other information contained in this proxy statement.

Risk Factors Related to Paulson and the Merger

Although Paulson and VBI expect that the merger will result in benefits to the combined company, the combined company may not realize those benefits because of various challenges.

Paulson and VBI believe that the merger will result in greater returns for the Paulson stockholders than if Paulson remained as a standalone entity. However, the integration of a new company is a complex, costly and time-consuming process. This process may disrupt the business of either or both of the companies, and may not result in the full benefits expected by Paulson and VBI. There can be no assurance that the combination of Paulson with VBI will result in the realization of the anticipated benefits from the merger.

The announcement and pendency of the merger could have an adverse effect on our stock price and/or our business, financial condition, results of operations or business prospects.

The announcement and pendency of the merger could have an adverse effect on our stock price and increase the price volatility and risk of trading in our stock. Our business, financial condition, results of operations or business prospects could also be adversely affected. In addition, the attention of our management may be directed toward the completion of the merger and related matters and may be diverted from the day-to-day business operations, including from other opportunities that otherwise might be beneficial to us.

Failure to complete the merger could impact negatively our business, financial condition or results of operations or our stock price.

The completion of the merger is subject to a number of conditions and there can be no assurance that the conditions to the completion of the merger will be satisfied. If the merger is not completed, Paulson will be subject to several risks, including:

•

the current trading price of Paulson Common Stock may reflect a market assumption that the merger will occur, meaning that a failure to complete the merger could result in a decline in the price of Paulson Common Stock;

•

certain of our executive officers and/or directors may seek other employment opportunities, and the departure of any of our executive officers and the possibility that Paulson would be unable to recruit and hire a replacement executive could impact negatively our business and operating results;

•

the Paulson Board would need to reevaluate our strategic alternatives, which alternatives may include a sale of the company, liquidation of the company, a return to pre-merger strategies of seeking licensing candidates and growing commercial sales, or other strategic transactions;

•	we have incurred and will continue to incur substantial transaction costs in connection with the merger whether or not the merger is completed;

•	we would not realize any of the anticipated benefits of having completed the merger; and

•

under the merger agreement, we are subject to certain restrictions on the conduct of our business prior to the completion of the merger, which restrictions could adversely affect our ability to realize our business strategies or take advantage of certain business opportunities in the event the merger is not completed.

If the merger is not completed, these risks may materialize and materially and adversely affect our business, financial condition, results of operations or stock price.

If the merger is not completed, we will continue to be subject to the risks related to the business of PIC, our operating subsidiary.

If the merger is not completed, our business will continue in its present form, which is PIC’s brokerage and investment banking business. There are several risks related to PIC’s business, including the following:

•

 PIC’s business in its present form is relatively early-stage, with limited operating history, and its prospects are difficult to evaluate. PIC faces the risks, expenses, and difficulties inherent in a company seeking to develop a new business.

•

Various aspects of PIC’s business are subject to extreme volatility, often as a result of factors beyond its ability to anticipate or control. In particular, a factor such as the condition of the securities markets, which is in turn based on popular perceptions of the health of the economy generally, can be expected to affect the volume of PIC’s business.

•	PIC faces intense competition in its industry.

•

PIC’s future success will depend on retaining management and hiring and assimilating new key employees. PIC’s inability to attract or retain key personnel would materially harm its business and results of operations.

•

PIC is subject to the risk of legal proceedings, which may result in significant losses to it that it cannot recover. Claimants in these proceedings may be customers, employees, investors, or regulatory agencies, among others, seeking damages for mistakes, errors, negligence, or acts of fraud by PIC employees.

•

PIC efforts to match operating costs with activity levels may prove unsuccessful, and the fact that many of its expenses will be either fixed or difficult to change on short notice may materially harm its business and results of operations.

The issuance of shares of Paulson Common Stock to VBI stockholders in connection with the merger and in the private placement will dilute substantially the voting power of our current stockholders.

Pursuant to the merger agreement, at the effective time of the merger, Paulson will issue shares of Paulson Common Stock to the former VBI stockholders which, together with options to purchase shares of VBI common stock that will be converted into options to purchase shares of Paulson Common Stock (and will be assumed by us at the effective time of the merger) and the Paulson Common Stock to be issued in the private placement, will represent approximately 41.5% of the shares of Paulson Common Stock on a fully diluted basis after the merger (not including shares issued to VBI stockholders in the $11 million private placement to be completed concurrently with the merger), subject to adjustment pursuant to the merger agreement. Accordingly, the issuance of shares of Paulson Common Stock to VBI stockholders in connection with the merger will reduce significantly the relative voting power of each share of Paulson Common Stock held by our current stockholders. Consequently, our stockholders as a group will have significantly less influence over the management and policies of the combined company after the merger than prior to the merger.

The Exchange Ratio is not adjustable based on the market price of Paulson Common Stock and if the market price of Paulson Common Stock fluctuates, the market value of the shares of each party to the merger can change prior to the completion of the merger.

The Exchange Ratio, as calculated in the merger agreement, which determines the number of shares to be issued to the former VBI stockholders pursuant to the merger and the number of shares of Paulson Common Stock to be subject to options held by former VBI option holders, is based on the fully diluted number of shares of Paulson Common Stock and VBI capital stock outstanding as of immediately prior to the completion of the merger, subject to adjustment as provided in the merger agreement. No adjustments to the Exchange Ratio will be made based on changes in the trading price of Paulson Common Stock or the value of VBI capital stock prior to the completion of the merger. Changes in the trading price of Paulson Common Stock or the value of VBI capital stock may result from a variety of factors, including, among others, general market and economic conditions, changes in our or VBI’s respective businesses, operations and prospects, market assessment of the likelihood that the merger will be completed as anticipated or at all, and regulatory considerations. Many of these factors are beyond our control or VBI’s control. As a result, the value of the shares of Paulson Common Stock issued to VBI stockholders in connection with the merger could be substantially less or substantially more than the current market value of Paulson Common Stock. Likewise, such factors including those related to VBI could affect the value of Paulson Common Stock prior to closing of the merger.

We have incurred and will continue to incur significant transaction costs in connection with the merger, some of which will be required to be paid even if the merger is not completed.

We have incurred and will continue to incur significant transaction costs in connection with the merger. These costs are primarily associated with the fees of attorneys and accountants and our financial advisors. Many of these costs will be paid even if the merger is not completed.

Because the lack of a public market for VBI’s outstanding shares makes it more difficult to evaluate the value of such shares, VBI stockholders may receive consideration in the merger that is greater than the fair market value of the VBI shares.

VBI is privately held and its outstanding capital stock is not traded in any public market. The lack of a public market makes it difficult to determine the fair market value of VBI or its shares of capital stock. Since the percentage of our equity to be issued to the VBI stockholders was determined based on negotiations between the parties, it is possible that the value of the Paulson Common Stock to be issued in connection with the merger will be greater than the fair market value of VBI.

The merger will result in changes to the Paulson Board and Paulson will pursue different strategies after the merger than we have pursued independently.

If the merger is completed, the composition of the Paulson Board will change in accordance with the merger agreement. Following completion of the merger, the Paulson Board is expected to consist of seven members. Initially, the Board is expected to be comprised of two directors appointed by us and five directors appointed by former VBI stockholders. Because a majority of the Paulson Board after the merger will initially be comprised of directors selected by VBI, following the merger we will pursue certain business strategies that we would not have pursued had the merger not taken place. In addition, if the merger is completed, we will restructure PIC as described below (see “The Merger – Effect of the Merger – Restructuring of PIC”). If the merger does not close, the restructuring of PIC as currently contemplated in connection with the merger would not immediately occur.

Following the merger, sales of shares of Paulson Common Stock into the market in the future could cause the market price of Paulson Common Stock to drop significantly, even if our business is doing well.

Concurrently with the execution of the merger agreement, certain Paulson stockholders entered into identical leak-out agreements. Under the leak-out agreements, these stockholders have agreed to a leak-out restriction whereby they will not sell or otherwise transfer certain of the shares of Paulson Common Stock beneficially owned by them (or subsequently acquired by them) for a period before and following the closing of the merger. These leak-out restrictions apply to securities convertible into or exchangeable for approximately 22.8 million shares of Paulson Common Stock. Sales of these shares in the public market, either before or after the merger, could cause the trading price of Paulson Common Stock to decline.

In addition, the merger agreement provides that, following the merger, upon the written request of the former VBI stockholders who hold at least 25% of the shares of Paulson Common Stock held by all former VBI stockholders after the merger, including shares issued in the merger, in the private placement or issuable upon the exercise or conversion of any options, warrants or convertible securities, Paulson will be required to file with the SEC, and thereafter to use its commercially reasonable efforts, to have declared effective as soon as practicable and in any event within 90 days after the initial filing thereof with the SEC, a registration statement under the Securities Act covering the resale of the Paulson Common Stock owned by the former VBI stockholders. Regardless of whether these shares are registered, VBI stockholders will be permitted to sell these shares six months after the effective date of the merger pursuant to exemptions available under applicable securities law, including Rule 144 under the Securities Act with respect to certain VBI stockholders.

If the shares held by the aforementioned stockholders are sold, or if it is perceived that they will be sold in the public market, the trading price of Paulson Common Stock could decline. For more information on the leak-out restrictions set forth in the leak-out agreements see “The Merger – Restrictions on Sales of Paulson Common Stock Before and After the Merger” on page 48.

Risks Factors Related to VBI

Risks Related to the Business

VBI’s business is not currently profitable, and it may not be able to achieve profitability even if it is able to generate significant revenue.

VBI’s income generating activities have been limited to research and development services pursuant to certain governmental research and development grants. No revenues have been recorded from the sale of products in connection with VBI’s planned principal business activity. Accordingly, VBI is classified as a development stage company. VBI has also incurred significant net losses and negative operating cash flows since inception. As of March 31, 2014, VBI had an accumulated deficit of approximately $52.2 million and stockholders’ deficit of approximately $18.9 million.

VBI does not expect to advance its first product candidate into Phase 1 clinical trials prior to 2015. VBI will require significant additional funds to conduct clinical and non-clinical trials, achieve regulatory approvals, and, subject to such approvals, commercially launch its products. VBI cannot predict if and when it will achieve profitability. VBI’s failure to achieve and sustain profitability could negatively impact the market price of its common stock and may require it to seek additional financing for its business.

VBI depends on skilled and experienced personnel to operate its business effectively. If VBI is unable to recruit, hire and retain these employees, its ability to manage and expand its business will be harmed, which would impair its future revenue and profitability.

VBI’s success largely depends on the skills, experience and efforts of its officers and other key employees. While VBI has employment contracts with many of its officers and other key employees, its officers and other key employees may terminate their employment at any time. The loss of any of VBI’s senior management team members could weaken its management expertise and harm its business.

VBI’s ability to retain its skilled labor force and its success in attracting and hiring new skilled employees will be a critical factor in determining whether VBI will be successful in the future. VBI may not be able to meet its future hiring needs or retain existing personnel. Failure to attract and retain personnel, particularly technical and sales and marketing personnel, would materially harm VBI’s ability to compete effectively and grow its business.

Product Development Risks

Because VBI’s vaccine product development efforts depend on new and rapidly evolving technologies, it cannot be certain that its efforts will be successful.

VBI’s vaccine development efforts depend on new, rapidly evolving technologies and on the marketability and profitability of VBI products. Commercialization of VBI vaccines could fail for a variety of reasons, and include the possibility that:

•

VBI’s eVLP vaccine technologies, any or all of the products based on such technologies or VBI’s proprietary manufacturing process will be ineffective or unsafe, or otherwise fail to receive necessary regulatory clearances or commercial viability;

•

VBI’s thermostable LPV vaccine technologies, any or all of the products based on such technologies or VBI’s proprietary manufacturing process will be ineffective or unsafe, or otherwise fail to receive necessary regulatory clearances or commercial viability;

•	VBI may be unable to develop a scale-up method for its manufacturing protocols in a cost-effective manner;

•	the products, if safe and effective, will be difficult to manufacture on a large-scale or uneconomical to market;

•	VBI’s subcontracted third party manufacturing facility may fail to continue to pass regulatory inspections;

•	proprietary rights of third parties will prevent VBI or its collaborators from exploiting technologies, and manufacturing or marketing products; and

•	third-party competitors will gain greater market share due to superior products or marketing capabilities.

VBI has not completed the development of vaccine products and may not succeed in obtaining the FDA approval necessary to sell such vaccine products.

The development, manufacture and marketing of VBI’s pharmaceutical and biological products are subject to government regulation in the U.S. and other countries. In the U.S. and most foreign countries, VBI must complete rigorous pre-clinical testing and extensive clinical trials that demonstrate the safety and efficacy of a product in order to apply for regulatory approval to market the product. None of VBI’s vaccine candidates have yet gained regulatory approval in the U.S. or elsewhere. VBI also has vaccine candidates in clinical trials and pre-clinical laboratory or animal studies.

The steps required by the FDA before VBI’s proposed investigational products may be marketed in the U.S. include:

•	performance of pre-clinical (animal and laboratory) tests;

•	submissions to the FDA of an Investigational New Drug Application (“IND”), which must become effective before clinical trials may commence;

•	performance of adequate and well-controlled clinical trials to establish the safety and efficacy of the investigational product in the intended target population;

•	performance of a consistent and reproducible manufacturing process intended for commercial use, including appropriate manufacturing data and regulatory inspections;

•	submission to the FDA of a Biologics Licensing Application (“BLA”) or a New Drug Application (“NDA”); and

•	FDA approval of the BLA or NDA before any commercial sale or shipment of the product.

The processes are expensive and can take many years to complete, and VBI may not be able to demonstrate the safety and efficacy of its vaccine candidates to the satisfaction of regulatory authorities. The start of clinical trials can be delayed or take longer than anticipated for many and varied reasons, many of which are out of VBI’s control. Safety concerns may emerge that could lengthen the ongoing clinical trials or require additional clinical trials to be conducted. Promising results in early clinical trials may not be replicated in subsequent clinical trials. Regulatory authorities may also require additional testing, and VBI may be required to demonstrate that its proposed products represent an improved form of treatment over existing therapies, which it may be unable to do without conducting further clinical trials. Moreover, if the FDA or a foreign regulatory body grants regulatory approval of a product, the approval may be limited to specific indications or limited with respect to its distribution. Expanded or additional indications for approved products may not be approved, which could limit VBI’s revenue. Foreign regulatory authorities may apply similar limitations or may refuse to grant any approval. Consequently, even if VBI believes that pre-clinical and clinical data are sufficient to support regulatory approval for its vaccine candidates, the FDA and foreign regulatory authorities may not ultimately grant approval for commercial sale in any jurisdiction. If VBI’s vaccine candidates are not approved, its ability to generate revenue will be limited and its business will be adversely affected.

Because VBI depends on third -parties to conduct some of its laboratory testing, clinical trials, and manufacturing, VBI may encounter delays in or lose some control over its efforts to develop products.

VBI is dependent on third-party research organizations to conduct some of its laboratory testing, clinical trials and manufacturing activities. If VBI is unable to obtain any necessary services on acceptable terms, its may not complete its product development efforts in a timely manner. VBI may lose some control over these activities and become too dependent upon these parties. These third parties may not complete testing or manufacturing activities on schedule, within budget, or when VBI requests. VBI may not be able to secure and maintain suitable research organizations to conduct its laboratory testing, clinical trials and manufacturing activities. VBI has not manufactured any of its vaccine candidates at a commercial level and may need to identify additional third-party manufacturers to scale-up and manufacture its products.

VBI is responsible for confirming that each of its clinical trials is conducted in accordance with its general investigational plan and protocol. Moreover, the FDA and foreign regulatory agencies require VBI to comply with regulations and standards, commonly referred to as good clinical practices, for conducting, recording and reporting the results of clinical trials to assure that data and reported results are credible and accurate and that the clinical trial participants are adequately protected. The FDA and foreign regulatory agencies also require VBI to comply with good manufacturing practices. VBI’s reliance on third parties does not relieve it of these responsibilities and requirements. These third parties may not successfully carry out their contractual duties or regulatory obligations or meet expected deadlines. In addition, these third parties may need to be replaced or the quality or accuracy of the data they obtain may be compromised or the product they manufacture may be contaminated due to the failure to adhere to VBI’s clinical and manufacturing protocols, regulatory requirements or for other reasons. In any such event, VBI’s pre-clinical development activities or clinical trials may be extended, delayed, suspended or terminated, and VBI may not be able to obtain regulatory approval of, or commercially manufacture, its vaccine candidates.

If VBI is unable to manufacture its vaccines in sufficient quantities, at sufficient yields or is unable to obtain regulatory approvals for a manufacturing facility for its vaccines, VBI may experience delays in product development, clinical trials, regulatory approval and commercial distribution.

Completion of VBI’s clinical trials and commercialization of its vaccine candidates requires access to, or development of, facilities to manufacture its vaccine candidates at sufficient yields and at commercial-scale. VBI has limited experience manufacturing any of its vaccine candidates in the volumes that will be necessary to support large-scale clinical trials or commercial sales. Efforts to establish these capabilities may not meet initial expectations as to scheduling, scale-up, reproducibility, yield, purity, cost, potency or quality.

If VBI is unable to manufacture its vaccine candidates in clinical quantities or, when necessary, in commercial quantities and at sufficient yields, then VBI must rely on third parties. Other third-party manufacturers must also receive FDA approval before they can produce clinical material or commercial products. VBI’s vaccines may be in competition with other products for access to these facilities and may be subject to delays in manufacture if third parties give other products greater priority. VBI may not be able to enter into any necessary third-party manufacturing arrangements on acceptable terms, or on a timely basis. In addition, VBI has to enter into technical transfer agreements and share its know-how with the third-party manufacturers, which can be time-consuming and may result in delays.

As a result, any delay or interruption could have a material adverse effect on VBI’s business, financial condition, results of operations and cash flows.

VBI must identify vaccines for development with its technologies and establish successful third -party relationships.

The near and long-term viability of VBI’s vaccine candidates will depend in part on its ability to successfully establish new strategic collaborations with pharmaceutical and biotechnology companies, non-profit organizations and government agencies. Establishing strategic collaborations and obtaining government funding is difficult and time-consuming. Potential collaborators may reject collaborations based upon their assessment of VBI’s financial, regulatory or intellectual property position or based on their internal pipeline; government agencies may reject contract or grant applications based on their assessment of public need, the public interest, VBI’s products’ ability to address these areas, or other reasons beyond VBI’s expectations or control. If VBI fails to establish a sufficient number of collaborations or government relationships on acceptable terms, it may not be able to commercialize its vaccine candidates or generate sufficient revenue to fund further research and development efforts.

Even if VBI establishes new collaborations or obtains government funding, these relationships may never result in the successful development or commercialization of any vaccine candidates for several reasons, including the fact that:

●

VBI may not have the ability to control the activities of its partners and cannot provide assurance that they will fulfill their obligations to VBI, including with respect to the license, development and commercialization of vaccine candidates, in a timely manner or at all;

●	such partners may not devote sufficient resources to VBI’s vaccine candidates or properly maintain or defend its intellectual property rights;

●

any failure on the part of VBI’s partners to perform or satisfy their obligations to VBI could lead to delays in the development or commercialization of VBI’s vaccine candidates and affect its ability to realize product revenue; and

●

disagreements, including disputes over the ownership of technology developed with such collaborators, could result in litigation, which would be time-consuming and expensive, and may delay or terminate research and development efforts, regulatory approvals and commercialization activities.

VBI’s collaborators will be subject to the same regulatory approval of their manufacturing facility and process as VBI. Before VBI could begin commercial manufacturing of any of its vaccine candidates, it and its collaborators must pass a pre-approval inspection before FDA approval and comply with the FDA’s cGMP. If VBI’s collaborators fail to comply with these requirements, its vaccine candidates would not be approved. If its collaborators fail to comply with these requirements after approval, VBI would be subject to possible regulatory action and may be limited in the jurisdictions in which it is permitted to sell its products.

If VBI or its collaborators fail to maintain its existing agreements or in the event VBI fails to establish agreements as necessary, VBI could be required to undertake research, development, manufacturing and commercialization activities solely at its own expense. These activities would significantly increase VBI’s capital requirements and, given its lack of sales, marketing and distribution capabilities, significantly delay the commercialization of its vaccine candidates.

Risks Related to VBI Intellectual Property

VBI’s success depends on its ability to maintain the proprietary nature of its technology.

VBI’s success in large part depends on its ability to maintain the proprietary nature of its technology and other trade secrets. To do so, VBI must prosecute and maintain existing patents, obtain new patents and pursue trade secret and other intellectual property protection. VBI also must operate without infringing the proprietary rights of third parties or allowing third parties to infringe its rights. VBI currently has or has rights to over 100 U.S. patents and corresponding foreign patents and patent applications covering its technologies. However, patent issues relating to pharmaceuticals and biologics involve complex legal, scientific and factual questions. To date, no consistent policy has emerged regarding the breadth of biotechnology patent claims that are granted by the U.S. Patent and Trademark Office or enforced by the federal courts. Therefore, VBI does not know whether its patent applications will result in the issuance of patents, or that any patents issued to VBI will provide it with any competitive advantage. VBI also cannot be sure that it will develop additional proprietary products that are patentable. Furthermore, there is a risk that others will independently develop or duplicate similar technology or products or circumvent the patents issued to VBI.

There is a risk that third parties may challenge VBI’s existing patents or claim that VBI is infringing their patents or proprietary rights. VBI could incur substantial costs in defending patent infringement suits or in filing suits against others to have their patents declared invalid or claim infringement. It is also possible that VBI may be required to obtain licenses from third parties to avoid infringing third-party patents or other proprietary rights. VBI cannot be sure that such third-party licenses would be available to it on acceptable terms, if at all. If VBI is unable to obtain required third-party licenses, it may be delayed in or prohibited from developing, manufacturing or selling products requiring such licenses.

Although VBI’s patent filings include claims covering various features of its vaccine candidates, including composition, methods of manufacture and use, VBI’s patents do not provide it with complete protection against the development of competing products. Some of VBI’s know- how and technology is not patentable. To protect VBI’s proprietary rights in unpatentable intellectual property and trade secrets, it requires employees, consultants, advisors and collaborators to enter into confidentiality agreements. These agreements may not provide meaningful protection for VBI’s trade secrets, know-how or other proprietary information.

VBI holds a time limited, exclusive license to intellectual property from third parties that, once expired, may limit its competitive positioning within the field and prevent it from defending its proprietary position.

VBI expects that it will need to license intellectual property from third parties in the future and that these licenses will be material to its business. VBI will not own the patents or patent applications that underlie these licenses, and will not control the enforcement of the patents. VBI will rely upon its licensors to properly prosecute and file those patent applications and prevent infringement of those patents.

VBI’s license agreement with University of Paris, Marie-Currie, which gives them exclusive rights to a family of patents and patent applications that are expected to expire in 2020, covers eVLP technology for use in human vaccines. These applications are very significant to VBI’s business. Once expired, VBI may be open to competitive eVLP-like products and others may gain VBI’s proprietary position in the development of new products based on the eVLP platform.

If patent laws or the interpretation of patent laws change, VBI’s competitors may be able to develop and commercialize its discoveries.

Important legal issues remain to be resolved as to the extent and scope of available patent protection for biopharmaceutical products and processes in the U.S. and other important markets outside the U.S., such as Europe and Japan. Foreign markets may not provide the same level of patent protection as provided under the U.S. patent system. Litigation or administrative proceedings may be necessary to determine the validity and scope of certain of VBI’s and others’ proprietary rights. Any such litigation or proceeding may result in a significant commitment of resources in the future and could force VBI to do one or more of the following: cease selling or using any of its products that incorporate the challenged intellectual property, which would adversely affect its revenue; obtain a license from the holder of the intellectual property right alleged to have been infringed, which license may not be available on reasonable terms, if at all; and redesign its products to avoid infringing the intellectual property rights of third parties, which may be time-consuming or impossible to do. In addition, changes in, or different interpretations of, patent laws in the U.S. and other countries may result in patent laws that allow others to use VBI’s discoveries or develop and commercialize its products. VBI cannot provide assurance that the patents it obtains or the unpatented technology it holds will afford it significant commercial protection.

Risks Related to Regulatory Matters

VBI may fail to obtain regulatory approval for its products on a timely basis or comply with its continuing regulatory obligations after approval is obtained.

Delays in obtaining regulatory approval can be extremely costly in terms of lost sales opportunities, losing any potential marketing advantage resulting from being early to market and increased clinical trial costs. The speed with which VBI begins and completes its pre-clinical studies necessary to begin clinical trials, the clinical trials themselves and VBI’s applications for marketing approval will depend on several factors, including the following:

•	VBI’s ability to manufacture or obtain sufficient quantities of materials for use in necessary pre-clinical studies and clinical trials;

•	prior regulatory agency review and approval;

•	approval of the protocol and the informed consent form by the review board of the institution conducting the clinical trial;

•

the rate of subject or patient enrollment and retention, which is a function of many factors, including the size of the subject or patient population, the proximity of subjects and patients to clinical sites, the eligibility criteria for the clinical trial and the nature of the protocol;

•	negative test results or side effects experienced by clinical trial participants;

•	analysis of data obtained from pre-clinical activities, which is susceptible to varying interpretations and which interpretations could delay, limit or prevent further studies or regulatory approval;

•	the availability of skilled and experienced staff to conduct and monitor clinical trials and to prepare the appropriate regulatory applications; and

•	changes in the policies of regulatory authorities for drug or vaccine approval during the period of product development.

VBI has limited experience in conducting and managing the pre-clinical studies and clinical trials necessary to obtain regulatory marketing approvals. VBI may not be permitted to continue or commence additional clinical trials. VBI also faces the risk that the results of its clinical trials may be inconsistent with the results obtained in pre-clinical studies or clinical trials of similar products or that the results obtained in later phases of clinical trials may be inconsistent with those obtained in earlier phases. A number of companies in the biopharmaceutical and product development industry have suffered significant setbacks in advanced clinical trials, even after experiencing promising results in early animal and human testing.

Regulatory agencies may require VBI or its collaborators to delay, restrict or discontinue clinical trials on various grounds, including a finding that the subjects or patients are being exposed to an unacceptable health risk. In addition, VBI or its collaborators may be unable to submit applications to regulatory agencies within the time frame it currently expects. Once submitted, applications must be approved by various regulatory agencies before VBI or its collaborators can commercialize the product described in the application. All statutes and regulations governing the conduct of clinical trials are subject to change in the future, which could affect the cost of such clinical trials. Any unanticipated costs or delays in VBI’s clinical trials could delay its ability to generate revenue and harm its financial condition and results of operations.

VBI’s vaccine candidates may never achieve market acceptance even if VBI obtains regulatory approvals.

Even if VBI receives regulatory approvals for the commercial sale of its vaccine candidates, the commercial success of these vaccine candidates will depend on, among other things, their acceptance by physicians, patients, third-party payers such as health insurance companies and other members of the medical community as a vaccine and cost-effective alternative to competing products. If VBI’s vaccine candidates fail to gain market acceptance, VBI may be unable to earn sufficient revenue to continue its business. Market acceptance of, and demand for, any product that VBI may develop and commercialize will depend on many factors, including:

•	VBI’s ability to provide acceptable evidence of safety and efficacy;

•	the prevalence and severity of adverse side effects;

•	whether VBI’s vaccines are differentiated from other vaccines based on immunogenicity;

•	availability, relative cost and relative efficacy of alternative and competing treatments;

•	the effectiveness of VBI’s marketing and distribution strategy;

•	publicity concerning VBI’s products or competing products and treatments; and

•	VBI’s ability to obtain sufficient third-party insurance coverage or reimbursement.

In particular, there are significant challenges to market acceptance for cytomegalovirus (“CMV”) vaccines related to the target market (pre-pregnant women and eventually toddlers) for the CMV vaccines and a relatively low tolerance for risk to these populations. The risk-benefit analysis undertaken by FDA and other regulators will be high relative to other vaccines and biologic products.

If VBI’s vaccine candidates do not become widely accepted by physicians, patients, third-party payers and other members of the medical community, its business, financial condition and results of operations would be materially and adversely affected.

If reforms in the health care industry make reimbursement for VBI’s potential products less likely, the market for VBI’s potential products will be reduced, and it could lose potential sources of revenue.

VBI’s success may depend, in part, on the extent to which reimbursement for the costs of vaccines will be available from third-party payers such as government health administration authorities, private health insurers, managed care programs and other organizations. Over the past decade, the cost of health care has risen significantly, and there have been numerous proposals by legislators, regulators and third-party health care payers to curb these costs. Some of these proposals have involved limitations on the amount of reimbursement for certain products. Similar federal or state health care legislation may be adopted in the future and any products that VBI or its collaborators seek to commercialize may not be considered cost-effective. Adequate third-party insurance coverage may not be available for VBI to establish and maintain price levels that are sufficient for realization of an appropriate return on its investment in product development. Moreover, the existence or threat of cost control measures could cause VBI’s corporate collaborators to be less willing or able to pursue research and development programs related to its vaccine candidates.

Risks Related to VBI’s Capital Requirements and Finances

Any acquisitions that VBI makes could disrupt its business and harm its financial condition.

VBI expects to evaluate potential strategic acquisitions of complementary businesses, products or technologies. VBI may also consider joint ventures and other collaborative projects. VBI may not be able to identify appropriate acquisition candidates or strategic partners, or successfully negotiate, finance or integrate acquisitions of any businesses, products or technologies. Furthermore, the integration of any acquisition and management of any collaborative project may divert management’s time and resources from VBI’s core business and disrupt its operations. VBI has limited experience with acquiring companies or products. If it decides to expand its product offerings beyond vaccine technologies, VBI may spend time and money on projects that do not increase its revenue. While VBI from time to time evaluates potential collaborative projects and acquisitions of businesses, products and technologies, and anticipates continuing to make these evaluations, VBI has no present understandings, commitments or agreements with respect to any acquisitions or collaborative projects.

VBI will likely need additional financing to continue its operations. If VBI is unable to obtain additional financing on acceptable terms, it may have to curtail or cease its development plans and operations.

From VBI’s incorporation in 2006 to December 31, 2013, VBI has received $49.3 million in total equity and debt financing. VBI’s income generating activities have been limited to research and development services pursuant to certain governmental research and development grants. No revenues have been recorded from the sale of products in connection with VBI’s planned principal business activity. In addition, VBI has incurred significant net losses and negative operating cash flows since inception. As of March 31, 2014, VBI had an accumulated deficit of approximately $52.2 million and stockholders’ deficit of approximately $18.9 million. VBI’s long-term success and ability to continue as a going concern is dependent upon obtaining sufficient capital to fund the research and development of its products, to bring about their successful commercial release, if approved, to generate revenue and, ultimately, attain profitable operations or alternatively advance the products and technology to such a point that an acquirer would find attractive. There is substantial doubt as to the appropriateness of the going concern assumptions and long-term success of VBI since it has accumulated significant start-up losses and faces substantial demand on its cash resources to fund operations and its growth plans.

To date, VBI has been able to obtain financing; however, there is no assurance that financing will be available in the future, or if it is, that it will be available at terms acceptable to management and its existing stockholders. Additional financings may be effected through debt financing and/or the issuance of equity securities, there being no assurance that any type of financing on terms acceptable to VBI will be available or otherwise occur. Debt financing must be repaid regardless of whether VBI generates revenues or cash flows from operations and may be secured by substantially all of VBI’s assets. Any equity financing or debt financing that requires the issuance of warrants or other equity securities to the lender would cause the percentage ownership of VBI’s stockholders after the merger to be diluted, which dilution may be substantial. Also, any additional equity securities issued may have rights, preferences or privileges senior to those of existing stockholders. If such financing is not available when required or is not available on acceptable terms, VBI may be required to reduce or eliminate certain product candidates and development activities, and it may ultimately require VBI to suspend or cease operations, which could cause investors to lose the entire amount of their investment.

MARKET PRICES AND DIVIDEND DATA

Market Price of Paulson Common Stock

Paulson Common Stock is traded on the NASDAQ Capital Market under the symbol “PLCC,” but it is not actively traded. The following table sets forth the high and low closing sale prices of Paulson Common Stock for each quarter in the two years ended December 31, 2013:

Year Ended December 31, 2012	High	Low
Quarter 1	$1.29	$0.53
Quarter 2	1.22	0.88
Quarter 3	1.07	0.71
Quarter 4	1.05	0.68

Year Ended December 31, 2013	High	Low
Quarter 1	$0.85	$0.70
Quarter 2	0.82	0.66
Quarter 3	1.90	0.71
Quarter 4*	1.69	0.57

* Paulson’s Common Stock was suspended from trading on The NASDAQ Capital Market from November 21, 2013 until January 8, 2014 while Paulson was subject to a listing review. On February 19, 2014, the NASDAQ Listing Qualifications Panel granted Paulson’s request for continued listing of Paulson Common Stock on The NASDAQ Capital Market.

On May 7, 2014, the last full trading day before the public announcement of the merger agreement, the closing price for Paulson Common Stock was $1.22 per share and on [●], 2014, the latest practicable trading day before the printing of this proxy statement, the closing price for Paulson Common Stock was $[●] per share.

Holders of Paulson Common Stock

As of the close of business on [●], the record date for the Special Meeting, there were [●] holders of record of Paulson Common Stock. The number of holders of record is based on the actual number of holders registered on the books of our transfer agent and does not reflect holders of shares in “street name” or persons, partnerships, associations, corporations or other entities identified in security position listings maintained by depository trust companies.

Description of Paulson Common Stock

As of [●], the record date for the Special Meeting, there were [●] shares of Paulson Common Stock outstanding. The following summarizes the rights of holders of Paulson Common Stock:

●	each holder of Paulson Common Stock is entitled to one vote per share on all matters to be voted upon by the stockholders, including the election of directors;

●	the affirmative vote of a majority of the shares present in person or represented and voting at a duly held meeting at which a quorum is present shall be the act of the stockholders;

●

holders of Paulson Common Stock are not entitled to cumulate votes in the election of directors, which means that the holders of a majority of the shares voted can elect all of the directors then standing for election;

●

subject to preferences that may be applicable to the holders of outstanding shares of preferred stock, if any, the holders of Paulson Common Stock are entitled to receive dividends when, as and if declared by the Paulson Board, out of assets legally available for dividends;

●

upon Paulson’s liquidation, dissolution, or winding up, after satisfaction of all Paulson’s liabilities and the payment of any liquidation preference of any outstanding preferred stock, the holders of shares of Paulson Common Stock will be entitled to receive on a pro rata basis all of Paulson’s assets remaining for distribution;

●	there are no redemption or sinking fund provisions applicable to Paulson Common Stock; and

●	there are no preemptive or conversion rights applicable to Paulson Common Stock.

Anti-Takeover Effects of Certain Provisions of Delaware Law and Paulson’s Certificate of Incorporation and Bylaws

Paulson is subject to the provisions of Section 203 of the DGCL. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless either:

●	prior to the date at which the person becomes an interested stockholder, the corporation’s board of directors approves such transaction or business combination;

●

the stockholder acquires more than 85% of the outstanding voting stock of the corporation (excluding shares held by directors who are officers or held in certain employee stock plans) upon consummation of such transaction; or

●

the business combination is approved by the corporation’s board of directors and by the holders of two-thirds of the outstanding voting stock of the corporation (excluding shares held by the interested stockholder) at a meeting of stockholders (and not by written consent).

For purposes of Section 203, “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years prior, did own) 15% or more of the corporation’s voting stock. A “business combination” includes a merger, asset sale, or other transaction resulting in a financial benefit to such interested stockholder.

In addition, certain provisions of Paulson’s Certificate of Incorporation and bylaws may be deemed to have an anti-takeover effect and may delay, defer, or prevent a tender offer or takeover attempt that a stockholder might consider in its best interest, including those attempts that might result in a premium over the market price for the shares held by our stockholders. Paulson’s Certificate of Incorporation and bylaws currently provide for the Paulson Board to be divided into three classes, with staggered three-year terms. Only one class of directors is elected at each annual meeting of Paulson stockholders, with the other classes continuing for the remainder of their respective three-year terms. Because Paulson’s stockholders do not have cumulative voting rights, Paulson stockholders representing a majority of the shares of common stock outstanding will be able to elect all of the Paulson directors. If Proposal 6 as set forth in this proxy statement is approved, however, Paulson’s Certificate of Incorporation and bylaws will be amended to declassify our board, thereby eliminating this possible anti-takeover effect.

Paulson’s Certificate of Incorporation also permits the Paulson Board to issue up to 30,000,000 shares of preferred stock, with any rights, preferences, and privileges as it may designate. Furthermore, our bylaws provide that all stockholder action must be effected at a duly called meeting of stockholders, and that only the Paulson Board, any officer instructed by the board or stockholders owning not less than 75% of all our voting stock may call a special meeting of stockholders. In addition, Paulson’s bylaws require advance notice for stockholders to nominate directors or to submit proposals for consideration at meetings of stockholders.

The combination of the classification of our board of directors (if Proposal 6 is not approved), the lack of cumulative voting and the authorization to issue “blank check” preferred stock will make it more difficult for Paulson’s existing stockholders to replace the Paulson Board as well as for another party to obtain control of Paulson by replacing the Paulson Board. Since the Paulson Board has the power to retain and discharge our officers, these provisions could also make it more difficult for existing stockholders or another party to effect a change in management. In addition, the authorization of undesignated preferred stock makes it possible for the Paulson Board to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change our control.

These provisions may have the effect of deterring hostile takeovers or delaying changes in Paulson’s control or management. These provisions are intended to enhance the likelihood of continued stability in the composition of Paulson’s Board and in the policies it implements, and to discourage certain types of transactions that may involve an actual or threatened change of control of Paulson. These provisions are designed to reduce Paulson’s vulnerability to an unsolicited acquisition proposal. The provisions also are intended to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for Paulson’s shares and, as a consequence, they also may inhibit fluctuations in the market price of Paulson stock that could result from actual or rumored takeover attempts.

Dividends on Paulson Common Stock

Paulson did not pay any dividends in fiscal year 2013 or during the interim periods of fiscal year 2014 through the date of this proxy statement. During fiscal year 2012, Paulson paid two special cash dividends to holders of Paulson Common Stock. In March 2012, the Paulson Board approved a special cash dividend of $0.05 per common share payable April 16, 2012 to stockholders of record April 4, 2012. In December 2012, the Paulson Board approved a special cash dividend of $0.15 per share payable December 28, 2012 to stockholders of record December 14, 2012. Paulson does not have a policy regarding a regular dividend payment and any future dividends declared will be at the discretion of the Paulson Board.

Under the merger agreement, Paulson is prohibited from paying any dividend or other distribution on Paulson Common Stock prior to the completion of the merger. After the completion of the merger, other than distributions to the Legacy Shareholders pursuant to the Trust, it is not anticipated that there will be any dividends paid on the Paulson Common Stock for the foreseeable future. It is expected that future earnings, if any, will be retained by Paulson and used to fund the development and commercialization of products.

Information Regarding VBI

VBI is a private company and shares of its capital stock are not publicly traded.

Dividends on VBI Preferred Stock and Common Stock

VBI did not pay any dividends in fiscal years 2013 or 2012, or during the interim periods of fiscal year 2014 through the date of this proxy statement. VBI does not have a policy regarding a regular dividend payment and any future dividends declared will be at the discretion of the VBI board of directors.

Holders of VBI Preferred Stock and Common Stock

As of [●], 2014, the latest practicable date before the printing of this proxy statement, VBI had eight holders of record of its Series A Preferred Stock and 19 holders of record of its common stock. At the effective time of the merger, pursuant to the merger agreement, each share of VBI common stock and VBI Series A Convertible Preferred Stock will be cancelled and converted into the right to receive a number of shares of Paulson Common Stock, as further described in the “The Merger – Effect of the Merger” section on page 42.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following security ownership information is set forth, as of May 2, 2014, unless otherwise noted, with respect to (i) each stockholder known by Paulson to be beneficial owners of more than 5% of Paulson Common Stock, (ii) each of the current directors of Paulson, (iii) each of the named executive officers of Paulson and (iv) all current directors and executive officers as a group (six persons). Other than as set forth below, we are not aware of any other stockholder who may be deemed to be a beneficial owner of more than 5% of Paulson Common Stock. Unless otherwise indicated, the address of each beneficial owner is c/o Paulson Capital (Delaware) Corp., 1331 NW Lovejoy Street, Suite 720, Portland, Oregon 97209.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. The percentage of beneficial ownership is based on 7,793,258 shares of Paulson Common Stock outstanding on May 2, 2014. In accordance with the SEC rules, shares of Paulson Common Stock that are subject to options or warrants that are currently exercisable or exercisable within 60 days of the record date are considered outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

	Paulson Common Stock (1)
	Number of	Percent of Shares (%)
Name of Beneficial Owner	Shares (2)	Outstanding
Chester L.F. and Jacqueline M. Paulson (3)	3,146,284	40.4
Barbara Kleemann	734,645	9.4
Barry Honig (4)	397,151	5.1
Trent Davis (5)(6)	348,267	4.4
Shannon P. Pratt, D.B.A. (5)	301,499	3.9
Paul F. Shoen (5)	262,326	3.3
Charles L.F. Paulson (5)	235,017	3.0
Murray Smith (7)	178,089	2.3
Alan P. Timmins (5)	25,000	*
All current executive officers and directors as a group (6 persons)	1,350,198	16.8

*Less than one percent

(1)

Applicable percentage of ownership is based on 7,793,258 shares of Paulson Common Stock outstanding as of May 2, 2014 together with applicable options for such stockholders. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares.

(2)	Includes options exercisable within 60 days of May 2, 2014 as follows:

Charles L.F. Paulson	85,017
Barbara Kleemann	45,445
Trent Davis	48,267
Shannon P. Pratt, D.B.A.	30,445
Paul Shoen	55,445
Murray Smith	11,089
Alan Timmins	0

(3)	Includes 2,851,284 shares held by the Paulson Family LLC.

(4)	Represents shares held directly by Barry Honig and DKR Ventures, LLC, of which he is the managing member.

(5)	Director of Paulson.

(6)	Mr. Davis is President of Paulson and Chief Executive Officer of PIC.

(7)	Mr. Smith is Chief Financial Officer of Paulson and PIC.

The following security ownership information is set forth as of immediately following the effective time, based on the anticipated ownership of Paulson Common Stock after giving effect to the approval of all proposals included in this proxy statement, with respect to (i) each post-merger stockholder expected to be the beneficial owner of more than 5% of Paulson Common Stock, (ii) each post-merger director of Paulson, (iii) each post-merger named executive officer of Paulson and (iv) all post-merger directors and executive officers as a group (11 persons). Other than as set forth below, we are not aware of any other post-merger stockholder who may be deemed to be a beneficial owner of more than 5% of Paulson Common Stock immediately after the effective time.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. The percentage of beneficial ownership is based on 98,605,393 shares of Paulson Common Stock to be outstanding immediately following the effective time (without giving effect to the impact of the reverse split proposal). In accordance with the SEC rules, shares of Paulson Common Stock that will be subject to options or warrants that are exercisable at the effective time (assuming the effective time occurs on June 30, 2014) or exercisable within 60 days of the effective time will be considered outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner is c/o Variation Biotechnologies (US), Inc., 222 Third Street, Suite 2241, Cambridge, MA 02142.

Name and address of beneficial owner	Number of Shares (1)(2)	Percent of Shares (%)
Clarus Ventures	24,859,887	25.2
Arch Venture Partners	16,990,800	17.2
Perceptive Life Sciences Master Fund (3)	13,060,110	13.2
5AM Ventures II, L.P. (4)	9,858,408	10.0
Bezalel Partners, LLC	5,342,510	5.4
Jeff Baxter (5)(6)	1,476,642	1.5
David E. Anderson (7)	1,199,171	1.2
Egidio Nascimento (8)	458,462	*
Adam Buckley (9)	457,967	*
Marc Kirchmeier (10)	383,591	*
Trent Davis (6) c/o Paulson Investment Company, Inc. 1331 NW Lovejoy Street, Suite 720 Portland, OR 97209	362,433	*
Steve Gillis (6)	103,589	*
Michael Steinmetz (6)	8,333	*
Sam Chawla (6)	8,333	*
Alan Timmins (6) c/o Paulson Investment Company, Inc. 1331 NW Lovejoy Street, Suite 720 Portland, OR 97209	33,333	*
Michel De Wilde (6)	8,333	*
All proposed executive officers and directors as a group (11 persons)	4,500,187	4.5

* Less than one percent

(1) Applicable percentage of ownership is based on 98,605,393 shares of Paulson Common Stock outstanding as of the effective time (assuming the effective time occurs on June 30, 2014) together with applicable options for such stockholders. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares.

(2) Includes options projected to be exercisable within 60 days of June 30, 2014, as follows:

Jeff Baxter	1,476,642

David E. Anderson	531,551

Egidio Nascimento	431,402

Adam Buckley	252,877

Marc Kirchmeier	383,591

Trent Davis	41,600

Steve Gillis	75,883

Michael Steinmetz	8,333

Sam Chawla	8,333

Alan Timmins	8,333

Michel De Wilde	8,333

(3) Includes shares held by Titan-Perc Ltd., a related entity.

(4) Includes shares held by 5AM Co-Investors II, L.P., a related entity.

(5) Mr. Baxter is proposed to be the President and Chief Executive Officer of VBI Vaccines Inc.

(6) Proposed director of VBI Vaccines Inc.

(7) Dr. Anderson is proposed to be the Senior Vice President, Research, of VBI Vaccines Inc.

(8) Mr. Nascimento is proposed to be the Chief Financial Officer of VBI Vaccines Inc.

(9) Mr. Buckley is proposed to be the Vice President, Operations, of VBI Vaccines Inc.

(10) Mr. Kirchmeier is proposed to be the Vice President, Formulations, of VBI Vaccines Inc.

SUMMARY COMPENSATION TABLE 2011-2013

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our (i) Principal Executive Officer (“PEO”); (ii) our two next most highly compensated executive officers, other than our PEO, who were serving as executive officers at the end of the last completed fiscal year and whose total compensation was greater than $100,000; (herein referred to as the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)		Total ($)
Chester L.F. Paulson	2013	$108,310	$159,000	$-	$553	$2,000	(2)	$269,863
Former Chairman, President	2012	114,000	-	-	478	12,000	(2)	126,478
and CEO of Paulson (Former “PEO”)(3)	2011	114,000	-	-	11,536	15,041		140,577
Trent D. Davis	2013	207,668	134,000	14,518	18,651	-		374,837
President of	2012	72,000	50,000	-	35,658	-		157,658
Paulson (Current “PEO”) (3)	2011	60,000	-	-	151,293	9,901		221,194
Murray G. Smith	2013	190,480	35,000	4,839	-	-		230,319
CFO of Paulson and PIC	2012	135,480	11,290	-	-	-		146,770
	2011	135,480	-	-	-	-		135,480

(1)	Represents commissions earned pursuant to performance-based compensation arrangements.

(2)	Mr. Chester L.F. Paulson received an auto allowance of $2,000 and $12,000 in 2013 and 2012, respectively.

(3)

Mr. Chester L.F. Paulson resigned as a director and from the offices of Chairman and Chief Executive Officer on December 16, 2013. Mr. Trent Davis replaced Mr. Paulson as President on November 8, 2013.

Compensation expense generally follows the increase or decrease in net revenues, reflecting the connection of incentive-based pay to our overall performance.

Our Board of Directors is responsible for establishing our compensation program. The Compensation Committee has been delegated by the Board of Directors to annually review the officer compensation program and approve appropriate modifications to the senior officer compensation packages. The Compensation Committee is responsible for establishing the compensation of the CEO and reviews and approves the recommendations of the CEO regarding compensation and incentive packages of other senior executive officers. The Compensation Committee does not delegate this authority and we do not use compensation consultants.

Employment Agreements

None of the named executive officers is covered by formal employment agreements.

Termination of Employment and Change-In-Control Agreements

None of the named executive officers is covered by formal agreements to provide special compensation or benefits upon termination of employment or a change-in-control.

Outstanding Equity Awards at December 31, 2013

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($/Sh.)	Option Expiration Date
Chester L.F. Paulson	-	-	-
Trent D. Davis	15,000	$1.13	06/30/16
	33,267	0.76	06/19/23
Murray G. Smith	11,089	$0.76	06/19/23

Director Compensation

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our non-Executive Officer Directors in fiscal 2013 ended December 31, 2013.

Name of Director	Fees earned or paid in cash ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)		Total ($)
Chester L.F. Paulson(1) (4)	$-	$-	$-	$-	$-		$-
Charles L.F. Paulson(1)	-	20,372	-	-	-		20,372
Steve H. Kleemann(3) (5)	11,250	19,832	-	-	-		31,082
Shannon Pratt, D.B.A.(3)	15,000	13,286	-	-	6,500	(2)	34,786
Paul F. Shoen(3)	15,000	13,286	-	-	-		28,286
Denis Burger (6)	-	-	-	-	-		-

(1)	Mr. Chester L.F. Paulson and Mr. Charles L.F. Paulson have never received any additional compensation for their service on the Board of Directors.

(2)	Dr. Pratt received $6,500 during 2013 for his assistance as a “financial expert.”

(3)	Directors receive $3,750 per quarter for serving as a director.

(4)	Mr. Chester L.F. Paulson resigned from the Board of Directors on December 16, 2013.

(5)	Mr. Kleemann passed away on July 27, 2013.

(6)	Dr. Burger was named a Director on December 16, 2013 and resigned on January 22, 2014.

Equity incentive awards outstanding at December 31, 2013 for each non-employee director were as follows:

Name	Option Awards (#)
Dennis Burger	0
Shannon P. Pratt, D.B.A.	30,445
Paul F. Shoen	55,445

PARTIES TO THE MERGER

Paulson Capital (Delaware) Corp.

Paulson Capital (Delaware) Corp.

1331 NW Lovejoy Street, Suite 720

Portland, Oregon 97209

(503) 243-6000

Paulson Capital (Delaware) Corp., referred to as “Paulson,” “we,” “our” or “us,” is a Delaware corporation. Paulson is a holding company whose operating subsidiary, Paulson Investment Company, Inc. (“PIC”), is a full service brokerage firm. Substantially all of our business has historically consisted of the securities brokerage and corporate finance activities conducted through PIC, which has operations in four principle categories, all of them in the financial services industry. These categories are (i) corporate finance revenues consisting principally of underwriting discounts and underwriter warrants; (ii) securities trading from which we record profit or loss, depending on trading results; (iii) investment income resulting from earnings on, and increases or decreases in the value of, our investment portfolio; and (iv) securities brokerage activities for which we earn commission revenues. In February 2012, we announced we had reached an agreement with JHS Capital Advisors, LLC (“JHS”) of Tampa, Florida to sell substantially all of our retail brokerage operations, including many of our branch and non-branch offices as well as registered personnel (employees and independent contractors), to JHS. In connection with the transactions described in this proxy statement, Paulson’s ownership interest in PIC will be reduced to a negligible amount as a result of the issuance of equity securities to holders of convertible promissory notes of PIC and to members of PIC’s management team. See “The Merger – Effect of the Merger – Restructuring of PIC.” Additional information about Paulson is contained in its public filings, some of which are incorporated by reference herein as described in “Where You Can Find Additional Information” beginning on page 121.

Variation Biotechnologies (US), Inc.

Variation Biotechnologies (US), Inc.

222 Third Street, Suite 2241

Cambridge, MA 02142

(617) 830-3031

Variation Biotechnologies (US), Inc., referred to as “VBI,” is a Delaware corporation. VBI is a privately held company dedicated to the innovative formulation, development and delivery of safe and effective vaccines that expand and enhance vaccine protection in both established and emerging markets. VBI’s innovative approach to vaccine development and growing pipeline of vaccine programs address significant market opportunities and are designed to answer critical unmet medical needs. For more information about VBI’s business, see “VBI’s Business” on page 92.

VBI Acquisition Corp.

VBI Acquisition Corp.

c/o Paulson Capital (Delaware) Corp.

1331 NW Lovejoy Street, Suite 720

Portland, Oregon 97209

(503) 243-6000

VBI Acquisition Corp., referred to as “Merger Sub,” is a Delaware corporation and is currently a wholly owned subsidiary of Paulson that was formed solely for the purpose of entering into the merger agreement and completing the merger. Upon the consummation of the merger, Merger Sub will be merged with and into VBI and will cease to exist.

THE MERGER

This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

Effect of the Merger

Upon the terms and subject to the conditions of the merger agreement, Merger Sub will merge with and into VBI, with VBI continuing as the surviving corporation. As a result of the merger, VBI will become a wholly owned subsidiary of Paulson.

The time at which the merger will become effective, referred to as the effective time of the merger, will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as Paulson, VBI and Merger Sub may agree and specify in the certificate of merger). At the effective time of the merger, and as a result of the merger:

•

each share of VBI common stock and Series A Preferred Stock will be cancelled and converted into the right to receive 1.226 shares of Paulson Common Stock, which would result in approximately 42,772,713 shares of Paulson Common Stock being issued to the former holders of VBI common stock and Series A Preferred Stock at the effective time of the merger; and

•

each outstanding option to purchase a share of VBI common stock, whether vested or unvested, and so long as such option has not prior to the effective time of the merger been exercised, cancelled or terminated nor expired, will be deemed to constitute an option to purchase, on the same terms and conditions, a number of shares of Paulson Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of VBI common stock or Series A Preferred Stock subject to such option multiplied by (ii) the “Exchange Ratio” (defined below), at an exercise price per share of Paulson Common Stock equal to the quotient of (i) the exercise price per share of VBI common stock and Series A Preferred Stock (rounded up to the nearest cent) subject to such option divided by (ii) the “Exchange Ratio.” The “Exchange Ratio” means 1.226 shares of Paulson Common Stock per one share of VBI common stock and Series A Preferred Stock.

We expect that Paulson’s Common Stock will continue to be publicly traded on the NASDAQ Capital Market after the effective time of the merger; however the trading symbol under which Paulson Common Stock is traded will be changed as a result of changing Paulson’s name to VBI Vaccines Inc.

Restructuring of PIC

In connection with the transactions described in this proxy statement, Paulson’s ownership interest in PIC will be reduced to a negligible amount as a result of the issuance of equity securities of PIC, as described below.

At the effective time of the merger, an irrevocable liquidating trust (the “Trust”) will be created and the stockholders of record of Paulson Common Stock as of the record date for Paulson’s 2013 Annual Meeting of Shareholders (the “2013 Record Date”) (such stockholders are referred to as the “Legacy Shareholders”) will be given non-transferable beneficial interests in the Trust in proportion to their pro rata ownership interest in the Paulson Common Stock as of the 2013 Record Date. The majority of the assets currently held by PIC, which are non-operating assets primarily consisting of underwriter warrants, trading and investment securities, and cash and accounts receivables (the “Trust Assets”), collectively valued at approximately $8.8 million at March 31, 2014, will be transferred to the Trust at the effective time of the merger. It is expected that the Trust Assets will be liquidated and distributed to the Legacy Shareholders over the next two to three years. Concurrently with the transfer of the Trust Assets to the Trust, PIC will be converted from a corporation to a limited liability company under the laws of the State of Oregon (the resulting entity is referred to as the “Converted Entity”). Immediately upon conversion of PIC to a limited liability company at the effective time of the merger, the series of transactions described below will occur:

•     River Integrity Investments, LLC (“River Integrity”), which currently holds a promissory note issued by PIC on January 14, 2013, as amended and restated on April 9, 2014, in the principal amount of $1.5 million, will convert all outstanding principal and interest under its promissory note into a 35% membership interest in the Converted Entity.

•     River Integrity, which, in addition to the promissory note described above, holds 215,438 shares of Series B Preferred Stock of PIC that was purchased on June 26, 2013 for $1.5 million, will exchange all of its shares of Series B Preferred Stock of PIC for a 12.5% membership interest in the Converted Entity.

•     DTA Investments LLC, which currently holds a promissory note issued by PIC on September 30, 2013, as amended and restated on April 10, 2014, in the principal amount of $700,000, will convert all outstanding principal under its promissory note into an 11.6% membership interest in the Converted Entity.

•     Christopher Clark, Robert Setteducati and Thomas Parigian, current members of the management team of PIC, will each be issued a 13.63% membership interest in PIC in return for services performed for PIC.

As a result of the transactions described above, the ownership interest of Paulson in PIC will be diluted to a 0.01% membership interest in the Converted Entity.

The consummation of the PIC restructuring transactions described above is contingent upon the filing by PIC with FINRA of a continuing membership application seeking approval for the change of control of PIC, as well as the consummation of the merger as described in this proxy statement. The merger will not occur unless the PIC restructuring transactions are consummated concurrently with the consummation of the merger.

Effect on Paulson if the Merger is Not Completed

If the merger proposal is not approved by Paulson stockholders or if the merger is not completed for any other reason, the issuance of shares to the former VBI stockholders contemplated by the merger agreement and corresponding change of control of Paulson will not occur. Further, the restructuring of PIC as described above under “- Restructuring of PIC” will not occur as contemplated. In such event, Paulson expects that management will operate the business in a manner similar to that in which it is being operated today, and that Paulson stockholders will continue to be subject to the same risks and opportunities to which they are currently subject.

Furthermore, if the merger is not completed, and depending on the circumstances that would have caused the merger not to be completed, the price of Paulson Common Stock may decline significantly from the trading price as of the date of this proxy statement. If that were to occur, it is uncertain when, if ever, the price of Paulson Common Stock would return to the price at which it trades as of the date of this proxy statement.

Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of Paulson Common Stock. If the merger is not completed, the Paulson Board will, among other things, (i) not immediately follow through with the planned restructuring of PIC, (ii) continue to evaluate and review our business operations, properties and capitalization, (iii) make such changes as are deemed appropriate, and (iv) continue to seek to identify strategic alternatives to enhance stockholder value. If the merger proposal is not approved by Paulson stockholders or if the merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to Paulson will be offered or that our business, prospects or results of operation will not be adversely impacted.

Background of the Merger

As part of Paulson’s ongoing strategic planning process, the Paulson Board and its executive officers have over time regularly reviewed and evaluated Paulson’s strategic direction and alternatives in light of the performance of its business and operations and market, economic, competitive, and other conditions and developments. In May 2012, Paulson sold PIC’s retail brokerage business and since then has focused on boutique investment banking for the small- and mid-cap markets.

On January 16, 2013, the audit committee of the Paulson Board met to discuss a proposal presented to management by Barry Honig of DKR Ventures regarding an investment in Paulson of $6.0 million in exchange for Series A Convertible Preferred shares and warrants.  The proceeds would be used for general corporate purposes. The audit committee approved a term sheet for the proposed investment.

From January through June 2013, management of Paulson and a director of Paulson conducted ongoing negotiations with Mr. Honig, and drafts reflecting the terms of the investment were exchanged between Sichenzia Ross Friedman Ference LLP (“Sichenzia Ross”), legal counsel to DKR Ventures, and Holland & Knight LLP (“Holland & Knight”), legal counsel to Paulson.

On June 19, 2013, the Paulson Board met to discuss, among other things, the terms of the financing with the July 2013 Investors, which now contemplated the private investment by the July 2013 Investors of $5.25 million in exchange for a combination of shares of Paulson Common Stock, Paulson Series A Preferred Stock convertible into Paulson Common Stock, a Class A Warrant exercisable for shares of Paulson Series B Preferred Stock, and a Class B Warrant exercisable for shares of Paulson Series B Preferred Stock (the “PIPE Financing”). The Paulson Board determined that the PIPE Financing was in the best interests of Paulson and its stockholders and approved the submission of the terms of the proposed investment to the Paulson stockholders for approval at an annual meeting of stockholders, together with a series of related proposals.

On July 25, 2013, Paulson entered into a series of agreements with the July 2013 Investors containing the terms of the PIPE Financing.

On September 26, 2013, the Paulson Board held a special meeting during which a brief update was given on the status of discussions regarding a merger target for Paulson once the PIPE Financing was consummated.  Trent Davis, chief executive officer of PIC, reported that Mr. Honig was looking at a number of potential merger targets, but as of yet Mr. Davis was not aware that any had been identified as the primary candidate.

On November 8, 2013, the Paulson Board met prior to the Annual Meeting of Shareholders and, at the request of the Paulson Board, the July 2013 Investors joined the meeting by telephone.  The Paulson Board asked whether either of the July 2013 Investors was aware of any suitable merger targets.  One July 2013 Investor suggested an Internet content company that might be a suitable target.  The other July 2013 Investor suggested a biotech company (other than VBI) that might be a suitable target.  The Paulson Board considered both suggestions and decided to continue its search for a suitable merger target. Also, on November 8, 2013, the Paulson stockholders approved all proposals presented to them for consideration at the Annual Meeting, including those pertaining to the PIPE Financing.

On November 21, 2013, Paulson received a letter from The NASDAQ Stock Market (“NASDAQ”) stating that Paulson had failed to comply with NASDAQ’s Listing Rule 5250(e)(6), which requires that the issuer of any class of securities listed on NASDAQ notify NASDAQ no later than 10 calendar days prior to the record date of a cash or non-cash dividend or other distribution. The record date at issue was the October 11, 2013 record date established by Paulson for determining it shareholders eligible to receive distributions from the Trust to be established by Paulson and funded with certain assets held by PIC. Paulson believed that adequate public information regarding the record date and its significance with respect to shareholders’ eligibility to participate in the Trust had been provided in Paulson’s Form 8-K filing and in a press release issued on September 27, 2013.

On December 16, 2013, the Paulson Board held a special meeting at which the directors discussed Paulson’s ongoing discussions with NASDAQ and the effect, if any, that a possible delisting of the Paulson Common Stock would have on the PIPE Financing, the proceeds of which were being held in escrow.

On December 30, 2013, after extensive discussions with and submissions to NASDAQ staff, Paulson received a letter from NASDAQ stating that it had decided to delist the Paulson Common Stock for public interest purposes as a result of this failure. Paulson immediately appealed NASDAQ’s determination to an independent NASDAQ Listing Qualifications Panel.

On January 8, 2014, representatives of Bezalel Partners LLC and Evolution Venture Partners, LLC, consultants to VBI, DKR Ventures, DKR Ventures’ counsel, Sichenzia Ross, one of the July 2013 Investors and Palladium Capital Advisors, LLC, met with Mr. Baxter of VBI and a lawyer from Richardson & Patel LLP, counsel to VBI, at the offices of one of the July 2013 Investors in New York City.  During the meeting, the parties discussed the possible merger of Paulson with VBI. After the meeting, Mr. Honig reported the results of the discussion to Mr. Davis of Paulson.

During a January 13, 2014 special meeting of the Paulson Board, Jeff Baxter, President and CEO of VBI (which had been introduced to Paulson by DKR Ventures as a potential merger candidate) participated by telephone and described VBI’s business and technology.

On January 21, 2014, the Paulson Board held a special meeting at which they discussed the proposed transaction with VBI. Dr. Denis Burger, a director of Paulson, volunteered to contact the chief scientist of VBI to learn more about the company’s technology.

On January 27, 2014, the Paulson Board held a special meeting at which the contemplated transaction with VBI was again discussed.  Mr. Davis announced that he and a lawyer from Holland & Knight would travel to Boston to visit the offices of VBI to conduct due diligence. The Paulson Board approved a non-binding letter of intent between Paulson and VBI with respect to a merger transaction.

On February 4, 2014, Mr. Davis, Dr. Burger, and a lawyer from Holland & Knight met with officers of VBI in its Boston office with a video connection to VBI’s Canadian facilities.

On February 19, 2014, NASDAQ informed Paulson that the NASDAQ Hearings Panel had determined to continue the listing of Paulson stock and to issue a public reprimand.

On February 25, 2014, the Paulson Board held a special meeting during which Mr. Davis reported to the directors on the due diligence trip to VBI’s headquarters and discussed the NASDAQ Hearings Panel’s decision to continue the listing of Paulson stock.

On March 5, 2014, Mr. Baxter and Dr. Steve Gillis, Chairman of the Board of VBI, met in person with the Paulson’s board at the headquarters of Paulson in Portland, Oregon. Mr. Baxter and Dr. Gillis described their backgrounds and VBI’s business and technology, and a discussion of the contemplated merger of VBI and the Company ensued.

On March 10, 2014, VBI issued secured convertible notes to investors totaling $1,500,000 (the “Bridge Notes”) which bear interest at 5% per annum, except upon and during the continuation of an event of default the interest rate will increase to 15% per annum.  The maturity date of the Bridge Notes is September 8, 2014, which may be extended to December 8, 2014 if VBI fails to close the merger or a similar transaction with an Applicable Entity (as defined below) prior to the maturity date, despite its reasonable and good faith best efforts and through no fault of VBI.  If prior to the maturity date, (i) the merger is consummated, (ii) VBI completes a financing resulting in gross proceeds of at least $9,000,000 (excluding conversion of the Bridge Notes) (a “Bridge Note Qualified Financing”), or (iii) VBI enters into a similar merger with an alternative NASDAQ listed public company (a “NASDAQ Pubco”) or a company whose common stock is listed in an over-the-counter market maintained by the OTC Markets Group, Inc. (an “OTC Pubco,” and together with Paulson and the NASDAQ Pubco, each an “Applicable Entity”), then the Bridge Notes will be automatically converted into shares of VBI or the Applicable Entity at a 15% discount to the price per share issued as part of the Bridge Note Qualified Financing or the $11 million of private equity financing to be closed contemporaneously with, and as a condition to, the merger. The July 2013 Investors, which are current investors in Paulson, each were issued a Bridge Note in the amount of $250,000 on March 10, 2014 which, upon closing the merger, entitles each such holder to receive approximately 702,709 shares of a new class of Paulson’s preferred stock with conversion blockers but no economic preferences over the Paulson Common Stock.

On April 7, 10, 17 and 24, 2014, special meetings of the Paulson Board were held by telephone at which the directors were updated by management on the status of the contemplated merger with VBI, including the tentative schedule of major events from the signing of the merger agreement to closing and the closing of the PIPE Financing, the proceeds of which remained in escrow.

On May 1, 2014, by unanimous written consent, the Paulson Board approved the merger agreement with VBI and the filing of the preliminary proxy statement pursuant to which the Paulson stockholders would be asked to approve the VBI merger and the resulting change of control.

On May 8, 2014, VBI and Paulson executed the final merger agreement. On May 8, 2014, Paulson filed the preliminary proxy statement and a Form 8-K with the SEC and issued a press release announcing the execution of the merger agreement.

Reasons for the Merger

From 1978 through 2011, Paulson’s investment banking business, conducted through PIC, Paulson’s operating subsidiary, consisted primarily of acting as the managing underwriter or co-managing underwriter for public securities offerings. During that period, PIC acted as the manager or co-manager of 168 public offerings, including 95 initial public offerings, raising approximately $1.2 billion for corporate finance clients. In recent years, macroeconomic conditions and government regulations have made raising money for microcap companies in the public market very difficult. In 2012 and 2013, PIC’s business shifted from focusing primarily on public offerings to private offerings. In 2012, PIC completed one initial public offering in which it raised $2.8 million for Methes Energies International, as well as one private placement. In 2013, PIC completed no public offerings and 12 private offerings, raising $29.8 million for 11 different companies.

In light of the changing conditions, the Paulson Board determined that operation of the broker-dealer business may not be the best way to maximize Paulson’s potential in the long term and, accordingly, in May 2012, Paulson sold PIC’s retail brokerage business.

As part of Paulson’s ongoing strategic planning process, the Paulson Board and its executive officers have over time regularly reviewed and evaluated Paulson’s strategic direction and alternatives in light of the performance of its business and operations and market, economic, competitive, and other conditions and developments. This strategic planning process resulted in the Paulson Board’s decision to enter into a series of transactions that required the approval of the stockholders of Paulson, which was obtained at the Annual Meeting of Shareholders on November 8, 2013.

On July 25, 2013, Paulson entered into agreements for the private investment by the July 2013 Investors of $5.25 million in exchange for a combination of shares of Paulson Common Stock, Paulson Series A Preferred Stock convertible into Paulson Common Stock, a Class A Warrant exercisable for shares of Paulson Series B Preferred Stock, and a Class B Warrant exercisable for shares of Paulson Series B Preferred Stock (the “PIPE Financing”). The securities to be issued and the funds to be received by Paulson in this financing have been placed in escrow pending satisfaction of the conditions for closing of the transactions, most of which have now been satisfied, including the stockholder approval obtained at Paulson’s 2013 Annual Meeting of Shareholders (the “Annual Meeting of Shareholders” or the “Annual Meeting”).  In connection with the PIPE Financing, the Paulson Board approved a plan whereby an irrevocable liquidating trust (the “Trust”) would be created, and the Paulson stockholders of record as of October 11, 2013, the record date of the Annual Meeting of Shareholders (the “Legacy Shareholders”), would be given non-transferable beneficial interests in the Trust in proportion to their pro rata ownership interest in the Paulson Common Stock. The Trust would hold the non-operating assets of PIC, which would be liquidated and distributed to the Legacy Shareholders over time, likely within two or three years of the Trust’s formation. These Trust assets would include primarily underwriter warrants, trading and investment securities, the proceeds of the sale of insurance policy on the life of the founder of Paulson, and cash and accounts receivable (the “Trust Assets”).  The Trust Assets were valued at approximately $8.8 million at March 31, 2014.

The proposals approved by the stockholders on November 8, 2013 were designed to provide Paulson with flexibility for future corporate action, including but not limited to possible acquisitions of, or mergers with, other companies in various industries, financings, investment opportunities, stock splits, and dividends. In evaluating a number of alternatives, the Paulson Board consulted with Paulson’s management and legal and financial advisors, reviewed a significant amount of information, and considered a number of factors, including, among others, the following factors that the Paulson Board viewed as supporting its decision ultimately to approve a merger with VBI, as well as the restructuring of PIC’s ownership that is a condition to closing the VBI merger, as being in the best interests of the Paulson stockholders:

•  Paulson’s estimated near- and long-term operations and performance on an independent stand-alone basis;

•  the substantial additional financing that would be needed to achieve the desired performance and the risk that such additional financing may not be obtained on terms favorable to Paulson or at all;

•  the competitive industry in which Paulson operates, including the fact that many competitors have greater resources, financial and otherwise, than Paulson;

•  historical and current information concerning VBI’s business, technology and scientific personnel, and management; its financial performance, condition, and prospects as presented by VBI  to Paulson’s  Board, management team, and advisors, and results of a due diligence investigation of VBI conducted by the Company’s management and advisors;

•  the process undertaken to explore strategic alternatives available to Paulson to maximize stockholder value, and the review and assessment of the possible outcomes of such alternatives, including the possibility of remaining independent, combinations with other merger partners, the possibility of being acquired, and the possibility of equity or debt being issued in public or private offerings;

•  the number of shares of Paulson Common Stock to be issued to VBI’s stockholders pursuant to the merger agreement and the fact that, following the completion of the merger, Paulson stockholders and option holders would participate in approximately 24% of the future growth and earnings of the combined company. In the case of the Legacy Shareholders who continue to hold Paulson Common Stock, this participation in future growth and earnings of the combined company would be in addition to the value of their interests in the Trust;

•  the other economic terms of the merger agreement, including the termination fees that are payable to Paulson under certain circumstances; and

•  the fact that two individuals designated by Paulson will be directors of Paulson after the merger.

The Paulson Board also carefully considered and discussed a number of risks, uncertainties, and other countervailing factors in its deliberations regarding entering into the merger agreement and consummating the merger, including, among others, the following:

•  the risk that the conditions to the merger will not be satisfied, including the condition that Paulson raise $11 million in capital pursuant to a private placement completed before the closing of the merger;

•  the risks and substantial costs, including public company costs, and the difficulty of obtaining additional financing on terms favorable to Paulson or at all to cover such costs of Paulson remaining a stand-alone publicly traded company, instead of agreeing to a transaction with VBI;

•  the uncertainty of the trading price of Paulson Common Stock after announcing the merger and after closing the merger transaction;

•  the possibility that the anticipated benefits of the merger may not be realized or may be lower than expected;

•  the potential limitations on Paulson’s operations due to pre-closing covenants in the merger agreement;

•  the effect of the public announcement of the merger on Paulson’s operations, stock price, customers, and employees;

•  the disruption that may be caused by failure to complete the merger;

•  the substantial fees and expenses incurred by Paulson in connection with the merger, which will be incurred whether or not the merger is completed; and

•  other risks described in the “Risk Factors” and “Forward-Looking Statements” sections of this proxy statement.

The Paulson Board believes that, overall, the potential benefits to Paulson stockholders of the merger agreement and the transactions contemplated thereby outweigh the risks and uncertainties.

Although this discussion of the information and factors considered by the Paulson Board is believed to include the material factors it considered, it is not intended to be exhaustive and may not include all of the factors considered by the Paulson Board. The Paulson Board did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination that the merger agreement and the transactions contemplated thereby are fair to, advisable, and in the best interests of Paulson and its stockholders. The Paulson Board based its determination on the totality of the information presented to and factors considered by it. In addition, individual members of the Paulson Board may have given differing weights to different factors.

Board Matters

As described elsewhere in this proxy statement, Paulson will be entitled to designate two members of the seven member reconstituted Paulson board of directors to be in place as of the closing of the merger. In addition, any new or continuing members of the Paulson Board will be entitled to certain indemnification benefits pursuant to our certificate of incorporation. Furthermore, such new or continuing members of the Paulson Board will benefit from Paulson’s “director and officer” liability insurance.

Continued Employee Benefits

All new and continuing executive officers of Paulson will be entitled to certain health and welfare benefits which are currently made available by Paulson to all of its employees.

New Employment Arrangements

As of the date of this proxy statement, none of our executive officers nor any member of our board of directors has entered into or is in negotiations to enter into any employment agreements with us or our subsidiaries in anticipation of the merger. Certain VBI executive officers who are expected to remain with the surviving corporation of the merger have entered into agreements with Paulson, the Merger Sub, or an affiliate of Paulson or the Merger Sub. See “Employment Agreements for VBI Management” on page 119.

Listing of Paulson Common Stock on NASDAQ

Paulson Common Stock is currently listed on the NASDAQ Capital Market under the symbol “PLCC.” NASDAQ considers the merger proposed in this proxy statement to be a business combination with a non-NASDAQ entity and has required that a new listing application be submitted in connection with the merger. NASDAQ approval of such new listing application is a condition to VBI’s obligations under the merger agreement. Although we believe that NASDAQ will approve the new listing application, it is possible that NASDAQ will deny the application. If the merger were to proceed without NASDAQ approval, NASDAQ could issue the combined company a delisting letter immediately after completion of the merger. If this were to occur, the combined company would take all reasonable action in order to maintain the listing of its common stock on NASDAQ. However, there can be no assurance that the combined company would be successful under such circumstances, and if the combined company’s common stock were delisted from NASDAQ, stockholders may have difficulty converting their investments into cash effectively. As a result, under such circumstances, the relative price of the combined company’s stock may decline and/or fluctuate more than in the past.

Restrictions on Sales of Paulson Common Stock Before and After the Merger

Voting Agreements of Certain VBI Stockholders and Certain Paulson Stockholders. Concurrently with the execution of the merger agreement, certain stockholders of VBI and a holder of approximately 40% of the Paulson Common Stock, respectively, have entered into Voting Agreements, referred to as the “voting agreements,” pursuant to which those VBI stockholders and Paulson stockholders have, among other matters, agreed to support the merger and the other transactions contemplated by the merger.

Under the voting agreements, in addition to agreeing to vote in favor of approval of the merger and the merger agreement and the transactions contemplated thereby, the VBI stockholders and the Paulson stockholders party to the voting agreements have agreed to not transfer, sell, offer to sell, exchange, assign, pledge or otherwise dispose of or encumber any of the VBI stock held by them prior to the merger becoming effective or a termination of the merger agreement, whichever occurs first, and that they will not assert or perfect any rights of appraisal or rights to dissent from the merger.

Leak-Out and Lock-Up Agreements. Under the leak-out agreement entered into by each of the July 2013 Investors, each July 2013 Investor has agreed to certain sale and transfer restrictions with respect to Paulson stock acquired from Paulson in connection with the PIPE Financing.

Specifically, pursuant to the leak-out agreement, each July 2013 Investor individually agrees as follows:

•

From the date of execution of the merger agreement until the earliest of (i) the closing of the merger, (ii) the termination of the merger agreement, (iii) 60 days following July 25, 2014, and (iv) any breach by Paulson of any term of the leak-out agreement or the favored nations provision of the July 2013 subscription agreement that is not cured within five business days following delivery of written notice of such breach by one of the July 2013 Investors, as applicable, to Paulson:

●

It shall sell, in any calendar month, no more than the greater of (i) 400,000 shares and (ii) the difference of (A) 800,000 shares less (B) the aggregate number of shares sold by the it and its affiliates, successors and assigns, collectively, in the calendar month immediately prior to the calendar month in which such date of determination occurs; and

●	It shall not sell any shares for less than $1.00 per share.

•

If the closing of the merger occurs on or before the 60th day following July 25, 2014, then from the closing date of the merger until the earliest of (i)180 days thereafter, (ii) the time of filing with the SEC by Paulson (or any of its subsidiaries) of any registration statement (other than on Form S-8) with respect to the issuance or resale of any securities of Paulson (or any of its subsidiaries) (other than a registration statement solely registering shares held by either of the July 13 Investors or their respective affiliates, successors or assigns, (iii) the time of release, in whole or in part, of any shares of Paulson from all, or any part, of any leak-out agreement, transfer or sale restrictions set forth in any other leak-out agreement entered into in connection with the merger or otherwise, and (iv) any breach by Paulson of any term of the leak-out agreement or the favored nations provision of the July 2013 subscription agreement that is not cured within five business days following delivery of written notice of such breach by either of the July 2013 Investors, as applicable, to Paulson:

●

It shall sell, in any calendar month, no more than the greater of (i) 500,000 shares and (ii) the difference of (A) 800,000 shares less (B) the aggregate number of shares sold by the it and its affiliates, successors and assigns, collectively, in the calendar month immediately prior to the calendar month in which such date of determination occurs; and

●	It shall not sell any shares for less than $0.50 per share.

The foregoing leak-out restrictions shall not apply as to any sale by the selling entity at a price per share of Paulson Common Stock equal to or greater than $3.00.

These leak-out restrictions apply to securities convertible into or exchangeable for approximately 22.8 million shares of Paulson Common Stock. Of these securities, 287,773 shares were shares of Paulson Common Stock and the balance were warrants and convertible securities that could be exercised or converted into shares of Paulson Common Stock.

In connection with the issuance of shares of Paulson Common Stock to Middlebury Securities, LLC (“Middlebury”) and Evolution Venture Partners, LLC (“Evolution”) if the placement agent fee proposal receives the requisite stockholder approval, Middlebury and Evolution will each be required to enter into a lock-up agreement for a period of two years in form and substance acceptable to VBI covering such number of shares of Paulson Common Stock as is acceptable to VBI.

In addition, all shares of Paulson Common Stock issued in the merger will not be transferable except (i) pursuant to an effective registration statement under the Securities Act or (ii) upon receipt by Paulson of a written opinion of counsel for the holder reasonably satisfactory to Paulson to the effect that the proposed transfer is exempt from he registration requirements of the Securities Act and applicable state securities laws.

Registration Rights Granted to VBI Stockholders

Following the merger, upon the written request of the former VBI stockholders who hold at least 25% of the shares of Paulson Common Stock held by all former VBI stockholders after the merger, including shares issued in the merger, in the private placement or issuable upon the exercise or conversion of any options, warrants or convertible securities, Paulson will be required to file with the SEC, and thereafter to use its commercially reasonable efforts, to have declared effective as soon as practicable and in any event within 90 days after the initial filing thereof with the SEC, a registration statement under the Securities Act covering the resale of the Paulson Common Stock owned by the former VBI stockholders.

Anticipated Accounting Treatment

Under GAAP, the merger will be accounted for as a “reverse acquisition” pursuant to which VBI will be considered the acquiring entity for accounting purposes. As such, VBI will allocate the total purchase consideration to Paulson’s tangible and identifiable intangible assets and liabilities based on their respective fair values at the date of the completion of the merger. VBI’s historical results of operations will replace Paulson’s historical results of operations for all periods prior to the merger; after completion of the merger, the results of operations of both companies will be included in Paulson’s financial statements.

Paulson will account for the merger using the acquisition method of accounting under U.S. GAAP. Accounting Standards Codification 805 “Business Combinations,” referred to as “ASC 805,” which provides guidance for determining the accounting acquiror in a business combination when equity interests are exchanged between two entities. ASC 805 provides that in a business combination effected through an exchange of equity interests, such as the merger, the entity that issues the equity interests is generally the acquiring entity. Commonly, the acquiring entity is the larger entity. However, the facts and circumstances surrounding a business combination sometimes indicate that a smaller entity acquires a larger one. ASC 805 further provides that in identifying the acquiring entity in a combination effected through an exchange of equity interests, all pertinent facts and circumstances must be considered, including the relative voting rights of the stockholders of the constituent companies in the combined entity, the composition of the board of directors and senior management of the combined company and the terms of the exchange of equity securities in the business combination, including payment of any premium.

Because the former VBI stockholders will have a majority voting interest in the combined company, the board of directors of the combined company will be composed of five board members designated by former VBI stockholders and two directors designated by Paulson stockholders and the chief executive officer of the combined company will be the former chief executive officer of VBI, VBI is considered to be the acquiror of Paulson for accounting purposes. This means that the total purchase price will be allocated to Paulson’s tangible and identifiable intangible assets and liabilities based on their estimated relative fair market values at the date of the completion of the merger. Final valuations of property, plant and equipment, and intangible and other assets have not yet been completed as management is still reviewing the existence, characteristics and useful lives of Paulson’s intangible assets. The completion of the valuation work could result in significantly different amortization expenses and balance sheet classifications. After completion of the merger, the results of operations of both companies will be included in the financial statements of Paulson. For further discussion of the accounting treatment, see “Unaudited Pro Forma Condensed Combined Financial Information” on page 81.

Material U.S. Federal Income Tax Consequences of the Merger

The merger agreement and transactions contemplated thereby, including the merger and issuance of shares pursuant to the merger agreement, is intended to be tax free to holders of Paulson Common Stock. The merger agreement provides that Paulson, Merger Sub and VBI intend that for U.S. federal income tax purposes, the merger will constitute a tax free reorganization with the meaning of Internal Revenue Code Section 368(a)(1)(B). None of the parties to the merger agreement is seeking tax or legal or accounting opinions or rulings on whether the merger agreement qualifies for tax-free treatment and tax-free treatment is not a condition precedent to the obligations of the parties to the merger agreement.

Regulatory Approvals

Except for the filing of the certificate of merger with the Secretary of State of the State of Delaware at or before the effective time of the merger, Paulson is unaware of any material federal, state or foreign regulatory requirements or approvals that would be necessary for the consummation of the merger. The certificate of merger will not be filed until immediately prior to the effective time of the merger.

In connection with the restructuring of PIC and the transfer of ownership and control of a substantial majority of its equity interests, FINRA Rule 1017 requires that PIC submit a continuing membership application to FINRA at least 30 days prior to the issuance of these equity interests. Pursuant to the FINRA filing agreement, PIC has agreed to, among other things, make this application and otherwise comply with the requirements of FINRA Rule 1017. The consummation of the PIC restructuring transactions is contingent not only upon FINRA approving the change of control of PIC but also the consummation of the merger as described in this proxy statement.

In addition, as a condition to closing the merger, NASDAQ must have approved an initial listing application of Paulson on a post-merger basis for purposes of the listing of Paulson Common Stock on NASDAQ following the merger.

PROPOSAL 1 – THE MERGER PROPOSAL

The Paulson Board is asking Paulson’s stockholders to consider and vote upon a proposal to approve the issuance of Paulson Common Stock pursuant to the merger contemplated by the merger agreement, and the corresponding change of control of Paulson, which proposal we refer to as the “merger proposal.”

The following summary describes certain material provisions of the merger agreement. This summary is not complete and is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to read carefully the merger agreement (including the exhibits thereto) in its entirety because this summary may not contain all the information about the merger agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.

Explanatory Note Regarding the Merger Agreement

The merger agreement is included to provide you with information regarding its terms. Factual disclosures about Paulson contained in this proxy statement or in Paulson’s public reports filed with the SEC may supplement, update or modify the representations and warranties made by Paulson contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by Paulson, Merger Sub and VBI were also qualified and subject to important limitations agreed to by Paulson, Merger Sub and VBI in negotiating the terms of the merger agreement and the disclosure schedules thereto. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to reports and documents filed with the SEC and in some cases were qualified by the matters disclosed to VBI, Paulson and Merger Sub in connection with the merger agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement, and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement. Accordingly, the representations, warranties, covenants and other agreements in the merger agreement should not be read alone, and you should read the information provided elsewhere in this proxy statement and in Paulson’s filings with the SEC. See “Where You Can Find Additional Information” on page 121.

Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws

The merger agreement provides that, subject to the terms and conditions of the merger agreement, and in accordance with Delaware law, at the effective time of the merger, Merger Sub will merge with and into VBI, with VBI surviving the merger and continuing as a wholly owned subsidiary of Paulson. VBI, as a subsidiary of Paulson, is sometimes referred to in this proxy statement as the “surviving corporation.”

The officers and directors of VBI immediately prior to the effective time of the merger will be the initial officers and directors of the surviving corporation, to hold office until their respective successors are duly appointed or qualified or upon their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation. At the effective time of the merger, the certificate of incorporation of VBI as in effect immediately prior to the effective time of the merger will be the certificate of incorporation of the surviving company and the bylaws of VBI as in effect immediately prior to the effective time of the merger will be the bylaws of the surviving company.

Closing and Effective Time of the Merger

The closing of the merger will take place no later than five days after the satisfaction or waiver of all the closing conditions set forth in the merger agreement (as more fully described below under “– Conditions to the Merger”) (other than those conditions that by their nature are to be satisfied at the closing), or at such later date and time as Paulson and VBI may mutually agree. The merger will become effective at the time that the certificate of merger is duly filed with the Secretary of State of the State of Delaware.

Treatment of VBI Capital Stock in the Merger

Common Stock and Series A Preferred Stock. At the effective time of the merger, each share of VBI common stock and Series A Preferred Stock will be cancelled and converted into the right to receive 1.226 shares of Paulson Common Stock. For the absence of doubt, all of the shares of VBI common stock and Series A Preferred Stock outstanding immediately prior to the effective time of the merger shall be converted into an aggregate of 42,772,713 shares of Paulson Common Stock at the effective time of the merger. No fraction of a share of Paulson Common Stock will be issued pursuant to the conversion of VBI common stock or Series A Preferred Stock, but in lieu thereof each holder of shares of VBI common stock or Series A Preferred Stock who would otherwise be entitled to a fraction of a share of Paulson Common Stock will receive from Paulson one full share of Paulson Common Stock (i.e., rounded up to the nearest whole share). All shares of VBI stock held by VBI as treasury stock or otherwise, if any, will be cancelled and extinguished and no payment will be made with respect to those shares.

Treatment of VBI Convertible Notes and Equity-Based Awards in the Merger

Convertible Notes. At the effective time of the merger, all outstanding convertible debt securities issued by VBI will be converted into capital stock of VBI, and at the effective time of the merger VBI shall have no convertible notes or other indebtedness outstanding (other than the Venture Debt, as defined in the merger agreement).

Stock Options. At the effective time of the merger, each outstanding option to purchase a share of VBI common stock, whether vested or unvested, and so long as such option has not prior to the effective time of the merger been exercised, cancelled or terminated nor expired, will be deemed to constitute an option to purchase, on the same terms and conditions, a number of shares of Paulson Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of VBI common stock subject to such option multiplied by (ii) the “Exchange Ratio” (defined below), at an exercise price per share of Paulson Common Stock equal to the quotient of (i) the exercise price per share of VBI common stock (rounded up to the nearest cent) subject to such option divided by (ii) the “Exchange Ratio.” The “Exchange Ratio” means 1.226 shares of Paulson Common Stock per one share of VBI common stock and Series A Preferred Stock.

Paulson is required to reserve for issuance a sufficient number of shares of post-merger Paulson Common Stock for delivery upon exercise of the options assumed by Paulson. The VBI options shall be assumed by Paulson in accordance with the terms and conditions of VBI’s 2006 Stock Option Plan (the “Stock Option Plan”), and on the same terms and conditions as were applicable under the Stock Option Plan immediately prior to the effective time of the merger, except that, from and after the effective time of the merger: (i) all actions to be taken under the Stock Option Plan or the options by VBI’s board of directors shall be taken by the Paulson Board or a committee thereof, (ii) each option shall evidence the right to purchase a number of shares of Paulson Common Stock (rounded down to the nearest whole share) equal to the number of shares of VBI stock into which such options are exercisable immediately prior to the effective time of the merger multiplied by the Exchange Ratio, (iii) the new option price for each share of post-merger Paulson Common Stock issuable upon exercise of an option shall be determined by dividing the option exercise price immediately prior to the effective time of the merger by the Exchange Ratio (rounded up to the nearest cent) and (iv) all references in the options and the Stock Option Plan to VBI and VBI stock shall be deemed to be references to Paulson and Paulson Common Stock, respectively, after giving effect to the adjustments pursuant to clauses (ii) and (iii) above. Any restriction on the exercise of any option assumed by Paulson shall continue in full force and effect and the term, exercisability and other provisions of such option shall otherwise remain unchanged as a result of the assumption of such option.

Representations and Warranties

Many of the representations and warranties made by Paulson, Merger Sub and VBI in the merger agreement are qualified by the absence of a material adverse effect on Paulson, Merger Sub or VBI, as applicable. Under the merger agreement, a “material adverse effect” means a material adverse effect on the business, operations, results of operations or financial condition of Paulson, VBI or Merger Sub on a consolidated basis, subject to certain exceptions.

Representations and Warranties of Paulson and Merger Sub

In the merger agreement, Paulson made a number of representations and warranties to VBI relating to, among other things:

•	corporate organization;

•	capitalization;

•	corporate authorization;

•	governmental authorization;

•	absence of conflicts;

•	compliance with SEC rules and regulations;

•	its subsidiaries;

•	its books and records;

•	presentation of financial statements;

•	accuracy of information contained in the proxy statement, other than any information supplied by or on behalf of VBI for inclusion therein;

•	absence of certain changes or events since December 31, 2013;

•	absence of undisclosed liabilities;

•	compliance with laws;

•	litigation;

•	title to assets and absence of liens;

•	real property;

•	foreign corrupt practices;

•	taxes;

•	employee benefit plans;

•	employees and labor matters;

•	environmental matters;

•	intellectual property;

•	material contracts;

•	broker’s and finder’s fees;

•	absence of integrated offering;

•	anti-takeover and similar laws;

•	affiliate transactions;

•	related party transactions; and

•	insurance matters.

Representations and Warranties of VBI

In the merger agreement, VBI made a number of representations and warranties to Paulson relating to, among other things:

•	corporate organization;

•	capitalization;

•	corporate authorization;

•	governmental authorization;

•	absence of conflicts;

•	presentation of financial statements;

•	its books and records;

•	its subsidiaries;

•	accuracy of information provided to Paulson for inclusion in the proxy statement;

•	absence of certain changes or events since December 31, 2013;

•	absence of undisclosed liabilities;

•	compliance with laws;

•	litigation;

•	title to properties and absence of liens;

•	taxes;

•	regulatory matters;

•	employee benefit plans;

•	employees and labor matters;

•	environmental matters;

•	intellectual property;

•	broker’s and finder’s fees;

•	material contracts;

•	indebtedness;

•	anti-corruption laws;

•	export controls; and

•	insurance matters.

Conduct of Business Pending the Merger

Except as expressly contemplated or permitted by the merger agreement, Paulson has agreed that, prior to the effective time of the merger, subject to certain exceptions, and unless Paulson obtains the prior written consent of VBI, none of Paulson, PIC or Merger Sub will, directly or indirectly:

•	amend the organizational documents of Paulson, PIC or Merger Sub;

•	split, combine or reclassify any outstanding shares of Paulson Common Stock or preferred stock (other than the reverse split described in the merger agreement);

•	declare, set aside, make or pay any dividend or distribution in cash, stock, property or otherwise with respect to the Paulson common or preferred stock or the PIC stock;

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default in its obligations under any material debt, contract or commitment which default results in the acceleration of obligations due thereunder, except for such defaults arising out of Paulson’s entry into the merger agreement for which consents, waivers or modifications are required to be obtained;

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conduct its business other than in the ordinary course on an arms-length basis and in accordance in all material respects with all applicable laws, rules and regulations and Paulson’s and PIC’s past custom and practice;

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enter into or amend any existing contract that would be required to be filed by Paulson as a “plan of acquisition, reorganization, arrangement, liquidation or succession” pursuant to Item 601(b)(2), an “instrument defining the rights of security holders, including indentures” pursuant to Item 601(b)(4), or as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act without the prior written consent of VBI, which shall not be reasonably withheld;

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issue or sell any additional shares of, or options, warrants, conversions, privileges or rights of any kind to acquire any shares of, any of its capital stock, except in connection with the exercise or conversion of Paulson securities outstanding on the date of the merger agreement and issuance of options awards under Paulson’s incentive plan provided that such awards shall not alter the capitalization of Paulson following the merger, or pay any stock dividends;

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acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof;

•	make or change any material tax elections, settle or compromise any material tax liability or file any amended tax returns; or

•	adopt any compensatory plan or hire or materially increase the existing compensation of any employee, consultant, director or other service provider.

Except as expressly contemplated or permitted by the merger agreement, VBI has agreed that, prior to the effective time of the merger, subject to certain exceptions, and unless VBI obtains the prior written consent of Paulson, VBI will not, directly or indirectly:

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default in its obligations under any material debt, contract or commitment which default results in the acceleration of obligations due thereunder, except for such defaults arising out of VBI’s entry into the merger agreement for which consents, waivers or modifications are required to be obtained;

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conduct its business other than in the ordinary course on an arms-length basis and in accordance in all material respects with all applicable laws, rules and regulations and VBI’s past custom and practice;

•	issue or sell any additional shares of, or options, warrants, conversions, privileges or rights of any kind to acquire any shares of, any of VBI common stock or Series A Preferred Stock; or

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acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof.

Paulson and VBI have also agreed to certain other customary covenants, including, but not limited to, using all reasonable efforts to prepare and file all filings, applications or other documents required under applicable laws; providing access to information; and cooperating in the preparation of any press release or public announcements.

Post-Merger Board of Directors

Paulson will take all necessary action to cause, effective at the effective time of the merger, the size of the Paulson Board to consist of seven members and the Paulson Board to be comprised of:

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five individuals designated by VBI, one of whom will be Paulson’s chief executive offer post-closing and three of whom shall be independent within the meaning of NASDAQ Marketplace Rule 5605(a)(2)); and

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two individuals designated by Paulson, one of whom shall be independent within the meaning of NASDAQ Marketplace Rule 5605(a)(2) and one of whom, who may be such independent designee, shall have adequate expertise in biotechnology or other relevant industry expertise acceptable to VBI.

Fees and Expenses

All fees and expenses incurred in connection with the transactions contemplated by the merger agreement will be the obligation of the party incurring such fees and expenses, except that VBI will reimburse Paulson for reasonable legal fees on an accountable basis incurred by Paulson on or prior to the effective date of the merger in connection with the preparation and negotiation of the merger transaction documents and the closing of the transactions contemplated by the merger agreement or documents entered into pursuant to the merger agreement, provided that any legal fees in excess of $50,000 in the aggregate will require VBI’s prior written consent, which consent will not be unreasonably withheld and any such increases to which VBI consents will be in increments of not less than $20,000. VBI will also be required to reimburse Paulson for such fees if the merger does not close due to termination of the merger agreement by Paulson as a result of certain inaccuracies in VBI’s representations and warranties or VBI’s failure to perform or comply with its obligations (described in further detail in “Termination of the Merger Agreement” on page 62).

Conditions to the Merger

The merger is subject to the satisfaction or waiver of various conditions, at or prior to the effective time, which include the following with respect to each party:

•	Paulson stockholders will have approved the merger proposal at the Special Meeting, and VBI stockholders will have approved the merger;

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the absence of any law, statute, rule or regulation, domestic or foreign, enacted or promulgated which would prohibit or make illegal the consummation of the merger and the transactions contemplated by the merger agreement;

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ten days shall have elapsed since an information statement containing the information required by Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder has been filed by Paulson with the SEC and transmitted to the Paulson stockholders in accordance with Rule 14f-1;

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there shall not be threatened in writing, instituted or pending any action or proceeding before any court or Governmental Body (as defined in the merger agreement), Self-Regulatory Organization (as defined in the merger agreement) or other agency (i) challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated by the merger agreement or seeking to obtain material damages in connection with such transactions, (ii) seeking to prohibit direct or indirect ownership or operation by Paulson or Merger Sub of all or a material portion of the business or assets of VBI, or to compel Paulson or Merger Sub or VBI to dispose of or to hold separately all or a material portion of the business or assets of Paulson or Merger Sub or of VBI, as a result of the transactions contemplated by the merger agreement; (iii) seeking to invalidate or render unenforceable any material provision of the merger agreement or any of the other agreements attached as exhibits thereto or contemplated thereby, or (iv) otherwise relating to and materially adversely affecting the transactions contemplated by the merger agreement; and

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there shall not be any action taken, or any statute, rule, regulation, judgment, order or injunction proposed, enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by the merger agreement, by any federal, state or other court, government or Governmental Body (as defined in the merger agreement) or agency, that would result, directly or indirectly, in any of the consequences referred to in the preceding paragraph.

Additionally, Paulson is not obligated to effect the merger unless the following conditions are satisfied or waived, at or prior to the effective time:

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the representations and warranties of VBI contained in the merger agreement must be accurate in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) and VBI must have performed each obligation and agreement and complied with each covenant to be performed and complied with by it under the merger agreement;

•	VBI must have furnished a certificate of its chief executive officer, dated as of the effective date, certifying as to the satisfaction of the requirements set forth in the preceding paragraph;

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VBI must have furnished to Paulson (i) copies of the text of the resolutions by which the corporate action on the part of VBI necessary to approve the merger agreement, the Certificate of Merger and the transactions contemplated by the merger agreement and Certificate of Merger were taken, (ii) a secretary’s certificate dated as of the closing date set forth in the merger agreement executed on behalf of VBI by its corporate secretary or one of its assistant corporate secretaries certifying to Paulson that such copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, (iii) an incumbency certificate dated as of the closing date set forth in the merger agreement executed on behalf of VBI by its corporate secretary or one of its assistant corporate secretaries certifying the signature and office of each officer of VBI executing the merger agreement, the Certificate of Merger or any other agreement, certificate or other instrument executed pursuant to the merger agreement by VBI, (iv) a copy of the certificate of incorporation of VBI, certified by the Secretary of State of Delaware, and (v) a certificate from the Secretary of State of Delaware evidencing the good standing of VBI in such jurisdiction as of a day within five (5) business days prior to the closing date as set forth in the merger agreement;

•	VBI must have obtained all consents and approvals necessary to consummate the transactions contemplated by the merger agreement;

•	VBI must have executed a copy of the Certificate of Merger;

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each VBI stockholder must have executed and delivered to Paulson a completed stockholder qualification questionnaire in the form reasonably acceptable to both Paulson and VBI, accurate in all material respects and attesting that (i) such stockholder is acquiring the Paulson Common Stock for his, her or its sole account, for investment and not with a view to the resale or distribution thereof and (ii) such stockholder is an “accredited investor” as defined in Regulation D of the Securities Act or is not a “U.S person” as defined in Regulation S of the Securities Act, and either (a) has such knowledge and experience in financial and business matters that the stockholder is capable of evaluating the merits and risks of receiving the Paulson Common Stock, or (b) has appointed an appropriate person reasonably acceptable to Paulson and VBI to act as the stockholder’s purchaser representative in connection with evaluating the merits and risks of receiving the Paulson Common Stock;

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VBI must have paid the reasonable legal fees on an accountable basis incurred by Paulson on or prior to the effective date of the merger in connection with the preparation and negotiation of the documents prepared in connection with the merger and the closing of the transactions contemplated by the merger agreement or other documents prepared in connection with the merger;

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the directors, officers and certain VBI stockholders must have entered into voting agreements representing not less than fifty and one tenths percent (50.1%) voting power of VBI’s capital stock in support of the merger; and

•	VBI must not have any material indebtedness for money borrowed (other than Venture Debt, defined in the merger agreement).

VBI is not obligated to effect the merger unless the following conditions are satisfied or waived, at or prior to the effective time:

•	VBI is satisfied, in its sole and absolute discretion, with the results of its due diligence investigation of Paulson, PIC and Merger Sub; however, this condition shall not apply after May 9, 2014;

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the representations and warranties of Paulson and the Merger Sub contained in the merger agreement must be accurate in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) and Paulson and the Merger Sub, respectively, must have in all respects performed each obligation and agreement and complied with each covenant to be performed and complied with by them under the merger agreement;

•	the name of Paulson Capital (Delaware) Corp. must have been changed to “VBI Vaccines Inc.”;

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Paulson must have furnished to VBI a certificate of the principal executive officer and principal financial officer of Paulson, dated as of the effective date of the merger, certifying that, to the best of his Knowledge (as defined in the merger agreement), the conditions set forth in the two preceding paragraphs have been fulfilled;

•	Paulson must have furnished to VBI an executed escrow agreement and an executed Shareholder Representative Agreement, as described in the merger agreement;

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Paulson must have delivered to Broadridge Financial Solutions (the escrow agent) (or another escrow agent mutually agreed upon by Paulson and VBI) instructions as to the reserve for issuance of the number of shares of Paulson Common Stock equal to $1,000,000 divided by the price per share used in the private placement (described in the merger agreement) and must have deposited or caused to be deposited $250,000 with the escrow agent, each allocated among the VBI stockholders as provided in the merger agreement;

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Paulson must also have furnished to VBI the Liquidating Trust Indemnification Agreement (as defined in the merger agreement), pursuant to which the Liquidating Trust agrees to stand behind Paulson’s indemnification obligations in the merger agreement, substantially in the form attached to the merger agreement as Exhibit F, executed by Paulson and the duly authorized representative of the Liquidating Trust (as defined in the merger agreement);

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Paulson must have furnished (i) copies of the text of the resolutions by which the corporate action on the part of Paulson necessary to approve the merger agreement, the Certificate of Merger (as defined in the merger agreement), the election of the directors of Paulson to serve following the closing of the merger and the transactions contemplated by the merger agreement and the Certificate of Merger were taken, (ii) a secretary’s certificate of the corporate secretary or assistant corporate secretary of Paulson dated as of the closing date set forth in the merger agreement certifying to VBI that such copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, (iii) an incumbency certificate dated as of the closing date set forth in the merger agreement executed on behalf of Paulson by its corporate secretary or one of its assistant corporate secretaries certifying the signature and office of each officer of Paulson executing the merger agreement, the Certificate of Merger or any other agreement, certificate or other instrument executed pursuant to the merger agreement by Paulson, (iv) a copy of the certificates of conversion and incorporation of Paulson, certified by the Secretary of State of Delaware, and (v) a certificate from the Secretary of State of Delaware evidencing the good standing of Paulson in such jurisdiction as of a day within five (5) business days prior to the closing date as set forth in the merger agreement;

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Paulson, PIC and the Merger Sub must have obtained all consents and approvals necessary to consummate the transactions contemplated by the merger agreement in order that the transactions contemplated therein shall not constitute a breach or violation of, or result in a right of termination or acceleration of, or creation of any encumbrance on any of Paulson’s, PIC’s or the Merger Sub’s assets pursuant to the provisions of, any agreement, arrangement or undertaking of or affecting Paulson or any license, franchise or permit of or affecting Paulson;

•	holders of approximately 40% of all Paulson Common Stock must have entered into voting agreements with Paulson in form and substance acceptable to VBI and Paulson in support of the merger;

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the Paulson Board must have, subject to compliance with Section 14(f) of the Exchange Act and Rule 14f-1promulgated thereunder, and effective upon the effective time of the merger: (i) increased the Paulson Board to seven directors; (ii) elected to the Paulson Board (a) the following five VBI director designees: Jeff Baxter, Steven Gillis (Chairman), Michael Steinmetz, Michel De Wilde and Sam Chawla; and (b) Trent Davis and Alan Timmins, as the two Paulson designees; and (iii) appointed as the officers of Paulson Jeff Baxter, President & CEO; David Anderson, Senior Vice President Research; Egidio Nascimento, Chief Financial Officer; Marc Kirchmeier, Vice President, Formulations; and T. Adam Buckley, Vice President, Operations & Project Management;

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each of the officers and directors of Paulson immediately prior to the effective time of the merger, other than Trent Davis and Alan Timmins, must have delivered duly executed resignations from their positions with Paulson effective immediately after the effective time of the merger;

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VBI and Paulson must have in escrow for the benefit of the surviving company in the merger aggregate gross proceeds of at least $11,000,000 (rounded up to the nearest thousand) (or such lesser amount agreed to in writing by VBI in its sole discretion) received pursuant to a private placement of Paulson Common Stock solely to accredited investors in compliance with the exemption from registration provided by Section 4(a)(2) of the Securities Act or Rule 506 of Regulation D thereunder, on terms satisfactory to VBI and Paulson; and the conditions to closing such private placement must have been satisfied and such amount of gross proceeds must be unencumbered cash available to the surviving company in the merger at the effective time of the merger;

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Paulson shall have no liabilities except for the reasonable legal fees on an accountable basis incurred by Paulson on or prior to the effective date of the merger in connection with the preparation and negotiation of the documents in connection with the merger and the closing of the transactions contemplated by the merger agreement or such other documents prepared in connection with the merger;

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holders of no more than five percent (5%) of the outstanding shares of VBI common stock and Series A Preferred Stock will have exercised, or remained entitled to exercise, their appraisal rights under Section 262 of the Delaware General Corporation Law (“DGCL”);

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Paulson shall have entered into definitive documentation, reasonably acceptable to VBI, whereby Paulson’s ownership in PIC shall be reduced to 0.01%, pursuant to the plan set forth in Exhibit E to the merger agreement (the “Existing Sub Ownership Plan), by the issuance of equity securities to holders of convertible promissory notes of PIC and to members of PIC’s management team. See “The Merger – Effect of the Merger – Restructuring of PIC” on page 43 for an additional discussion of the Existing Sub Ownership Plan;

•	NASDAQ must have approved an initial listing application of VBI on a post-merger basis for purposes of listing of Paulson Common Stock on NASDAQ following the merger; also Paulson must be in compliance with all of NASDAQ’s criteria for continued listing, the staff of NASDAQ shall not have appealed the decision of the NASDAQ Hearings Panel set forth in the letter, dated February 19, 2014, from NASDAQ to Paulson, Paulson Common Stock shall continue to be listed on NASDAQ from the date of the merger agreement through the closing of the merger, the Paulson Common Stock must be listed on NASDAQ from the closing of the merger until the effective time of the merger, and prior to the effective time of the merger, Paulson Common Stock shall be FAST eligible with the Depository Trust Company (“DTC”);

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Paulson must have completed the actions voted upon at the Annual Meeting of Shareholders as described in Paulson’s Definitive Proxy Statement on Schedule 14A filed by Paulson with the SEC on October 18, 2013;

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Paulson must have available not less than $5,250,000 in unencumbered cash invested by the July 2013 Investors or their designees pursuant to the series of agreements described in the Current Report on Form 8-K/A filed with the SEC by Paulson on August 30, 2013 (the “July 2013 Financing Documents”), all of the conditions to closing the transactions contemplated by the July 2013 Financing Documents must have been satisfied at or prior to the effective time of the merger and the $5,250,000 gross proceeds resulting from such closing must have been released from escrow to Paulson at or prior to the effective time of the merger;

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Paulson shall have no material indebtedness for money borrowed except as directly attributable to PIC as set forth in the merger agreement and presented in Paulson’s financial statements provided pursuant to the merger agreement solely for the purpose of complying with ASC 810 – Consolidation; notwithstanding however that contemporaneously with the closing of the merger, Paulson may issue up to $6 million in principal amount of non-convertible venture debt instruments to venture debt investors approved by VBI, including, without limitation, Perceptive Advisors LLC or its affiliated investment vehicles;

•	Paulson’s Class A Warrants must have been exchanged for Paulson Common Stock;

•	Paulson’s Class B Warrants must have been converted into Paulson Common Stock (or modified or exchanged for a new class of preferred stock of Paulson);

•	all Paulson Series A Preferred Stock issued pursuant to the July 2013 Financing Documents must have been converted to Paulson Common Stock;

•	Paulson must have no issued or outstanding shares of Paulson preferred stock that have preferential rights over the Paulson Common Stock;

•	Paulson’s organizational documents must have been amended to delete the certificate of designation of the Paulson Series A Preferred Stock;

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the Interest Preservation Letter Agreement included in the July 2013 Financing Documents must have been terminated and must not be deemed a “Dilutive Acquisition” and must have no effect with respect to the merger or any issuances prior thereto;

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the July 2013 Investors must not have any continuing “most favored nation” rights, registration rights (provided the provisions of Rule 144 are then applicable), anti-dilution rights or any other special investor rights except as may be granted to all investors in the private placement;

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Paulson must not have outstanding special investor rights (such as anti-dilution rights or registration rights) of holders of Paulson Common Stock and preferred stock other than registration rights of the July 2013 Investors if no Rule 144 resale exemption is available to them and other than as may be granted to all the investors in the private placement;

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Paulson must have prepaid general liability, representations and warranties insurance (insuring VBI against damages resulting from any breach of Paulson’s representations and warranties under the merger agreement) if available on terms acceptable to Paulson and VBI, and directors and officers tail insurance policies in effect, naming VBI (where possible and/or applicable) and its affiliates as additional insured parties; and PIC must have prepaid general liability, errors and omissions, employment practices liability and directors and officers insurance policies in effect, including, without limitation, a tail policy, naming Paulson and VBI (where possible and/or applicable) and their respective affiliates as insured parties;

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prior to the effective time of the merger, PIC shall have (i) obtained all requisite definitive consents or approvals of FINRA pursuant to FINRA Rule 1017 relating to the indirect change in equity ownership of PIC that may be deemed to result as a consequence of (A) the merger and (B) the issuances of PIC (or its successor) equity interests upon conversion of notes of PIC, in exchange for PIC Series B Preferred Stock and to PIC’s management, as further described in the Existing Sub Ownership Plan, and (ii) entered into and performed its obligations under the FINRA filing agreement by and among VBI, PIC and Paulson, pursuant to which PIC is obligated, among other things, to file a continuing membership application with FINRA pursuant to FINRA Rule 1017 no later than 3 days following the date of the merger agreement;

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Paulson must have filed an amendment to its Certificate of Incorporation setting forth a certificate of designation of a new class of preferred stock of Paulson (as required by the terms of secured convertible promissory notes issued by VBI in March 2014) that will not have any economic or voting preferences over the common stock of Paulson but will have limits on the amount of common stock that may be issued upon conversion of such preferred stock;

•

Paulson must have obtained stockholder approval of the reverse split proposal and effected a reverse split of the outstanding Paulson Common Stock if required for its market price on the NASDAQ Capital Market to be at least $4.00 per share at the closing of the merger or for such longer period as is required by the listing rules of the NASDAQ Capital Market;

•	Paulson must have obtained the stockholder approval of the VBI Equity Plan proposal, to become effective upon the closing of the merger;

•

Paulson must have obtained all approvals required to amend, and shall have amended, its Certificate of Incorporation to effect the new certificate of incorporation proposals and such other amendments thereto as VBI shall reasonably request prior to the initial filing with the SEC of the applicable proxy statement by Paulson;

•	counsel to one of the July 2013 Investors (DKR Ventures) must have provided a legal opinion, in a form reasonably satisfactory to VBI and its counsel, regarding the commencement of the holding period of the Paulson shares issued in connection with the July 2013 Financing Documents;

•	Middlebury Securities, LLC and Evolution Venture Partners, LLC must have entered into lock-up agreements in form and substance acceptable to VBI covering such number of shares of Paulson Common Stock acceptable to VBI; and

•	each leak-out agreement executed by the July 2013 Investors shall be in effect and binding upon the July 2013 Investors and there shall be no uncured breach by Paulson that, with the passage of time, could cause the termination of any such leak-out agreement in accordance with its terms.

Neither Paulson nor VBI can give any assurance that all of the conditions of the merger will be either satisfied or waived or that the merger will occur.

Definition of “Material Adverse Effect”

Under the merger agreement, a “material adverse effect” means a material adverse effect on the business, operations, results of operations or financial condition of such entity on a consolidated basis; provided, however, that none of the following shall be deemed, either alone or in combination, to constitute, and there shall not be taken into account in determining whether there has been a material adverse effect any adverse effect arising from or attributable or relating to:

•	conditions affecting (i) the industries in which the entity operates or participates, taken as a whole, or (ii) the U.S. or global economy or financial markets;

•	any natural disaster or any acts of terrorism, sabotage, military action or war or any escalation or worsening thereof; or

•	changes in GAAP or applicable laws after the date of the merger agreement.

Private Placement

As described above, VBI is not obligated to consummate the transactions contemplated by the merger agreement unless VBI and Paulson have in escrow for the benefit of the company surviving the merger (the “Surviving Company”) aggregate gross proceeds of at least $11,000,000 (rounded up to the nearest thousand) received pursuant to a private placement of Paulson Common Stock (the “Private Placement”) solely to accredited investors in compliance with the exemption from registration provided by Section 4(a)(2) of the Securities Act or Rule 506 of Regulation D thereunder, on terms satisfactory VBI and Paulson; and the conditions to closing such Private Placement shall have been satisfied and such amount of gross proceeds shall be unencumbered cash available to the Surviving Company at the effective time of the merger.

Of the Private Placement proceeds, certain pre-merger VBI institutional stockholders shall be responsible for investing approximately $6,000,000 and an additional institutional investor that has already been identified is expected to invest approximately $5,000,000. The shares of Paulson Common Stock issuable pursuant to the Private Placement, together with the shares of Paulson Common Stock issuable in connection with and by virtue of the merger to VBI stockholders, each individually and on a combined basis, shall not exceed the percentages anticipated in the capitalization of Paulson upon the effective time of the merger, regardless of the price paid per share in the Private Placement and the pre-money and pre-merger valuation of VBI at which the Private Placement occurs (which capitalization of Paulson is based upon an assumed pre-money valuation of approximately $31,770,000).

Termination of the Merger Agreement

The merger agreement may be terminated and the transactions contemplated by the merger agreement abandoned at any time prior to the effective time of the merger as follows:

•	by mutual written consent of Paulson and VBI;

•	by either Paulson or VBI if:

•

the closing of the merger agreement shall not have occurred on or before 5:00 p.m. Eastern standard time on July 25, 2014, provided that such right to terminate is not available to any party whose breach of the merger agreement results in the failure of the closing to occur by such time;

•

the merger is enjoined by a court or any Governmental Body or Self-Regulatory Organization (each as defined in the merger agreement) (including if consummation of the merger is enjoined pending approval by the stockholders of Paulson); or

•

prior to 12:00 p.m. Eastern standard time on May 9, 2014, until which time each party will complete its initial due diligence review of the merger transaction documents, if either party is not satisfied with the results of its due diligence investigation of the other in its sole and absolute discretion;

•	by VBI if:

•

any representation of Paulson or the Merger Sub set forth in the merger agreement was inaccurate when made or becomes inaccurate such that the conditions to closing the merger could not be satisfied and such inaccuracy is not cured by Paulson or the Merger Sub within ten days of being notified in writing of such inaccuracy;

•

Paulson, PIC or the Merger Sub fails to perform or comply with any of the obligations that it is required to perform or to comply with under the merger agreement such that the conditions to closing the merger could not be satisfied; or

•	Paulson becomes the subject of any proceeding of NASDAQ to delist Paulson.

•	by Paulson if:

•

any representation of VBI set forth in the merger agreement was inaccurate when made or becomes inaccurate such that the conditions to closing the merger could not be satisfied and such inaccuracy is not cured by VBI within ten days of being notified in writing of such inaccuracy; or

•

VBI fails to perform or comply with any of the obligations that it is required to perform or to comply with under the merger agreement such that the conditions to closing the merger could not be satisfied.

Effect of Termination of the Merger Agreement

If the merger agreement is terminated, the merger agreement will become null and void and there will be no liability on the part of Paulson or VBI or their respective directors, officers and affiliates, except that the parties may have liability with respect to fees and expenses as provided in the merger agreement, including that VBI may be liable to reimburse Paulson for certain fees and expenses.

Any provisions in the merger agreement relating to third-party beneficiaries, the merger agreement setting forth the entire agreement among the parties, governing law, jurisdiction, waiver of jury trial, specific performance, notices, defined terms and severability will survive any termination of the merger agreement.

Consequences If Not Approved

Paulson has invested significant time and incurred, and expects to continue to incur, significant expenses related to the proposed merger. If the merger proposal is not approved by Paulson stockholders, or the merger otherwise does not close, the Paulson Board will continue to evaluate and review our business operations and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance stockholder value. If the merger does not close, the restructuring of PIC as currently contemplated in connection with the merger would not immediately occur. See “The Merger – Effect on Paulson if the Merger is Not Completed” on page 43.

Vote Required

Approval of the merger requires the affirmative vote of the holders of a majority of Paulson Common Stock outstanding on the record date (assuming a quorum is present in person or by proxy). If you vote to abstain, it will have the same effect as voting against this proposal. If you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have no effect on the voting outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL.

PROPOSAL 2 – THE NON-PUBLIC OFFERING PROPOSAL

The Proposal

Paulson Common Stock is currently listed on The NASDAQ Capital Market and we are subject to the listing rules of The NASDAQ Stock Market LLC. NASDAQ Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of Paulson Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by Paulson of Paulson Common Stock (and/or securities convertible into or exercisable for Paulson Common Stock) equal to 20% or more of the Paulson Common Stock outstanding before the issuance. Shares of Paulson Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

Pursuant to the merger agreement, as a condition of closing the merger we are required to have in escrow for the benefit of the surviving company aggregate gross proceeds of at least $11,000,000 (rounded up to the nearest thousand) received pursuant to a private placement of Paulson Common Stock (the “Private Placement”). We are seeking stockholder approval for the issuance of shares of Paulson Common Stock in the Private Placement.

The issuance of shares of Paulson Common Stock in accordance with the Private Placement would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in Paulson Common Stock. The stockholders do not have preemptive rights to subscribe for additional shares that may be issued by Paulson in order to maintain their proportionate ownership of Paulson Common Stock. It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of Paulson Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We currently have made arrangements for the Private Placement that are subject to approval of this Proposal 2. The securities to be issued in such proposed private placement will be sold at a price that is lower than the current book value and market price of the securities. There is no minimum price at which the securities may be sold.

Assuming a quorum is present at the Special Meeting, approval of this prospective securities offering requires the affirmative vote of a majority of the total votes cast on this matter, in accordance with NASDAQ Listing Rule 5635(e)(4).

Proposed Private Placement

Pursuant to the merger agreement, prior to the closing of the merger VBI and Paulson will have in escrow for the surviving company aggregate gross proceeds of at least $11,000,000 (rounded up to the nearest thousand) received pursuant to the Private Placement of Paulson Common Stock solely to accredited investors in compliance with the exemption from registration provided by Section 4(a)(2) of the Securities Act or Rule 505 of Regulation D thereunder, on terms satisfactory to VBI and Paulson. In addition, the conditions to closing the Private Placement must have been satisfied and the amount of gross proceeds will be unencumbered cash available to the surviving company at the effective time of the merger. Of the Private Placement proceeds, certain pre-merger VBI institutional stockholders will invest approximately $6,000,000 and an additional institutional investor that has already been identified is expected to invest approximately $5,000,000.

Upon the approval of this Proposal 2, our stockholders will have agreed to the closing of the transactions contemplated under the Private Placement, including the issuance of in excess of 20% of Paulson’s issued and outstanding Paulson Common Stock, up to a maximum of 25,640,318 shares (calculated on a pre-financing basis in satisfaction of NASDAQ Listing Rule 5635 (as further discussed below)). The Paulson Board reserves the right to amend, change or supplement the below terms in its absolute discretion, including, but not limited to, the number of securities offered (up to a maximum of 25,640,318 shares). In no event, however, shall the effective number of shares of Paulson Common Stock issued in the Private Placement exceed 25,640,318 shares.

Paulson will consummate the Private Placement pursuant to one or more Subscription Agreements (the “Subscription Agreement(s)”) for the sale of up to 25,640,318 shares of Paulson Common Stock. Such amount is subject to adjustment if required to satisfy one or more requirements of NASDAQ or the SEC. The closing of the Private Placement will be subject to approval by our stockholders in accordance with Rule 5635(d) of the NASDAQ Listing Rules.

The Paulson Common Stock will be sold to accredited investors at a purchase price of $0.429 per share, which represents a [●]% discount to the closing price for Paulson Common Stock on [●], the latest practicable trading date before the printing of this proxy statement. Net proceeds of the sale of the Paulson Common Stock will be available to the surviving company in the merger upon the effective time of the merger. Descriptions of the Paulson Common Stock and the anti-takeover effects applicable to Paulson pursuant to the DGCL and Paulson’s Certificate of Incorporation and Bylaws are set forth in this proxy statement above. See “Market Prices and Dividend Data - Description of Paulson Common Stock” and “- Anti-Takeover Effects of Certain Provisions of Delaware Law and Paulson’s Certificate of Incorporation and Bylaws” beginning on page 34.

Under NASDAQ Listing Rule 5635, we may not issue securities representing more than 19.99% of the outstanding Paulson Common Stock prior to stockholder approval. If we do not obtain stockholder approval for this Proposal 2, the merger will not close, since the Private Placement and resulting issuance of Paulson Common Stock is a condition to VBI’s obligation to consummate the transactions contemplated by the merger agreement. If the merger is not consummated, we will not consummate this Private Placement.

Vote Required

Approval of the non-public offering proposal requires the affirmative vote of the holders of a majority of Paulson Common Stock present at the Special Meeting and entitled to vote (assuming a quorum is present in person or by proxy), excluding abstentions. If you vote to abstain, or if you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have no effect on the voting outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NON-PUBLIC OFFRING PROPOSAL.

PROPOSAL 3 – THE PLACEMENT AGENT FEE PROPOSAL

The Proposal

Middlebury Securities, LLC (“Middlebury”) and Palladium Capital Advisors, LLC (“Palladium”) have each acted as placement agent in connection with the Private Placement described in Proposal 2 herein.

In connection with an agreement between VBI and Middlebury dated January 2, 2013, as amended (the “Middlebury Agreement”), related to Middlebury’s services as placement agent, and an agreement dated January 2, 2013, as amended, between VBI and Evolution Venture Partners, LLC, whose principals are associated persons of Middlebury (“Evolution”), related to Evolution’s strategic advisory services, VBI has agreed that Middlebury will receive 600,000 shares of Paulson Common Stock, representing 0.45% of the outstanding Paulson Common Stock on a fully diluted basis immediately after the effective time, and Evolution will receive 2,400,000 shares of Paulson Common Stock, representing 1.78% of the outstanding Paulson Common Stock on a fully diluted basis immediately after the effective time. The Paulson Common Stock will be issued separately in those amounts to Middlebury and Evolution and both Middlebury and Evolution will enter into lock up agreements restricting the sale of these shares. See “The Merger – Restrictions on Sales of Paulson Common Stock Before and After the Merger” beginning on page 48 for a description of these agreements.

Pursuant to an agreement between VBI and Palladium dated March 7, 2014 (the “Palladium Agreement”), in connection with Palladium’s services as placement agent, Palladium shall receive, as a placement agent fee, 1,708,657 shares of Paulson Common Stock, representing 1.27% of the outstanding Paulson Common Stock on a fully diluted basis immediately after the effective time. The Paulson Common Stock will be issued as a consulting fee for Palladium’s services. Descriptions of the Paulson Common Stock and the anti-takeover effects applicable to Paulson pursuant to the DGCL and Paulson’s Certificate of Incorporation and Bylaws are set forth in this proxy statement above. See “Market Prices and Dividend Data - Description of Paulson Common Stock” and “- Anti-Takeover Effects of Certain Provisions of Delaware Law and Paulson’s Certificate of Incorporation and Bylaws” beginning on page 34.

The issuance of shares of Paulson Common Stock in accordance with the Middlebury Agreement and the Palladium Agreement would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in Paulson Common Stock. The stockholders do not have preemptive rights to subscribe for additional shares that may be issued by Paulson in order to maintain their proportionate ownership of the Paulson Common Stock. Our Certificate of Incorporation and Bylaws do not contain any provisions that would have an effect of delaying or preventing a change of control that would operate with respect to an extraordinary corporate transaction such as a merger.

Because Paulson Common Stock is currently listed on The NASDAQ Capital Market, we are subject to the listing rules of The NASDAQ Stock Market LLC. NASDAQ Listing Rule 5635(c) requires stockholder approval prior to the issuance of securities when any equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees or consultants. The Paulson Board is submitting to the stockholders for their approval the issuance of 3,000,000 shares of Paulson Common Stock to Middlebury and Evolution, collectively, and 1,708,657 shares of Paulson Common Stock to Palladium, representing 1.27% of the outstanding Paulson Common Stock on a fully diluted basis immediately after the effective time, because it is contemplated that such shares of Paulson Common Stock would be issued as consideration for consulting services provided by Middlebury and Palladium pursuant to the Middlebury Agreement and Palladium Agreement, respectively.

Vote Required

Approval of the placement agent fee proposal requires the affirmative vote of the holders of a majority of Paulson Common Stock present at the Special Meeting and entitled to vote (assuming a quorum is present in person or by proxy), excluding abstentions. If you vote to abstain, or if you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have no effect on the voting outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLACEMENT AGENT FEE PROPOSAL.

PROPOSAL 4 – THE CONSULTING ARRANGEMENT FEE PROPOSAL

The Proposal

Pursuant to the merger agreement, upon the closing of the merger and the closing of the Private Placement described herein, Paulson’s Board has duly authorized the issuance to Bezalel Partners LLC (“Bezalel”) of 5,342,510 shares of Paulson Common Stock, representing 3.97% of the outstanding Paulson Common Stock on a fully diluted basis immediately after the effective time, pursuant to VBI’s obligation under Section 4 of the Consulting Agreement, dated March 10, 2014, between VBI and Bezalel (the “Consulting Agreement”). Paulson’s stockholders are required to approve this issuance of Paulson Common Stock pursuant to NASDAQ Listing Rule 5635.

Pursuant to the Consulting Agreement VBI retained Bezalel to provide certain consulting services in connection with the merger. The Consulting Agreement also provides that Bezalel’s consulting fee will be 5,342,510 shares of Paulson Common Stock, as the sole compensation payable to Bezalel with respect to its performance of the consulting services described therein. Descriptions of the Paulson Common Stock and the anti-takeover effects applicable to Paulson pursuant to the DGCL and Paulson’s Certificate of Incorporation and Bylaws are set forth in this proxy statement above. See “Market Prices and Dividend Data - Description of Paulson Common Stock” and “- Anti-Takeover Effects of Certain Provisions of Delaware Law and Paulson’s Certificate of Incorporation and Bylaws” beginning on page 34.

The issuance of shares of Paulson Common Stock in accordance with the Consulting Agreement would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in Paulson Common Stock. The stockholders do not have preemptive rights to subscribe for additional shares that may be issued by Paulson in order to maintain their proportionate ownership of the Paulson Common Stock. Our Certificate of Incorporation and Bylaws do not contain any provisions that would have an effect of delaying or preventing a change of control that would operate with respect to an extraordinary corporate transaction such as a merger.

Because Paulson Common Stock is currently listed on The NASDAQ Capital Market, we are subject to the listing rules of The NASDAQ Stock Market LLC. NASDAQ Listing Rule 5635(c) requires stockholder approval prior to the issuance of securities when any equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees or consultants. The Paulson Board is submitting to the stockholders for their approval the issuance of 5,342,510 shares of Paulson Common Stock to Bezalel because it is contemplated that such shares of Paulson Common Stock would be issued as consideration for consulting services.

Vote Required

Approval of the consulting fee arrangement proposal requires the affirmative vote of the holders of a majority of Paulson Common Stock present at the Special Meeting and entitled to vote (assuming a quorum is present in person or by proxy), excluding abstentions. If you vote to abstain, or if you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have no effect on the voting outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CONSULTING ARRANGEMENT FEE PROPOSAL.

PROPOSAL 5 – THE AUTHORIZED SHARE INCREASE PROPOSAL

The Proposal

Paulson’s Certificate of Incorporation authorizes the issuance of 90,000,000 shares of Paulson Common Stock, par value $0.0001 per share, and 30,000,000 shares of Preferred Stock, par value $0.0001 per share. On May 1, 2014, Paulson’s Board approved the amendment and restatement of the Certificate of Incorporation to increase the authorized number of shares of Paulson Common Stock to 200,000,000 shares of Paulson Common Stock, par value $0.0001 per share, subject to stockholder approval.

Purpose and Effect of the Amendment

Paulson currently has 90,000,000 authorized shares of Paulson Common Stock and 30,000,000 shares of Preferred Stock. As of [●], Paulson had [●] shares of Paulson Common Stock issued and outstanding and 500,000 shares of Preferred Stock issued and outstanding, all of which have been designated as “Series A Preferred Stock.” The Company has reserved approximately 300,000 shares of Paulson Common Stock for potential future issuance pursuant to the Company’s outstanding options.

As a result of the expected issuance of Paulson Common Stock to VBI stockholders pursuant to the merger, to Middlebury, Evolution and Palladium as described in Proposal 3, to Bezalel as described in Proposal 4 and pursuant to the Private Placement described in Proposal 2, we believe an increase in our authorized stock is necessary in order to have sufficient additional authorized but unissued shares of Paulson Common Stock and Preferred Stock available to provide flexibility for corporate action in the future. Except in connection with the shares to be issued as contemplated by the merger agreement, the Company currently has no arrangements or understandings for the issuance of additional shares of Paulson Common Stock and Preferred Stock. If this proposal is approved, all or any of the authorized shares may be issued without first offering those shares to the stockholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all stockholders would reduce the proportionate interest in Paulson of each share.

The increase in the authorized number of shares of Paulson Common Stock and Preferred Stock could have an anti-takeover effect. If the Company’s Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. We currently have no plan to issue newly authorized shares of Paulson Common Stock or adopt other anti-takeover proposals intended to discourage third parties from attempting to take over the company. Stockholders nevertheless should be aware that increasing the number of authorized shares of Paulson Common Stock could facilitate Paulson’s ability to deter or prevent changes of control in the future and any issuance of newly authorized shares of Paulson Common Stock, regardless of the intent, could have an anti-takeover effect.

The increase of our authorized shares of common stock is not being proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of Paulson. While it is possible that our management could use the increase of authorized shares of common stock to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of stockholders, we do not intend to construct or enable any anti-takeover defense or mechanism on behalf of Paulson. We have no intent or plans to employ the increase of our authorized shares of common stock as an anti-takeover device and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

In addition to the increase of our authorized shares of common stock, provisions of our governing documents and applicable provisions of Delaware law may also have anti-takeover effects, making it more difficult for or preventing a third-party from acquiring control of Paulson or changing our board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in Paulson’s control or in our management. See “Market Prices and Dividend Data - Anti-Takeover Effects of Certain Provisions of Delaware Law and Paulson’s Certificate of Incorporation and Bylaws” beginning on page 34.

A copy of the proposed Amended and Restated Certificate of Incorporation is attached hereto as Annex B. The Amended and Restated Certificate of Incorporation will become effective upon filing with the Secretary of State of the State of Delaware as required by the DGCL if filed by Paulson, which will only happen if Proposal 1 (the merger proposal), this Proposal 5 (the authorized share increase proposal) and Proposal 6 (the declassification proposal) are approved. If this Proposal is not approved, we will not have enough authorized shares to complete the merger and the transactions contemplated by the merger agreement.

Vote Required

Approval of the authorized share increase proposal requires the affirmative vote of the holders of a majority of Paulson Common Stock outstanding on the record date (assuming a quorum is present in person or by proxy). If you vote to abstain, or if you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have the same effect as voting against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AUTHORIZED SHARE INCREASE PROPOSAL

PROPOSAL 6 – THE DECLASSIFICATION PROPOSAL

The Proposal

In connection with the merger agreement and conditioned on the completion of the merger, Paulson proposes to amend and restate its existing Certificate of Incorporation to declassify our Board of Directors. If approved, this proposal would declassify our Board of Directors, such that it would be comprised of a single class of directors elected on an annual basis, rather than be comprised of three classes of directors serving staggered three-year terms.

A copy of the proposed Amended and Restated Certificate of Incorporation is attached hereto as Annex B. The Amended and Restated Certificate of Incorporation will become effective upon filing with the Secretary of State of the State of Delaware as required by the DGCL if filed by Paulson. If the merger is not consummated, we will not effect the declassification of our Board of Directors.

Vote Required

Approval of the declassification proposal requires the affirmative vote of the holders of a majority of Paulson Common Stock outstanding on the record date (assuming a quorum is present in person or by proxy). If you vote to abstain, or if you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have the same effect as voting against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE DECLASSIFICATION PROPOSAL

PROPOSAL 7 – THE NAME CHANGE PROPOSAL

The Proposal

If approved, this proposal would permit us to change our name from “Paulson Capital (Delaware) Corp.” to “VBI Vaccines Inc.” effective upon the closing of the merger. In the merger agreement we have agreed, in connection with the merger, to change our name to VBI Vaccines Inc., and VBI’s obligation to consummate the transactions contemplated by the merger agreement is subject to us changing our name to VBI Vaccines Inc. In order to change our name we are required by the DGCL to amend our Certificate of Incorporation, which amendment requires stockholder approval. If the merger is not consummated, we will not effect this name change.

Vote Required

Approval of the name change proposal requires the affirmative vote of the holders of a majority of Paulson Common Stock outstanding on the record date (assuming a quorum is present in person or by proxy). If you vote to abstain, or if you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have the same effect as voting against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NAME CHANGE PROPOSAL

PROPOSAL 8 – THE VBI EQUITY PLAN PROPOSAL

The Proposal

Description of the 2014 Equity Incentive Plan

On May 1, 2014, our board of directors adopted the VBI Vaccines Inc. 2014 Equity Incentive Plan (the “2014 Plan”), an omnibus equity incentive plan pursuant to which Paulson may grant equity and cash and equity-linked awards to certain management, consultants and others. Paulson’s Board recommends adoption of the 2014 Plan in order to promote the success of the surviving company following the merger by providing a means to offer incentives and to attract, motivate, retain and reward persons eligible to participate in the 2014 Plan.

Set forth below is a summary of the 2014 Plan, but this summary is qualified in its entirety by reference to the full text of the 2014 Plan, a copy of which is included as Annex C to this Proxy Statement. If the merger is not consummated, we will not implement the 2014 Plan.

Shares Available

The 2014 Plan authorizes that 4,078,444 shares of Paulson Common Stock be reserved for issuance under the Plan (the "Share Reserve"). On the first day of each fiscal year of Paulson during the period beginning in fiscal year 2014, and ending on the second day of fiscal year 2024, the Share Reserve shall be increased by an amount equal to the lesser of (i) 6,000,000 shares of Paulson Common Stock or the equivalent of such number of shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction; (ii) 5% of the number of outstanding shares of Paulson Common Stock on such date; and (iii) an amount determined by the Paulson Board.

As of May 2, 2014, 100,000 shares were issued under our 2014 Plan and no shares of Paulson Common Stock were available for issuance under our previously adopted 1999 Stock Option Plan or 2013 Equity Incentive Plan (other than shares issuable upon the exercise of currently outstanding stock options). As of May 7, 2014, the closing price of Paulson Common Stock on the NASDAQ Capital Market was $1.22.

Administration

The 2014 Plan will be administered by the Paulson Board following the merger or by one or more committees of directors appointed by the Paulson Board (the “Administrator”). The Paulson Board may delegate different levels of authority to different committees with administrative and grant authority under the 2014 Plan. Any committee delegated administrative authority under the 2014 Plan may further delegate its authority under the Plan to another committee of directors, and any such delegate shall be deemed to be an Administrator of the 2014 Plan. Any Administrator may also, within its administrative authority under the 2014 Plan and in accordance with applicable law, delegate to one or more officers of Paulson the ability to make awards to Eligible Persons (as defined below) under the 2014 Plan. It is anticipated that the Administrator (either generally or with respect to specific transactions) will be constituted so as to comply, as necessary or desirable, with the requirements of Code Section 162(m) and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Eligibility

Awards may be granted pursuant to the 2014 Plan only to persons who are eligible persons. Under the 2014 Plan, “Eligible Person” means any person who is either: (a) an officer (whether or not a director) or employee of Paulson or one of its subsidiaries; (b) a director of Paulson or one of its subsidiaries; or (c) an individual consultant who renders bona fide services to Paulson or one of its subsidiaries; provided, however, that incentive stock options (“ISOs”) may be granted only to employees. As of the Record Date, the approximate number of Eligible Persons under the 2014 Plan included [●] officers or employees of Paulson or one of its subsidiaries, [●] independent directors of Paulson or one of its subsidiaries, and no individual consultants to Paulson or one of its subsidiaries.

Awards

The 2014 Plan permits the grant of: (a) stock options, which may be intended as ISOs or as nonqualified stock options (options not meeting the requirements to qualify as ISOs); (b) stock appreciation rights (“SARs”); (c) restricted stock; (d) restricted stock units; (e) cash incentive awards; and (f) other awards, including: (i) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Paulson Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (ii) any similar securities with a value derived from the value of or related to the Paulson Common Stock and/or returns thereon.

Stock Options. A stock option may be intended as an incentive stock option (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with the plan.

To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both stock subject to ISOs under the 2014 Plan and stock subject to ISOs under all other plans of Paulson or one of its subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of the Section 422 of the Code and the regulations promulgated thereunder) and in accordance with the regulations promulgated thereunder which describe how options shall be so reduced, such options shall be treated as nonqualified stock options. ISOs may only be granted to United States employees of Paulson or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with Paulson and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the ISO is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such ISO is at least 110% of the Fair Market Value of the stock subject to the ISO and such ISO by its terms is not exercisable after the expiration of five years from the date such option is granted.

Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or common stock, equal to the number of shares of common stock being exercised multiplied by the excess of (i) the fair market value of a share of common stock on the date the SAR is exercised, over (ii) the fair market value of a share of common stock on the date the SAR was granted as specified in the applicable award agreement. The maximum term of a SAR shall be ten (10) years.

Restricted Shares. Restricted shares are shares of common stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

Restricted Share Units. A restricted share unit, or “RSU,” represents the right to receive from Paulson on the respective scheduled vesting or payment date for such RSU, one share of common stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan.  At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

Cash Awards. The Administrator may, from time to time, subject to the provisions of the 2014 Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with the plan).  Cash awards shall be awarded in such amount and at such times during the term of the 2014 Plan as the Administrator shall determine.

Performance Based Compensation

The 2014 Plan provides for the grant of certain awards, the vesting or payment of which may be contingent on the satisfaction of certain performance criteria. Such performance-based awards are designed to be exempt from the limitations of Section 162(m) of the Code, as described below under “Certain Federal Tax Consequences.” The maximum number of shares that may be issued to any single participant pursuant to options and SARs during the term of the 2014 Plan shall not exceed 1,000,000 shares. The maximum number of shares of Paulson Common Stock which may be delivered pursuant to other performance-based equity awards granted during the 162(m) Term (as defined below) may not exceed 1,000,000 shares, and the maximum amount of cash compensation payable pursuant to performance-based cash awards granted during the 162(m) Term (as defined below) may not exceed $1,000,000. The 162(m) Term is the period beginning on the effective date of the 2014 Plan and ending on the date of the first stockholder meeting that occurs in the fifth year following the year in which Paulson’s stockholders first approve this 2014 Plan (the “162(m) Term”).

The 2014 Plan provides that specific performance goals for performance-based awards shall be established based on such business criteria as selected by the Administrator in its sole discretion, including (but not limited to) the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total shareholder return, (4) price per share of common stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, (19) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products, (20) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, or (21) any combination of the foregoing.

Fair Market Value

Under the 2014 Plan, “Fair Market Value” means, unless otherwise determined or provided by the administrator in the circumstances, the closing price for a share of Paulson Common Stock on the day of the grant date, as furnished by the NASDAQ Stock Market or other principal stock exchange on which the Paulson Common Stock is then listed for the date in question, or if the Paulson Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Paulson Common Stock is no longer listed on the NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Paulson Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

Consideration for Awards

The purchase price for any award granted under the 2014 Plan or the Paulson Common Stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of Paulson, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned and fully vested shares of Paulson Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Paulson Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from Paulson (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Paulson Common Stock used to satisfy the exercise price of an option are valued at their fair market value on the date of exercise. Paulson will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price for the shares and any related withholding obligations and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to Paulson.

The number of shares available for issuance under the 2014 Plan (as well as the number of shares that may be issued as ISOs, and the share limitations set forth above under the heading “Performance Based Compensation”) are subject to proportionate adjustment by the Administrator (as defined below) in the event of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, or upon any merger, arrangement, combination, consolidation, or other reorganization, or upon any spin-off, split-up or similar extraordinary dividend distribution in respect of the Paulson Common Stock, or upon any exchange of Paulson Common Stock or other securities of Paulson, or upon any similar unusual or extraordinary corporate transaction in respect of the Paulson Common Stock.

Change in Control

In the event of a participant’s termination during the period that begins six months prior to a change in control and ends on the 12-month anniversary of the closing of the change in control transaction, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2014 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the change in control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a change in control (or upon any other event or other circumstance related to the change in control, such as an involuntary termination of employment occurring after such change in control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the change in control.

For purposes of the 2014 Plan, “Change in Control” shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of Paulson, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of Paulson (as of the time immediately prior to the commencement of such offer), and/or by any employee benefit plan of Paulson or its subsidiaries, and their affiliates;

(ii) Paulson shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of Paulson (as of the time immediately prior to such transaction), and/or by any employee benefit plan of Paulson or its subsidiaries, and their affiliates;

(iii) Paulson shall sell substantially all of its assets to another entity that is not wholly owned by Paulson, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of Paulson (as of the time immediately prior to such transaction), and/or by any employee benefit plan of Paulson or its subsidiaries and their affiliates; or

(iv) a person shall acquire 50% or more of the outstanding voting securities of Paulson (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of Paulson (as of the time immediately prior to the first acquisition of such securities by such person), and/or by any employee benefit plan of Paulson or its subsidiaries, and their affiliates.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a person must acquire more than 50% of the outstanding voting securities of Paulson for a change in control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a change in control unless the change in control qualifies as a change in ownership or effective control of Paulson within the meaning of Section 409A of the Code.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2014 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2014 Plan will not result in any federal income tax consequences to the participant or to Paulson. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Paulson Common Stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. Paulson is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. Paulson does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an ISO under the 2014 Plan will not result in any federal income tax consequences to the participant or to Paulson. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and Paulson receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. Paulson is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of Paulson. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. Paulson, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO —i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. Paulson is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. Paulson does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards. Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when Paulson Common Stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. Paulson is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code. Under Code Section 162(m), no deduction is allowed in any taxable year of Paulson for compensation in excess of $1 million paid to Paulson’s “covered employees.” A “covered employee” is Paulson’s chief executive officer and the three other most highly compensated officers of Paulson other than the chief financial officer. An exception to this rule applies to “qualified performance based compensation,” which generally includes stock options and stock appreciation rights granted under a stockholder approved plan, and other forms of equity incentives, the vesting or payment of which is contingent upon the satisfaction of certain stockholder approved performance goals. Paulson intends that the 2014 Plan allow for the grant of options and stock appreciation rights that may be treated as “qualified performance based compensation” that is exempt from the limitations of Code Section 162(m), and for the grant of other performance-based awards that may be treated as “qualified performance based compensation,” but it makes no assurance that either such type of award will be so treated.

NEW PLAN BENEFITS

SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the 2014 Plan. On May 1, 2014, the Paulson Board made awards of restricted stock to the following current officers, directors and non-executive employees of Paulson:

Name	Number of Shares Granted

Executive Employees

Trent Davis (director)	20,833 (1)
Murray Smith	12,500

Directors

Charles L.F Paulson (employee)	21,297 (2)
Paul Shoen (non-employee)	13,890 (2)

Non-Executive Employees

Kellie Davis	15,740
Erick Paulson	15,740

(1)	Of these shares, 8,333 will be issued in exchange for the cancellation of options granted under Paulson's 1999 Stock Option Plan, effective upon the merger.
(2)	These shares will be issued in exchange for the cancellation of options granted under Paulson's 1999 Stock Option Plan, effective upon the merger.

In addition to the awards noted above, on May 1, 2014, the Paulson Board made stock option grants under the 2014 Plan, contingent upon approval of the merger, to the following current directors of Paulson, who will continue to serve as directors of Paulson after the merger, with grant dates as of the closing date of the merger:

Name	Number of Shares Granted

Trent Davis	200,000

Alan Timmins	200,000

In addition to the awards noted above, on May 1, 2014, the Paulson Board made stock option grants under the 2014 Plan, contingent upon approval of the merger, to the following officers, directors and employees of, and consultants to, VBI, with grant dates as of the closing date of the merger:

Name	Number of Shares Granted

Scientific Advisory Board Members (SAB)

Denis Burger	20,000

Non-Employee Directors

San Chawla	200,000

Michael DeWilde	200,000

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information concerning our equity compensation plans as of December 31, 2013.

Plan category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	480,000	(1)	$0.90	1,200,000
Equity compensation plans not approved by stockholders	-		-	-
Total	480,000	(1)	$0.90	1,200,000

(1)	Includes options for 180,000 shares that will be canceled prior to the merger

Vote Required

Approval of the VBI Equity Plan proposal requires the affirmative vote of the holders of a majority of Paulson Common Stock present at the Special Meeting and entitled to vote on such proposal (assuming a quorum is present in person or by proxy), excluding abstentions. If you vote to abstain, or if you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have no effect on the voting outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE VBI EQUITY PLAN PROPOSAL.

PROPOSAL 9 – THE REVERSE SPLIT PROPOSAL

The Paulson Board is asking Paulson’s stockholders to vote on a proposal to effect a reverse stock split, to the extent required, of our issued and outstanding capital stock by the ratio required for the Paulson Common Stock market price on the NASDAQ Capital Market to be at least $4.00 per share at the closing of the merger or such longer period as is required for listing on the NASDAQ Capital Market. The exact reverse stock split ratio will be determined by the Paulson Board but, if determined by the Paulson Board to be necessary, will not be less that one-for-two nor more than one-for-ten. On May 1, 2014, in connection with the merger, Paulson’s Board adopted resolutions declaring that effecting this reverse stock split of our issued and outstanding capital stock is advisable, subject to stockholder approval.

In the merger agreement we have agreed, in connection with the merger, to effect this reverse stock split, and VBI’s obligation to consummate the transactions contemplated by the merger agreement is subject to our effecting this reverse stock split. In order to effect the reverse stock split we are required by the DGCL to amend our Certificate of Incorporation, which amendment requires stockholder approval. If the merger is not consummated, we will not effect this reverse stock split.

If approved by our stockholders, the reverse split proposal will permit the Paulson Board to effect a reverse stock split of our issued and outstanding Common Stock by the ratio required for the price of Paulson Common Stock on the NASDAQ Capital Market to be at least $4.00 per share at the closing of the merger. In the event the reverse split is authorized, the Paulson Board will have the authority to effectuate the split and to amend our Certificate of Incorporation in order to satisfy the state law requirements, if necessary, to effectuate the reverse split. The Paulson Board will have the authority to determine the effect of the reverse split on all classes of our capital stock and convertible securities.

Consequences of the Reverse Split

Reducing the number of outstanding shares of the Paulson Common Stock through the reverse split is intended, absent other factors, to increase the per share market price of Paulson Common Stock to $4.00 per share. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of Paulson Common Stock. As a result, there can be no assurance that the market price of the Paulson Common Stock will increase following the reverse split or that the market price of the Paulson Common Stock will not decrease in the future. If the market price per share of Paulson Common Stock does not increase to at least $4.00 per share following the reverse split, we will not be able to complete the merger. Additionally, we cannot assure you that the market price per share of Paulson Common Stock after the reverse split will increase in proportion to the reduction in the number of shares of Paulson Common Stock outstanding before the reverse split. Accordingly, the total market capitalization of Paulson Common Stock after the reverse split may be lower than the total market capitalization before the reverse split.

Effect of the Reverse Split on Holders of Outstanding Common Stock

Depending on the ratio for the reverse stock split, if any, determined by the Paulson Board, a minimum of two and a maximum of ten shares of existing Paulson Common Stock will be combined into one new share of Paulson Common Stock.  The table below shows, as of May 2, 2014, the number of outstanding shares of Paulson Common Stock (excluding treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-2	3,896,629
1-for-3	2,597,752
1-for-4	1,948,314
1-for-5	1,558,651
1-for-6	1,298,876
1-for-7	1,113,322
1-for-8	974,157
1-for-9	865,917
1-for-10	779,325

The actual number of shares issued after giving effect to the reverse split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Paulson Board.

The reverse split will affect all holders of Paulson Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in Paulson, except that, as described below in “— Fractional Shares,” record holders of Paulson Common Stock otherwise entitled to a fractional share as a result of the reverse split will receive cash in lieu of fractional shares. In addition, the reverse split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares). We do not expect the reverse split to materially impact the number of record holders of Paulson Common Stock.

The reverse split may result in some stockholders owning “odd lots” of less than 100 shares of Paulson Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, if the reverse split is implemented, the Paulson Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the reverse split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. The Paulson Common Stock will continue to be listed on the NASDAQ Capital Market.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the reverse split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse split for their beneficial holders holding Paulson Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse split. Stockholders who hold shares of Paulson Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Paulson Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of the registered holders of Paulson Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Paulson Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post- reverse split Paulson Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Paulson Common Stock

Stockholders holding shares of Paulson Common Stock in certificated form will be sent a transmittal letter by our transfer agent. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of Paulson Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post- reverse split Paulson Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Paulson Common Stock that they are entitled as a result of the reverse split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post- reverse split Paulson Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY S

TOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the reverse split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we intend to pay cash as follows:

•	If a stockholder’s shares are held in street name, payment for the fractional shares will be deposited directly into the stockholder’s account with the organization holding the stockholder’s shares.

•

If the stockholder’s shares are registered directly in the stockholder’s name, payment for the fractional shares will be made by check, sent to the stockholder directly from our transfer agent upon receipt of the properly completed and executed transmittal letter and original stock certificates.

The amount of cash to be paid for fractional shares will be equal to the product obtained by multiplying:

•

The average closing sales price of Paulson Common Stock as reported on the exchange on which Paulson Common Stock is then listed for the five trading days preceding the effective date of the reverse stock split; by

•	The amount of the fractional share.

Those stockholders who hold less than the number of shares set forth in the reverse split ratio would be eliminated as a result of the payment of fractional shares in lieu of any fractional share interest in connection with the reverse split. The Board reserves the right to aggregate all fractional shares for cash and arrange for their sale, with the aggregate proceeds from such sale being distributed to the holders of fractional shares on a pro rata basis.

Effect of the Reverse Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the reverse split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Paulson Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Paulson Common Stock being delivered upon such exercise, exchange or conversion, immediately following the reverse split as was the case immediately preceding the reverse split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse split ratio, subject to our treatment of fractional shares.

Accounting Matters

Consummation of the reverse split will not affect the par value of Paulson Common Stock per share, which will remain at $0.0001 per share). As a result, when the reverse split is completed, the stated capital attributable to Paulson Common Stock and the additional paid-in capital account on our balance sheet will not change due to the reverse split. Reported per share net income or loss will be higher because there will be fewer shares of Paulson Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Split

The following summary describes certain material U.S. federal income tax consequences of the reverse split to holders of Paulson Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of Paulson Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of Paulson Common Stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold Paulson Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold Paulson Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of Paulson Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold Paulson Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The reverse split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the reverse split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse split.

Vote Required

Approval of the reverse split proposal requires the affirmative vote of the holders of a majority of Paulson Common Stock outstanding on the record date (assuming a quorum is present in person or by proxy). If you vote to abstain, or if you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have the same effect as voting against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE SPLIT PROPOSAL.

PROPOSAL 10 – THE PIC EQUITY ISSUANCE PROPOSAL

The Proposal

As described above under “The Merger – Effect of the Merger – Restructuring of PIC” on page 43, in connection with the transactions described in this proxy statement, Paulson’s ownership interest in PIC will be reduced to a negligible amount as a result of the issuance of equity securities of PIC.

At the effective time of the merger, an irrevocable liquidating trust (the “Trust”) will be created and the stockholders of record of Paulson Common Stock as of the record date for Paulson’s 2013 Annual Meeting of Shareholders (the “2013 Record Date”) (such stockholders are referred to as the “Legacy Shareholders”) will be given non-transferable beneficial interests in the Trust in proportion to their pro rata ownership interest in the Paulson Common Stock as of the 2013 Record Date. The majority of the assets currently held by PIC, which are non-operating assets primarily consisting of underwriter warrants, trading and investment securities, and cash and accounts receivables (the “Trust Assets”), collectively valued at approximately $8.8 million at March 31, 2014, will be transferred to the Trust at the effective time of the merger. It is expected that the Trust Assets will be liquidated and distributed to the Legacy Shareholders over the next two to three years. Concurrently with the transfer of the Trust Assets to the Trust, PIC will be converted from a corporation to a limited liability company under the laws of the State of Oregon (the resulting entity is referred to as the “Converted Entity”). Immediately upon conversion of PIC to a limited liability company at the effective time of the merger, the series of transactions described below will occur:

•     River Integrity Investments, LLC (“River Integrity”), which currently holds a promissory note issued by PIC on January 14, 2013, as amended and restated on April 9, 2014, in the principal amount of $1.5 million, will convert all outstanding principal and interest under its promissory note into a 35% membership interest in the Converted Entity.

•     River Integrity, which, in addition to the promissory note described above, holds 215,438 shares of Series B Preferred Stock of PIC that was purchased on June 26, 2013 for $1.5 million, will exchange all of its shares of Series B Preferred Stock of PIC for a 12.5% membership interest in the Converted Entity.

•     DTA Investments LLC, which currently holds a promissory note issued by PIC on September 30, 2013, as amended and restated on April 10, 2014, in the principal amount of $700,000, will convert all outstanding principal under its promissory note into an 11.6% membership interest in the Converted Entity.

•     Christopher Clark, Robert Setteducati and Thomas Parigian, current members of the management team of PIC, will each be issued a 13.63% membership interest in PIC in return for services performed for PIC.

As a result of the transactions described above, the ownership interest of Paulson in PIC will be diluted to a 0.01% membership interest in the Converted Entity.

The consummation of the PIC restructuring transactions described above is contingent upon the filing by PIC with FINRA of a continuing membership application seeking approval for the change of control of PIC, as well as the consummation of the merger as described in this proxy statement. The merger will not occur unless the PIC restructuring transactions are consummated concurrently with the consummation of the merger.

Vote Required

Approval of the PIC equity issuance proposal requires the affirmative vote of the holders of a majority of Paulson Common Stock present at the Special Meeting and entitled to vote (assuming a quorum is present in person or by proxy), excluding abstentions. If you vote to abstain, or if you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have no effect on the voting outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PIC EQUITY ISSUANCE PROPOSAL.

PROPOSAL 11 – THE ADJOURNMENT PROPOSAL

The Paulson Board is asking Paulson’s stockholders to vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, in order to allow for the solicitation of additional proxies if there are insufficient votes at the time of the Special Meeting to approve the merger proposal or if necessary to achieve a quorum.

Vote Required

Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of Paulson Common Stock present at the Special Meeting (in person or by proxy) and entitled to vote. If you vote to abstain, it will have the same effect as voting against this proposal. If you fail to vote or fail to instruct your bank, broker, custodian or other record holder how to vote, it will have no effect on the voting outcome of this proposal.

Consequences If Not Approved

If the proposal to adjourn the Special Meeting is not approved and there are insufficient votes at the time of the Special Meeting to approve the merger or proposal or achieve a quorum, Paulson may be required to incur additional time and expense in order to hold an effective stockholder meeting for the merger proposal to be considered and approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

81

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed combined financial statements reflect the combined financial position of Paulson Capital (Delaware) Corp. (“Paulson”) and Variation Biotechnologies (US) Inc. (“VBI”) as of March 31, 2014 and the results of their condensed combined operations for the three months ended March 31, 2014 and the year ended December 31, 2013 after giving effect to the accounting acquisition of Paulson, as more fully described below. The unaudited pro forma condensed combined balance sheet is based on the historical balance sheet of VBI and gives effect to the accounting acquisition of Paulson as if it had occurred on March 31, 2014. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2014 and for the year ended December 31, 2013 give effect to the acquisition as if it has occurred on January 1, 2013.

The historical consolidated financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the aforementioned transaction, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial statements. In addition, the unaudited pro forma condensed combined financial information was based on and should be read in conjunction with the:

•	audited consolidated financial statements of Paulson as of and for the year ended December 31, 2013 and the related notes, included in Paulson’s Annual Report on Form 10-K/A for the year ended December 31, 2013;

•

unaudited interim consolidated financial statements of Paulson as of and for the three months ended March 31, 2014 and the related notes, included in Paulson’s Quarterly Report on Form 10-Q/A for the three months ended March 31, 2014;

•	audited consolidated financial statements of VBI as of and for the year ended December 31, 2013 and the related notes included in the Paulson Capital (Delaware) Corp. proxy dated ●; and,

•	unaudited interim consolidated financial statements of VBI as of and for the three months ended March 31, 2014 and the related notes included in the Paulson Capital (Delaware) Corp. proxy dated ●.

The unaudited pro forma condensed combined financial information has been presented for informational purposes only. The pro forma information is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the acquisition been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

There have been no material transactions between Paulson and VBI during the periods presented in the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting under generally accepted accounting principles in the United States of America (“U.S. GAAP”). The pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information. Differences between these preliminary estimates and the final acquisition accounting may occur and these differences could be material. Additionally, the differences, if any, could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and VBI’s future results of operations and financial position.

Unaudited Pro Forma Condensed and Combined Balance Sheet

as at March 31, 2014

	Paulson Capital (Delaware) Corp. and Subsidiaries Historical March 31, 2014	Variation Biotechnologies (US), Inc. and Subsidiaries Historical March 31, 2014	Transfer of Assets to Trust and Re-Capitalization Paulson Investment Company, Inc.	Reverse takeover entries (Note 4)	Pro Forma Adjustments	Note	Pro Forma Combined March 31, 2014

CURRENT ASSETS
Cash	5,768,819	1,047,733	(5,768,819)		5,000,000	5(A)
					11,000,000	5(B)
					(860,000)	5(B)
					2,680,000	5(C)
					(360,000)	5(C)
					(1,150,000)	5(E)
					766,809	5(I)	18,124,542
Receivable from clearing organization	446,129	-	(446,129)				-
Notes and other receivables, net of allowances for doubtful accounts of $901,541	1,879,556	-	(1,879,556)				-
Trading and investment securities owned, at fair value	4,799,574	-	(4,799,574)				-
Underwriter warrants, at fair value	3,823,000	-	(3,823,000)				-
Prepaid and deferred expenses	781,029	238,787	(781,029)				238,787
Other assets	286,710	-			(286,710)	5(A)	-
Investment tax credits receivable	-	124,559					124,559
Government receivables	-	124,528					124,528
	17,784,817	1,535,607	(17,498,107)	-	16,790,099		18,612,416

FUNDS HELD IN ESCROW	-	766,809			(766,809)	5(I)	-
INTANGIBLES (PATENTS)	-	508,524					508,524
CAPITAL ASSETS	107,355	16,238	(107,355)				16,238
							-
	17,892,172	2,827,178	(17,605,462)	-	16,023,290		19,137,178

CURRENT LIABILITIES
Accounts payable and accrued liabilities	592,227	757,363	(592,227)				757,363
Compensation, employee benefits and payroll taxes	464,287	-	(464,287)				-
Underwriter warrants - employees, at fair value	2,526,837	-	(2,526,837)				-
Notes payable	716,781	-	(716,781)				-
Advances from related parties	1,521,781	-	(1,521,781)				-
Convertible notes from related parties	-	20,939,220			(20,939,220)	5(D)	-
	5,821,913	21,696,583	(5,821,913)	-	(20,939,220)		757,363

Long-term debt	-	-			3,000,000	5(C)
					(320,000)	5(C)
					130,000	5(C)
					(1,000,000)	5(G)
					339,000	5(G)	2,149,000

	5,821,913	21,696,583	(5,821,913)	-	(18,790,220)		2,906,363

STOCKHOLDERS' EQUITY
Preferred stock	-	31,111,043			(31,111,043)	5(D)
					2,818,000	5(A)	2,818,000
Common stock	3,465,416	655,339		(3,465,416)
				2,500,000	2,432,000	5(A)
					10,140,000	5(B)
					990,400	5(B)
					(990,400)	5(B)
					31,111,043	5(D)
					20,939,220	5(D)
					1,030,000	5(E)
					2,291,937	5(F)
					1,066,200	5(H)	72,165,739
Warrants	-	501,517			1,000,000	5(G)	1,501,517
Additional paid-in capital	-	2,091,510					2,091,510
Accumulated other comprehensive (loss)	-	(1,062,399)					(1,062,399)
Retained earnings (deficit)	6,860,448	(52,166,415)		965,416
					(536,710)	5(A)
					(130,000)	5(C)
					(360,000)	5(C)
					(2,180,000)	5(E)
					(2,291,937)	5(F)
					(339,000)	5(G)
					(1,066,200)	5(H)
Net adjustment related to net assets returned to shareholders through Trust and recapitalization of PIC			(10,039,154)				(61,283,552)
	10,325,864	(18,869,405)	(10,039,154)	-	34,813,510		16,230,815

Non-controlling interest in consolidated entities	1,744,395	-	(1,744,395)				-
	12,070,259	(18,869,405)	(11,783,549)	-	34,813,510		16,230,815

	17,892,172	2,827,178	(17,605,462)	-	16,023,290		19,137,178

Unaudited Pro Forma Condensed and Combined Statement of Operations

For the Year Ended December 31, 2013

	Paulson Capital Corp. and Subsidiaries Historical Year Ended December 31, 2013	Variation Biotechnologies (US), Inc. and Subsidiaries Historical Year Ended December 31, 2013	Transfer of Assets to Trust and Re-Capitalization Paulson Investment Company, Inc.	Reverse takeover entries (Note 4)	Pro Forma Adjustments	Note	Pro Forma Combined December 31, 2013

Revenues
Commissions	$2,590,103	$-	$(2,590,103)				$-
Corporate Finance	7,782,336	-	(7,782,336)				-
Investment income (loss)	(880,166)	-	880,166				-
Trading income (loss)	1,248,122	-	(1,248,122)				-
Interest and dividends	33,966	-	(33,966)				-
Other	50,505	-	(50,505)				-
	10,824,866	-	(10,824,866)		-		-
Expenses
Brokerage service costs (Note 6(A))	10,892,753	-	(10,142,753)		(750,000)	5(J)	-
Research and development (Note 6(B))	-	1,435,042					1,435,042
General and administration (Note 6(C))	1,371,018	2,164,519	(1,371,018)		536,710	5(A)
					130,000	5(C)
					1,066,200	5(H)
					750,000	5(J)	4,647,429
Interest on long-term debt		1,568,041			360,000	5(C)	1,928,041
Foreign exchange loss		284,267					284,267
Loss related to divested business		-	(750,000)				(750,000)
Other interest expense	23,028	-	(23,028)				-
Net loss	$(1,461,933)	$(5,451,869)	$1,461,933	$-	$(2,452,910)		$(7,544,779)
Current income tax expense	$-		-				-
Income attributable to non-controlling interests	$63,390		$(63,390)				-

Net loss attributable to Paulson Capital Corp. common shareholders	$(1,525,323)	$(5,451,869)	$1,525,323	$-	$(2,452,910)		$(7,544,779)

Currency translation account	$-	$(263,345)					(263,345)

Comprehensive loss, for the period	$(1,525,323)	$(5,715,214)					$(7,808,124)

Basic and diluted, loss per share of common stock	$(0.26)	$(1.14)					$(0.08)

Shares used in basic and diluted per share calculations:
Basic and diluted, weighted-average number of common shares outstanding	5,776,033	4,780,971					98,605,392

Unaudited Pro Forma Condensed and Combined Statement of Operations

For the Three Months Ended March 31, 2014

	Paulson Capital (Delaware) Corp. and Subsidiaries Historical Year Ended March 31, 2014	Variation Biotechnologies (US), Inc. and Subsidiaries Historical Three Months Ended March 31, 2014	Transfer of Assets to Trust and Re-Capitalization Paulson Investment Company, Inc.	Reverse takeover entries (Note 4)	Pro Forma Adjustments	Note	Pro Forma Combined for the three months ended March 31, 2014

Revenues
Commissions	$1,735,687	$-	$(1,735,687)				$-
Corporate Finance	308,465	-	(308,465)				-
Investment income (loss)	14,664	-	(14,664)				-
Trading income (loss)	(1,551,526)	-	1,551,526				-
Interest and dividends	8,931	-	(8,931)				-
Other	-	-	-				-
	516,221	-	(516,221)		-		-
Expenses
Brokerage service costs (Note 7(A))	2,266,309	-	(1,516,309)		(750,000)	5(J)	-
Research and development (Note 7(B))	-	303,538					303,538
General and administration (Note 7(C))	312,628	873,347	(312,628)		536,710	5(A)
					162,000	5(C)
					1,066,200	5(H)
					750,000	5(J)	3,388,257
Interest on long-term debt		476,618			447,750	5(C)	924,368
Foreign exchange loss		197,331					197,331
Loss related to divested business		-	(750,000)				(750,000)
Other interest expense	17,618	-	(17,618)				-
Net loss	$(2,080,334)	$(1,850,834)	$2,080,334	$-	$(2,212,660)		$(4,063,494)
Current income tax expense	$8,500		(8,500)				-
Income attributable to non-controlling interests	$181,004		$(181,004)				-

Net loss attributable to Paulson Capital Corp. common shareholders	$(2,269,838)	$(1,850,834)	$2,269,838	$-	$(2,212,660)		$(4,063,494)

Currency translation account	$-	$195,723					195,723

Comprehensive loss, for the period	$(2,269,838)	$(1,655,111)					$(3,867,771)

Basic and diluted, loss per share of common stock	$(0.39)	$(0.39)					$(0.04)

Shares used in basic and diluted per share calculations:
Basic and diluted, weighted-average number of common shares outstanding	5,805,485	4,780,971					98,605,392

Note 1: Description of Transaction

On May 8, 2014, Paulson entered into an Agreement and Plan of Merger (the "Merger Agreement") with VBI and VBI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of PLCC (“Merger Sub”). Upon the closing of the transaction contemplated under the Merger Agreement (the "Merger"), VBI will merge with and into Merger Sub, with VBI as the surviving corporation and a wholly-owned subsidiary of PLCC.

Pursuant to the terms and conditions of the Merger, at the closing of the Merger, all issued and outstanding shares of VBI’s capital stock will be converted into the right to receive an aggregate of 42,772,713 shares of Paulson’s common stock, par value $0.0001 per share, representing 71% of Paulson’s voting shares immediately post-Merger and options to purchase shares of VBI common stock will be converted into options to purchase shares of Paulson common stock (and will be assumed by Paulson at the effective time of the Merger pursuant to the terms of the Merger Agreement), subject to adjustment as provided in the Merger Agreement. The parties to the Merger Agreement intend the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that Paulson, Merger Sub and VBI will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

Note 2: Basis of Presentation

The unaudited pro forma condensed combined financial information was prepared in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 805 “Business Combinations,” (“ASC 805’), and when required uses the fair value concepts defined in ASC Topic 820, Fair Value Measurement, and was based on the historical financial statements of Paulson and VBI.

Paulson is a holding company for, Paulson Investment Company, Inc. (“PIC”), an operating business. The Board of Directors of Paulson has approved the formation of a trust (the "Trust") for the benefit of Paulson shareholders as of the record date of October 11, 2013 (the “Record Date”). The Trust, when formed, will hold certain non-operating assets of PIC (the “Trust Assets”). Common shareholders of record as of the Record Date (the “Legacy Shareholders”) will be given non-transferable beneficial interests in the Trust in proportion to their pro rata ownership interest in the Paulson common stock (the “Common Stock”) as of the Record Date. It is expected the Trust Assets will be liquidated and distributed to the Legacy Shareholders over time.

As of December 31, 2013, the Trust had not yet been formed. Upon its formation, which is expected to occur at the effective time of the Merger, the Trust will hold certain non-operating assets of PIC consisting primarily of underwriter warrants, trading and investment securities, and cash and accounts receivable (the "Trust Assets"). Once the Trust Assets are transferred to the Trust, PIC and Paulson will have no access or rights to the Trust Assets, but the Trust Assets may be subject to the claims of the Company’s general creditors.

As a condition of the Paulson acquisition, and subject to FINRA approval, PIC will be re-capitalized contemporaneously with the merger transaction. The re-capitalization of PIC will result in Paulson owning 0.01% of PIC. The recapitalization of PIC is detailed in Exhibit E – Plan of Existing Sub Change in Ownership of the merger agreement. Due to the fact VBI acquires control of Paulson, this transaction is accounted for as a reverse acquisition under U.S. GAAP. Paulson is considered an operating company at the time of the acquisition. PIC will issue shares to existing note holders and PIC employees contemporaneously with the merger transaction with VBI (the recapitalization). As a result, Paulson’s ownership in PIC will be reduced to 0.01%. VBI is considered to be the acquiring entity for accounting purposes and will allocate the total purchase consideration to Paulson’s assets which are cash. As a result of the reverse acquisition, the difference between purchase consideration and the cash remaining (net of liabilities, if any) will be reflected in the deficit. This treatment is based on the guidance under U.S. GAAP Accounting Standards Codification 805 “Business Combinations,” (“ASC 805”), which provides guidance for determining the accounting acquiror in a business combination when equity interests are exchanged between two entities. ASC 805 provides that in a business combination effected through an exchange of equity interests, such as the merger, the entity that issues the equity interests is generally the acquiring entity. However, ASC 805 further provides that in identifying the acquiring entity in a combination effected through an exchange of equity interests, all pertinent facts and circumstances must be considered, including the relative voting rights of the stockholders of the constituent companies in the combined entity, the composition of the board of directors and senior management of the combined company and the terms of the exchange of equity securities in the business combination, including payment of any premium.

Because the former VBI stockholders will have a majority voting interest in the combined company, the board of directors of the combined company will be composed of five board members designated by former VBI stockholders and two directors designated by Paulson stockholders and the chief executive officer of the combined company will be the former chief executive officer of VBI, VBI is considered to be the acquiror of Paulson for accounting purposes. After completion of the merger, the results of operations of both companies will be included in the financial statements of Paulson. VBI’s historical results of operations will replace Paulson’s historical results of operations for all periods prior to the merger.

Summary of Liquidating Trust Assets

The following is a summary of the assets as of March 31, 2014 that are proposed to be transferred into the Trust. The assets that are actually transferred into the Trust will be those available on the date of transfer:

March 31, 2014
Assets
Cash	$4,244,798
Receivable from clearing organization	421,047
Notes and other receivables, net of allowances for doubtful accounts of $901,541	440,676
Cash surrender value of life insurance policy (1)	75,894
Investment in PIC (2)	500,000
Trading securities owned, at fair value (3)	2,262,574
Investment securities owned, at fair value (4)	717,000
Underwriter warrants, at fair value (4)	596,000
Total Assets	$9,257,989

Liabilities
Accounts payable and accrued liabilities	$374,536
Compensation, employee benefits and payroll taxes	38,588
Total Liabilities	$413,124

Total Net Assets	$8,844,865

(1) Subsequent to the quarter ended March 31, 2014, PIC completed the sale of the life insurance policy for cash proceeds of $2,203,333, net of commissions and expenses.

(2) Represents the estimated intangible value of the Trust's proportionate equity interest in PIC.

(3) Securities are classified as Level 1 in Note 4 to the unaudited interim consolidated financial statements of Paulson- Fair Value Measurements.

(4) Securities are classified as Level 3 in Note 4 to the unaudited interim consolidated financial statements of Paulson - Fair Value Measurements.

In order to assure the availability of funds to satisfy the payment of indemnification obligations in connection with the PIPE financing described elsewhere in the proxy statement, PIC shall deposit $250,000 in a segregated bank account, such funds to remain on deposit for 12 months from the date of release from escrow of the funds that were invested in the PIPE financing. These funds will be available to settle any claim by investors following release from escrow. In addition, PIC shall pay or set aside a sufficient portion of the Trust Assets or pay directly from the Trust for such period as is required to secure and maintain coverage for a period of two years following the date of release of these funds from escrow under (A) a policy providing for officers' and directors' liability no less favorable and in no lower amounts as is presently provided, and (B) its existing errors and omissions policy. Such obligation may be satisfied by prepayment or deposit in the segregated bank account. The foregoing is only a summary and is qualified in its entirety by reference to Article VII of the Merger Agreement.

Transaction Costs

Under ASC 805, acquisition-related transaction costs (i.e., advisory, legal, valuation, other professional fees) and certain acquisition-related restructuring charges are not included as a component of consideration transferred but are accounted for as expenses in the periods in which the costs are incurred.

In connection with the Paulson Acquisition, total acquisition-related transaction costs expected to be incurred by Paulson and VBI are estimated to be approximately $2.5 million.

Note 3: Accounting Policies

The accounting policies used in the preparation of these unaudited pro forma condensed combined financial statements are those set out in VBI’s audited consolidated financial statements as at December 31, 2013 prepared in accordance with U.S. GAAP.

Note 4: Fair Value Consideration Transferred in Connection with the Paulson Acquisition

Total consideration paid in the Paulson Acquisition was $7,500,000. Based on guidance in ASC paragraph 805-40-30-2, in a reverse acquisition, the accounting acquirer, usually issues no consideration for the acquiree. Instead, the accounting acquiree usually issues its equity shares to the owners of the accounting acquirer. Accordingly, the acquisition-date fair value of the consideration transferred by the accounting acquirer for its interest in the accounting acquiree is based on the number of equity interests the legal subsidiary would have had to issue to give the owners of the legal parent the same percentage equity interest in the combined entity that results from the reverse acquisition.

Allocation of purchase price:
Cash	$5,000,000
Paulson acquisition costs	2,500,000
Total Purchase Price	$7,500,000

Transaction acquisition costs are recorded as a charge to the deficit of the post-merger company.

Note 5: Pro Forma Adjustments in Connection with the VBI Acquisition

This note should be read in conjunction with Note 1. Description of Transaction: Note 2. Basis of Presentation: and Note 4. Fair Value of Consideration Transferred in Connection with the Paulson Acquisition. The following summarizes the pro forma adjustments in connection with the reverse acquisition of Paulson. The unaudited pro forma condensed combined balance sheet is based on the historical balance sheet of VBI and gives effect to the acquisition of Paulson as if it had occurred on March 31, 2014. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2014 and year ended December 31, 2013 give effect to the acquisition as if it has occurred on January 1, 2013.

5(A)

To record issuance of a unit consisting of (i) 287,773 shares of Paulson common stock; (ii) 500,000 shares of Series A Preferred Stock, each convertible into 2.305640603 shares of Common Stock; (iii) a Class A Warrant (the “Class A Warrant”), exercisable for up to 7,500,000 shares of Series B Preferred Stock (the “Series B Preferred Stock”); and (iv) a Class B Warrant (the “Class B Warrant”), exercisable for up 13,559,407 shares of Series B Preferred Stock; all for $5,250,000 in a private placement transaction, net of share issuance costs, as well as the issuance of Series B Preferred Stock on conversion of the Class A Warrant and Class B Warrant. It is expected that the Paulson Class A Warrant and the Paulson Series A Preferred Stock will be exercised and converted into Paulson common stock and the Paulson Class B Warrant will be exercised into Paulson Series B Preferred Stock.

	DR	CR
Cash (in Paulson on closing)	$5,000,000
General and administration (transaction costs)	$250,000
General and administration (transaction costs)	$286,710
Other assets		$286,710
Common Stock		$2,432,000
Series B Preferred Stock		$2,818,000

5(B)

To record the issuance of 25,640,318 shares of Paulson Inc. common stock upon closing of $11.0M private financing at $0.429 per common share, net of $860,000 share issuance costs for professional and agent fees excluding the $328,467 recorded in entry 5(A) above as well as the issuance of 2,308,657 Paulson common shares to placement agent.

	DR	CR
Cash	$10,140,000
Share issuance costs (contra to common stock)	$860,000
Common stock		$11,000,000
Share issuance costs (contra to common stock)	$990,400
Common stock		$990,400

5(C)

To record VBI issuance of long-term debt for $3,000,000 net of deferred financing transaction costs of $320,000 upon closing of the merger. This related to the first $3.0 million tranche of a $6.0 million venture debt facility. The deferred financing transaction costs are amortized using the effective interest rate method.

	DR		CR
Cash	$2,680,000
Deferred financing costs (contra to Long-term debt)	$320,000
Long-term debt			$3,000,000
Financing costs	$130,000	*
Deferred financing costs (contra to Long-term debt)			$130,000
Interest expense	$360,000	*
Cash			$360,000

* The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2014 includes an additional three months of expenses for the following items:
- Financing costs $32,000
- Interest expense $87,750

5(D)

To record the conversion of the VBI convertible notes and accrued interest at March 31, 2014 to VBI preferred stock. The preferred stock is then included in the exchange of VBI common and preferred stock for Paulson common shares. See Note 4 for additional details.

	DR	CR
Convertible notes from related parties	$20,939,220
Common Stock		$20,939,220
Preferred stock	$31,111,043
Common Stock		$31,111,043

5(E)

To record issuance of 2,400,000 Paulson common shares to placement agents and brokers relating to the transaction valued at the price of the common shares of $0.429 per share as well as the cash fees, legal and professional costs related to the merger transaction.

	DR	CR
Deficit	$2,180,000
Common stock		$1,030,000
Cash		$1,150,000

5(F)	To record issuance of 5,342,510 fully vested Paulson common shares for services to be provided over a two year period at the price of the common shares of $0.429 per share.

	DR	CR
Deficit	$2,291,937
Common Stock		$2,291,937

5(G)

To record issuance of warrants which will be granted to the provider of the venture debt facility for 3,496,407 common shares which may be exercised at a price of $0.429 per common share. The warrants were valued using a Black-Scholes model based on assumptions including: $0.429 fair value price per share; a period of 5 years; a risk free interest rate of 1.11% and a volatility factor of 84%.

	DR	CR
Deferred financing costs (contra to Long-term debt)	$1,000,000
Warrants		$1,000,000
Deficit	$339,000
Deferred financing costs (contra to Long-term debt)		$339,000

5(H)	To record issuance of 1,200,000 Paulson common shares prior to the consummation of the merger at the under the Paulson 2013 Equity Incentive Plan at the Nasdaq closing price on the day of grant.

	DR	CR
Compensation expense	$1,066,200
Common Stock		$1,066,200

5(I)	To record the return to VBI of funds previously held in escrow which are released on closing of acquisition.

	DR	CR
Cash	$766,809
Funds held in escrow		$766,809

5(J)	To reclassify estimated costs of public company reporting auditing and listing fees previously included in the PIC operations.

	DR	CR
General and administration (Professional fees)	$750,000
Brokerage service costs (Professional fees)		$750,000

Note 6: Detailed Brokerage Service Costs, Research and Development and General & Administrative Expenses

	Paulson Capital Corp. and Subsidiaries Historical Year Ended December 31, 2013	Variation Biotechnologies (US), Inc. and Subsidiaries Historical Year Ended December 31, 2013	Transfer of Assets to Trust and Re-Capitalization Paulson Investment Company, Inc.	Reverse takeover entries (Note 4)	Pro Forma Adjustments	Note	Pro Forma Combined December 31, 2013

(A) Brokerage Service Costs

Commissions and salaries	$4,983,267	$-	$(4,983,267.00)				$-
Underwriter warrant commissions	3,863,035	-	(3,863,035)				-
Professional fees	1,133,567	-	(383,567)		(750,000)	5(J)	-
Underwriting expenses	214,896	-	(214,896)				-
Settlement expense	208,500	-	(208,500)				-
Communication and quotation services	112,742	-	(112,742)				-
Clearing expenses	74,666	-	(74,666)				-
Other	302,080	-	(302,080)				-

	$10,892,753	$-	$(10,142,753)	$-	$(750,000)		$-

(B) Research and Development

Salaries & benefits	$-	$1,340,345					$1,340,345
Consumables	-	213,373					213,373
Other R&D projects	-	169,064					169,064
Consultants	-	90,170					90,170
Government grants	-	(273,560)					(273,560)
Investment tax credits	-	(104,350)					(104,350)

	$-	$1,435,042	$-	$-	$-		$1,435,042

(C) General and Administration

Office, facilities and insurance	$923,078	$321,099	$(923,078)				$321,099
Salaries & benefits	-	737,722			1,066,200	5(H)	1,803,922
Legal, patents and trademarks	-	580,973					580,973
Financing costs	359,058	-	(359,058)				-
Professional fees	-	163,157			536,710	5(A)
					130,000	5(C)
					750,000	5(J)	1,579,867
Travel conferences and committees	69,972	160,187	(69,972)				160,187
Amortization of capital assets and intangibles	18,910	139,661	(18,910)				139,661
Telecommunications	-	32,568					32,568
Recruitment and relocation	-	17,058					17,058
Outreach and website	-	12,094					12,094

	$1,371,018	$2,164,519	$(1,371,018)	$-	$2,482,910		$4,647,429

Note 7: Detailed Brokerage Service Costs, Research and Development and General & Administrative Expenses

	Paulson Capital (Delaware) Corp. and Subsidiaries Historical Three Months Ended March 31, 2014	Variation Biotechnologies (US), Inc. and Subsidiaries Historical Three Months Ended March 31, 2014	Transfer of Assets to Trust and Re-Capitalization Paulson Investment Company, Inc.	Reverse takeover entries (Note 4)	Pro Forma Adjustments	Note	Pro Forma Combined for the Three Months Ended March 31, 2014

(A) Brokerage Service Costs

Commissions and salaries	$2,791,619	$-	$(2,791,619)				$-
Underwriter warrant commissions	(1,114,198)	-	1,114,198				-
Professional fees	389,570	-	360,430		(750,000)	5(J)	-
Underwriting expenses	17,286	-	(17,286)				-
Settlement expense	-	-	-				-
Communication and quotation services	29,666	-	(29,666)				-
Clearing expenses	24,335	-	(24,335)				-
Other	128,031	-	(128,031)				-

	$2,266,309	$-	$(1,516,309)	$-	$(750,000)		$-

(B) Research and Development

Salaries & benefits	$-	$358,732					$358,732
Consumables	-	38,824					38,824
Other R&D projects	-	16,678					16,678
Consultants	-	28,404					28,404
Government grants	-	(120,673)					(120,673)
Investment tax credits	-	(18,427)					(18,427)

	$-	$303,538	$-	$-	$-		$303,538

(C) General and Administration

Office, facilities and insurance	$269,780	$77,695	$(269,780)				$77,695
Salaries & benefits	-	158,662			1,066,200	5(H)	1,224,862
Legal, patents and trademarks	-	493,470					493,470
Financing costs	-	14,980	-				14,980
Professional fees	-	57,883			536,710	5(A)
					162,000	5(C)
					750,000	5(J)	1,506,593
Travel conferences and committees	33,506	36,558	(33,506)				36,558
Amortization of capital assets and intangibles	9,342	25,551	(9,342)				25,551
Telecommunications	-	6,538					6,538
Recruitment and relocation	-	-					-
Outreach and website	-	2,010					2,010

	$312,628	$873,347	$(312,628)	$-	$2,514,910		$3,388,257

VBI’S BUSINESS

Overview

VBI is a development stage company dedicated to the innovative formulation, development and delivery of safe and effective vaccines for the treatment of infectious diseases that expand and enhance vaccine protection in both established and emerging markets. During the past year, VBI has focused on the development of its CMV vaccine candidate. VBI has defined its clinical candidate and made significant progress on the envisioned manufacturing, analytical characterization and purification processes. VBI intends to leverage these manufacturing techniques with a manufacturer qualified as meeting the Good Manufacturing Practice (“GMP”) enforced by the US Food and Drug Administration (“FDA”) in the coming year to prepare several batches of vaccine for toxicology trials, clinical Phase I trials and regulatory purposes. VBI does not expect to advance its first product candidate into Phase 1 clinical trials prior to 2015.

In 2013, VBI raised $3.1 million dollars in convertible debt financing to support its CMV vaccine program and for general corporate purposes, including the identification of the merger and related financing as a route forward for the continued advancement of its research programs. Since inception VBI has raised $49.3 million in total equity and debt financing.

Current Corporate Structure

Variation Biotechnologies (US) Inc. was incorporated in 2006 in the State of Delaware. VBI’s headquarters is located at 222 Third Street, Suite 2241, Cambridge, MA, 02142. Variation Biotechnologies Inc. (“VBI Cda”), a wholly owned subsidiary of VBI, was incorporated on August 24, 2001 under the Canada Business Corporations Act and is the primary research facility of VBI, located in Ottawa, Ontario, Canada. On August 12, 2011, VBI Cda acquired 100% of the outstanding shares of ePixis SA (“ePixis”), a French company, in order to obtain access to a proprietary technology platform. Subsequent to the acquisition of ePixis, all technology development was performed by VBI Cda. Effective March 1, 2014, ePixis was legally dissolved and all remaining assets and liabilities transferred to VBI Cda. VBI, VBI Cda and ePixis operate on a consolidated basis (collectively referred to herein as “VBI”). VBI’s website is www.vbivaccines.com. Any information included in, or accessible via, the VBI website is not part of this proxy statement.

Corporate History

VBI Cda was founded in 2001 as a spin-out company from an ongoing research collaboration between researchers at the University of California, Davis and the Children’s Hospital of Eastern Ontario. VBI Cda was involved in the early stage development of vaccine discovery platforms and adjuvant technologies. From 2001 to 2006, VBI Cda’s major stockholders included the founders and several individual “angel’ investors. On December 28, 2006, VBI closed a financing of its Series A Preferred Stock, which resulted in the opening of our U.S. headquarters and the establishment of the current corporate structure of a Delaware company with a Canadian research-focused subsidiary.

In September 2009, VBI hired Jeff Baxter as CEO. At that time VBI undertook a strategic review that ultimately identified the thermostable Lipid Particle Vaccine (“LPV”) technology platform as an asset ideal for partnering with other vaccine manufacturers. VBI also identified the need for a vaccine antigen discovery and design platform and in early 2010 began discussions with ePixis. In June 2010, VBI entered into a VBI Cda-funded research collaboration agreement with ePixis to design a CMV vaccine. Under the terms of the agreement, VBI Cda received an option to acquire ePixis at the end of the collaboration. On August 12, 2011, VBI Cda concluded its acquisition of ePixis and began a technology transfer of the intellectual property (“IP”) and know-how of ePixis to VBI Cda. The LPV technology and the acquisition of ePixis form the scientific foundation for VBI’s value.

Contractual Arrangements

VBI depends on subcontractor arrangements to facilitate the completion of its research programs. In the past year the predominant subcontractor has been the National Research Council of Canada (“NRC”), who assists VBI in the completion of in-vivo research studies and in the development of manufacturing methods for its eVLP-based CMV vaccine. Additional research subcontracts and contractors have included scientific and regulatory consultants. In each of these contractual arrangements VBI typically maintains the rights for new IP created.

VBI Cda has also been the recipient of funding from Industry Canada’s Industrial Research Assistance Program. This Contribution Agreement provides VBI Cda with access to $499,000 CAD to further the specific objectives of its CMV research program. This contract commenced on April 15, 2013 and is expected to be completed by the end of the 2nd quarter of 2014.

VBI is engaged in the in-licensing and out-licensing of key intellectual properties. On August 12, 2011, VBI Cda acquired ePixis, holder of the exclusive rights to key IP covering their enveloped “Virus Like Particle” or “eVLP” vaccine platform. These patents are co-owned by the Université Pierre et Marie Curie (“UPMC”) and the Institut National de la Santé et de la Recherche Médicale (“INSERM”) both in Paris, France. Concurrent with the acquisition of ePixis, VBI Cda obtained exclusive licenses to these patents, with UPMC retaining ownership. Under the terms of the licensing agreement, UPMC and INSERM are entitled to success-based milestone payments as well as a royalty on the sale of eVLP-based products for as long as the licenses IP remains valid.

On February 27, 2014, VBI Cda entered into a Licensing Agreement with the Advanced Medical Research Institute of Canada (“AMRIC”), which provides AMRIC with the exclusive rights to IP related to VBI’s proprietary Variosite™ technology and SFV2 seasonal flu vaccine and a non-exclusive right to use an adjuvant formulation with Variosite™ vaccines including SFV2. AMRIC is responsible for all development costs and VBI is entitled to:

●	$83,690 CAD on execution of the agreement for previously incurred patent costs; and,

●	A pass-through royalty on all proceeds net of bona-fide research payments.

On March 27, 2014, VBI signed a Letter of Intent (“Paragon LOI”) with Paragon Bioservices Inc. (“Paragon”) which enables VBI to begin technology transfer of its eVLP-based CMV vaccine for eventual GMP manufacturing by Paragon.   Paragon is an experienced contract manufacturing organization with expertise in the areas of vaccines and VLP technologies. Under the terms of the Paragon LOI, VBI retains all intellectual property directly related to its eVLP technology and its CMV vaccine candidate.

Principal Products

CMV Vaccine Candidate:

VBI is currently developing an experimental CMV vaccine using its eVLP vaccine platform. The vaccine is based on the CMV glycoprotein B (“gB”) antigen and is adjuvanted with aluminum phosphate.

The CMV vaccine has shown promise in early preclinical animal models, including rabbits and mice, with the ability to generate anti-CMV antibodies and CMV neutralizing responses in both fibroblasts and epithelial cells.

The vaccine is currently completing tech transfer to Paragon Bioservices Inc., a third party GMP subcontract manufacturer.

eVLP Vaccine Platform:

On August 11, 2011, VBI Cda acquired the eVLP vaccine technology through the acquisition of ePixis. Essentially, the eVLP vaccine technology allows for the expression of envelope glyco-proteins within a lipid-bilayer membrane of a virus like particle (“VLP”). Put simply, the technology enables the synthetic manufacture of an “enveloped” virus like particle, or “eVLP”. The ability to synthetically manufacture an enveloped virus like particle is differentiating from previous VLP technologies which did not include the lipid bilayer membrane, common to many viruses, and thus these technologies had difficulty expressing enveloped proteins.

VBI expects it will develop additional vaccine targets based on this platform, either through a partnership, or internally.

LPV Vaccine Platform:

VBI’s Lipid Particle Vaccine technology, or “LPV”, is a vaccine formulation technology that enables the thermostabilization of vaccines through a proprietary formulation and freeze-drying process. The technology is constituted by three lipids, monopalmitoylglycerol (“MPG’), dihexadecyl phosphate (“DCP”) and cholesterol mixed in a proprietary ratio with vaccine antigen using a patented method. The resulting mixture is then lyophilized and can be stored for extended periods of time outside of the cold-chain.

VBI is currently exploring this technology through partnerships with third-party collaborators.

Description of Operations

VBI is headquartered in Cambridge, MA, with its research facility in Ottawa, Ontario, Canada. The Cambridge headquarters allows VBI to leverage its location in a biotechnology hub, providing VBI with access to experienced consultants and executive level talent. The Canadian research site benefits from its location in Canada’s National Capital Region, providing VBI with access to world-class research facilities at reasonable per-diem rates. This helps keep the unit-cost of doing research lower compared to other locations in Canada or the USA.

The two sites collaborate efficiently through the use of a unified IT infrastructure and web-based video-conferencing services.

VBI Cda’s active research collaboration with the NRC provides its staff with on-site access to the NRC’s animal facility for greater control over the testing of VBI’s vaccine candidates. NRC staff handles general animal husbandry and maintenance requirements.

Sales and Marketing

VBI maintains a business development function responsible for in and out-licensing of its IP portfolio, but no traditional sales and marketing activities are currently conducted.

Customers

VBI’s target customer base consists of other vaccine and biologics developers who may be interested in gaining access to its proprietary technologies and/or vaccine candidates. VBI will seek to initiate additional collaborations this year, including a proposed partner-funded project to develop a new vaccine using VBI’s proprietary vaccine platforms.

VBI expects to use the contemplated equity financing to occur concurrently with the merger to advance its CMV vaccine candidate into preclinical and early Phase I clinical development. Clinical data and prevailing market conditions, among other factors, will determine which development options VBI will pursue with its CMV asset.

Competitors

VBI faces general market competition from several subsectors of the vaccine development field, including: (i) large, multinational pharmaceutical companies including Sanofi-Pasteur S.A., GlaxoSmithKline Inc. (“GSK”), Merck & Co., Inc. (“Merck”), and Pfizer, Inc., (ii) mid-size pharmaceutical companies and emerging biotechnology companies including Takeda Pharmaceutical Company Limited, Mitsubishi Tanabe Pharma Corporation, Vical, Inc. and Redbiotec AG, and (iii) academic and not-for-profit vaccine research and developers including the National Institutes of Health, Butantan Institute and the Chemo-Sero Therapeutic Research Institute of Japan (Kaketsuken). The industry is typified by extensive collaboration, licensing and merger and acquisition activity despite the intense competition.

Within the CMV vaccine space, VBI has several key competitors, some of whom are further advanced with their CMV vaccine development, as compared to VBI. Among these, GSK, with an adjuvanted, recombinant protein, gB-based vaccine is furthest advanced, currently in Phase II development. Additionally, Merck has a highly potent vaccine based on a replication of defective CMV virus with an adjuvant and is currently preparing for Phase I clinical trials. Despite being behind Merck and GSK in terms of development stage, VBI believes there are reasons why its CMV vaccine may have some advantages, including that: (i) VBI’s vaccine is based on the successful VLP category of vaccines, which has recently been responsible for the introduction of cervical cancer vaccines, (ii) it is currently expected to use aluminum phosphate as an adjuvant, which has a more extensive history of safety through its inclusion in several pediatric vaccines, and (iii) it has demonstrated competitive anti-CMV responses in preclinical animal models. VBI believes that these advantages merit advancement of the product candidate, but do not guarantee its success.

Suppliers, Contractors and Licenses

VBI is a development stage biotechnology company and depends on a number of key suppliers to continue its research operations. We have identified the following parties as key suppliers of reagents, technology or expertise which impact our development plans with our CMV vaccine development:

•

UPMC is the owner of the eVLP vaccine platform IP portfolio to which VBI has an exclusive license. Under the terms of a licensing agreement amended in 2011, VBI is required to pay royalties for successful products developed using the IP for as long as claims remain valid in a given jurisdiction. This patent portfolio has claims that are expected to remain valid until 2020, after which time VBI is no longer obligated to compensate UPMC for development of vaccines based on this IP. After that time, the remaining patent protection of the CMV vaccine will be based on patents filed by VBI with protection extending until 2031.

•

VBI and the NRC have collaborated on various vaccine projects since 2004 and have a long history of successful partnerships including several NRC-funded industrial research grants. The NRC is the owner of a proprietary cell line (HEK-293-NRC) that VBI is using for production of its eVLP-based CMV vaccine. VBI Cda and the NRC have recently concluded a research agreement that provides VBI Cda with access to NRC facilities and expertise for the advancement of the CMV vaccine program. Supplementary to this agreement, VBI has negotiated terms for a non-exclusive license to the HEK-293-NRC cell line. Under these terms VBI will be required to pay success-based milestone payments as the CMV vaccine advances into clinical development and first commercial sales. These terms also provide that no additional royalties on product sales will be required. VBI expects to conclude this licensing agreement within the 2nd quarter of 2014.

•

To be determined GMP Contract Manufacturing Vendor: VBI is completing a competitive bidding process to select its GMP manufacturer for the CMV vaccine candidate. The review will include site visits and inspection by VBI staff and consultants and the vendor’s facility must have been recently audited by the FDA as GMP compliant. VBI has developed a work plan with a short list of qualified vendors and is currently completing its final selection. The timelines related to this work are critical determinants in VBI meeting its anticipated Phase I start date.

•

To be determined GLP Toxicology Vendor: There are multiple available vendors capable of completing VBI’s planned FDA regulated Good Laboratory Practice (“GLP”) toxicology study for the CMV vaccine. VBI intends to engage in a competitive bidding process which is expected to conclude in the 4th quarter of 2014.

•

To be determined Key Reagent Suppliers: VBI’s CMV vaccine characterization and release assays each require specialized reagents. Once clinical development begins, VBI must ensure consistency and reliability of each reagent in its key quality control and release assays. Many of these reagents are being produced by, and therefore are in the control of, VBI. VBI is completing an assessment of all reagents and has identified several key reagents supplied by third party vendors. VBI is currently negotiating the purchase of bulk quantities of these reagents sufficient for completing its CMV clinical trials. Among these key reagents is a reference protein “gB” from CMV. VBI has identified several sources of this recombinant protein and is negotiating with its current supplier for a bulk purchase of a single production lot of the protein. See “Risk Factors” on page 23.

Employees

VBI currently has a total of 15 full-time and 3 term or part-time employees. The research site employs 11 full-time and 3 term or part-time employees, the remaining 4 full-time employees working out of the head office in Cambridge, MA.

Facilities and Offices

VBI’s headquarters is located at 222 Third Street, Suite 2241, Cambridge, MA, 02142. VBI Cda is the primary research facility of VBI, located in Ottawa, Ontario, Canada.

VBI Cda’s research facility utilizes approximately 5,400 square feet of space including a wet-lab where it performs discovery and preclinical stage vaccines research including target validation, vaccines formulations and process development. The VBI Cda site leads VBI’s eVLP and LPV research programs from conception through to technology transfer for GMP manufacturing and/or out-licensing. VBI rents space under several operating leases which require minimum payments of approximately $39,317 paid pursuant to extensions of the lease in 2014 and $0 thereafter. VBI is currently renegotiating its lease agreements, which expired in 2013. In the interim VBI has continued using the existing space on a month-to-month basis and under a four month extension. VBI incurred rent and operating expenses related to facilities of $252,988 in 2013 ($272,279 in 2012) which is included in “General and administration” on VBI’s Consolidated Statements of Comprehensive Loss.

Research and Development

As is typical of a development stage company in the biotechnology space, VBI has a heavy investment in research and development (“R&D”). R&D expenses in 2013 were $1.4 million for the year ended December 31, 2013 and $2.3 million in 2012 all of which were funded by convertible note financings or government grants and refundable R&D tax credits. VBI’s most significant investment of R&D dollars has been, and is expected to continue to be in our CMV vaccine candidate and the related eVLP platform. These expenses are expected to increase significantly as the vaccine moves into the clinical development stage.

In 2014, VBI’s top R&D priority will be the advancement of its CMV vaccine candidate into formal preclinical development and GMP manufacturing. VBI’s CMV vaccine was designed internally, and its manufacturing and purification processes were designed by the NRC in collaboration with VBI staff. These processes and internal knowledge will need to be transferred to VBI’s selected GMP manufacturer. This hand-off process will require significant project management expertise and confirmatory R&D studies throughout 2014. Beginning in 2015, VBI expects to be positioned to begin GLP toxicology trials to confirm the safety of the vaccine candidate in animals.

Following the completion of GLP toxicology trials, VBI will submit its IND submission to the FDA for review and consent to begin Phase I clinical trials. Phase I clinical trials are expected to include between 100 and 120 healthy adult volunteers and are expected to be completed during 2016. VBI expects the trial to be completed as a multi-center trial at four locations in North America. Volunteers are expected to be healthy CMV-negative female adults who will be randomized across the experimental and control groups. The clinical trial design is in development and will be discussed with the FDA in a pre-IND meeting, however it is expected that the vaccine will be tested at multiple doses, with aluminum phosphate as an adjuvant.

The clinical trial is expected to be approximately one year in duration.

The primary endpoints are safety and tolerability of the vaccine and secondary endpoints will include anti-CMV antibody binding titers and neutralizing antibody responses.

As previously described, VBI expects to make additional R&D investments in its LPV platform; however, this investment is expected to be funded by revenues from sponsored research agreements with R&D partners.

Intellectual Property

VBI’s IP portfolio, including fully owned or exclusively licensed patents, consists of 125 patents filed or pending, covering 31 distinct patent families. The highlights of VBI’s patent portfolio include:

•

CMV vaccine related IP: VBI owns two patent families which directly address its CMV vaccine candidate. These patents include a composition of matter patent describing the lead CMV vaccine as well as a proprietary assay used to provide high-throughput screening of anti-CMV vaccine responses.

•

eVLP vaccine related IP: VBI has an exclusive license and/or co-invention rights to four additional patent families that protect the eVLP vaccine platform and derivatives thereof. Among these patents are rights that were originally developed at the UPMC, with which VBI holds a world-wide exclusive license to the base technology for the design of an eVLP.

•

LPV vaccine related IP: VBI owns six patent families which protect its LPV technology platform. These patents include the method for manufacturing an LPV so as to confer thermostability, the proprietary ratios of excipients and antigen that are required to give rise to a thermostable formulation, and specific parameters required to confer thermostability to several distinct classes of vaccine antigens and biologic proteins.

VBI continuously monitors the competitive landscape for infectious disease vaccines to better understand the research, business and patent activities of its academic and industrial competitors.  This policy helps to establish the competitive positioning of the lead CMV project. This knowledge has informed and shaped a patent portfolio, which is designed to protect VBI’s proprietary vaccine technologies and establish a defense against third party infringement claims.  The earliest filed patent applications (now issued) will have a patent term extending to 2022; while the most recently filed applications (once issued) will have a patent term extending to 2034.

Governmental Regulation and Product Approval

Vaccine development is a highly regulated field. The manufacturing and marketing of VBI’s potential products and VBI’s ongoing research and development activities are subject to extensive regulation by the FDA and comparable regulatory agencies in state and local jurisdictions and in foreign countries. New products must go through extensive preclinical and clinical development prior to product launch, some of which are described below. This process can take upwards of ten years from candidate identification to approval for sale in a given territory. Moreover, despite efforts to harmonize regulatory requirements in different jurisdictions, there exists a divergence of regulatory requirements in different countries and territories. Delays in regulatory approval to move from one state of development to another can cause significant delays to VBI and can affect its market capitalization.

United States Regulation

Before any of VBI’s products can be marketed in the United States, they must receive approval from the FDA. To receive this approval, any drug VBI develops must undergo rigorous preclinical testing and clinical trials that demonstrate the product candidate’s safety and effectiveness for each indicated use. This extensive regulatory process controls, among other things, the development, testing, manufacture, safety, efficacy, record keeping, labeling, storage, approval, advertising, promotion, sale, and distribution of pharmaceutical products.

 In general, before any new ethical pharmaceutical product can be marketed in the United States, the process typically required by the FDA includes:

•	preclinical laboratory and animal tests;

•	submission of an investigational new drug application, or IND, which must become effective before human clinical trials may begin;

•	adequate and well-controlled human clinical trials to establish the safety and efficacy of the proposed drug for its intended use;

•	pre-approval inspection of manufacturing facilities and selected clinical investigators;

•	Submission of a New Drug Application, or NDA, to the FDA; and

•	FDA approval of an NDA, or an NDA supplement (for subsequent indications or other modifications, including a change in location of the manufacturing facility).

Preclinical Testing

In the United States, drug candidates are tested in animals until adequate proof of safety and efficacy is established. These preclinical studies generally evaluate the mechanism of action and pharmacology of the product and assess the potential safety and efficacy of the product. Tested compounds must be produced according to applicable current good manufacturing practice requirements and preclinical safety tests must be conducted in compliance with FDA and international regulations regarding good laboratory practices. The results of the preclinical tests, together with manufacturing information and analytical data, are generally submitted to the FDA as part of an IND, which must become effective before human clinical trials may commence. The IND will automatically become effective 30 days after receipt by the FDA, unless before that time the FDA requests an extension or raises concerns about the conduct of the clinical trials as outlined in the application. If the FDA has any concerns, the sponsor of the application and the FDA must resolve the concerns before clinical trials can begin. Regulatory authorities may require additional preclinical data before allowing the clinical studies to commence or proceed from one phase to another, and could demand that the studies be discontinued or suspended at any time if there are significant safety issues. Furthermore, an independent institutional review board for each medical center proposing to participate in the conduct of the clinical trial, must review and approve the clinical protocol and patient informed consent form before commencement of the study at the respective medical center.

Clinical Trials

Clinical trials for new drug candidates are typically conducted in three sequential phases that may overlap. In phase 1, the initial introduction of the drug candidate into human volunteers, the emphasis is on testing for safety or adverse effects, dosage, tolerance, metabolism, distribution, excretion, and clinical pharmacology. Phase 2 involves studies in a limited patient population to determine the initial efficacy of the drug candidate for specific targeted indications, to determine dosage tolerance and optimal dosage and to identify possible adverse side effects and safety risks. Once a compound shows evidence of effectiveness and is found to have an acceptable safety profile in phase 2 evaluations, pivotal phase 3 trials are undertaken to more fully evaluate clinical outcomes and to establish the overall risk/benefit profile of the drug, and to provide, if appropriate, an adequate basis for product labeling. During all clinical trials, physicians will monitor patients to determine effectiveness of the drug candidate and to observe and report any reactions or safety risks that may result from use of the drug candidate. The FDA, the trial sites internal review board or the sponsor may suspend a clinical trial at any time on various grounds, including a finding that the subjects are being exposed to an unacceptable health risk.

The data from the clinical trials, together with preclinical data and other supporting information that establishes a drug candidate’s safety, are submitted to the FDA in the form of a new drug application (NDA) or NDA supplement (for approval of a new indication if the product candidate is already approved for another indication). Under applicable laws and FDA regulations, each NDA submitted for FDA approval is usually given an internal administrative review within 45 to 60 days following submission of the NDA. If deemed complete, the FDA will “file” the NDA, thereby triggering substantive review of the application. The FDA can refuse to file any NDA that it deems incomplete or not properly reviewable. The FDA has established internal substantive review goals of six months for priority NDAs (for drugs addressing serious or life threatening conditions for which there is an unmet medical need) and ten months for regular NDAs. The FDA, however, is not legally required to complete its review within these periods, and these performance goals may change over time. Moreover, the outcome of the review, even if generally favorable, is not typically an actual approval, but an “action letter” that describes additional work that must be done before the NDA can be approved. The FDA’s review of a NDA may involve review and recommendations by an independent FDA advisory committee. The FDA may deny approval of an NDA or an NDA supplement if the applicable regulatory criteria are not satisfied, or it may require additional clinical data and/or an additional pivotal phase 3 clinical trial. Even if such data are submitted, the FDA may ultimately decide that the NDA or NDA supplement does not satisfy the criteria for approval.

Data Review and Approval

Substantial financial resources are necessary to fund the research, clinical trials and related activities necessary to satisfy FDA requirements or similar requirements of state, local and foreign regulatory agencies. It normally takes many years to satisfy these various regulatory requirements, assuming they are satisfied. Information generated in this process is susceptible to varying interpretations that could delay, limit, or prevent regulatory approval at any stage of the process. Accordingly, the actual time and expense required to bring a product to market may vary substantially. Neither we nor VBI can assure you that VBI will submit applications for required authorizations to manufacture and/or market potential products or that any such application will be reviewed and approved by the appropriate regulatory authorities in a timely manner, if at all. Data obtained from clinical activities is not always conclusive and may be susceptible to varying interpretations, which could delay, limit or prevent regulatory approval. Success in early stage clinical trials does not ensure success in later stage clinical trials. Even if a product candidate receives regulatory approval, the approval may be significantly limited to specific disease states, patient populations and dosages, or have conditions placed on them that restrict the commercial applications, advertising, promotion or distribution of these products.

Once issued, the FDA may withdraw product approval if ongoing regulatory standards are not met or if safety problems occur after the product reaches the market. In addition, the FDA may require testing and surveillance programs to monitor the effect of approved products which have been commercialized, and the FDA has the power to prevent or limit further marketing of a product based on the results of these post-marketing programs. The FDA may also request additional clinical trials after a product is approved. These so-called phase 4 studies may be made a condition to be satisfied after a drug receives approval. The results of phase 4 studies can confirm the effectiveness of a product candidate and can provide important safety information via the FDA’s voluntary adverse drug reaction reporting system. Any products manufactured or distributed by VBI pursuant to FDA approvals would be subject to continuing regulation by the FDA, including record-keeping requirements and reporting of adverse experiences with the drug. Drug manufacturers and their subcontractors are required to register their establishments with the FDA and certain state agencies, and are subject to periodic unannounced inspections by the FDA and certain state agencies for compliance with good manufacturing practices, which impose certain procedural and documentation requirements upon VBI and its third-party manufacturers. Neither we nor VBI can be certain that VBI or its present or future suppliers will be able to comply with the good manufacturing practices regulations and other FDA regulatory requirements. If VBI’s present or future suppliers are not able to comply with these requirements, the FDA may halt VBI’s clinical trials, require VBI to recall a drug from distribution or withdraw approval of the NDA for that drug. Furthermore, even after regulatory approval is obtained, later discovery of previously unknown problems with a product may result in restrictions on the product or even complete withdrawal of the product from the market.

The FDA closely regulates the marketing and promotion of drugs. Approval may be subject to post-marketing surveillance and other record keeping and reporting obligations, and involve ongoing requirements. Product approvals may be withdrawn if compliance with regulatory standards is not maintained or if problems occur following initial marketing. A company can make only those claims relating to safety and efficacy that are approved by the FDA. Failure to comply with these requirements can result in adverse publicity, warning letters, corrective advertising and potential civil and criminal penalties. Physicians may prescribe legally available drugs for uses that are not described in the product’s labeling and that differ from those tested by VBI and approved by the FDA. Such off-label uses are common across medical specialties. Physicians may believe that such off-label uses are the best treatment for many patients in varied circumstances. The FDA does not regulate the behavior of physicians in their choice of treatments. The FDA does, however, restrict manufacturers’ communications on the subject of such off-label use.

505(b)(2)

The traditional approval process for new drugs is set out in Section 505(b)(1) of the Federal Food, Drug, and Cosmetic Act. An alternative pathway to FDA approval, established by Section 505(b)(2) of the Federal Food, Drug, and Cosmetic Act, permits the applicant to rely on certain preclinical or clinical information generated by others for an approved product as some of the information required for approval and for which the applicant has not obtained a right of reference. The FDA may also require companies to perform additional studies to support the change from the approved product. The FDA may then approve the new product candidate for all or some of the indications for which the referenced product was approved, as well as for any new indications sought by the Section 505(b)(2) applicant.

To the extent that the Section 505(b)(2) applicant is relying on existing information for an already approved product, the applicant is required to certify to the FDA concerning any patents listed for the approved product in the FDA’s Orange Book publication. Specifically, the applicant must certify that either: (i) the required patent information has not been filed; (ii) the listed patent has expired; (iii) the listed patent has not expired, but will expire on a particular date and approval is sought after patent expiration; or (iv) the listed patent is valid or will not be infringed by the new product. If the applicant does not challenge the unexpired listed patents, the Section 505(b)(2) application will not be approved until all the listed patents claiming the referenced product have expired. The Section 505(b)(2) application also will not be approved until any non-patent exclusivity, such as exclusivity for obtaining approval of a new chemical entity, listed in the Orange Book for the referenced product has expired.

Fast Track Approval

The Federal Food, Drug, and Cosmetic Act, as amended, and FDA regulations provide certain mechanisms for the accelerated “Fast Track” approval of potential products intended to treat serious or life-threatening illnesses which have demonstrated the potential to address unmet medical needs. The procedures permit early consultation and commitment from the FDA regarding the preclinical and clinical studies necessary to gain marketing approval. Provisions of this regulatory framework also permit, in certain cases, NDAs to be approved on the basis of valid indirect measurements of benefit of product effectiveness, thus accelerating the normal approval process. In the future, certain potential products employing VBI’s technology might qualify for this accelerated regulatory procedure. Even if the FDA agrees that these potential products qualify for accelerated approval procedures, the FDA may deny approval of VBI’s drugs or may require additional studies before approval. The FDA may also require VBI to perform post-approval, or phase 4, studies as a condition of such early approval. In addition, the FDA may impose restrictions on distribution and/or promotion in connection with any accelerated approval, and may withdraw approval if post-approval studies do not confirm the intended clinical benefit or safety of the potential product.

Orphan Drug Designation

Under the Orphan Drug Act, the FDA may grant orphan drug designation to drugs intended to treat a rare disease or condition, which is generally a disease or condition that affects fewer than 200,000 individuals in the United States. Orphan drug designation must be requested before submitting a NDA. After the FDA grants orphan drug designation, the identity of the therapeutic agent and its potential orphan use are disclosed publicly by the FDA. Orphan drug designation does not convey any advantage in or shorten the duration of the regulatory review and approval process. If a product that has orphan drug designation subsequently receives FDA approval for the disease for which it has such designation, the product is entitled to orphan product exclusivity, which means that the FDA may not approve any other applications to market the same drug for the same disease, except in very limited circumstances, for seven years. These very limited circumstances are (i) an inability to supply the drug in sufficient quantities or (ii) a situation in which a new formulation of the drug has shown superior safety or efficacy. This exclusivity, however, also could block the approval of VBI’s product for seven years if a competitor obtains earlier approval of the same drug for the same indication.

Foreign Regulation

In addition to regulations in the United States, VBI will be subject to a variety of foreign regulations governing clinical trials and commercial sales and distribution of VBI’s products in foreign countries. Whether or not VBI obtains FDA approval for a product, VBI must obtain approval of a product by the comparable regulatory authorities of foreign countries before VBI can commence clinical trials or marketing of the product in those countries. The approval process varies from country to country, and the time may be longer or shorter than that required for FDA approval. The requirements governing the conduct of clinical trials, product licensing, pricing and reimbursement vary greatly from country to country.

Under European Union regulatory systems, VBI may submit marketing authorization applications either under a centralized or decentralized procedure. The centralized procedure, which is available for medicines produced by biotechnology or which are highly innovative, provides for the grant of a single marketing authorization that is valid for all EU member states. This authorization is a marketing authorization application. The decentralized procedure provides for mutual recognition of national approval decisions. Under this procedure, the holder of a national marketing authorization may submit an application to the remaining member states. Within 90 days of receiving the applications and assessment report, each member state must decide whether to recognize approval. This procedure is referred to as the mutual recognition procedure.

The policies of the FDA and foreign regulatory authorities may change and additional government regulations may be enacted which could prevent or delay regulatory approval of VBI’s products and could also increase the cost of regulatory compliance. Neither we nor VBI can predict the likelihood, nature or extent of adverse governmental regulation that might arise from future legislative or administrative action, either in the United States or abroad.

Other Government Regulation

VBI’s research and development activities use biological and hazardous materials that are dangerous to human health and safety or the environment. VBI is subject to a variety of federal, state and local laws and regulations governing the use, generation, manufacture, storage, handling and disposal of these materials and wastes resulting from these materials. VBI is also subject to regulation by the Occupational Safety and Health Administration and federal and state environmental protection agencies and to regulation under the Toxic Substances Control Act.

In addition, once VBI’s products are marketed commercially, VBI will have to comply with the various laws relating to the Medicare, Medicaid and other federal healthcare programs. These federal laws include, by way of example, the following:

•

The anti-kickback statute (Section 1128B(b) of the Social Security Act) prohibits certain business practices and relationships that might affect the provision and cost of healthcare services reimbursable under Medicare, Medicaid and other federal healthcare programs, including the payment or receipt of remuneration for the referral of patients whose care will be paid by Medicare or other governmental programs;

•

The physician self-referral prohibition (Ethics in Patient Referral Act of 1989, as amended, commonly referred to as the Stark Law, Section 1877 of the Social Security Act), which prohibits referrals by physicians of Medicare or Medicaid patients to providers of a broad range of designated healthcare services in which the physicians (or their immediate family members) have ownership interests or with which they have certain other financial arrangements;

•

The anti-inducement law (Section 1128A(a)(5) of the Social Security Act), which prohibits providers from offering anything to a Medicare or Medicaid beneficiary to induce that beneficiary to use items or services covered by either program;

•

The False Claims Act (31 U.S.C. § 3729 et seq.), which prohibits any person from knowingly presenting or causing to be presented false or fraudulent claims for payment to the federal government (including the Medicare and Medicaid programs); and

•

The Civil Monetary Penalties Law (Section 1128A of the Social Security Act), which authorizes the United States Department of Health and Human Services to impose civil penalties administratively for fraudulent or abusive acts.

Sanctions for violating these federal laws include criminal and civil penalties that range from punitive sanctions, damage assessments, money penalties, imprisonment, denial of Medicare and Medicaid payments, or exclusion from the Medicare and Medicaid programs, or both. These laws also impose an affirmative duty on those receiving Medicare or Medicaid funding to ensure that they do not employ or contract with persons excluded from the Medicare and other government programs.

VBI is building its government relations and regulatory capabilities by leveraging consultants who have extensive experience with the regulatory process. Consultants hired by VBI include Florian Schodel who led the clinical development of several vaccines through licensure at Merck Research Laboratories for over a decade. VBI also uses additional regulatory consultants including several former FDA regulators with experience at the Center for Biologics Evaluation & Research (“CBER”) which is the division of the FDA that regulates vaccines.

In the coming year, VBI will schedule a pre-IND meeting with the FDA to review its plans for GLP toxicology trials and its clinical development strategy. VBI will also complete small-scale and engineering batches at its GMP contract manufacturer, Paragon Bioservices.

Legal Proceedings

In order to protect or otherwise monetize the patent assets filed or acquired, VBI may commence legal proceedings against certain parties asserting that such parties infringe on one or more of VBI’s patents. VBI’s viability is highly dependent on the outcome of its business plan and the protection of its IP rights and there is a risk that VBI may be unable to achieve the results it desires from any potential litigation or licensing agreement, which in turn would harm VBI’s business to a significant degree.

VBI Cda has an on-going dispute with the landlord of the research facility related to the amount charged for storage space leased by VBI Cda.

On November 22, 2013, Del Management Solutions Inc., the property manager for the National Capital Commission (“NCC”), issued a Demand Letter to VBI Cda demanding payment of $171,041.43 CAD. On November 28, 2013, the NCC issued VBI Cda a Notice of Rent Default demanding payment of $172,474.34 CAD. On December 2, 2013, VBI Cda’s legal counsel issued a formal response indicating that VBI Cda disagrees with their claims and is of the opinion that it is owed $48,639.23 CAD plus 13% in taxes thereon. On April 15, 2014, the NCC issued a letter indicating that it partially agreed on the CAM charges related to storage space and accepted VBI’s position regarding the relinquishment of space on April 12, 2012. As a result, it has revised the amount due from by VBI to $35,535.71 CAD. VBI is continuing discussions with the landlord to reach a mutually agreeable solution. The lease provides for binding arbitration, which may be a necessary step to be pursued by the parties.

VBI’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of VBI’s financial condition and results of operations was provided to Paulson by VBI and should be read in conjunction with VBI’s historical audited financial statements as of and for the years ended December 31, 2013 and December 31, 2012, included in Annex D hereto and unaudited financial statements as of an for the three months ended March 31, 2014 included in Annex F hereto. This discussion and analysis contains forward-looking statements that are based on the beliefs of VBI’s management, as well as assumptions made by, and information currently available to, its management. Actual results could differ materially from those discussed in or implied by the forward-looking statements for various reasons. See “Risk Factors –Risk Factors Related to VBI” on page 26.

Overview

VBI conducted its operations and manages its business as one operating segment, human vaccine formulation and development, through March 31, 2014. VBI is a development stage company dedicated to the innovative formulation, development and delivery of safe and effective vaccines for the treatment of infectious diseases that expand and enhance vaccine protection in both established and emerging markets.

During the years ended December 31, 2012 and December 31, 2013 and the three months ended March 31, 2014, respectively, VBI had two wholly owned subsidiaries, Variation Biotechnologies Inc. (“VBI Cda”) and ePixis SA (“ePixis”) which, together with VBI, operate as one segment. VBI provides management, scientific guidance, business development and other services to its subsidiaries. VBI’s consolidated financial statements include the accounts of VBI and of its wholly owned subsidiaries.

On August 12, 2011, VBI Cda acquired ePixis SA, a French company, in order to obtain access to a technology platform. VBI has treated the purchase as an acquisition of assets for financial accounting purposes. VBI Cda paid $573,000 for the IP and $95,000 in transaction costs. Prior to the transaction closing all ePixis employees were terminated and the research facilities in France were closed. Subsequent to the acquisition, all technology development was performed by VBI Cda. Effective March 1, 2014, ePixis was legally dissolved and all remaining assets and liabilities transferred to VBI Cda.

On December 28, 2006, VBI completed a private round of financing (the “2006 Financing”) and, contemporaneously with the first closing, VBI acquired, through an exchange of shares, all of the outstanding common shares of VBI Cda. The transaction was treated as a reverse takeover and resulted in a continuity of business interests for financial accounting purposes. As a result, VBI’s consolidated financial statements include the comparative and from inception financial statements of VBI.

VBI’s income generating activities have been limited to research and development services pursuant to certain governmental research and development grants. No revenues have been recorded from the sale of products in connection with VBI’s planned principal business activity. Accordingly, VBI is classified as a development stage company.

VBI has incurred significant net losses and negative operating cash flows since inception. As of March 31, 2014, VBI had an accumulated deficit of $52.2 million and stockholders’ deficit of $18.9 million. VBI incurred net losses of $1.85 million and $1.5 million and used $1.0 million and $0.8 million in cash outflows from operating activities during the three months ended March 31, 2014 and 2013, respectively. As of December 31, 2013, VBI had an accumulated deficit of $50.3 million and stockholders’ deficit of $17.2 million. VBI incurred net losses of $5.5 million and $5.6 million and used $3.0 million and $4.1 million in cash outflows from operating activities during the years ended December 31, 2013 and 2012, respectively.

As of March 31, 2014, VBI had approximately $1.0 million of cash and negative working capital of $20.2 million, compared to approximately $0.6 million of cash and negative working capital of $18.5 million as of December 31, 2013. VBI will require significant additional funds to conduct clinical and non-clinical trials, achieve regulatory approvals, and, subject to such approvals, commercially launch its products. VBI has funded its operations to date through the issuance of convertible preferred stock, the issuance of common stock, the issuance of convertible and other notes payable to certain stockholders and financial institutions, and income received from government research and development grants and investment tax credits. See “Risk Factors – Risk Factors Related to VBI” beginning on page 26.

Results of Operations

Three Months Ended March 31, 2014 Compared to the Three Months Ended March 31, 2013

Revenues

Income generating activities have been limited to research and development services pursuant to certain governmental research and development grants, which have been netted against the related R&D expenses as described below. To date, no revenues have been recorded from the sale of products from VBI’s planned principal business activity.

Research and Development (“R&D”)

VBI’s R&D expenditures relate solely to the vaccine formulation and development segment and consist primarily of salaries and related personnel costs, consumables, R&D project costs, fees paid to consultants and outside service providers, and other expenses related to our efforts to develop a vaccine against human cytomegalovirus infection, which endangers the developing fetus, organ transplant recipients, patients with HIV and others who have a weakened immune system. VBI plans to continue the preclinical development of this novel CMV vaccine with the goal of commencing human clinical trials in 2015.

Total R&D expenses have decreased $143,185 from $446,723 for the three months ended March 31, 2013 to $303,538 for the three months ended March 31, 2014 due largely to an increase in R&D government grants and a reduction of Other R&D projects costs, specifically:

•

Government grants received to cover a portion of eligible R&D activities, which are netted against R&D expenses, were $120,673 for the three months ended March 31, 2014 and $Nil for the three months ended March 31, 2013. The R&D grant funding commenced April 2013.

•

The decrease of $38,624 in Other R&D projects costs, from $55,302 for the three months ended March 31, 2013 to $16,678 for the three months ended March 31, 2014, relates largely to a reduction in the number of research contractors from three to one.

General and Administrative

Our selling, general and administrative expenses consist primarily of salaries and related expenses for executive, finance and other administrative personnel, professional fees and other corporate expenses, including facilities related expenses. General and administrative expenses increased by $234,841, from $638,506 for the three months ended March 31, 2013 to $873,347 for the three months ended March 31, 2014.

The most significant increase related to the additional legal fees incurred in conjunction with the proposed merger transaction, specifically, legal, patent and trademark expenses increased by $354,645, from $138,825 for the three months ended March 31, 2013 to $493,470 for the three months ended March 31, 2014. This increase was offset by the reduction of certain expenses, specifically:

•

Office, facilities and insurance expenses decreased by $50,711, from $128,406 for the three months ended March 31, 2013 to $77,695 for the three months ended March 31, 2014, due to additional common area cost credits provided by the landlord.

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Salaries and benefits expenses decreased by $26,479, from $185,141for the three months ended March 31, 2013 to $158,662 for the three months ended March 31, 2014, as a result of reduced stock compensation expense.

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Travel, conference and committee expenses decreased by $24,027, from $60,585 for the three months ended March 31, 2013 to $36,558 for the three months ended March 31, 2014, largely due to a reduced amount of travel in the current quarter as a result of the increased focus on the merger transaction.

Depreciation costs decreased from $35,136 for the three months ended March 31, 2013 to $25,551 for the three months ended March 31, 2014 because the capital equipment, purchased by VBI in 2007 through 2009, reached the end of its useful life and was fully amortized. Recruitment and relocation costs decreased from $12,974 for the three months ended March 31, 2013 to $Nil for the three months ended March 31, 2014 as a result of the termination of a rental apartment in Cambridge, MA in order to conserve financial resources.

Interest Expense

Interest expense increased from $361,888 for the three months ended March 31, 2013 to $476,618 for the three months ended March 31, 2014, primarily due to the contractual interest coupon accrued on the outstanding convertible notes.

Foreign Exchange Loss (Gain)

The functional currency of VBI is the U.S. dollar. Transactions in foreign currencies are translated at the rate of exchange in effect at the transaction date. Any monetary assets or liabilities denominated in foreign currencies are translated at the rate in effect at the balance sheet date, with the resulting foreign exchange gain or loss being recorded in the statement of comprehensive loss.

The functional currency of VBI Cda is the Canadian dollar. The accounts of VBI Cda are translated from its functional currency to U.S. dollars using the current rate method. Any gain or loss arising from translation is recorded to other comprehensive loss. The foreign exchange loss of $197,331 for the three months ended March 31, 2014 is derived from the decrease in the foreign exchange rate of the CAD dollar and the resulting larger foreign exchange loss on the intercompany accounts compared to a foreign exchange loss of $82,308 for the three months ended March 31, 2013, when foreign exchange rates between the Canadian and U.S. dollar were closer to parity.

Net Loss

The net loss increased by $321,409, from $1,529,425 for the three months ended March 31, 2013 to $1,850,834 for the three months ended March 31, 2014, as a result of increases in general and administration expenses, interest expenses and foreign exchange losses which were offset by decreases in R&D expenses.

Year Ended December 31, 2013 Compared to the Year Ended December 31, 2012

Revenues

Income generating activities have been limited to research and development services pursuant to certain governmental research and development grants, which have been netted against the related R&D expenses as described below. To date, no revenues have been recorded from the sale of products from VBI’s planned principal business activity.

Research and Development (“R&D”)

VBI’s R&D expenditures relate solely to the vaccine formulation and development segment and consist primarily of salaries and related personnel costs, consumables, R&D project costs, fees paid to consultants and outside service providers, and other expenses related to our efforts to develop a CMV vaccine against human cytomegalovirus infection, which endangers the developing fetus, organ transplant recipients, patients with HIV and others who have a weakened immune system. VBI plans to continue the preclinical development of this novel CMV vaccine with the goal of commencing human clinical trials in 2015.

Total R&D expenses have decreased $817,854 from $2,252,896 for the year ended December 31, 2012 to $1,435,042 for the year ended December 31, 2013 due largely to a reduction of Other R&D projects costs, reduction in R&D salaries and an increase in R&D government grants and refundable R&D tax credits, specifically:

•

The decrease in Other R&D projects costs in 2013 of $460,383, from $629,447 for the year ended December 31, 2012 to $169,064for the year ended December 31, 2013 relates largely to the completion of several preclinical animal studies and the completion of several external research collaborations in 2012. Additional animal studies are planned for 2014 and 2015.

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The R&D salaries and benefits amount includes $0 of severance payments for the year ended December 31, 2013 compared to $51,800 of severance payments made pursuant to statutory or contractual obligations for the year ended December 31, 2012.

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Government grants received to cover a portion of eligible R&D activities and refundable R&D tax credits, which are netted against R&D expenses, were $377,910 for the year ended December 31, 2013 and $223,419 for the year ended December 31, 2012.

General and Administrative

Our selling, general and administrative expenses consist primarily of salaries and related expenses for executive, finance and other administrative personnel, professional fees and other corporate expenses, including facilities-related expenses. Overall, general and administrative expenses were consistent between years, however, VBI experienced increased costs related to the protection of patents as well as increased professional fees as a result of the increased number of convertible note financings in 2013 compared to 2012. General and administrative expenses were $2,164,519 for the year ended December 31, 2013 compared to $2,198,757 for the year ended December 31, 2012.

Depreciation costs decreased from $260,663 for the year ended December 31, 2012 to $139,661 for the year ended December 31, 2013 as a result of much of the capital equipment of VBI, purchased in 2007 through 2009, now reaching the end of its useful life and now being fully amortized. Recruitment and relocation costs decreased from $54,488 for the year ended December 31, 2012 to $17,058 for the year ended December 31, 2013 as a result of the termination of a rental apartment in Cambridge, MA in order to conserve financial resources. Travel and conference attendance were also down from $228,717 for the year ended December 31, 2012 to $160,187 for the year ended December 31, 2013 to conserve cash.

Interest Expense

Interest expense increased from $1,150,676 for the year ended December 31, 2012 to $1,568,041 for the year ended December 31, 2013, primarily related to the contractual interest coupon accrued on the outstanding convertible notes.

Foreign Exchange Loss (Gain)

The functional currency of VBI is the U.S. dollar. Transactions in foreign currencies are translated at the rate of exchange in effect at the transaction date. Any monetary assets or liabilities denominated in foreign currencies are translated at the rate in effect at the balance sheet date, with the resulting foreign exchange gain or loss being recorded in the statement of comprehensive loss.

The functional currency of VBI Cda is the Canadian dollar. The accounts of VBI Cda are translated from its functional currency to U.S. dollars using the current rate method. Any gain or loss arising from translation is recorded to other comprehensive loss. The foreign exchange loss of $284,267 for the year ended December 31, 2013 is derived as a result of foreign exchange rate decrease of the CAD dollar and the resulting larger foreign exchange loss on the intercompany accounts compared to a foreign exchange gain of $16,040 for the year ended December 31, 2012, when foreign exchange rates between the Canadian and U.S. dollar were closer to parity.

Net Loss

The net loss was $5,451,869 for the year ended December 31, 2013 compared to $5,586,289 for the year ended December 31, 2012, as a result of the increases in interest expenses and foreign exchange losses which were offset by decreases in R&D expenses.

Liquidity and Capital Resources

Three Months Ended March 31, 2014 Compared to the Three Months Ended March 31, 2013

Net cash provided by Operating Activities

VBI incurred net losses of $1.85 million and $1.5 million and used $1.0 million and $0.8 million in cash outflows from operating activities during the three months ended March 31, 2014 and 2013, respectively. The decrease in cash outflows relates to increased accrued interest on the convertible notes, increased legal fees related to the merger transaction and an increase in the change in operating working capital items.

Net cash used in Investing Activities

VBI had no significant investing activities during the three months ended March 31, 2014 and March 31, 2013.

Net cash received from Financing Activities

VBI’s financing activities increased from $734,969 for the three months ended March 31, 2013 to $1,365,912 for the three months ended March 31, 2014. The $630,943 increase was due to the issuance of $1,500,000 in convertible notes in the three months ended March 31, 2014, net of $134,088 of deferred financing costs. VBI repaid $16,092 of a government loan during the three months ended March 31, 2013 and $Nil during the three months ended March 31, 2014. The government loan was fully repaid in September 2013. In addition, VBI received $1,061 from the issuance of warrants to a related convertible note holder during the three months ended March 31, 2013 and $Nil during the three months ended March 31, 2014.

Year Ended December 31, 2013 Compared to the Year Ended December 31, 2012

Net cash provided by Operating Activities

VBI incurred net losses of $5.5 million and $5.6 million and used $3.0 million and $4.1 million in cash outflows from operating activities during the years ended December 31, 2013 and 2012, respectively. The decrease in cash outflows relates to increasing accrued interest on the convertible notes and an increase in the change in operating working capital items.

Net cash used in Investing Activities

VBI has minimal investing activities. The amount of funds invested decreased from $674,764 for the year ended December 31, 2012 to $102,982 for the year ended December 31, 2013, related largely to a reduced amount of voluntary contributions to an escrow account on half of VBI and its employees.

Net cash used in Financing Activities

VBI’s financing activities decreased from $3,475,865 for the year ended December 31, 2012 to $3,083,456 for the year ended December 31, 2013.The $375,000 decrease was due to a lower issuance of convertible notes in 2013. In addition, VBI repaid $24,136 of a government loan in 2012 and $42,605 in December 31, 2013. The government loan is now fully repaid.

Capital Sources

Management's Assessment of Liquidity

VBI’s capital sources since the 2006 Financing consisted exclusively of the venture capital investors that participated in the 2006 Financing. Since VBI’s incorporation VBI has received $49.3 million in total equity and debt financing.

VBI’s long-term success and ability to continue as a going concern is dependent upon obtaining sufficient capital to fund the research and development of its products, to bring about their successful commercial release, to generate revenue and, ultimately, to attain profitable operations or, alternatively, to advance its products and technology to such a point that they would be attractive candidates for acquisition by others in the industry. There is substantial doubt as to the appropriateness of the going concern assumptions and long-term success of VBI since it has accumulated significant startup losses and faces substantial demand on its cash resources to fund its operations and its growth plans. See “Risk Factors – Risk Factors Related to VBI” beginning on page 26. Our independent registered public accounting firm has issued an unqualified opinion with an explanatory paragraph to the effect that there is substantial doubt about our ability to continue as a going concern. This unqualified opinion with an explanatory paragraph could have a material adverse effect on our business, financial condition, results of operations and cash flows.

To date, VBI has been able to obtain financing as and when it was needed; however, there is no assurance that financing will be available in the future, or if it is, that it will be available at terms acceptable to management and its existing stockholders.

Recent Issuances of Securities by VBI

VBI issued convertible notes and detachable warrants (the “Investor Notes”) to existing equity investors for total gross proceeds of $1,500,000 and $751,061 with deferred financing costs of $134,088 and $Nil during the three months ended March 31, 2014 and 2013, respectively.

Summary of Investor Note Sales since 2010:

			March 31, 2014	December 31, 2013
	Share Warrants Issued	Original Maturity Date	Gross Proceeds	Gross Proceeds

Existing equity investors:
November 17, 2010	3,493,495	August 17, 2011	$4,331,933	$4,331,933
June 3, 2011	-	February 17, 2012	3,500,000	3,500,000
December 14, 2011	-	June 30, 2012	1,100,000	1,100,000
March 9, 2012	-	June 30, 2012	1,100,000	1,100,000
June 20, 2012	-	September 30, 2012	1,200,000	1,200,000
October 24, 2012	-	January 31, 2013	1,200,000	1,200,000
February 22, 2013	106,126	August 31, 2013	750,000	750,000
June 10, 2013	-	August 31, 2013	750,000	750,000
August 26, 2013	-	December 31, 2013	250,000	250,000
September 30, 2013	-	December 31, 2013	750,000	750,000
December 11, 2013	-	March 31, 2014	625,000	625,000
March 10, 2014	-	September 8, 2014	500,000	-

			16,056,933	15,556,933
New unrelated note holders:
March 10, 2014	-	September 8, 2014	1,000,000	-

			$17,056,933	$15,556,933

Maturity date in effect			September 8, 2014	March 31, 2014

All convertible notes are secured by the assets of the Company.

Contractual interest coupon accrued to March 31, 2014 was $3,882,287 and $3,405,669 to December 31, 2013.

VBI expects all of the Investor Notes and accrued interest to be voluntarily converted to Series A Convertible Preferred Shares at the discount rates described below. In turn, all Series A Convertible Preferred Shares will then be converted into common shares of VBI immediately prior to the merger. Furthermore, all issued and outstanding common share warrants will automatically expire on the voluntarily conversion of the Investor Notes to Series A Convertible Preferred Shares.

If VBI completes a financing that meets the definition of a “Qualified Financing,” described in the Investor Notes as a financing resulting in aggregate gross proceeds to VBI of at least $15,000,000 (excluding conversion of the Investor Notes), or such lower amount approved by at least 66 2/3% of the aggregate principal amount of the Investor Notes prior to the maturity date, all outstanding principal and accrued coupon interest will convert into shares of the capital stock of VBI issued as part of the Qualified Financing, at a price per share equal to the price paid by the investors, less 25%, and otherwise on the same economic terms and conditions applicable to the shares of capital stock purchased by the investors.

All Investor Notes issued from January 1, 2010 through to December 31, 2013 bear interest at 10% per annum and convert on the same terms as described above, except for:

●	All of the Investor Notes issued on February 22, 2013 may be converted at a 57% discount instead of at a 25% discount; and,

●	$125,000 of the Investor Notes issued on December 11, 2013 may be converted at a 70% discount instead of at a 25% discount.

Subject to the drag along provisions, each Investor Note holder may, at any time, convert all (but not less than all) of the Investor Note principal plus accrued coupon interest into either (i) Series A Preferred Shares (at a price per share of $1.455 which is equal to the Series A Preferred Shares issuance price less a 25% discount) or (ii) shares issued in an equity financing that is not a Qualifying Financing at a price per share less a 25% discount that is determined in the same manner as under a Qualified Financing. The discounts related to the beneficial conversion feature on Investor Notes issued during the year ended December 31, 2010 are amortized using the effective interest method over the term of the Investor Notes and are recognized as interest expense in the Consolidated Statements of Comprehensive Loss.

On June 3, 2011, the initial maturity date of the Investor Notes was modified and extended to February 17, 2012. On subsequent issuances of Investor Notes, the maturity dates of previously issued Investor Notes were modified and extended to align to the latest maturity date of the Investor Notes described above. VBI’s management considered the series of amendments to determine whether or not the modification constituted a deemed settlement of the individual Investor Notes, and concluded that only the June 3, 2011 modification resulted in a deemed settlement of the November 17, 2010 Investor Notes. This resulted in a $284,438 loss on deemed settlement of the Investor Notes recorded in the Statement of Comprehensive Loss for the year-ended December 31, 2011.

On January 27, 2014, VBI signed a letter of intent (“LOI”) setting out the terms of the merger. If approved, the stockholders of VBI will be issued 42,772,713 Paulson common shares, representing 71% of Paulson’s voting shares immediately post-merger (excluding other issuances to be made contemporaneously with the merger). The LOI also contemplates closing an additional $11 million of private equity financing (“PIPE”) contemporaneously with the merger and a three year, $6 million venture debt facility. Amounts drawn on the venture debt facility will bear interest at the monthly LIBOR interest (which is not to be less than 1% and no more than 5%) plus 11% per annum. Only interest will be payable during the first twelve months. In months 13 to 36, interest costs and an equal amount of principal will be repaid to the lender. The venture debt facility includes: (i) a minimum $3 million draw on closing; (ii) a $60,000 upfront fee; (iii) a 2% exit fee unless amounts owing are repaid within twelve months; (iv) a 5% and a 2% prepayment fee if amounts drawn are repaid in year 1 or year 2, respectively; and (v) 3,496,407 warrants per $3,000,000 drawn (or pro rata thereof) on the facility.

On March 10, 2014 the Company issued secured convertible notes to existing and new unrelated investors in the aggregate principal amount and for total gross proceeds of $500,000 and $1,000,000, respectively, (the “Bridge Notes”) which bear interest at 5% per annum, except upon and during the continuation of an event of default the interest rate shall be 15% per annum.  The maturity date of the Bridge Notes is September 8, 2014, which may be extended by three months if the Company fails to close the merger, or a similar transaction with an Applicable Entity (as defined below) prior to the maturity date despite the Company’s reasonable and good faith best efforts to do so and through no fault of the Company, in which case the maturity date shall be extended by three months for a maturity date (as extended) of December 8, 2014. The maturity date for all other issued and outstanding Notes was amended to be September 8, 2014. Management considered the amendment to determine whether or not the modification constituted a deemed settlement of the individual secured convertible notes. Management concluded that the modification did not result in a deemed settlement of the secured convertible notes.

If prior to the maturity date of the Bridge Notes (i) VBI completes a financing resulting in aggregate gross proceeds to VBI of at least $9,000,000 (excluding conversion of the Bridge Notes) (a “Bridge Note Qualified Financing”), (ii) the Merger is consummated or (iii) VBI enters into a similar merger with an alternative NASDAQ listed public company (a “NASDAQ Pubco”) or a company whose common stock is listed in an over-the-counter market maintained by the OTC Markets Group, Inc. (an “OTC Pubco” and together with the PubCo and the NASDAQ Pubco, each an “Applicable Entity,” as applicable), then the Bridge Notes will be automatically converted into shares of VBI or the Applicable Entity at a 15% discount to the price per share issued as part of such Bridge Note Qualified Financing or the PIPE.

If the merger is not consummated prior to the maturity date of the Bridge Notes or VBI does not consummate a merger with a NASDAQ Pubco or an OTC Pubco prior to the maturity date of the Bridge Notes, in addition to full repayment of the Bridge Notes and any accrued interest thereon, purchasers of the Bridge Notes will be entitled to, on a pro rata basis based on the principal amount of their respective Bridge Notes, a total amount of common stock of VBI determined by dividing 15% of the total outstanding principal and interest of the Bridge Notes as of the maturity date by $1.455 per share (as adjusted for any forward or reverse stock splits), which share price is equivalent to 75% of the price per share of VBI’s Series A Preferred Stock last issued by VBI. The Bridge Notes are not subject to optional conversion of the holders thereof.

Capital Expenditures

VBI did not make significant capital purchases in 2012 or 2013 or during the three months ended March 31, 2014 or 2013. The decreases from $25,542 for the three months ended March 31, 2013 to $778 for the three months ended March 31, 2014 and from $15,168 for the year ended December 31, 2012 to $4,822 for the year ended December 31, 2013 are generally related to the required R&D equipment being purchased in prior years. Going forward, VBI will be required to refresh its computers, information technology equipment and some R&D equipment.

Critical Accounting Policies and Estimates

VBI’s consolidated financial statements and notes are prepared in conformity with GAAP and include the following significant accounting policies:

Principles of consolidation

The consolidated financial statements include the accounts of VBI and of its wholly owned subsidiaries, VBI from the date of VBI Cda’s incorporation on August 24, 2001 and ePixis SA, from the date of acquisition of August 12, 2011. Effective March 1, 2014, ePixis was legally dissolved and all remaining assets and liabilities transferred to VBI Cda.

Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and use assumptions that affect reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates reflected in these consolidated financial statements include the estimated fair values of VBI’s common shares used in the valuation of the stock-based compensation, warrants and the beneficial conversion feature on secured convertible notes, investment tax credits, certain accruals, useful lives of intangibles and the valuation allowance recognized on the deferred tax assets

Foreign currency translation

The functional currency of VBI is the in U.S. dollar. Transactions in foreign currencies are translated at the rate of exchange in effect at the transaction date. Any monetary assets or liabilities denominated in foreign currencies are translated at the rate in effect at the balance sheet date, with the resulting foreign exchange gain or loss being recorded in the statement of comprehensive loss. The functional currency of the Canadian subsidiary is the Canadian dollar. The accounts of the subsidiary are translated from its functional currency to U.S. dollars using the current rate method. Any gain or loss arising from translation is recorded to other comprehensive loss.

VBI does not use derivative financial products for hedging or speculative purposes and, as a result, is exposed to currency fluctuations. VBI is subject to foreign currency exchange risk in the form of exposures to changes in currency exchange rates between the United States and Canada; however, it maintains cash in each home currency to minimize the exposure of these fluctuations.

Research and development

Research and development expense consists of expenses incurred in developing and testing vaccine candidates. These expenses consist primarily of salaries and related expenses for personnel, fees paid to professional service providers in conjunction with costs of contract manufacturing services, costs of materials used in research and development and amortization of capital assets used to develop products.

Research and development costs, including those incurred and supported with government grants, are expensed as incurred and included under such caption in the accompanying Consolidated Statements of Comprehensive Loss.

Certain research and development activities are partially funded with government grants, which are netted against the research and development costs under such caption in the accompanying Consolidated Statements of Comprehensive Loss.

Property and equipment and Intangibles

Property and equipment and intangibles are recorded at cost. Amortization is provided using the straight-line method over the estimated lives of the related assets as follows:

Property and equipment:
Research equipment	3 - 5 years
Office equipment	5 years
Computer equipment	2 years
Computer software	2 years

Intangibles:
Licenses	remaining life of patents – 4 - 10 years

VBI tests the recoverability of long-lived assets whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. VBI records an impairment loss in the period when it is determined that the carrying amount of the asset may not be recoverable.

Income taxes

Deferred tax assets and liabilities relate to temporary differences between financial reporting and income tax bases of assets and liabilities and are measured using enacted tax rates and laws expected to be in effect at the time of their reversal. Valuation allowances are established, when necessary, to reduce the net deferred tax asset to the amount more likely than not to be realized.

Government assistance

Government assistance is recorded as a reduction of the related expense. The benefits are recognized when VBI has complied with the terms and conditions of the approved government assistance program provided there is reasonable assurance of realization.

Investment tax credits

VBI is eligible to receive certain refundable investment tax credits, which are earned as a result of qualifying research and development expenditures and are recognized when the expenditures are made and their realization is reasonably assured. They are applied to reduce related capital cost and research and development expense in the year recognized.

VBI’s claim for Scientific Research and Experimental Development (SR&ED) deductions and related investment tax credits for income tax purposes are based upon management’s interpretation of the applicable legislation in the Income Tax Act (Canada). These amounts are subject to review and acceptance by the Canada Revenue Agency and may be subject to adjustment.

Stock-based compensation

VBI recognizes an expense related to the fair value of stock-based compensation awards. For service-based options, VBI recognizes compensation on a straight-line basis over the requisite service period of the award.

Fair value of financial instruments

The carrying amounts of VBI’s current financial instruments and accounts payable, approximate their fair values due to their short-term nature and are recorded at fair value. Cash and Funds Held in Escrow are recorded at fair value, a level 1 instrument. The fair value of VBI’s long-term debt is based on the estimated market prices for similar issues as disclosed in note 15.

Segments

VBI conducts its operations and manages its business as one operating segment.

Capital stock

Capital stock is recorded at the net proceeds received on issuance, after deducting all share issue costs.

Equity Compensation Plan Information

On December 28, 2006, VBI established a stock option plan for directors, employees and other service providers of VBI. VBI’s stock option plan was approved by and is administered by the Board of Directors. The Board of Directors designates eligible participants to be included under the plan, and designates the number of options, exercise price and vesting period of the new options. The maximum number of options initially issuable under the plan was 1,191,699. On February 6, 2007, February 25, 2008, October 22, 2008, March 29, 2012 and April 24, 2014, additional stock options (200,000, 137,897, 1,472,754, 956,400 and 7,154,471, respectively) were added to the stock option pool. The maximum number of stock options currently issuable under the plan is now 11,113,221.

Activity related to stock options as of December 31, 2013 is as follows:

Balance outstanding as at December 31, 2011	2,704,683	$0.58

Granted	1,425,400	$0.31
Exercised	(35,000)	$0.0003
Forfeited (vested: 746,516; unvested: 1,016)	(747,532)	$0.52
Balance outstanding as at December 31, 2012	3,347,551	$0.49

Granted	-	$-
Exercised	-	$-
Forfeited (vested: nil; unvested: nil)	-	$-

Balance outstanding as at December 31, 2013	3,347,551	$0.49

No stock options expired in 2013 or 2012. Non-vested options at December 31, 2013, and 2012 were 827,812 and 1,389,601, respectively.

There was no intrinsic value of options exercised or vested during the years ended December 31, 2013, and 2012. The total value of shares vested during the years ended December 31, 2013, and 2012 was $145,025 and $196,773, respectively.

Activity related to stock options for the three months ended March 31, 2014 is as follows:

		Weighted
	Number	Average	Number	Weighted
	Outstanding at	Remaining	Exercisable	Average
Exercise	March 31,	Contractual	at March 31,	Exercise
Price	2014	Life (Years)	2014	Price

$0.01	167,333	2.7	167,333	$0.01
$0.31	1,915,155	6.7	1,184,897	$0.31
$0.82	1,265,063	5.4	1,265,063	$0.82

$0.49	3,347,551	6.1	2,617,293	$0.54

No options were granted in the three months ended March 31, 2014 or 2013.

No stock options expired in the three months ended March 31, 2014 (2013 – Nil). Non-vested options at March 31, 2014 were 730,258 (2013 - 1,249,154).

There was no intrinsic value of options exercised or vested during the three months ended March 31, 2014 (2013 – Nil). The total value of shares vested during the three months ended March 31, 2014 was $13,516 (2013 - $36,256).

Off-Balance Sheet Arrangements

VBI did not engage in any “off-balance sheet arrangements” (as that term is defined in Item 303(a)(4)(ii) of Regulation S-K) as of March 31, 2014.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There have been no changes in VBI’s accountants in the last eight years or any disagreements between VBI and its accountants.

Trends, Events and Uncertainties

As with other companies in the development stage that are in the process of commercializing novel vaccines, VBI will need to successfully manage normal business and scientific risks. Research and development of new technologies is, by its nature, unpredictable. VBI cannot assure you that its technology will be adopted, that we will ever earn revenues sufficient to support its operations, or that it will ever be profitable. Furthermore, VBI has no committed source of financing and may not be able to raise money as and when it needs it to continue our operations. If VBI cannot raise funds as and when it needs them, it may be required to severely curtail, or even to cease, its operations.

Other than as discussed above and elsewhere in this proxy statement, VBI is not aware of any trends, events or uncertainties that are likely to have a material effect on our financial condition.

Financial Statements

The audited financial statements of Paulson for the years ended December 31, 2013 and 2012 are attached to this proxy statement as Annex E.  The unaudited financial statements of Paulson as of March 31, 2014 and December 31, 2013 and for the three-month periods ended March 31, 2014 and 2013 are attached to this proxy statement as Annex G. The audited financial statements of VBI for the years ended December 31, 2013 and 2012 are attached to this proxy statement as Annex D. The unaudited financial statements of VBI as of March 31, 2014 and December 31, 2013 and for the three-month periods ended March 31, 2014 and 2013 are attached to this proxy statement as Annex F. The unaudited pro forma condensed combined financial statements as of March 31, 2014 of VBI, giving effect to the acquisition of VBI by Paulson as if it had occurred on March 31, 2014, are included in this proxy statement. See "Unaudited Pro Forma Condensed Combined Financial Information" on page 81.

MANAGEMENT OF PAULSON FOLLOWING THE MERGER

Expected Directors and Executive Officers of Paulson Following the Merger

Contingent upon the closing of the merger, VBI’s board of directors has identified seven successor director candidates to be appointed to the Paulson Board at the closing of the merger, five of whom shall be designated by VBI and two of whom to be designated by Paulson.  Furthermore, concurrent with the closing of the merger, the directors currently on the board of directors of Paulson have agreed to resign from the board of directors.

The following table lists the names and ages as of May 2, 2014, and positions of the individuals who are expected to serve as executive officers and directors of VBI following completion of the Merger:

Name	Age	Position

Jeff Baxter	52	President and CEO, Director

David Anderson	43	Senior Vice President Research

Egidio Nascimento	48	Chief Financial Officer

Marc Kirchmeier	51	Vice President, Formulations

T. Adam Buckley	38	Vice President, Operations and Project Management

Steven Gillis, Ph. D.	61	Chairman of the Board

Michael Steinmetz, Ph. D	66	Director

Michel De Wilde, Ph. D.	65	Director

Trent Davis	46	Director

Alan Timmins	54	Director

Sam Chawla	39	Director

The principal occupation and business experience during the last ﬁve years for each of the individuals who are expected to serve as executive officers and directors of VBI following completion of the merger are as follows. Such information is based upon information received by us from such persons.

Steven Gillis, Ph.D. – Chairman of the Board (VBI Designee)

Steven Gillis, Ph.D. has been a Managing Director of ARCH Venture Partners since 2006 and joined the firm in 2005. Dr. Gillis is focused on the evaluation of new life science technologies and also on the development and growth of ARCH’s biotechnology portfolio companies. He is a director of bluebirdbio (BLUE) and Shire PLC (SHPG). Dr. Gillis represents ARCH as a director and serves as Chairman of a number of ARCH’s private, biotechnology portfolio companies.

Dr. Gillis was a founder and director of Corixa Corporation and served as CEO from its inception and as its Chairman from 1999 until its acquisition in 2005 by GlaxoSmithKline. Prior to Corixa, Dr. Gillis was a founder and director of Immunex Corp. From 1981 until his departure in 1994, Dr. Gillis served as Immunex’s Director of Research and Development, Chief Scientific Officer, and as CEO of Immunex’s R&D subsidiary. Dr. Gillis was interim CEO of Immunex Corp. following its majority purchase by American Cyanamid Company and remained a member of the board until 1997. Amgen, Inc. acquired Immunex in 2002.

Dr. Gillis is an immunologist by training with over 300 peer-reviewed publications in the areas of molecular and tumor immunology. He is credited as being a pioneer in the field of cytokines and cytokine receptors, directing the development of multiple marketed products including Leukine, (GM-CSF), Prokine (IL-2) and Enbrel (soluble TNF receptor-Fc fusion protein) as well as the regulatory approval of Bexxar (radiolabeled anti-CD20). Dr. Gillis received a B.A. from Williams College and a Ph.D. from Dartmouth College.

Given Dr. Gillis’ professional achievements, he is well suited to the position of Chairman of the Board of Directors of VBI.

Michael Steinmetz, Ph.D. – Director (VBI Designee)

Michael Steinmetz, Ph.D., has been Managing Director of Clarus Ventures since the firm’s inception in 2005. Prior to Clarus, Dr. Steinmetz was a General Partner at MPM Capital, a healthcare venture capital firm.  He has over 25 years of direct industry and investment experience within the healthcare sector. From 1986 to 1997, Dr. Steinmetz was an executive at Hoffmann-LaRoche where he held various positions including Vice President of Preclinical Research and Development, and Global Head of Biotechnology.

Dr. Steinmetz obtained his PhD summa cum laude from the University of Munich and held positions at the California Institute of Technology and the Basel Institute for Immunology.

Dr. Steinmetz represents Clarus Ventures on the Board of Directors of Oxford Immunotec (NASDAQ: OXFD), and TetraLogic (NASDAQ: TLOG). Given Dr. Steinmetz professional achievements he is well suited to be a director of VBI.

Jeff Baxter, FCMA - President, Chief Executive Officer and Director (VBI Designee)

Mr. Baxter joined VBI in September of 2009, and has served as Chief Executive Officer and a member of the Board of Directors since September 2009. Previously, he was a managing partner for the venture capital firm, The Column Group. Until July of 2006, Mr. Baxter was SVP, R&D Finance and Operations, of GlaxoSmithKline (GSK). In his 19 years of pharma experience, he has held line management roles in commercial, manufacturing and IT and the office of the CEO. His most recent position in R&D included responsibility for finance, pipeline resource planning and allocation, business development deal structuring and SROne (GSK’s in-house $125 million venture capital fund). He also chaired GSK’s R&D Operating Board. Prior to GSK, he worked at Unilever and British American Tobacco. Mr. Baxter was educated at Thames Valley University and is a Fellow of the Chartered Institute of Management Accountants (FCMA).

Given Mr. Baxter’s professional achievements, he is well qualified to serve as President, Chief Executive Officer and Director of VBI.

Michel De Wilde, Ph.D – Director (VBI Designee)

Dr. De Wilde was Senior Vice President, Research & Development, at Sanofi Pasteur, the human vaccines division of Sanofi from 2001 until June 2013. In this position, he was responsible for managing approximately 1,500 employees and a broad portfolio of approximately 20 development projects.

Prior to joining Sanofi Pasteur in January 2000, Dr. De Wilde was at SmithKline Beecham Biologicals (now GSK Vaccines) in Rixensart, Belgium. Dr. De Wilde joined the group in 1978 as a research scientist upon formation of a unit focusing on the application of recombinant DNA technology to vaccine development. He subsequently held positions of increasing responsibility and, as Vice President, Research & Development at Sanofi Pasteur, headed a team of approximately 400 specialists, active in all aspects of preclinical vaccine development.

Dr. De Wilde received his degree in Chemistry from the Free University of Brussels in 1971, followed by a Ph.D. in Biochemistry in 1976. He carried out postdoctoral work at the University of Wisconsin, Madison (U.S.) and the University of Ghent (Belgium). Dr. De Wilde authored over 50 publications during the early part of his career.

Given Dr. De Wilde’s extensive experience in biopharmaceutical development, he is well qualified to serve as a Director of VBI.

Trent D. Davis – Director (Paulson Designee)

Mr. Davis has been the President and a Director of Paulson since November 2013. Mr. Davis has been the Chief Executive Officer of Paulson Investment Company, a subsidiary of Paulson, since July 2005, where Mr. Davis joined in 1991 in the operations/trading department. He served as Senior Vice President of Syndicate and National Sales of Paulson Investment Company, Inc., from 1996 to 2005. He has extensive experience in capital markets and brokerage operations and is credited with overseeing the syndication of approximately $600 million for over 50 client companies. He served as a board member, and was Chairman in 2003, of the National Investment Banking Association. Mr. Davis holds a B.S. in Business and Economics from Linfield College and a Master’s Degree in Business Administration from the University of Portland. FINRA Licenses include: Series 7, 24, 63, 66 and 79. Mr. Davis is the son-in-law of Chet Paulson, a member of the Board of Directors for Paulson.

Given Mr. Davis’ professional achievements, he is well suited to be a Director of VBI.

Alan P. Timmins – Director (Paulson Designee)

Mr. Timmins has been a director of Paulson since January 2014 and has served as vice president for financial affairs at the University of Portland since 2011. He is the former president and chief operating officer of AVI BioPharma, Inc., now known as Sarepta Therapeutics, Inc. (“AVI”). Mr. Timmins began working for AVI, a pioneering medical research company, in 1992 and was the company’s first chief financial officer and executive vice president before serving as president and chief operating officer from 2000 to 2008. Before his career with AVI, he worked as an auditor with Price Waterhouse, now known as PricewaterhouseCoopers. He earned an MBA from Stanford University, and holds an undergraduate degree from the University of Portland. In 2009, he was named one of the “Significant 75” alumni of the University of Portland’s Pamplin School of Business Administration. Mr. Timmins is a Certified Public Accountant (inactive) in the State of Oregon.

Given Mr. Timmins’ professional achievements, he is well suited to be a Director of VBI Vaccines.

Sam Chawla – Director (VBI Designee)

Mr. Chawla has been a Portfolio Manager of Perceptive Advisors LLC, an investment fund focused on the healthcare sector, since 2013. Prior to joining Perceptive Advisors in 2013, Mr. Chawla was a Managing Director at UBS Investment Bank in the Global Healthcare Group. Mr. Chawla’s investment banking experience centered on strategic advisory including, mergers and acquisitions buy-side and sell-side assignments and financial advisory, including equity and debt capital raises, for both public and private healthcare companies. Prior to joining UBS in September 2010, Mr. Chawla was a Director (from January 2009 to September 2010) and a Vice President (from July 2007 to January 2009) in the Healthcare Investment Banking Group of Credit Suisse, which he originally joined as an investment banker in 2002. Mr. Chawla also worked at Bloomberg L.P. and Pelican Life Sciences. Mr. Chawla received an M.B.A. from Georgetown University and a B.A. in Economics from Johns Hopkins University. In addition, Mr. Chawla is a member of the Board of Directors of Response Genetics (NASDAQ: RGDX).

Given Mr. Chawla’s professional achievements, he is well suited to be a Director of VBI.

David E. Anderson, Vice President of Research

Dr. Anderson is an immunologist with expertise in the areas of vaccine development, autoimmunity and tumor immunology. Dr. Anderson joined VBI full time as Vice President of Immunology in 2009 from Harvard Medical School, where he held a position as Assistant Professor. As a co-founder of VBI and Vice President of Research, Dr. Anderson is an inventor on many of VBI’s patents and actively manages VBI’s research operation. Dr. Anderson holds a Ph.D. from Harvard University and a B.S. from the University of California at Davis.

Egidio Nascimento, Chief Financial Officer

Mr. Nascimento joined VBI Cda in 2005, and has served as Chief Financial Officer since December 2006, with experience in finance and accounting, having previously worked as Vice President of Finance at Genome Canada and as CFO of two start-up companies. Subsequent to starting and managing a new & emerging business group in Ottawa, Ontario he has focused his career on managing and securing financing for leading-edge technology and biotechnology companies. During his career, he has played a key role in helping six companies raise over $205 million in capital and is currently on the board of several private for-profit and not-for-profit organizations. Mr. Nascimento is a Chartered Professional Accountant (CPA) and Chartered Accountant (CA) and holds a Bachelor of Commerce degree from the University of Ottawa, Canada.

Marc Kirchmeier, Vice President of Formulations

Dr. Kirchmeier has been VP, Vaccine Formulation Development at VBI since April of 2010. He comes to VBI from Merck Research Laboratories (Merck), where he was a Director in Bioanalytical and Formulation Sciences from 2008 to 2010 and an Associate Director from 2005 to 2008. During his initial tenure at Merck, he was responsible for biologics formulation and later worked on biochemical and biophysical characterization of vaccines, proteins and carbohydrates. Prior to VBI and Merck, he was a Scientist at Corixa Corporation, now GlaxoSmithKline, where he formulated monoclonal antibodies in addition to particulate and adenoviral vaccines. Prior to Corixa he was Director of Drug Delivery Research at Oakwood Laboratories, where his group was responsible for developing sustained-release formulations of peptides and proteins. Dr. Kirchmeier holds a Ph.D. in Chemistry from Oregon State University and a B.S. in Biochemistry from Western Washington University.

Adam Buckley, Vice President of Operations and Project Management

Mr. Buckley helped establish VBI Cda in 2001, and has served as VP, Operations and Project Management since January 2002. His efforts included attracting seed capital, developing its first business plan, protecting IP and structuring VBI. He had an active role in VBI’s Series A financing, raising $35.7 million, and has led several key technology acquisitions for VBI. Mr. Buckley obtained his M.B.A. and Bachelor of Science in Biology and Psychology at McMaster University in Canada. Prior to joining VBI Cda, he built experience in project management and corporate development at Riverview Hospital in Coquitlam, British Columbia, and at the Children’s Hospital of Eastern Ontario in Ottawa, Ontario.

About the Proposed Post-Merger Board of Directors

There are no family relationships among the individuals who will take office as directors and officers of Paulson post-merger.

Except as described below, none of the individuals who will take office as our directors or executive officers has been involved in any of the following events:

•

any bankruptcy petition filed by or against any business of which a director or executive officer was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

being subject to any order, judgment or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•

being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Material Legal Proceedings involving Affiliates of VBI Management

To our knowledge, none of the individuals to be appointed as Paulson’s directors, officers or affiliates, or any 5% or greater stockholder of Paulson post-merger, or any associate or any such directors, officers or affiliates, is a party that is adverse to Paulson in any material legal proceeding, nor do such persons have any material interest in any proceeding that is adverse to Paulson.

Related Party Transactions of VBI’s Management

Jeff Baxter, Steve Gillis and Michael Steinmetz are each considered related parties, since they are to be appointed to the Paulson board upon consummation of the merger.  None of these individuals have engaged in any transactions with Paulson, or in any transactions in which any of the foregoing individuals had or will have a direct or indirect material interest.

VBI Director Independence, Committees and Nomination Process

	Audit	Nomination and Governance	Compensation
Steve Gillis	I	Chair
Michael Steinmetz			Chair
Sam Chawla			N1
Trent Davis	N2
Alan Timmins	Chair	I
Michel De Wilde		I	I

Chair & I = Independent
N = Non Independent

1. In reliance on NASDAQ Rule 5605(d)(2)(B), VBI and Paulson have concluded that Mr. Chawla’s extensive experience with investment banking in the healthcare industry uniquely positions him to be a valuable member of the Compensation Committee. Specifically, VBI and Paulson believe that Mr. Chawla’s familiarity with comparable companies and their compensation structures, and his perspective as an investor, will be valuable in the development and maintenance of optimal compensation practices for the Post-Merger Entity.

2. In reliance on NASDAQ Rule 5065(c)(2)(B), VBI and Paulson have concluded that, in light of Mr. Davis’ roles as a director and President of Paulson prior to the merger, his membership on the Audit Committee and ability to provide historical insight are in the best interests of the Post-Merger Entity and its stockholders.

Among the 7 proposed candidates for appointment to the board of directors following the closing of the Merger, the board of directors believes 3 candidates (Messrs. Chawla, Davis and Baxter) would not be independent and 4 (Messrs. Gillis, Steinmetz, Timmins and De Wilde) would meet the criteria for independence under NASDAQ Rule 5605.

VBI intends to designate Alan Timmins to serve as the audit committee financial expert for Paulson’s board of directors, effective from and after the date of the closing of the Merger, and to appoint Steve Gillis and Trent Davis to serve as the remaining members of the audit committee.

Compensation Paid to Members of VBI’s Board of Directors

Except for the $29,000 in fees paid to Steve Vignau in 2013 as the independent member of VBI’s board of directors, VBI did not compensate its directors during the 2012 and 2013 fiscal years.

The individuals who are to be appointed as executive officers of Paulson post-Merger received no compensation from Paulson prior to the date of this proxy statement.

Proposed Remuneration For Board and Committees
	#	Fee per	Total Cost

- Chair	1	$55,000	$55,000

- Directors (excl CEO)	5	$30,000	$150,000

Committee Stipend

- Audit - Chair	1	$15,000	$15,000

- member	2	$7,000	$14,000

- Compensation - chair	1	$10,000	$10,000

- member	2	$5,000	$10,000

- Nomination / Governance	1	$7,000	$7,000

- member	2	$3,000	$6,000

Total Board and Committee Fees			$267,000

Stock Option Plan – Initial award:

Chairman: 350,000 options at an exercise price equal to the fair market value on the date of grant as determined under the 2014 Plan.

Directors: 200,000 options at an exercise price equal to the fair market value on the date of grant as determined under the 2014 Plan.

With respect to the initial grants noted above, directors Steve Gillis and Michael Steinmetz were issued options representing their initial awards under 2006 VBI Stock Option Plan on April 24, 2014 as follows:

Steve Gillis: 285,482 options at $0.526 per share, the fair market value on the date of grant; and

Michael Steinmetz: 163,133 options at $0.526 per share, the fair market value on the date of grant.

The remaining proposed post-merger board members will receive options representing their initial awards under the 2014 Plan (see “Proposal 8 – The VBI Equity Plan Proposal – New Plan Benefits” on page 74.

VBI has provided the following information to us about the compensation paid by VBI to certain of its executive officers.  The table below shows, for the fiscal years ended December 31, 2013 and 2012, compensation paid by VBI to its principal executive officer and VBI’s next three most highly compensated executive officers (the “Named Executive Officers”) during the time period indicated.

VBI Summary Compensation Table 2012-2013

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Jeff Baxter,	2013	$350,000	-	-	-	-	-	-	$350,000
President and CEO	2012	$350,000	-	-	$85,250	-	-	-	$435,250
David Anderson,	2013	$220,000	-	-	-	-	-	-	$220,000
SVP Research	2012	$220,000	-	-	$102,300	-	-	-	$322,300
Marc Kirchmeier,	2013	$215,000	-	-	-	-	-	-	$215,000
VP Formulation	2012	$215,000	-	-	$84,320	-	-	-	$299,320
Egidio Nascimento,	2013	$197,963	-	-	-	-	-	-	$197,963
CFO	2012	$168,083	-	-	$26,040	-	-	-	$194,123

Disclosure to Summary Compensation Table

Historically, VBI’s compensation program has consisted of a base salary, cash and options performance awards as recommended by its compensation committee and approved by its board of directors.  Presently, VBI has plans to change its executive compensation program after the merger, however, once the merger has been completed, the successor board of directors may at their discretion further alter the amount and nature of compensation to be paid to Paulson’s executive officers from time to time in order to attract and retain the services of the individuals who will help Paulson achieve its business objectives and enhance value for stockholders, or for other reasons determined by such board.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about equity awards granted to VBI’s Named Executive Officers that were outstanding on December 31, 2013.

	Number of Securities Underlying Unexercised Options			Options	Options
Name	Exercisable		Not Exercisable	Exercise Price ($)	Expiration Date (2)
Jeff Baxter	912,715	(1)	-	$0.822	11/13/2019
	67,812	(2)	87,188	$0.310	3/29/2022
	50,000	(2)	70,000	$0.310	4/2/2022

David Anderson	91,145	(1)	-	$0.314	12/22/2016
	30,523	(2)	-	$0.314	3/18/2018
	58,573	(2)	-	$0.822	1/29/2019
	91,875	(2)	118,125	$0.310	3/29/2022
	50,000	(2)	70,000	$0.310	4/2/2022

Egidio Nascimento	109,374	(1)	-	$0.314	12/22/2016
	36,628	(2)	-	$0.314	3/18/2018
	105,988	(2)	-	$0.822	1/29/2019
	18,375	(2)	23,625	$0.310	3/29/2022
	17,500	(2)	24,500	$0.310	4/2/2022

(1)	25% of options vest on the first anniversary of the grant date and then monthly over the remaining 36 months. Grant dates are ten years prior to expiration date.

(2)	Options vest monthly over 48 months. Grant dates are ten years prior to expiration date.

Employment Agreements for VBI Management

Jeff Baxter

Mr. Baxter has been employed by VBI since September 2009. Pursuant to a revised employment agreement dated May 8, 2014 between Jeff Baxter and Paulson, Mr. Baxter is to be employed as Paulson’s Chief Executive Officer, effective following the merger. Pursuant to this agreement, Mr. Baxter shall receive an initial annual salary in the amount of $385,000. Mr. Baxter may be eligible for options to purchase common stock of Paulson in the board’s discretion. Any outstanding options shall accelerate fully if Mr. Baxter is terminated without cause, is terminated during the period that begins when negotiations with an unrelated third party for a Change of Control (as defined in the employment agreement) begin and ends on the 12-month anniversary of the closing of the Change of Control transaction or terminates his employment for Good Reason (as defined in the employment agreement). Mr. Baxter is eligible to be considered for an annual cash bonus of up to fifty percent (50%) of his then applicable base salary based on Mr. Baxter meeting of certain performance objectives, and if Mr. Baxter is dismissed from employment by Paulson for any reason other than “cause,” Paulson is obligated to pay Mr. Baxter severance compensation equal to six months plus one month for every full year of service up to a maximum of 12 months.

Dr. David Anderson

Dr. Anderson has been employed by VBI since April 2008. Pursuant to a revised employment agreement dated May 8, 2014 between David Anderson and Paulson, Dr. Anderson is to be employed as Paulson’s Senior Vice President, Research, effective following the merger. Pursuant to this agreement, Dr. Anderson shall receive an initial annual salary in the amount of $250,000. Mr. Anderson may be eligible for options to purchase common stock of Paulson in the board’s discretion. Any outstanding options shall accelerate fully if Dr. Anderson is terminated without cause, is terminated during the period that begins when negotiations with an unrelated third party for a Change of Control (as defined in the employment agreement) begin and ends on the 12-month anniversary of the closing of the Change of Control transaction or terminates his employment for Good Reason (as defined in the employment agreement). Dr. Anderson is eligible to be considered for an annual cash bonus of up to thirty-five percent (35%) of his then applicable base salary based on the Dr. Anderson meeting of certain performance objectives, and if Dr. Anderson is dismissed from employment by Paulson for any reason other than “cause,” Paulson is obligated to pay Dr. Anderson severance compensation equal to six months plus one month for every full year of service up to a maximum of 12 months.

Egidio Nascimento

Mr. Nascimento has been employed by VBI since December 2006. Pursuant to a revised employment agreement dated May 8, 2014 between Egidio Nascimento and Paulson, Mr. Nascimento is to be employed as Paulson’s Chief Financial Officer, effective following the merger. Pursuant to this agreement, Mr. Nascimento shall receive an initial annual salary in the amount of $240,000. Mr. Nascimento may be eligible for options to purchase common stock of Paulson in the board’s discretion. Any outstanding options shall accelerate fully if Mr. Nascimento is terminated without cause, is terminated during the period that begins when negotiations with an unrelated third party for a Change of Control (as defined in the employment agreement) begin and ends on the 12-month anniversary of the closing of the Change of Control transaction or terminates his employment for Good Reason (as defined in the employment agreement). Mr. Nascimento is eligible to be considered for an annual cash bonus of up to twenty-five percent (25%) of his then applicable base salary based on the Mr. Nascimento meeting of certain performance objectives, and if Mr. Nascimento is dismissed from employment by Paulson for any reason other than “cause,” Paulson is obligated to pay Mr. Nascimento severance compensation equal to six months plus one month for every full year of service up to a maximum of 12 months.

Potential Payment Upon Termination

VBI agreed to pay its officers six months plus an additional month for each completed year of service post-merger of salary and health and welfare (COBRA) benefits upon termination by VBI without cause.

Unless otherwise agreed by the board of directors, the other staff members would be entitled to severance upon termination of employment pursuant to VBI’s severance policy. The policy provides for 1 week of severance for each completed year of service.

Board Compensation and Option Awards:

The following table provides information about equity awards granted to members of VBI’s board of directors that were outstanding on December 31, 2013.

	Number of Securities Underlying Unexercised Options			Options	Options
Name	Exercisable		Not Exercisable	Exercise Price ($)	Expiration Date
Steve Gillis	50,000	(1)	-	$0.314	12/22/2016
	69,282	(2)	89,077	$0.310	3/29/2022
Steve Vignau	50,000	(3)	-	$0.822	1/29/2019

(1)	25% of options vest immediately and the balance monthly over the remaining 36 months. Grant dates are ten years prior to expiration date.
(2)	Options vest monthly over 48 months. Grant dates are ten years prior to expiration date.
(3)	25% of options vest on the first anniversary of the grant date and then monthly over the remaining 36 months. Grant dates are ten years prior to expiration date.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Paulson files annual, quarterly and current reports, proxy statements and other information with the SEC. Paulson’s stockholders may read and copy the documents incorporated by reference, and any reports, statements or other information Paulson has filed, at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC also maintains an Internet site that contains reports and other information regarding issuers that file electronically with the SEC. Paulson’s filings with the SEC are also available to the public through the SEC’s web site at www.sec.gov.

If you have questions about the special meeting or the transactions after reading this proxy statement, you may contact us at the following address or phone number: 1331 N.W. Lovejoy Street, Suite 720, Portland, OR 97209, phone: 503-243-6000, Attention: Secretary.

The Proxy Statement and the accompanying Proxy Card and Annual Report are also available at www.proxyvote.com.

Paulson has not authorized anyone to give you any information or to make any representation about the transactions or any of the parties involved that differs from or adds to the information contained in this proxy statement or in the documents Paulson has publicly filed with the SEC. Therefore, if anyone should give you any different or additional information, you should not rely on it.

The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information filed with it, which means that Paulson can disclose important information to you by referring you to the documents containing such information. The information incorporated by reference is an important part of this proxy statement, and information filed later by us with the SEC will automatically update and supersede this information.

Paulson incorporates by reference the documents listed below and, with respect to this proxy statement, any future filings that Paulson makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act:

•	Definitive Proxy Statement of Schedule 14A filed on October 18, 2013;

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC on March 18, 2014, and any amendments thereto;

•	Quarterly Report on Form 10-Q for the three months ended March 31, 2014, as filed with the SEC on May 15, 2014, and any amendments thereto; and

•

Current Reports on Form 8-K or 8-K/A filed with the SEC on January 6, 2014; January 28, 2014; February 4, 2014; February 20, 2014; February 27, 2014; March 18, 2014; March 26, 2014; April 8, 2014; April 10, 2014; May 9, 2014 and May 14, 2014.

All documents and reports filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and on or prior to the date of the special meeting are deemed to be incorporated by reference in this proxy statement, and only for the purpose of this proxy statement, from the date of filing of such documents or reports, except as to any portion of any future annual or quarterly reports or proxy statements which is not deemed to be filed under those sections. Any statement contained in a document incorporated or deemed to be incorporated by reference in this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement, and only for the purposes of this proxy statement, to the extent that any statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this proxy statement modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

Any person receiving a copy of this proxy statement may obtain, without charge, upon written or oral request, a copy of any of the documents incorporated by reference except for the exhibits to such documents. You may request a copy of these filings from us using the following contact information:

Paulson Capital (Delaware) Corp.

1331 N.W. Lovejoy Street, Suite 720

Portland, OR 97209

Attention: Secretary

Phone: 503-243-6000

A copy will be provided by first class mail or other equally prompt means within one business day after receipt of your request. To obtain timely delivery of any of this information, you must make your request at least five business days prior to the date of the special meeting. The Proxy Statement and the accompanying Proxy Card and Annual Report are also available at www.proxyvote.com.

STOCKHOLDER PROPOSALS

Any stockholder proposal to be considered for inclusion in proxy materials for our 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) must be received at our principal executive offices no later than June 20, 2014 (120 days prior to the anniversary of the mailing of our proxy materials for our 2013 Annual Meeting). To be eligible for inclusion in the 2014 Annual Meeting proxy materials, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934. A proxy may confer discretionary authority to vote on any matter received by us after September 3, 2014 (45 days prior to the anniversary of the mailing of our proxy materials for our 2013 Annual Meeting).

OTHER MATTERS

Other Business

As of this time, the Paulson Board is not aware of any other matters that may come before the Special Meeting. However, if other matters properly come before the Special Meeting or any adjournment thereof, and if discretionary authority to vote with respect thereto has been conferred by the enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their best judgment as to such matters.

Other Proxy Statement Matters

A form of proxy is enclosed for your use. Please complete, date, sign and return the proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States, or submit your proxy by telephone or over the Internet following the instructions on the proxy card. A prompt submission of your proxy will be appreciated.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF PAULSON COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [●]. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ANNEX A

 AGREEMENT AND PLAN OF MERGER

by and among

Variation Biotechnologies (US), Inc.,

Paulson Capital (Delaware) Corp.,

and

VBI Acquisition Corp.

May 8, 2014

3.29	[Reserved]	29
3.30	Full Disclosure	29
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		29
4.1	Organization and Qualification	30
4.2	Authority Relative to this Agreement; Non-Contravention	30
4.3	No Conflicts	31
4.4	Capitalization	31
4.5	Title To Assets	33
4.6	Government Approvals; Registration; Compliance	33
4.7	Parent SEC Filings; Financial Statements	34
4.8	Litigation	35
4.9	Subsidiaries	35
4.10	No Brokers or Finders	36
4.11	Tax Matters	36
4.12	Contracts and Commitments	37
4.13	Affiliate Transactions	37
4.14	Compliance with Laws; Permits	38
4.15	Validity of the Parent Capital Stock.	39
4.16	Books and Records	39
4.17	Real Property	39
4.18	Insurance	39
4.19	No Undisclosed Liabilities	40
4.20	Labor Disputes; Compliance	40
4.21	Environmental Matters	40
4.22	Material Changes	41
4.23	Employee Benefit Plans	41
4.24	Employees	41
4.25	Intellectual Property	41
4.26	Tax Free Reorganization.	41
4.27	Investment Company	41
4.28	Foreign Corrupt Practices	41
4.29	No Integrated Offering	42
4.30	Application of Takeover Provisions.	42
4.31	Information	42
4.32	Relationship with Related Persons	42
4.33	Full Disclosure	42
ARTICLE V CONDUCT OF BUSINESS PENDING THE MERGER		43
5.1	Conduct of Business by Parent, Existing Sub and Merger Sub	43
5.2	Conduct of Business by the Company	43
ARTICLE VI ADDITIONAL COVENANTS AND AGREEMENTS		44
6.1	Governmental Filings	44

ii

6.2	Expenses	44
6.3	Due Diligence; Access to Information; Confidentiality	44
6.4	Tax Treatment	44
6.5	Press Releases	45
6.6	Securities Reports	45
6.7	Company Audited and Interim Financial Statements.	45
6.8	No Solicitation	46
6.9	Failure to Fulfill Conditions	46
6.10	Notification of Certain Matters	46
6.11	Section 14(f) Compliance	46
6.12	Financial Advisory Agreement	46
6.13	Access to Information.	46
6.17	D&O Insurance; Indemnification and Exculpation.	49
6.18	No Registration Statements	50
ARTICLE VII INDEMNIFICATION		50
7.1	Survival	50
7.2	Indemnification and Reimbursement by Parent	51
7.3	Insurance Deduction	51
7.4	Indemnification and Reimbursement by the Company	52
7.5	Indemnification Escrow/Reserve	52
7.6	Escrow Period; Release From Indemnification Escrow/Reserve	52
7.7	Claims Upon Indemnification Escrow/Reserve	53
7.8	Objections to Claims	53
7.9	Third Party Claims Where Company Indemnified Persons Potentially Indemnified	54
7.10	Third Party Claims Where Parent Indemnified Persons Potentially Indemnified	54
7.11	Limitations on Indemnification	54
ARTICLE VIII CONDITIONS		54
8.1	Conditions to Obligations of Each Party	54
8.2	Additional Conditions to Obligation of Parent and Merger Sub	55
8.3	Additional Conditions to Obligation of the Company	56
ARTICLE IX TERMINATION		61
9.1	Termination	62
9.2	Expenses following Termination	62
ARTICLE X GENERAL PROVISIONS		62
10.1	Notices	62
10.2	Survival	63
10.3	Interpretation	64
10.4	Severability	64
10.5	Amendment	64
10.6	Waiver	64

iii

10.7	Miscellaneous	64
10.8	Counterparts; Facsimile Signatures	64
10.9	Third Party Beneficiaries	64
10.10	Governing Law	64
10.11	Jurisdiction; Service of Process	64
10.12	Disclosure in Schedules	65
ARTICLE XI PRE-MERGER PARENT SHAREHOLDER REPRESENTATIVE		65
11.1	Appointment	65
11.2	Decisions Final	65
11.3	Notices	66
11.4	Limitation of Liability	66
11.5	Assignment of Shareholder Representative Obligations	66
EXHIBIT A		68
FORM CERTIFICATE OF MERGER OF VBI ACQUISITION CORP.		68
EXHIBIT B		69
PRE-MERGER AND POST-MERGER PARENT CAPITAL STRUCTURE		69
EXHIBIT C		70
FORM OF PRE-MERGER PARENT SHAREHOLDER REPRESENTATIVE AGREEMENT		70
EXHIBIT D		79
FORM OF LEAK-OUT AGREEMENT		79
EXHIBIT E		87
PLAN OF EXISTING SUB CHANGE IN OWNERSHIP		87
EXHIBIT F		88
FORM OF LIQUIDATING TRUST INDEMNIFICATION AGREEMENT		88
EXHIBIT G		93
FORM OF FINRA FILING AGREEMENT		93

iv

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”) is entered into as of May 8, 2014, by and among Variation Biotechnologies (US), Inc., a Delaware corporation (the “Company”); Paulson Capital (Delaware) Corp., a Delaware corporation (“Parent”); and VBI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”).

W I T N E S S E T H

WHEREAS, the Boards of Directors of the Company, Parent and Merger Sub have, upon the terms and subject to the conditions set forth herein, unanimously (i) determined that it is in the best interests of such corporations and their respective stockholders to consummate the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation, in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”); (ii) approved, adopted and declared advisable and in the best interest of their respective stockholders the transactions contemplated by this Agreement; and (iii) recommended that the Pre-Merger Company Shareholders and the Pre-Merger Parent Shareholders (each as defined below) approve this Agreement and the Merger;

WHEREAS, Parent has agreed to duly obtain the affirmative vote by way of a special meeting in compliance with Regulation 14A or written consent in compliance with Regulation 14C under the Exchange Act (as defined herein) of shares of Parent Capital Stock representing a majority of the outstanding voting power of Parent Capital Stock or such lesser percentage as may be required under the DGCL at a meeting of stockholders (the “Requisite Parent Stockholder Vote”) to approve this Agreement and the transactions contemplated hereby, including, without limitation, the Merger;

WHEREAS, Parent, as the sole stockholder of Merger Sub, has approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and the Board of Directors of the Company has resolved, subject to the terms and conditions set forth in this Agreement, to recommend adoption of this Agreement to its stockholders;

WHEREAS, pursuant to the Merger, among other things, the outstanding shares of capital stock of the Company shall be converted into Merger Consideration (as hereinafter defined) upon the Effective Time (as hereinafter defined);

WHEREAS, as a condition to and inducement of Parent’s and the Company’s willingness to enter into this Agreement, simultaneously with the execution of this Agreement each of Jeff Baxter, Egidio Nascimento and David Anderson (each, a “Company Key Employee”) has accepted an offer of employment with the Parent, the Merger Sub or an affiliate of Parent or the Merger Sub and has executed and delivered all Contracts (as hereinafter defined) and other documents required by Parent and the Merger Sub relating to such employment, which employment and Contracts shall become effective from and after, and shall be conditioned upon, the Closing (including any and all consents to serve in all positions) subject to completion of background checks and final approval of the Board of Directors of Parent;

1

WHEREAS, as a condition to and inducement of Parent’s, the Merger Sub’s and the Company’s willingness to enter into this Agreement, simultaneously with the execution of this Agreement, (i) certain Pre-Merger Company Shareholders have executed and delivered to Parent and the Merger Sub, Company Voting Agreements (the “Company Voting Agreements”) and (ii) certain Pre-Merger Parent Shareholders have executed and delivered to the Company, Parent Voting Agreements (the “Parent Voting Agreements”), dated as of the date hereof, pursuant to which such Pre-Merger Company Shareholders and Pre-Merger Parent Shareholders have, among other matters, agreed to support the Merger and the other transactions contemplated hereby, each on the terms and subject to the conditions set forth in the Company Voting Agreements and the Parent Voting Agreements; and

WHEREAS, the parties to this Agreement intend that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that Parent, Merger Sub and the Company will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

NOW, THEREFORE, in consideration of the representations, warranties and covenants contained herein, the parties hereto agree to be legally bound as follows:

Article I
DEFINITIONS

As used herein, the following terms shall have the following meanings (such meaning to be equally applicable to both the singular and plural forms of the terms defined):

1.1     Certain Definitions.

“Affiliate” has the meaning as defined in Rule 12b-2 promulgated under the Exchange Act, as such regulation is in effect on the date hereof.

“Basket” has the meaning set forth in Section 7.11.

“Bezalel” has the meaning set forth in Section 6.12.

“Board of Directors” means the board of directors of the entity specified.

“Breach” means any breach of, or any inaccuracy in, any representation or warranty or any breach of, or failure to perform or comply with, any covenant or obligation, in or of this Agreement or any other contract, or any event which with the passing of time or the giving of notice, or both, would constitute such a breach, inaccuracy or failure.

“Broker-Dealer Persons” has the meaning section forth in Section 4.6(b).

“Cash Escrow Period” has the meaning set forth in Section 7.6(a).

“Certificate of Merger” means the certificate of merger to be filed in the State of Delaware in substantially the form attached hereto as Exhibit A.

“Closing” has the meaning set forth in Section 2.2(d).

“Closing Date” has the meaning set forth in Section 2.2(d).

“Code” has the meaning set forth in the Recitals of this Agreement.

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“Company Capital Stock” means the Company Common Stock and the Company Series A Preferred Stock, representing all authorized capital stock of the Company prior to the Merger.

“Company Common Stock” means the common stock, par value $0.01, of the Company.

“Company Convertible Notes” has the meaning set forth in Section 2.3(e).

“Company Financial Statements” has the meaning set forth in Section 3.7.

“Company Indemnified Persons” has the meaning set forth in Section 7.2.

“Company Intellectual Property” means all Intellectual Property of the Company.

“Company Intellectual Property Contracts” has the meaning set forth in Section 3.15(e).

“Company Interim Financial Statements” has the meaning set forth in Section 6.7.

“Company Key Employee” has the meaning set forth in the Recitals to this Agreement.

“Company Latest Balance Sheet” has the meaning set forth in Section 3.7.

“Company Personnel” has the meaning set forth in Section 3.15(j).

“Company Products” means (a) the products that the Company (i) currently manufactures, markets, sells or licenses or (ii) currently is testing or has proposed for future manufacture, market, sale or license, and (b) the services that the Company currently provides or currently proposes to provide.

“Company Representatives” has the meaning set forth in Section 6.13.

“Company Series A Preferred Stock” means the Series A preferred stock, par value $0.01, of the Company.

“Company Subsidiary” means each Subsidiary of the Company.

“Company Voting Agreements” has the meaning set forth in the Recitals to this Agreement.

“Compensatory Plan” means (i) any employment, consulting, severance, termination, pension, retirement, supplemental retirement, excess benefit, profit sharing, bonus, incentive, deferred compensation, retention, change in control and similar plan, program, arrangement, agreement, policy or commitment, (ii) any compensatory equity interest, stock option, restricted stock, deferred stock, performance stock, stock appreciation, stock unit or other equity or equity-based plan, program, arrangement, agreement, policy or commitment, (iii) any savings, life, health, disability, accident, medical, dental, vision, cafeteria, insurance, flex spending, adoption/dependent/employee assistance, tuition, vacation, paid-time-off, other welfare fringe benefit and other employee compensation plan, program, arrangement, agreement, policy or commitment, including any “employee benefit plan” as defined in Section 3(3) of ERISA and any trust, escrow, funding, insurance or other agreement related to any of the foregoing, in any case, to, under or with respect to which, Parent and/or Merger Sub has any actual or contingent obligation or liability.

“Contracts” means any of the agreements, arrangements, commitments, understandings, contracts, leases (whether for real or personal property), powers of attorney, bonds, mortgages, indentures, deeds of trust, loans, evidences of indebtedness, letters of credit, undertakings, covenants not to compete, licenses, instruments, obligations and other commitments to which a Person is a party or to which any of the assets of such Person or its Subsidiaries are subject, whether oral or written, express or implied.

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“Copyrights” of a Person means all registered and unregistered copyrights in both published works and unpublished works owned by such Person.

“Disclosure Schedules” means the disclosure schedules to this Agreement.

“DGCL” has the meaning set forth in the Recitals of this Agreement.

“DOH” has the meaning set forth in Section 3.23(b).

“Damages” means any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever).

“Domain Names” of a Person means all rights in internet web sites and internet domain names presently registered to such Person.

“Due Diligence Review Period” means the period until 12:00PM Eastern standard time on May 9, 2014 during which each party shall complete its initial due diligence review of the respective Transaction Documents.

“Dissenting Shares” has the meaning set forth in Section 2.6.

“DTC” has the meaning set forth in Section 8.3(p).

“Effective Date” has the meaning set forth in Section 2.2(d).

“Effective Time” has the meaning set forth in Section 2.2(d).

“Environmental Laws” means any law, regulation, or other applicable requirement in the United States or Canada relating to (i) releases or threatened release of Hazardous Substance, (ii) pollution or protection of employee health or safety, public health or the environment, or (iii) the manufacture, handling, transport, use, treatment, storage, or disposal of Hazardous Substances.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor law and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any entity which is (or at any relevant time was), with Parent and/or Merger Sub, a member of a “controlled group of corporations,” under “common control” with, or a member of an “affiliated service group,” within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“Escrow Agent” means Broadridge Financial Solutions or such other escrow agent as Parent and the Company shall mutually agree in writing.

“Escrow Agreement” means the Escrow Agreement among the Escrow Agent, Parent, the Company and the Pre-Merger Parent Shareholder Representative.

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“Escrow Period” means the Cash Escrow Period or the Shares Escrow Period, as applicable.

“Evaluation Material” has the meaning set forth in Section 6.3(a).

“Evolution” has the meaning set forth in Section 6.16.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

“Exchange Ratio” has the meaning set forth in Section 2.3(a).

“Existing Sub” means Paulson Investment Company, Inc.

“Existing Sub Capital Stock” means the Existing Sub Common Stock, the Existing Sub Series A Stock and the Existing Sub Series B Stock.

“Existing Sub Ownership Plan” has the meaning set forth in Section 8.3(o).

“Existing Sub Series A Stock” means the shares of Existing Sub Series A Preferred Stock, no par value per share.

“Existing Sub Series B Stock” means the shares of Existing Sub Series B Preferred Stock, no par value per share.

“Existing Sub Common Stock” means the shares of Existing Sub common stock, no par value per share.

“Existing Sub Organization Documents” has the meaning set forth in Section 4.1.

“Export Approvals” has the meaning set forth in Section 3.28(a).

“FDA” has the meaning set forth in Section 3.23(b).

“FFDCA” has the meaning set forth in Section 3.23(b).

“Filing Agreement” has the meaning set forth in Section 8.3(w).

“Final Decision” has the meaning set forth in Section 7.8(c)(ii).

“FINRA” means the Financial Industry Regulatory Authority, the successor to the National Association of Securities Dealers, Inc. (“NASD”) and the member regulation, enforcement and arbitration operations of the New York Stock Exchange.

“GAAP” means United States generally accepted accounting principles as in effect from time to time.

“Governmental Body” means any (i) federal, state, local, municipal, foreign or other government, including any governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers), (ii) multinational organization, or (iii) body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, or any official of any of the foregoing.

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“Hazardous Substance” has the meaning set forth in Section 3.21.

“Inbound Intellectual Property Contracts” has the meaning set forth in Section 3.15(d).

“Indemnification Cash” has the meaning set forth in Section 7.5.

“Indemnification Shares” has the meaning set forth in Section 7.5.

“Indemnification Escrow/Reserve” means the Indemnification Cash and the Indemnification Shares.

“Indemnified Person” means either a Company Indemnified Person or a Parent Indemnified Person, as applicable.

“Intellectual Property” of a Person means all Marks, Patents, Copyrights, Trade Secrets and Domain Names owned by such Person.

“July 2013 Financing Documents” has the meaning set forth in Section 8.3(r).

“July 2013 Investors” has the meaning set forth in Section 8.3(r).

“Knowledge” means, with respect to an individual, that such individual is actually aware of a particular fact or other matter, after due inquiry to determine the accuracy of such fact or other matter. The Company shall be deemed to have Knowledge of a particular fact or other matter if any of the Company Key Employees had Knowledge of such fact or other matter. Parent and Merger Sub shall each be deemed to have Knowledge of a particular fact or other matter concerning Parent or Merger Sub if Trent Davis or Murray G. Smith had Knowledge of such fact or other matter. Parent and Merger Sub shall each be deemed to have Knowledge of a particular fact or other matter concerning Existing Sub if Trent Davis, Murray G. Smith, Kellie Davis, Christopher Clark, Lorraine Maxfield, Carol Rice, Bryan Hagen or Shawn McChesney had Knowledge of such fact or other matter.

“Laws” has the meaning set forth in Section 3.12(a).

“Lease” means any real property lease or any lease or rental agreement, license, right to use or installment and conditional sale agreement to which a Person is a party.

“Licensed Company Intellectual Property” has the meaning set forth in Section 3.15(g).

“Liens” means all mortgages, deeds of trust, security interests, conditional or other sales agreements, liens, pledges, hypothecations, and other encumbrances on or ownership interests in the properties and assets of Parent or the Company, as applicable.

“Liquidating Trust” means the irrevocable liquidating trust described in the October 2013 Proxy Statement.

“Liquidating Trust Indemnification Agreement” means the Indemnification Agreement among the Liquidating Trust, Parent and the Company.

“Majority Stockholders” has the meaning set forth in Section 11.1.

“Marks” of a Person means such Person’s name, all assumed fictional business names, trade names, registered and unregistered trademarks, service marks and applications.

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“Material Adverse Effect” with respect to an entity, means a material adverse effect on the business, operations, results of operations or financial condition of such entity on a consolidated basis; provided, however, that none of the following shall be deemed, either alone or in combination, to constitute, and there shall not be taken into account in determining whether there has been a Material Adverse Effect any adverse effect arising from or attributable or relating to: (i) conditions affecting (A) the industries in which the entity operates or participates, taken as a whole, or (B) the U.S. or global economy or financial markets; (ii) any natural disaster or any acts of terrorism, sabotage, military action or war or any escalation or worsening thereof; or (iii) changes in GAAP or applicable Laws after the date of this Agreement.

“Merger” has the meaning ascribed thereto in the Recitals of this Agreement.

“Merger Consideration” means the shares of Parent Common Stock issuable in connection with and by virtue of the Merger to the holders of Company Capital Stock, based on the applicable Exchange Ratio.

“Merger Sub Common Stock” means the shares of Merger Sub common stock, par value $0.0001.

“Merger Sub Organization Documents” has the meaning set forth in Section 4.1.

“Middlebury” has the meaning set forth in Section 6.16.

“NASDAQ” means the National Association of Securities Dealers Automated Quotations.

“October 2013 Proxy Statement” has the meaning set forth in Section 8.3(q).

“Officer’s Certificate” has the meaning set forth in Section 7.7.

“Options” has the meaning set forth in Section 2.3(f).

“Other Registrations” has the meaning set forth in Section 4.6(b)(ii)

“Outbound Intellectual Property Contracts” has the meaning set forth in Section 3.15(d).

“Outstanding Parent Incentive Awards” has the meaning set forth in Section 4.4(b).

“PCBs” has the meaning set forth in Section 3.21.

“Palladium” has the meaning set forth in Section 6.16.

“Parent” has the meaning set forth in the Recitals of this Agreement.

“Parent 2011 Annual Report” has the meaning set forth in Section 4.7(a).

“Parent 2013 Annual Report” has the meaning set forth in Section 4.7(a).

“Parent Capital Stock” means the Parent Common Stock and the Parent Preferred Stock, representing all authorized share capital of Parent.

“Parent Class A Warrants” means the warrants to purchase Parent Series B Preferred Stock.

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“Parent Class B Warrants” means the warrants to purchase Parent Series B Preferred Stock issued to the July 2013 Investors.

“Parent Common Stock” means the common stock, par value $0.0001 per share, of Parent.

“Parent Financial Statements” has the meaning set forth in Section 4.7(b).

“Parent Incentive Plans” has the meaning set forth in Section 4.4(b).

“Parent Indemnified Persons” has the meaning set forth in Section 7.4.

“Parent Insiders” has the meaning set forth in Section 4.13.

“Parent Latest Balance Sheet” has the meaning set forth in Section 4.19.

“Parent Organization Documents” has the meaning set forth in Section 4.1.

“Parent Preferred Stock” means the Parent Series A Preferred Stock and the Parent Series B Preferred Stock.

“Parent Previous Filings” has the meaning set forth in Section 4.7(a).

“Parent Professional Fees” means the reasonable legal fees on an accountable basis incurred by Parent on or prior to the Effective Date in connection with the preparation and negotiation of the Transaction Documents and the closing of the transactions contemplated hereby or thereby, provided that any legal fees in excess of $50,000 in the aggregate shall require the Company’s prior written consent, which consent shall not be unreasonable withheld and any such increases to which the Company consents shall be in increments of not less than $20,000.

“Parent Representatives” has the meaning set forth in Section 6.13.

“Parent SEC Filings” has the meaning set forth in Section 4.7.

“Parent Series A Preferred Stock” means the Series A Preferred Stock, par value $0.0001 per share, of Parent.

“Parent Series B Preferred Stock” means the Series B Preferred Stock, par value $0.0001 per share, of Parent.

“Parent Voting Agreements” has the meaning set forth in the Recitals to this Agreement.

“Patents” means all patents and patent applications, and any continuation, divisional, renewal, substitute or reissue thereof, or any legal equivalent thereof in a foreign country, and all inventions and discoveries that may be patentable in the United States or any foreign country.

“Permits” has the meaning set forth in Section 3.12(b).

“Permitted Liens” means (a) Liens for Taxes not yet delinquent or that are being contested in good faith by appropriate proceedings and for which adequate liabilities have been established on the applicable financial statements included in the Parent Previous Filings, (b) statutory encumbrances of landlords, carriers, warehousemen, mechanics and materialmen and other similar encumbrances imposed by applicable Laws for sums not yet due and payable, (c) Liens in the nature of easements, rights-of-way, restrictions and other similar charges or encumbrances, (d) Liens that do not interfere with the use of the material properties and assets of Parent and which do not materially impair the value of the properties and assets of Parent; and which, in any such case, could not reasonably be expected to have a Material Adverse Effect on Parent or Surviving Company.

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“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, Governmental Body or other entity.

“PLCC Average Price” as of any date is the volume weighted average price of Parent Common Stock as reported by Bloomberg LP for the twenty (20) trading days immediately prior to such date.

“Post-Merger Parent Capitalization” has the meaning set forth in Section 2.3(a).

“Pre-Merger Company Shareholders” mean the holders of Company Capital Stock immediately prior to the Merger.

“Pre-Merger Parent Shareholders” has the meaning set forth in Section 7.4.

“Pre-Merger Parent Shareholder Representative” has the meaning set forth in Section 11.1.

“Pre-Merger Parent Shareholder Representative Agreement” has the meaning ascribed to it in Section 11.1.

“Private Placement” has the meaning set forth in Section 8.3(l).

“Proceeding” means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body, Self-Regulatory Organization or arbitrator.

“Regulation S” has the meaning set forth in Section 2.5(c).

“Regulatory Authorities” has the meaning set forth in Section 3.23(b).

“Related Person” means:

With respect to a specified Person that is an individual:

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(a) each other member of such individual’s Family;

(b) any Person that is directly or indirectly controlled by any one or more members of such individual’s Family;

(c) any Person in which members of such individual’s Family hold (individually or in the aggregate) a Material Interest; and

(d) any Person with respect to which one or more members of such individual’s Family serves as a director, officer, partner, executor or trustee (or in a similar capacity).

With respect to a specified Person other than an individual:

(a) any Person that directly or indirectly controls, is directly or indirectly controlled by or is directly or indirectly under common control with such specified Person;

(b) any Person that holds a Material Interest in such specified Person;

(c) each Person that serves as a director, officer, partner, executor or trustee of such specified Person (or in a similar capacity);

(d) any Person in which such specified Person holds a Material Interest; and

(e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity).

For purposes of this definition, (a) “control” (including “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall be construed as such term is used in the rules promulgated under the Securities Act; (b) the “Family” of an individual includes (i) the individual, (ii) the individual’s spouse, (iii) any other natural person who is related to the individual or the individual’s spouse within the second degree and (iv) any other natural person who resides with such individual; and (c) “Material Interest” means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of voting securities or other voting interests representing at least ten percent (10%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least ten percent (10%) of the outstanding equity securities or equity interests in a Person.

“Release Date” has the meaning set forth in Section 7.6(b).

“Representatives” has the meaning set forth in Section 6.3(a).

“Required Consents” has the meaning set forth in Section 3.2.

“Requisite Company Stockholder Vote” has the meaning set forth in Section 3.2.

“Requisite Parent Stockholder Vote” has the meaning set forth in the Recitals of this Agreement.

“Returns” has the meaning set forth in Section 4.11(a).

“Reverse Split” has the meaning set forth in Section 8.3(x).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

“Self-Regulatory Organization” means a non-governmental organization that has the power to create and enforce industry regulations and standards, including FINRA and NASDAQ.

“Shares Escrow Period” has the meaning set forth in Section 7.6(a).

“SOX” has the meaning set forth in Section 4.7(c).

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“Software” means all computer software and subsequent versions thereof, including source code, object, executable or binary code, objects, comments, screens, user interfaces, report formats, templates, menus, buttons and icons and all files, data, materials, manuals, design notes and other items and documentation related thereto or associated therewith.

“Stock Option Plan” has the meaning set forth in Section 2.3(f).

“Stockholder Questionnaire” has the meaning set forth in Section 8.2(f).

“Subsidiary” with respect to any Person, means each business entity in which such Person owns directly or indirectly any of the voting securities or voting interest of such entity, and shall, in each case, unless otherwise indicated, be deemed to refer to both direct and indirect subsidiaries of such Person.

“Surviving Company” has the meaning set forth in Section 2.1.

“Tax” or “Taxes” (and, with correlative meaning, “Taxable” and “Taxing”) means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, environmental taxes, customs duties, capital stock, franchise, employees’ income withholding, foreign or domestic withholding, social security, unemployment, disability, workers’ compensation, employment-related insurance, real property, personal property, sales, use, transfer, value added, alternative or add-on minimum or other governmental tax, fee, assessment or charge of any kind whatsoever including any interest, penalties or additions to any Tax or additional amounts in respect of the foregoing.

“Third Party” means a Person that is not a party to this Agreement.

“Third-Party Claim” means any claim against any Indemnified Person by a Third Party, whether or not involving a Proceeding.

“Trade Secrets” of a Person means all know-how, trade secrets, confidential or proprietary information, customer lists, Software, technical information, data, process technology, plans, drawings and blue prints owned by such Person.

“Transaction Documents” means this Agreement and the documents evidencing the Private Placement.

“Unscheduled Outbound IP Contracts” has the meaning set forth in Section 3.15(d).

“Venture Debt” has the meaning set forth in Section 8.3(s).

“Warrants” has the meaning set forth in Section 3.4(b).

Article II
MERGER

2.1     The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with applicable provisions of the DGCL, subject to the satisfaction or waiver of the conditions set forth in Article VIII, at the Effective Time: (i) Merger Sub will merge with and into the Company, and (ii) the Company will remain the surviving corporation in the Merger as a wholly-owned subsidiary of Parent. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue its existence under the laws of the State of Delaware. The Company, in its capacity as the corporation surviving the Merger, is hereinafter sometimes referred to as the “Surviving Company”. The Merger will be effected pursuant to the Certificate of Merger in accordance with the provisions of, and with the effect provided in, Section 251 of the DGCL.

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2.2     Effects of Merger.

(a)     At the Effective Time, (i) the certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Company and (ii) the bylaws of the Company as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Company.

(b)     Parent, the Company and Merger Sub, respectively, shall each use its best efforts to take all such action as may be necessary or appropriate to effectuate the Merger in accordance with the DGCL at the Effective Time.

(c)     If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Company with full right, title and possession to all properties, rights, privileges, immunities, powers and franchises of either the Company or Merger Sub, the officers of the Surviving Company are fully authorized in the name of Parent, the Company and Merger Sub or otherwise to take, and shall take, all such lawful and necessary action.

(d)     Subject to the provisions of Article VIII and Article IX hereof, the closing of the transactions contemplated hereby (the “Closing”) shall take place no later than five (5) business days following the satisfaction or waiver of the conditions set forth in Article VIII, by electronic communication at such time as the Company and Parent mutually agree, or such later date and time as the Company and Parent may mutually agree after the satisfaction or waiver of such conditions (the “Closing Date”). On the Closing Date, the parties hereto will cause the Certificate of Merger to be filed with the Delaware Secretary of State in accordance with the DGCL. The Merger shall be effective when the filing of the Certificate of Merger is accepted by the Delaware Secretary of State (the “Effective Time”). As used herein, the term “Effective Date” shall mean the date on which the Effective Time occurs.

2.3     Effect on Company Capital Stock and Merger Sub Capital Stock. To effectuate the Merger, and subject to the terms and conditions of this Agreement, at the Effective Time:

(a)     Each share of Company Capital Stock issued and outstanding immediately prior to the Effective Time (other than shares cancelled and extinguished pursuant to this Section 2.3 and Dissenting Shares) shall automatically be converted into and exchangeable for 1.226 shares of Parent Common Stock (subject to proportionate adjustment for any Reverse Split) (the “Exchange Ratio”), such that the capital structure of Parent immediately after the Effective Time and satisfaction of the conditions to Closing set forth in Article VIII hereof shall be as set forth in Exhibit B hereto (the “Post-Merger Parent Capitalization”). For the absence of doubt, all of the shares of Company Capital Stock outstanding immediately prior to the Effective Time shall be converted into an aggregate of 42,772,713 shares of Parent Common Stock (subject to proportionate adjustment for any Reverse Split) at the Effective Time. The Company and Parent agree to cooperate in good faith to amend this Agreement prior to the conclusion of the Due Diligence Review Period to adjust the Exchange Ratio if and to the extent needed for the conversion of Company Capital Stock to Parent Common Stock hereunder to remain consistent with the Post-Merger Parent Capitalization.

(b)     No fraction of a share of Parent Common Stock will be issued pursuant to Section 2.3(a), but in lieu thereof each holder of shares of Company Capital Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock to be received by such holder) shall receive from Parent one full share of Parent Common Stock (i.e., rounded up to the nearest whole share).

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(c)     All shares of Company Capital Stock held at the Effective Time by the Company as treasury stock or otherwise, if any, will be cancelled and extinguished and no payment will be made with respect to those shares.

(d)     The sole share of Merger Sub Common Stock issued and outstanding immediately prior to the Effective Time will be converted into and become one validly issued, fully paid and nonassessable share of common stock of the Surviving Company, which shall represent all of the issued and outstanding shares of common stock of the Surviving Company immediately following the Effective Time.

(e)     Subject to, and immediately prior to the Effective Date, all outstanding convertible debt securities issued by the Company, which are as set forth on Schedule 2.3(e) (the “Company Convertible Notes”), shall be converted into capital stock of the Company subject to and in accordance with the Post-Merger Parent Capitalization, and at the Effective Time the Company shall have no Company Convertible Notes or other indebtedness outstanding.

(f)     At the Effective Date, Parent shall assume all of the Company’s rights and obligations under the options to purchase Company Capital Stock, pursuant to the Company’s 2006 Stock Option Plan (the “Stock Option Plan”), that are outstanding immediately prior to the Effective Time, which stock options are disclosed in Schedule 2.3(f) hereto and have not prior to the Effective Date been exercised, cancelled or terminated nor expired (collectively the “Options”). Parent shall reserve for issuance a sufficient number of shares of Post-Conversion Parent Common Stock for delivery upon exercise of the Options assumed by Parent. The Options shall be assumed in accordance with the terms and conditions of the Stock Option Plan and on the same terms and conditions as were applicable under the Stock Option Plan immediately prior to the Effective Time, except that, from and after the Effective Time: (i) all actions to be taken under the Stock Option Plan or the Options by the Company’s Board of Directors shall be taken by the Board of Directors of Parent or a committee thereof, (ii) each Option shall evidence the right to purchase a number of shares of Parent Common Stock (rounded down to the nearest whole share) equal to the number of shares of Company Capital Stock into which such Options are exercisable immediately prior to the Effective Time multiplied by the Exchange Ratio, (iii) the new option price for each share of Post-Conversion Parent Common Stock issuable upon exercise of an Option shall be determined by dividing the option exercise price immediately prior to the Effective Time by the Exchange Ratio (rounded up to the nearest cent) and (iv) all references in the Options and the Stock Option Plan to the Company and Company Capital Stock shall be deemed to be references to Parent and Parent Common Stock, respectively, after giving effect to the adjustments pursuant to clauses (ii) and (iii) above. Notwithstanding the foregoing, the exercise price and the number of shares of Post-Conversion Parent Common Stock subject to each Option shall be determined in a manner consistent with the requirements of Section 409A of the Code to the extent applicable; and provided, further, that in the case of any  Option to which Section 422 of the Code applies, the option exercise price, the number of shares subject to such Option and the terms and conditions of exercise of such Option shall be determined in accordance with the foregoing, subject to such adjustments as are necessary in order to satisfy the requirements of Section 424(a) of the Code.  Any restriction on the exercise of any Option assumed by Parent shall continue in full force and effect and the term, exercisability and other provisions of such Option shall otherwise remain unchanged as a result of the assumption of such Option.

(g)     Parent’s Board of Directors shall authorize the grants to those persons set forth on Schedule 2.3(g) of new options to purchase Parent Common Stock following the Merger in the amounts set forth thereon, pursuant to the VBI Vaccines Inc. 2014 Equity Incentive Plan, described in Section 8.3(z) hereof, with grant dates as of the Closing Date.

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2.4     Rights of Holders of Certificates Evidencing Company Capital Stock. On and after the Effective Time and until surrendered for exchange, each outstanding stock certificate that immediately prior to the Effective Time represented shares of Company Capital Stock (except Dissenting Shares) shall be deemed for all purposes, to evidence ownership of and to represent the number of whole shares of Parent Common Stock into which such shares of Company Capital Stock shall have been converted pursuant to Section 2.3(a) above. In any matters relating to such certificates of Company Capital Stock, Parent may rely conclusively upon the record of stockholders maintained by the Company containing the names and addresses of the holders of record of Company Capital Stock on the Effective Time.

2.5     Procedure for Exchange of Company Capital Stock.

(a)     At the Effective Time, by virtue of the Merger and without any action on the part of Parent, the Company or the holders of any of the following securities, each share of Company Capital Stock (which shall be all of the capital stock of the Company issued or issuable) outstanding immediately prior to the Effective Time (other than Dissenting Shares), shall be converted into the right to receive the number of shares of Parent Common Stock set forth in Section 2.3(a) hereof; at the Effective Time, holders of certificates theretofore evidencing outstanding shares of Company Capital Stock (except Dissenting Shares), upon surrender of such certificates to the Secretary of Parent, shall be entitled to receive certificates representing the number of shares of Parent Common Stock into which shares of Company Capital Stock theretofore represented by the certificates so surrendered are exchangeable as provided in Section 2.3(a) hereof. Parent shall not be obligated to deliver any such shares of Parent Common Stock to which any former holder of shares of Company Capital Stock is entitled until such holder surrenders the certificate or certificates representing such shares. Upon surrender, each certificate evidencing Company Capital Stock shall be cancelled. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of shares of Company Capital Stock. From and after the Effective Time, the holders of certificates and book-entry shares representing Company Capital Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares except as otherwise provided for herein or by applicable Laws. If, after the Effective Time, certificates are presented to the Surviving Company for any reason, they shall be cancelled and exchanged as provided in this Agreement. All shares of Company Capital Stock that are held in treasury for the Company, and all shares of Company Capital Stock owned of record by Parent or any of its direct or indirect wholly-owned subsidiaries, including Merger Sub, shall be cancelled and shall cease to exist, with no payment being made with respect thereto.

(b)     All shares of Parent Common Stock issued upon the surrender for exchange of Company Capital Stock, in accordance with the above terms and conditions shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such shares of Company Capital Stock.

(c)     Any shares of Parent Common Stock issued in the Merger will not be transferable except (i) pursuant to an effective registration statement under the Securities Act or (ii) upon receipt by Parent of a written opinion of counsel for the holder reasonably satisfactory to Parent to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and applicable state securities laws. For any shares of Parent Common Stock issued in the Merger pursuant to Regulation S of the Securities Act (“Regulation S”), Parent will be required to refuse to register the future transfer of such shares not made either in accordance with Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption.

Restrictive legends shall be placed on all certificates representing shares of Parent Common Stock, issued in the Merger to U.S. stockholders, substantially as follows:

NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”) OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE SECURITIES LAWS.

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Restrictive legends shall be placed on all certificates representing shares of Parent Common Stock, issued in the Merger to non-U.S. stockholders, substantially as follows:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD ONLY PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT. THESE SECURITIES MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THESE SECURITIES BY HIS, HER OR ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THESE SECURITIES, PRIOR TO THE DATE WHICH IS SIX MONTHS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THESE SECURITIES (OR ANY PREDECESSOR OF THESE SECURITIES), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO THE COMPANY. THE HOLDER OF THESE SECURITIES BY HIS, HER OR ITS ACCEPTANCE HEREOF FURTHER AGREES NOT TO ENGAGE IN HEDGING TRANSACTIONS INVOLVING THESE SECURITIES UNLESS SUCH TRANSACTIONS MEET THE REQUIREMENTS AND COMPLY WITH THE SECURITIES ACT.

(d)      In the event any certificate for Company Capital Stock shall have been lost, stolen or destroyed, Parent shall issue in exchange for such lost, stolen or destroyed certificate, promptly following its receipt of an affidavit of that fact by the holder thereof, such shares of the Parent Common Stock, as may be required pursuant to this Agreement; provided, however, that Parent, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen or destroyed certificate to deliver a bond in such sum as it may direct as indemnity against any claim that may be made against Parent or any other party with respect to the certificate alleged to have been lost, stolen or destroyed.

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2.6     Dissenting Shares. Notwithstanding anything to the contrary set forth in this Agreement, no shares of Company Capital Stock issued and outstanding immediately prior to the Effective Time and in respect of which appraisal rights shall have been perfected in accordance with Section 262 of the DGCL in connection with the Merger (collectively, “Dissenting Shares”) shall be converted into a right to receive that portion of the Merger Consideration otherwise issuable to the holder of such Dissenting Shares as provided in Section 2.3(a), but shall instead be converted into the right to receive such consideration as may be determined to be due with respect to such Dissenting Shares pursuant to the DGCL. Each holder of Dissenting Shares who, in accordance with Section 262 of the DGCL, becomes entitled to payment of the “fair value” for such shares shall receive payment therefor from the Surviving Company in accordance with such laws (but only after the value therefore shall have been agreed upon or finally determined pursuant to the DGCL); provided, however, that if any such holder of Dissenting Shares shall have effectively withdrawn such holder’s demand for appraisal of such shares or failed to perfect or lost such holder’s right to appraisal and payment of such shares under Section 262 of the DGCL, such holder or holders (as the case may be) shall forfeit the right to appraisal of such shares and each such share shall thereupon be deemed to have been cancelled, extinguished and exchanged, as of the Effective Time, into and represent the right to receive from Parent shares of Parent Common Stock, as provided in Section 2.3 above. The Company shall provide Parent with (i) prompt written notice of any demands received by the Company for appraisal of shares of Company Capital Stock, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL that relates to such demand, and (ii) the opportunity to participate in all negotiations and Proceedings with respect to such demands. Except with the prior written consent of Parent, the Company shall not make any payment with respect to, or settle or offer to settle, any such demands.

2.7     Directors and Officers of the Surviving Company. From and after the Effective Time, the directors and officers of the Surviving Company shall be the persons who were directors and officers of the Company immediately prior to the Effective Time, respectively. These directors and officers of the Surviving Company shall hold office for the term specified in, and subject to the provisions contained in, the certificate of incorporation and bylaws of the Surviving Company and applicable law.

Article III
REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

The Company hereby represents and warrants to Parent and the Pre-Merger Parent Shareholder Representative as follows:

3.1     Organization and Qualification. The Company and each Company Subsidiary are, and on the Effective Date will be, corporations duly organized, validly existing and in good standing under the Laws of their respective jurisdictions of incorporation or organization, and have the respective requisite corporate power to carry on their respective businesses as now conducted. The copies of the certificate of incorporation and bylaws of the Company, and the equivalent organizational and governing documents of each Company Subsidiary, that have been made available to Parent prior to the date of this Agreement are correct and complete copies of such documents as in effect as of the date hereof, and shall be in effect on the Effective Date. The Company and each Company Subsidiary are, and on the Effective Date will be, licensed or qualified to do business in every jurisdiction in which the nature of their respective business or ownership of property requires the Company or such Company Subsidiary to be licensed or qualified, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on the Company or the Surviving Company.

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3.2     Authority Relative to this Agreement; Non-Contravention. The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including the enforcement of the Company Voting Agreements and the vote contemplated thereby, and the Merger. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and, except for approval of the Merger and adoption of this Agreement by the affirmative vote of a majority of votes that holders of the outstanding shares of Company Capital Stock are entitled to cast (the “Requisite Company Stockholder Vote”), which will be obtained prior to Closing, no other corporate actions on the part of the Company are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming it is a valid and binding obligation of Parent and Merger Sub, constitutes a valid and binding obligation of the Company enforceable in accordance with its terms except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies, generally. Except for (i) the filing of the Certificate of Merger with the Secretary of State of Delaware and (ii) the consents set forth on Schedule 3.2 (the “Required Consents”), no authorization, consent or approval of, or filing with, any public body, court or authority is necessary on the part of the Company for the consummation by the Company of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals and filings as to which the failure to obtain or make the same would not have a Material Adverse Effect on Parent, the Company or the Surviving Company or adversely affect the consummation of the transactions contemplated hereby. Other than the Stockholders Agreement, dated December 28, 2006, among the Company and the stockholders of the Company party thereto, the Company is not party to any stockholder rights plan or “poison pill” agreement or other similar agreement.

3.3     No Conflicts. None of the execution, delivery or performance of this Agreement by the Company, the consummation by the Company of the Merger or any other transaction contemplated by this Agreement, or the Company’s compliance with any of the provisions of this Agreement will (with or without notice or lapse of time, or both): (a) subject to obtaining the Requisite Company Stockholder Vote, conflict with or violate any provision of the Company’s certificate of incorporation or bylaws or any equivalent organizational or governing documents of any Company Subsidiary, (b) assuming that all consents, approvals, authorizations and permits described in Section 3.2 have been obtained and all filings and notifications described in Section 3.2 have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to the Company or any Company Subsidiary or any of their respective properties or assets or (c) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a change of control or default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien upon any of the respective properties or assets of the Company or any Company Subsidiary pursuant to, any Contract, Permit or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which they or any of their respective properties or assets may be bound or affected, except, with respect to clauses (b) and (c), for any such conflicts, violations, consents, breaches, losses, changes of control, defaults, other occurrences or Liens which, individually or in the aggregate, have not had a Material Adverse Effect on the Company.

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3.4     Capitalization.

(a)     As of the date hereof, the Company is and at the Effective Time will be, authorized to issue (i) 45,000,000 shares of Company Common Stock, of which 4,948,304 shares are issued and outstanding as of the date of this Agreement; (ii) 30,000,000 shares of preferred stock, par value $0.01 per share, of which 30,000,000 shares are designated Company Series A Preferred Stock, of which 16,278,336 are issued and outstanding as of the date of this Agreement, which collectively represent all of the outstanding Company Capital Stock. The issued and outstanding shares of Company Capital Stock are, and at the Effective Time will be, duly authorized, validly issued, fully paid and nonassessable and not issued in violation of any preemptive rights and free from any restrictions on transfer (other than restrictions under the Securities Act or state securities laws) or any option, lien, pledge, security interest, encumbrance, restriction or charge of any kind. As of the date hereof, an aggregate of 10,703,034 shares of Company Common Stock are subject to issuance pursuant to Options granted under the Stock Option Plan. All shares of Company Common Stock subject to issuance under the Stock Option Plan, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable (including payment of the exercise price thereon), will be duly authorized, validly issued, fully paid and non-assessable.

(b)     As of the date hereof, an aggregate of 3,599,621 shares of Company Common Stock are subject to issuance pursuant to Company warrants to purchase Company Common Stock (the “Warrants”) that will be cancelled at or prior to the Effective Time. All shares of Company Common Stock subject to issuance under the Warrants, when issued in accordance with the terms and conditions specified in the instruments pursuant to which they were issued, were or will be duly authorized, validly issued, fully paid and non-assessable. Other than the Options, the Company has, and at the Effective Time will have, no other equity securities or securities containing any equity features authorized, issued or outstanding. Other than as described in Schedule 3.4(a), there are no other commitments, agreements or other rights or arrangements existing which provide for the sale or issuance of common stock or any other securities by the Company of any kind and there are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire from the Company any shares of Company Capital Stock or other securities of the Company of any kind, and, there will not be any such agreements prior to or at the Effective Date. There are, and on the Effective Date there will be, no commitments, agreements or other obligations (contingent or otherwise) which may require the Company to repurchase or otherwise acquire any shares of Company Capital Stock or other securities. The Company does not have, and on the Effective Date, will not have, any subsidiaries, nor does it have any direct or indirect interest in any other business entity and does not own, and is not party to any contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other Person. Except as contemplated by this Agreement and as set forth on Schedule 3.4(b), the Company is not a party to, and, to the Company’s Knowledge, there do not exist any voting trusts, proxies, or other contracts with respect to the voting of shares of Company Capital Stock, other than the Company Voting Agreements. Except as set forth on Schedule 3.4(b), there are no outstanding obligations of the Company (i) restricting the transfer of, (ii) affecting the voting rights of, (iii) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (iv) requiring the registration for sale of or (v) granting any preemptive or antidilutive rights with respect to, any shares of Company Capital Stock.

(c)     Schedule 3.4(c) sets forth the issued and outstanding capital stock of each Company Subsidiary and the ownership of such capital stock.

3.5     Litigation. Except as set forth on Schedule 3.5, there are no Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary or, to the Knowledge of the Company, any of the Company’s Key Employees, the Company’s directors or the Company’s nominees for officer or director of Parent upon the Effective Time, which in any such case would have a Material Adverse Effect on the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary is a party to any order, judgment or decree issued by any Governmental Body that would have a Material Adverse Effect on the Company or any Company Subsidiary.

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3.6     Brokers or Finders. Other than as set forth on Schedule 3.6, neither the Company nor any of its officers, directors, employees or Affiliates has employed any broker, finder, investment banker or investment advisor or Person performing similar function, or incurred any liability, for brokerage commissions, finders’ fees, investment advisory fees or similar compensation, in connection with the transactions contemplated by this Agreement.

3.7     Financial Statements.

(a)     The Company has made available to Parent the audited balance sheet of the Company and the Company Subsidiaries (on a consolidated basis) as of December 31, 2013 (the “Company Latest Balance Sheet”) and December 31, 2012 and the related statements of income, changes in stockholders’ equity, and cash flows of the Company and the Company Subsidiaries (on a consolidated basis) for the years then ended (collectively, the “Company Financial Statements”). The Company Financial Statements are complete and correct in all material respects as of their respective dates and prepared in accordance with GAAP and applied on a consistent basis during the periods involved (except in each case as described in the notes thereto) and on that basis present fairly, in all material respects, the financial position and the results of operations, changes in stockholders’ equity, and cash flows of the Company and each Company Subsidiary as of the dates of and for the periods referred to in the Company Financial Statements.

(b)     The Company has designed and maintains a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting for the Company and each Company Subsidiary.

(c)     Neither the Company nor any Company Subsidiary nor, to the Knowledge of the Company, any director, officer, auditor, accountant or representative of the Company or any Company Subsidiary has received or otherwise had or obtained knowledge of any substantive complaint, allegation, assertion or claim, whether written or oral, that the Company or any Company Subsidiary has engaged in questionable accounting or auditing practices.

(d)     The Company maintains and has maintained a standard system of accounting established and administered in accordance with GAAP. The Company has made available to Parent accurate and complete copies of any written descriptions of, and any policies, manuals and other documents promulgating, such internal accounting controls.

3.8     Books and Records. The books of account, minute books, stock record books, and other records of the Company, complete copies of which have been made available to Parent, have been properly kept and contain no inaccuracies except for inaccuracies that would not reasonably be expected to have a Material Adverse Effect on the Company. At the Closing, all of the Company’s records will be in the possession of the Company or its counsel.

3.9     No Undisclosed Liabilities. Except as reflected on Schedule 3.9 or in the Company Latest Balance Sheet, the Company has not incurred any liabilities or obligations of any nature (whether accrued, absolute, fixed, contingent, determined, determinable, unliquidated or otherwise, except (i) liabilities which have arisen after the date of the Company Latest Balance Sheet in the ordinary course of business, or (ii) liabilities under this Agreement.

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3.10     Subsidiaries. Each Company Subsidiary is set forth on Schedule 3.10.

3.11     Material Changes.  Since the date of the Company Latest Balance Sheet, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect on the Company or any Company Subsidiary, (ii) the Company has not altered its method of accounting, and (iii) except as set forth in Schedule 3.11, the Company has not issued any equity or equity-linked securities.

3.12     Compliance with Laws.

(a)     Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or any Company Subsidiary, or would not reasonably be expected to prevent or materially impair the consummation of the transactions contemplated by this Agreement, the business of the Company or any Company Subsidiary has not been, and as of the Effective Date will not be conducted in violation of any applicable United States federal, state or local, non-United States, national, provincial or local, or multinational law, statute or ordinance, common law, or any rule, regulation, directive, treaty provision, or any applicable judgment, agency requirement, license or permit of any Governmental Body (collectively, “Laws”). No investigation, audit or review by any Governmental Body with respect to the Company or any Company Subsidiary is pending or, to the Knowledge of the Company, threatened, nor has any Governmental Body notified the Company in writing of its intention to conduct the same, except for (i) such investigations or reviews that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or any Company Subsidiary and/or (ii) any investigation or review related to the Merger. As of the date hereof, the Company has not received any notice or communication of any material noncompliance with any applicable Laws that has not been cured as of the date hereof.

(b)     The Company and each Company Subsidiary holds, to the extent legally required to operate its business as such businesses is being operated as of the date hereof, all permits, licenses, clearances, authorizations, certificates, variances, exemptions, registrations and approvals from all federal, state, local and foreign authorities (collectively, “Permits”), except for any Permits for which the failure to obtain or hold would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or any Company Subsidiary. No suspension or cancellation of any Permits of the Company or any Company Subsidiary is pending or, to the Knowledge of the Company, threatened, except for any such suspension or cancellation which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or any Company Subsidiary. The Company and each Company Subsidiary is in compliance with the terms of all Permits, except where the failure to be in such compliance would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company or any Company Subsidiary.

3.13     Tax Free Reorganization. Neither the Company nor, to the Company’s Knowledge, any of its Affiliates has taken or agreed to take any action that would prevent the Merger, taken together with the subsequent merger of the Company with and into Parent, from qualifying as a reorganization under Section 368(a) of the Code.

3.14     Information. All of the written information provided by, or on behalf of, the Company regarding the Company or any of their respective officers, directors, employees, agents or other representatives, to the Parent or its representatives for the express purpose of the Parent (a) preparing any filings to be made with the SEC or any other Governmental Body, and (b) providing a compliance plan or other written information to the staff of the NASDAQ Stock Market, in connection with the consummation of the transactions contemplated hereby is accurate and complete in all material respects.

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3.15     Intellectual Property.

(a)     Schedule 3.15(a) contains a complete and accurate list of all Patents, Marks, Domain Names and Copyrights of the Company and each Company Subsidiary, in each case listing, as applicable: (i) for each Patent, the name of the current owner, the Patent number or application serial number, the jurisdiction in which it was filed, the filing and issuance/grant dates, and the present prosecution status, (ii) for each registered Trademark or Trademark application, the name of the applicant/registrant, the jurisdiction where the application/registration is located, the filing date, the registration date, application serial number or registration number, the class of goods covered, and the nature of the goods or services, (iii) for each Domain Name, the name of the registrant and the registration date(iv) for each registered Copyright or Copyright application, the name of the applicant/registrant, the jurisdiction where the application/registration is located, the application or registration number, and date of such application or registration and (v) for each item of registered Company Intellectual Property, any Person other than the Company that has an ownership interest therein and the nature of such ownership interest. Schedule 3.15(a) also contains a complete and accurate list of all material unregistered Marks used or held for use by the Company or any Company Subsidiary and all material unregistered Copyrights included in the Company Intellectual Property.

(b)     For each item of registered Company Intellectual Property: (i) all necessary registration, maintenance and renewal fees due and payable as of the Closing Date have been paid and (ii) other than as set forth on Schedule 3.15(a), there are no actions (including payment of any fees or filing of any documents) that must be taken within 90 days following the Closing Date (or reasonable estimation thereof) for purposes of obtaining, maintaining, perfecting, preserving or renewing such registered Company Intellectual Property.

(c)     None of the Company Intellectual Property is involved in or subject to any pending or, to the Company’s Knowledge, threatened Proceeding regarding ownership, use, invalidity or enforceability, including any interference, reexamination, cancellation, or opposition proceeding. To the Knowledge of the Company, there are no facts, circumstances, or information that would be expected to: (i) render any of the Company’s rights to its Intellectual Property invalid or unenforceable or (ii) adversely affect, limit, restrict, impair, or impede the ability of the Surviving Company to use and practice the Company Intellectual Property upon the Closing in the same or similar manner as currently used and practiced by the Company (and as currently planned to be used and practiced). To the Knowledge of the Company, the Company Intellectual Property is subsisting and in full force and effect, and has not been abandoned or passed into the public domain.

(d)     Schedule 3.15(d) contains a complete and accurate list of all Contracts to which the Company or any Company Subsidiary is a party, or by which the Company or any Company Subsidiary is otherwise bound, under which the Company or any Company Subsidiary has granted or agreed to grant to any Third Party any assignment, license, covenant not to sue, release, immunity or other right with respect to Intellectual Property (“Outbound Intellectual Property Contracts”), other than nondisclosure agreements, end user license agreements, and terms of use entered into in the ordinary course of business on Company’s or a Company Subsidiary ’s applicable standard form agreement without material changes (“Unscheduled Outbound IP Contracts”). Schedule 3.15(d) contains a complete and accurate list of all Contracts to which the Company or any Company Subsidiary is a party, or by which the Company or any Company Subsidiary is otherwise bound under which any Third Party has granted or agreed to grant to the Company or any Company Subsidiary any assignment, license, covenant not to sue, release, immunity or other right with respect to Intellectual Property (“Inbound Intellectual Property Contracts”), other than employment agreements between Company and its employees and non-exclusive, proprietary (i.e., non-open source) inbound software licenses generally commercially available on commercially reasonable terms with annual license fees under $10,000 in the aggregate that do not relate to the Company Intellectual Property (“Unscheduled Inbound IP Contracts”).

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(e)     Neither this Agreement nor the transactions contemplated by this Agreement will violate or result in the breach, material modification, cancellation, termination or suspension of, or acceleration of any payments under, any Contract related to the Company Intellectual Property (“Company Intellectual Property Contracts”). Following the Closing Date, the Surviving Company or each applicable Company Subsidiary will have and be permitted to exercise all of the Company’s (or such Company Subsidiary ’s, as the case may be) rights under all Company Intellectual Property Contracts (and will have the same rights with respect to the Intellectual Property of Third Parties included in the Company Intellectual Property) to the same extent the Company (or such Company Subsidiary, as the case may be) would have had, and been able to exercise, had the transactions contemplated by this Agreement not occurred, without payment of any additional amounts or consideration other than ongoing fees, royalties or payments that the Company (or such Company Subsidiary, as the case may be) would have been required to pay anyway even if such transactions had not occurred.

(f)     Neither this Agreement nor the transactions contemplated by this Agreement, nor any Contracts to which the Company or any Company Subsidiary is a party (including the assignment (if any) to the Surviving Company upon or at any time following Closing, by operation of law or otherwise, of any such Contracts), will result in (i) any Third Party being granted the right to exercise any rights to or access to, or the placement in or release from escrow, any Company Intellectual Property, (ii) violation, breach, material modification, cancellation, termination or suspension of, or acceleration of any payments under, the Company Intellectual Property Contracts or (iii) Parent or any of its Affiliates or the Surviving Company (x) granting or being required to grant to any Third Party any license, covenant not to sue, immunity or other right with respect to any Company Intellectual Property, (y) being bound by, or subject to, any non-compete or other restriction on the operation or scope of their respective businesses or (z) being obligated to pay any amounts, or offer discounts to any Person, except, with respect to Surviving Company in each case (x)-(z), to the same extent that the Company or any Company Subsidiary would have been so obligated even if such transactions had not occurred.

(g)     To the Knowledge of the Company, the Company or a Company Subsidiary solely and exclusively owns all right, title and interest in and to (including the sole right to enforce) the Company Intellectual Property, free and clear of any and all Liens. Neither the Company nor any Company Subsidiary has (i) licensed any Company Intellectual Property, to any Third Party, except pursuant to an Outbound Intellectual Property Contract listed on Schedule 3.15(d) or an Unscheduled Outbound IP Contract or (ii) exclusively licensed any such Company Intellectual Property, to any Third Party. The Company or a Company Subsidiary is listed in the records of the appropriate Governmental Body as the sole owner of each item of Company Intellectual Property. All Company Intellectual Property subject to a license (“Licensed Company Intellectual Property”) is licensed by the Company or a Company Subsidiary pursuant to a valid Inbound Intellectual Property Contract listed on Schedule 3.15(d) for use in the manner in which it is currently used by the Company or any Company Subsidiary. All Company Intellectual Property is either owned by the Company or Licensed Company Intellectual Property.

(h)     To the Company’s Knowledge, the Intellectual Property included in the Company Intellectual Property and Licensed Company Intellectual Property include all of the Intellectual Property that is necessary to enable the Surviving Company to conduct the business of the Company and any Company Subsidiary as currently conducted. Immediately following the Effective Time, the Surviving Company will own or have (pursuant to the Inbound Intellectual Property Contracts) the same rights that the Company and the Company Subsidiaries had immediately prior to the Closing with respect to such Intellectual Property.

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(i)     The Company and each Company Subsidiary has taken steps consistent with industry standards, and in any event no less than reasonable steps, to safeguard and maintain the secrecy and confidentiality of, and its proprietary rights in, all Trade Secrets provided by Third Parties for which the Company has an obligation of confidentiality and any other Trade Secrets that are included in the Company Intellectual Property. Neither the Company nor any Company Subsidiary has authorized the disclosure of any Trade Secret included in the Company Intellectual Property, nor, to the Knowledge of the Company, has any such Trade Secret been disclosed to a Third Party by the Company or any Company Subsidiary, in each case other than pursuant to a valid and enforceable confidentiality agreement with respect thereto. To the Knowledge of the Company, no person has misappropriated, made any unauthorized disclosure of, or breached its confidentiality obligations with respect to any Trade Secret included in the Company Intellectual Property.

(j)     Each current and former employee, officer, consultant and contractor of the Company or any Company Subsidiary (“Company Personnel”), who is or has been involved in the development of any Company Intellectual Property, has executed and delivered to the Company or the Company Subsidiary applicable employment or contractor agreements, non-disclosure agreements, or assignment agreements that assign to the Company or any Company Subsidiary all Intellectual Property developed in connection with such Person’s work for the Company or any Company Subsidiary, which applicable documents contain contractual terms reasonably protective of the Trade Secrets of the Company and each Company Subsidiary. To the Knowledge of the Company, no Company Personnel is in breach of any such agreement. To the Knowledge of the Company, no Company Personnel has any ownership, license, or other right in any Company Intellectual Property, and neither the Company nor any Company Subsidiary owes any royalties, license fees or other amounts to any Company Personnel with respect to any Company Intellectual Property.

(k)     To the Knowledge of the Company no government funding, facilities or funding of a university, college, other educational institution or research center or funding from a granting agency was used in the development of any Company Intellectual Property.

(l)     To the Knowledge of the Company, the conduct of the business of the Company and any Company Subsidiary as currently conducted, including the design, development, use, provision, import, branding, advertising, promotion, marketing, manufacture and sale of any Company products (i) does not infringe, misappropriate, use or disclose without authorization, or otherwise violate any rights to Company Intellectual Property of any Third Party and (ii) does not constitute unfair competition or trade practices under the Laws of any relevant jurisdiction.

(m)     Neither the Company nor any Company Subsidiary has received any written notice (or been involved in any Proceeding) alleging (or describing an allegation) that the Company or such Company Subsidiary, the business of the Company or any Company Subsidiary, infringes, misappropriates, uses or discloses without authorization, or otherwise violates any rights to Intellectual Property of any Person or constitutes unfair competition or trade practices under the Laws of any relevant jurisdiction. No Proceeding is pending or, to the Knowledge of the Company, threatened against any Third Party who may be entitled to be indemnified, defended, held harmless, or reimbursed by the Company or any Company Subsidiary with respect to any such allegation or Proceeding. Without limiting the foregoing, neither the Company nor any Company Subsidiary has received any written correspondence asking or inviting the Company or any Company Subsidiary to enter into a Patent license or similar agreement or to obtain a release, immunity, or a covenant not to sue for Patent infringement with respect to the Patents of any other Person.

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3.16     Tax Returns and Payments; PFIC.

(a)     There are no federal, state, provincial, county, local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid federal, state, provincial, county, local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable federal, state, local or foreign governmental agency. The Company has duly and timely filed all federal, state, provincial, county, local or foreign tax returns required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.

(b)     For the fiscal year of the Company Subsidiary in which the Closing occurs, the Company Subsidiary will not be a “passive foreign investment company” within the meaning of Section 1297 of the Code, and the Company Subsidiary expects that it will not become a passive foreign investment company for any fiscal year thereafter. The fiscal year of the Company Subsidiary is the period ending on December 31 of each year.

3.17     Agreements; Actions.

(a)     Schedule 3.17(a) sets forth an accurate and complete list of each Contract to which the Company or any Company Subsidiary is a party or which binds or affects their respective properties or assets that would be required to be filed by a publicly reporting company as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act. Each such Contract is a legally valid, binding and enforceable obligation of the Company or such Company Subsidiary and, to the Knowledge of the Company, of the other party or parties thereto, in accordance with tis terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally; each such Contract is in full force and effect and, upon consummation of the Merger, shall continue to be in full force and effect without penalty, acceleration, termination, repurchase right or other adverse consequence; the Company and such Company Subsidiary has in all material respects performed the obligations required by it under each such Contract;. Except as set forth on Schedule 3.17(a), there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $25,000, (ii) the license of any Patent, Copyright, Mark, Trade Secret or other proprietary right to or from the Company, (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other Person that limit the Company’s exclusive right to develop, manufacture, assemble, distribute, market or sell its products, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

(b)     The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of Company Capital Stock, (ii) except as set forth on Schedule 3.17(b), incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $50,000 in the aggregate, (iii) made any loans or advances to any Person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

For the purposes of subsections (b) and (c) of this Section 3.17, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same Person (including Persons the Company has reason to believe are affiliated with each other) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsection.

(c)     The Company is not a guarantor or indemnitor of any indebtedness of any other Person.

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(d)     Except as set forth on Schedule 3.17(d), neither the Company nor its Affiliates has in the past twelve (12) months entered into any written memorandum of understanding or letter of intent with any representative of any Person regarding (i) a sale or exclusive license of all or substantially all of the Company’s assets, or (ii) any merger, consolidation or other business combination transaction of the Company with or into another Person.

3.18     Certain Transactions.

(a)     Except as set forth on Schedule 3.18, other than (i) standard employee benefits generally made available to all employees, (ii) standard director and officer indemnification agreements approved by the Company’s Board of Directors, (iii) the Company Convertible Notes and (iv) the purchase of shares of Company Capital Stock and the issuance of options to purchase shares of the Company’s Common Stock, in each instance approved in the written minutes of the Company’s Board of Directors, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, consultants or Company Key Employees, or any Affiliate thereof.

(b)     Except for the Company Convertible Notes, the Company is not indebted, directly or indirectly, to any of its directors, officers or employees or to their respective spouses or children or to any Affiliate of any of the foregoing, other than in connection with expenses or advances of expenses incurred in the ordinary course of business or employee relocation expenses and for other customary employee benefits made generally available to all employees. None of the Company’s directors, officers or employees, or any members of their immediate families, or any Affiliate of the foregoing (i) are, directly or indirectly, indebted to the Company or, (ii) to the Company’s Knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that directors, officers or employees or stockholders of the Company may own stock in (but not exceeding 2% of the outstanding capital stock of) publicly traded companies that may compete with the Company. To the Company’s Knowledge, none of the Company Key Employees or directors or any members of their immediate families or any Affiliate of any of the foregoing are, directly or indirectly, interested in any contract with the Company. To the Company’s Knowledge, none of its directors or officers, or any members of their immediate families, has any material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with any of the Company’s customers, suppliers, service providers, joint venture partners, licensees and competitors.

3.19     [Reserved].

3.20     Real Property. The Company does not own any real property. Schedule 3.20 sets forth a correct legal description, street address and tax parcel identification number of all tracts, parcels and subdivided lots in which the Company or the Company Subsidiary has a leasehold interest and an accurate description (by location, name of lessor, date of Lease and term expiry date) of all Leases of which the Company or the Company Subsidiary is a party to.

3.21     Environmental and Safety Laws. Except as would not have a Material Adverse Effect on the Company (a) the Company is and has been in compliance with all Environmental Laws, (b) there has been no release or, to the Company’s Knowledge, threatened release of any pollutant, contaminant or toxic or hazardous material, substance or waste, or petroleum or any fraction thereof, (each a “Hazardous Substance”) on, upon, into or from any site currently or heretofore owned, leased or otherwise used by the Company, (c) there have been no Hazardous Substances generated by the Company that have been disposed of or come to rest at any site that has been included in any published federal, provincial or local “superfund” site list or any other similar list of hazardous or toxic waste sites published by any governmental authority in the United States or Canada, and (d) there are no underground storage tanks located on, no polychlorinated biphenyls (“PCBs”) or PCB-containing equipment used or stored on, and no hazardous waste as defined by the Resource Conservation and Recovery Act, as amended, or any applicable federal or provincial Canadian law, stored on, any site owned or operated by the Company, except for the storage of hazardous waste in compliance with Environmental Laws. The Company has made available to Parent true and complete copies of all material environmental records, reports, notifications, certificates of need, permits, pending permit applications, correspondence, engineering studies, and environmental studies or assessments.

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3.22     Brokers. Except as set forth on Schedule 3.6, neither the Company nor any Affiliate of the Company has incurred or will incur on behalf of the Company or any Company Subsidiary, any brokerage, finders’, advisory or similar fee in connection with the transactions contemplated by this Agreement, including the Merger and the Private Placement.

3.23     Regulatory Matters.

(a)     To the Company’s Knowledge, (i) any regulatory filings required to be made with respect to the Company Products have been made and were complete and correct and complied in all material respects with all applicable laws and regulations, (ii) all clinical and pre-clinical trials, if any, of investigational products have been and are being conducted by the Company in compliance with all applicable laws and regulations along with appropriate monitoring of clinical investigator trial sites for their compliance, and (iii) the Company has disclosed to Parent all such regulatory filings and all material communications between representatives of the Company and any such regulatory agency.

(b)     The Company and, to the Company’s Knowledge, the Company’s agents, are in compliance in all material respects with all applicable statutes, rules and regulations of the United States Food and Drug Administration (the “FDA”), the Department of Health (Canada) (the “DOH”) or similar federal, state, provincial or local governmental authority (together with the FDA and DOH, the “Regulatory Authorities”) with respect to the design, manufacture, packaging, sale, labeling, storage, testing, distribution or marketing of any Company Products. The Company has all the necessary and requisite permits, approvals, clearances, registrations, licenses or the like from the Regulatory Authorities to conduct its business as it is currently conducted. The Company is in compliance in all material respects with all applicable registration and listing requirements set forth in the Federal Food, Drug & Cosmetic Act, 21 U.S.C. § 360 (the “FFDCA”), and all similar applicable laws, including the Food and Drugs Act (R.S., 1985, c.F-27) in Canada. The Company adheres in all material respects to applicable regulations in the manufacture of Company Products, including applicable provisions of the FDA’s Quality System regulation as set forth in Title 21 of the Code of Federal Regulations.

(c)     The Company has not received from the Regulatory Authorities any notice of adverse findings, FDA Form 483 inspectional observations, notices of violations, Warning Letters, criminal proceeding notices under Section 305 of the FFDCA, or other similar communication from the Regulatory Authorities. There have been no seizures conducted or, to the Company’s Knowledge, threatened by the Regulatory Authorities, and no recalls, market withdrawals, field notifications, notifications of misbranding or adulteration or safety alerts conducted, requested or, to the Company’s Knowledge, threatened by the Regulatory Authorities, and no recalls, market withdrawals, field notifications, notifications of misbranding or adulteration or safety alerts have been conducted, requested or, to the Company’s Knowledge, threatened by the Regulatory Authorities relating to the Company Products. The Company has not received any written notification that remains unresolved from the FDA or other Regulatory Authorities indicating that any Company Product is misbranded or adulterated as defined in the FFDCA or the rules and regulations promulgated thereunder.

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(d)     Neither the Company nor any officer, employee or, to the Company’s Knowledge, agent of the Company has made an untrue statement of a material fact or fraudulent statements to the FDA or other authorities, failed to disclose a material fact required to be disclosed to the FDA or other authorities, or committed an act, made a statement, or failed to make a statement that, at the time such disclosure was made, could reasonably be expected to provide a basis for the FDA or other authority to invoke its policy respecting Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or any similar policy.

(e)     The Company has not received any written notice that the FDA or other authorities has commenced, or, to the Company’s Knowledge, threatened, to initiate any action to withdraw its approval or clearance of or requested the recall of any Company Products or commenced or, to the Company’s Knowledge, overtly threatened to initiate, any action to enjoin production at any facility of the Company.

(f)     The clinical, preclinical, safety and other studies and tests conducted by or on behalf of or sponsored by the Company or in which the Company’s Products or product candidates under development have participated, were and if still pending, are being conducted in accordance with standard medical and scientific research procedures. The Company has operated within, and currently is in compliance in all material respects with, all applicable laws as well as the rules and regulations of the FDA including but not limited to those rules and regulations governing studies for which an investigational new drug application has been filed in accordance with 21 C.F.R. Part 312 and other authorities regarding its clinical studies. The Company has not received any notices or other correspondence from the FDA or other authorities requiring the termination or suspension of any clinical, preclinical, safety or other studies or tests used to support regulatory clearance of the Company’s Products.

3.24     Employee Benefit Plans. Except as set forth on Schedule 3.24, none of Company or any Company Subsidiary, maintains or has any obligation or liability under, or has at any time sponsored, maintained or had any obligation under, any Compensatory Plan.

3.25      Labor Disputes; Compliance.

(a) The Company has complied in all material respects with all Laws relating to employment practices, terms and conditions of employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining and other employment practices, the payment of social security and similar Taxes and occupational safety and health. The Company is not liable for the payment, of any material amounts, of any Taxes, fines, penalties, or other amounts, however designated, for failure to comply with any of the foregoing Laws.

(b) Except as set forth on Schedule 3.25(b), (i) the Company has not been, and is not now, a party to any collective bargaining agreement or other labor contract; (ii) since December 31, 2011, there has not been, there is not presently pending or existing, there is not threatened, any strike, slowdown, picketing, work stoppage or employee grievance process involving the Company; (iii) no event has occurred or circumstance exists that reasonably might be expected to provide the basis for any work stoppage or other labor dispute; (iv) there is not pending or, to the Company’s Knowledge, threatened against or affecting the Company any Proceeding relating to the alleged violation of any Law pertaining to labor relations or employment matters, including any charge or complaint filed with the National Labor Relations Board or any comparable Governmental Body, and there is no organizational activity or other labor dispute against or affecting the Company; (v) no application or petition for an election of or for certification of a collective bargaining agent is pending; (vi) no grievance or arbitration Proceeding with respect to any Law described in Section 3.25(a) exists that reasonably might be expected to have a Material Adverse Effect upon the Company; (vii) there is no lockout of any employees by the Company or any Company Subsidiary, and no such action is contemplated by the Company or any Company Subsidiary; and (viii) there has been no charge of discrimination filed against or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary with the Equal Employment Opportunity Commission or similar Governmental Body.

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3.26      Insurance. The insurance policies of the Company are described on Schedule 3.26.

(a)     The Company has delivered to Parent (i) accurate and complete copies of all policies of insurance (and correspondence relating to coverage thereunder), including pending applications, to which the Company or any Company Subsidiary is a party or under which the Company or any Company Subsidiary is covered, (ii) a description of any self-insurance arrangements, (iii) a list of any reserves for losses, (iv) accurate and complete copies of any contracts involving a transfer of the risk of loss, (v) accurate and complete copies of any obligations of the Company or any Company Subsidiary to insure Third Parties, and (vi) a summary of all loss experiences and claims made under any of the foregoing.

(b)     All policies of insurance as described in Section 3.26(a)(i) are (i) valid, outstanding and enforceable, and (ii) to the Company’s Knowledge, as applicable, issued by an insurer that is financially sound and reputable.

3.27     Anti-Corruption Laws.

(a)     Neither the Company nor any Company Subsidiary, nor any officer, director, agent, consultant, employee or other Person acting on behalf of the Company or any Company Subsidiary, has, directly or indirectly, taken any action which would cause them to be in violation of: (i) the principles set out in the Organization for Economic Cooperation and Development Convention Combating Bribery of Foreign Public Officials in International Business Transactions, (ii) the Foreign Corrupt Practices Act of 1977, as amended, or any rules or regulations thereunder and (iii) any other applicable anti-corruption and/or anti-bribery Laws of any Governmental Body of any jurisdiction applicable to the Company (whether by virtue of jurisdiction or organization or conduct of business).

(b)     The books, records and accounts of the Company and each Company Subsidiary have at all times accurately and fairly reflected, in reasonable detail, the transactions and dispositions of their respective funds and assets. There have never been any false or fictitious entries made in the books, records or accounts of the Company or any relating to any illegal payment or secret or unrecorded fund, and neither the Company nor any Company Subsidiary has established or maintained a secret or unrecorded fund.

(c)     Neither the Company nor any Company Subsidiary has entered into any transaction with any of its Affiliates that has provided to the Company or such Company Subsidiary revenues, earnings or assets that would not have been available to it in an arm’s length transaction with an unaffiliated Person.

3.28     Export Controls

Except as would not have a Material Adverse Effect on the Company or any Company Subsidiary, the Company and each Company Subsidiary have at all times conducted their export and related transactions in all material respects in accordance with (i) all applicable export, re-export, and anti-boycott Laws of the United States, including the Arms Export Control Act (22 U.S.C.A. § 2278), the Export Administration Act (50 U.S.C. App. §§ 2401-2420), the International Traffic in Arms Regulations (22 C.F.R. 120-130), and United States economic sanctions Laws administered by the United States Treasury Department’s Office of Foreign Assets Control and (ii) all other applicable import and export control Laws in any countries in which the Company or the Company Subsidiary conducts business. Without limiting the foregoing:

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(a)     Except as would not have a Material Adverse Effect on the Company or any Company Subsidiary, the Company and each Company Subsidiary have obtained all material export licenses and other material consents, authorizations, waivers, approvals, and Orders, and have made or filed any and all necessary notices, registrations, declarations and filings with any Governmental Body, and have met the requirements of any license exceptions or exemptions, as required in connection with (i) the export and re-export of products, services, Software or technologies, and (ii) releases of technology, technical data or Software to foreign nationals located in the United States and abroad (“Export Approvals”).

(b)     The Company and each Company Subsidiary are in compliance in all material respects with the terms of all applicable Export Approvals.

(c)     There are no pending or, to the Knowledge of the Company, threatened Proceedings against the Company or any Company Subsidiary with respect to Export Approvals.

(d)     To the Knowledge of the Company, there are no actions, conditions or circumstances pertaining to the Company’s or any Company Subsidiary’s export and related transactions that may give rise to any future Proceedings.

(e)     No Export Approvals for the transfer of export licenses to Parent or the Surviving Company are required, or such Export Approvals can be obtained expeditiously without material cost.

(f)     Schedule 3.28(f) sets forth the accurate and complete export control classification numbers applicable to the Company’s products, services, software and technologies.

(g)     Neither the Company nor any Company Subsidiary currently violates nor has the Company or any Company Subsidiary previously violated any United States or other applicable Laws involving restrictions or limitations on the use, development, export of or encryption of technology, and the business as currently conducted does not require the Company nor any Company Subsidiary to obtain a license pursuant to any applicable Laws regulating the development, commercialization or export of technology.

3.29     [Reserved].

3.30     Full Disclosure. The representations and warranties of the Company contained in this Agreement (and in any schedule, exhibit, certificate or other instrument to be delivered under this Agreement) are true and correct in all material respects, and such representations and warranties do not omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact of which the Company has Knowledge that has not been disclosed to Parent and Merger Sub pursuant to this Agreement, including the schedules hereto, all taken together as a whole, which has had or would reasonably be expected to have a Material Adverse Effect on the Company or any Company Subsidiary, or materially adversely affect the ability of the Company or any Company Subsidiary to consummate in a timely manner the transactions contemplated hereby.

Article IV
REPRESENTATIONS AND WARRANTIES
OF Parent AND MERGER SUB

Parent and Merger Sub hereby represent and warrant, jointly and severally, to the Company as follows:

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4.1     Organization and Qualification. Each of Parent, Existing Sub and Merger Sub (i) is and on the Effective Date will be a legal entity duly organized or incorporated (as applicable), validly existing and in good standing (to the extent the relevant jurisdiction recognizes such concept of good standing) under the Laws of its respective jurisdiction of organization or incorporation (as applicable), (ii) has, and on the Effective Date will have, the requisite corporate power to carry on their respective businesses as now conducted and (iii) is qualified to do business and in good standing (to the extent the relevant jurisdiction recognizes such concept of good standing) as a foreign corporation where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, would not have, individually or in the aggregate, a Material Adverse Effect on Parent, Existing Sub, Merger Sub, or the Surviving Company. Parent has heretofore made available to the Company accurate and complete copies of its certificate of incorporation and bylaws, each as amended and in effect as of the date of this Agreement (the “Parent Organization Documents”), the articles of incorporation and bylaws of Existing Sub, each as amended to date and as currently in effect (the “Existing Sub Organization Documents”), and the certificate of incorporation and bylaws of Merger Sub, each as amended to date and as currently in effect (the “Merger Sub Organization Documents”). None of Parent, Existing Sub or Merger Sub is in violation of any Parent Organization Document, Existing Sub Organization Document or Merger Sub Organization Document, as applicable.

4.2     Authority Relative to this Agreement; Non-Contravention. Each of Parent and Merger Sub has the requisite corporate power and authority to enter into this Agreement, and to carry out its obligations hereunder, including the enforcement of the Parent Voting Agreements and the vote contemplated thereby. The execution and delivery of this Agreement by Parent and Merger Sub, and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by the Boards of Directors of Parent and Merger Sub. Subject only to the adoption of this Agreement by Parent as the sole stockholder of Merger Sub and the adoption by way of the Requisite Parent Stockholder Vote ratifying and approving (i) the Merger and this Agreement, (ii) the adoption by Parent of the VBI Vaccines Inc. 2014 Equity Incentive Plan described in Section 8.3(z) hereof, (iii) the issuance of the shares of Parent Common Stock pursuant to the Consulting Agreement between the Company and Bezalel described in Section 6.12 hereof, and (iv) the increase of authorized Parent Common Stock and Parent Preferred Stock specified in Section 8.3(aa) hereof, no further corporate actions on the part of Parent or Merger Sub are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming it is a valid and binding obligation of the Company, constitutes a valid and binding obligation of Parent and Merger Sub enforceable in accordance with its terms except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally. Except for (i) approvals under applicable Blue Sky laws and the filing of Form D with the SEC and (ii) the filing of the Certificate of Merger with the Delaware Secretary of State and as set forth on Schedule 4.2, no authorization, consent or approval of, or filing with, any public body, court, Governmental Body or Self-Regulatory Organization is necessary on the part of Parent, Existing Sub or Merger Sub for the consummation by Parent, Existing Sub or Merger Sub of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals and filings as to which the failure to obtain or make the same would not, in the aggregate, have a Material Adverse Effect on Parent, Existing Sub or Merger Sub, or adversely affect the consummation of the transactions contemplated hereby.

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4.3     No Conflicts. None of Parent, Existing Sub or Merger Sub is subject to, or obligated under, any provision of (i) their respective certificates of incorporation or bylaws, (ii) any agreement, arrangement or understanding, (iii) any license, franchise or permit, nor (iv) subject to obtaining the approvals referred to in Section 4.2 above, any law, regulation, order, judgment or decree, which would conflict with, be breached or violated, or in respect of which a right of termination or acceleration or any security interest, charge or encumbrance on any of their respective assets would be created, by the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, other than any such conflicts, breaches, violations, rights of termination or acceleration or security interests, charges or encumbrances which, in the aggregate, would not have a Material Adverse Effect on Parent, Existing Sub or Merger Sub.

4.4     Capitalization.

(a)     As of the date hereof, Parent is authorized to issue an aggregate of 120,000,000 shares of capital stock, of which (i) 90,000,000 are shares of Parent Common Stock, of which 7,793,258 shares are issued and outstanding, and (ii) 30,000,000 are shares of preferred stock, par value $0.0001 per share, of which 500,000 are designated as Parent Series A Preferred Stock, all of which are issued and outstanding, and 21,059,407 will be designated as Parent Series B Preferred Stock, none of which is outstanding as of the date of this Agreement but of which 13,559,407 shares (before giving effect to any Reverse Split) will be issued prior to the Effective Time following the exercise of warrants to acquire such number of shares of Parent Series B Preferred Stock. Except as provided in the foregoing sentence and shares issuable pursuant to the Parent Incentive Plans, there will be no shares of Parent Common Stock and no shares of Parent Preferred Stock issued and outstanding immediately prior to the Effective Time. The issued and outstanding shares of Parent Common Stock and Parent Series B Preferred Stock and the Merger Consideration, when issued, will be duly authorized, validly issued, fully paid and nonassessable and not issued in violation of any preemptive rights or applicable law and free from any restrictions on transfer (other than restrictions under the Securities Act or state securities laws) or any option, lien, pledge, security interest, encumbrance, restriction or charge of any kind. As of the Effective Date, there will be no agreements or other obligations (contingent or otherwise) which may require Parent to repurchase or otherwise acquire any shares of the Parent Capital Stock.

(b)     As of the date hereof, Parent has issued Parent Class A Warrants to purchase 7,500,000 shares of Parent Series B Preferred Stock and Parent Class B Warrants to purchase 13,559,407 of Parent Series B Preferred Stock. Prior to the Effective Time, the Parent Class A Warrants shall have been converted into 8,384,278 of Parent Common Stock in a transaction exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereunder and the Parent Class B Warrants shall have been converted to 13,559,407 shares of Parent Common Stock (or modified or exchanged in a transaction exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereunder for a new class of preferred stock of Parent) such that the pre-Merger capitalization of Parent is as set forth on Exhibit B hereto. At the Effective Time, other than as set forth in this Section 4.4, no other securities of Parent, including equity securities or securities containing any equity features authorized, shall be issued or outstanding. Other than incentive awards (the “Outstanding Parent Incentive Awards”) made under the Paulson Capital Corp. 1999 Stock Option Plan or the Paulson Capital Corp. 2013 Equity Incentive Plan (the “Parent Incentive Plans”), Parent does not have any outstanding stock options, restricted stock, restricted stock units, phantom stock, performance stock or other compensatory equity or equity-linked awards. Other than the Parent Preferred Stock, the Class A Warrants, the Class B Warrants and the Outstanding Parent Incentive Awards, there are no commitments, obligations, agreements or other rights or arrangements (contingent or otherwise) existing that provide for the sale or issuance of capital stock by Parent and there are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind (contingent or otherwise) outstanding to purchase or otherwise acquire from Parent any shares of capital stock or other securities of Parent of any kind, and there will not be any of the foregoing prior to or at the Effective Time.

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(c)     Other than the Parent Voting Agreements, Parent is not a party to, and, to Parent’s Knowledge, there do not exist, any voting trusts, proxies, or other contracts with respect to the voting of shares of capital stock of Parent.

(d)     The authorized capital of Existing Sub consists of 1,000,000 shares of common stock, no par value per share (the “Existing Sub Common Stock”) and 500,000 shares of preferred stock, no par value per share, of which 218,566 are to be designated Series A Preferred Stock (the “Existing Sub Series A Stock”) and 272,888 are designated Series B Preferred Stock (the “Existing Sub Series B Stock” and together with the Existing Sub Common Stock and the Existing Sub Series A Stock, the “Existing Sub Capital Stock”), of which 400,100 shares, 0 shares, and 215,438 shares are, and at the Effective Time will be, issued and outstanding, respectively. Parent owns, and at the Effective Time shall own, beneficially and of record all of the issued and outstanding Existing Sub Common Stock. River Integrity Investments, LLC owns, and at the Effective Time will own, 215,438 shares of Existing Sub Series B Stock. Parent holds, and at the Effective Time shall hold, approximately eighty-four percent (84%) of the beneficial interest in the Existing Sub Capital Stock and one hundred percent (100%) of the voting interest in the Existing Sub Capital Stock. The issued and outstanding shares of Existing Sub Capital Stock are, and at the Effective Time will be, duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive rights or any applicable law or regulation, and free from any restrictions on transfer (other than restrictions under the Securities Act or state securities laws) or any option, lien, pledge, security interest, encumbrance, restriction or charge of any kind. Except as set forth on Schedule 4.4(d), there are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire from the Existing Sub any shares of capital stock or other securities of the Existing Sub of any kind, and there will not be any such agreements prior to or at the Effective Time. Existing Sub has not at any time granted any stock options, restricted stock, restricted stock units, phantom stock, performance stock or other compensatory equity or equity-linked awards. Except as set forth on Schedule 4.4(d), there are, and at the Effective Time, there will be, no commitments, agreements or other obligations (contingent or otherwise) which may require Existing Sub to repurchase or otherwise acquire any shares of its capital stock.

(e)     Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement. Merger Sub has not, and at the Effective Time will not have, engaged in any activities or incurred any obligations or liabilities, except the activities relating to the transactions contemplated by this Agreement and obligations and liabilities incurred in connection with those activities and with the transactions contemplated by this Agreement. The authorized capital of Merger Sub consists of one share of common stock, par value $0.01 per share, which is, and at the Effective Time will be, issued and outstanding and owned by Parent. The issued and outstanding share of capital stock of Merger Sub is, and at the Effective Time will be, duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive rights or any applicable law or regulation, and are free from any restrictions on transfer (other than restrictions under the Securities Act or state securities laws) or any option, lien, pledge, security interest, encumbrance, restriction or charge of any kind. There are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire from Merger Sub any shares of capital stock or other securities of Merger Sub of any kind, and there will not be any such agreements prior to or at the Effective Time. Merger Sub has not at any time granted any stock options, restricted stock, restricted stock units, phantom stock, performance stock or other compensatory equity or equity-linked awards. There are, and at the Effective Time, there will be, no commitments, agreements or other obligations (contingent or otherwise) which may require Merger Sub to repurchase or otherwise acquire any shares of its capital stock.

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(f)     Except as contemplated by this Agreement or as set forth on Schedule 4.4(f), none of Parent, Existing Sub or Merger Sub is a party to, and, to Parent’s Knowledge, there do not exist any voting trusts, proxies, or other contracts with respect to the voting of shares of Parent Capital Stock, Existing Sub Capital Stock or Merger Sub Capital Stock, as applicable. Except as set forth on Schedule 4.4(f), there are no outstanding obligations of Parent, Existing Sub or Merger Sub (i) restricting the transfer of, (ii) affecting the voting rights of, (iii) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (iv) requiring the registration for sale of or (v) granting any preemptive or antidilutive rights with respect to, any shares of Parent Capital Stock, Existing Sub Capital Stock or Merger Sub Capital Stock, as applicable.

(g)     The assets of the Liquidating Trust, when formed, shall be substantially as set forth and described on Schedule 4.4(g).

(h)      Except as contemplated by Section 6.14 of this Agreement (Resale Registration Statement) or as set forth on Schedule 4.4(h), no registration rights have been granted to holders or subscribers of Parent Capital Stock, Existing Sub Capital Stock or Merger Sub Capital Stock.

4.5     Title To Assets. Parent and Existing Sub own good and transferable title to all of their respective assets free and clear of any encumbrances, other than Permitted Liens. Merger Sub does not own any assets.

4.6     Government Approvals; Registration; Compliance.

(a)     Except for (i) compliance with the applicable requirements of the Exchange Act, (ii) the filing of all necessary documents with the Delaware Secretary of State pursuant to the DGCL or (iii) as set forth on Schedule 4.6(a), no consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Body or Self-Regulatory Organization are necessary for the execution and delivery of this Agreement by Parent or Merger Sub, the performance by Parent and Merger Sub of their respective obligations hereunder and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not, individually or in the aggregate, prevent or materially impair the ability of Parent and Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement or to execute, deliver and perform its obligations pursuant hereto, or for the Parent to maintain its ownership of Existing Sub in compliance with applicable Law and the rules of any applicable Self-Regulatory Organization.

(b)     Existing Sub and each of its employees which are or who are required to be registered as a broker-dealer, a principal, a registered representative or a salesperson (or any limited subcategory thereof) with the SEC, the securities commission or similar authority of any state or foreign governmental entity, FINRA or any exchange or other Self-Regulatory Organization (the “Broker-Dealer Persons”), are duly registered as such and such registrations are in full force and effect. In this regard, each of the Broker-Dealer Persons is listed on Schedule 4.6(b) hereto and is registered as a broker-dealer with the SEC and with the states listed on its or their respective Form BD and admitted to membership in FINRA. All foreign, federal, self-regulatory and state registration requirements applicable to the Broker-Dealer Persons have been complied with in all material respects, and such registrations as currently filed, and all periodic and other reports, including notice filings, required to be filed with respect thereto, are accurate and complete in all material respects. The information contained in such registrations, forms and reports was true and complete in all material respects as of the date of the filing thereof, and timely amendments were filed, as necessary, to correct or update any information reflected in such registrations, forms or reports.

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(i)     The Form BD for the Broker-Dealer Person(s) sets forth all governmental entities, exchanges and Self-Regulatory Organizations with which each of the Broker-Dealer Persons is registered or is a member as a broker-dealer as of the date hereof. Other than the Broker-Dealer Persons, no other Subsidiary is required to register as a broker-dealer with any governmental entity or become a member firm of FINRA or any exchange other Self-Regulatory Organization.

(ii)     None of the activities of Existing Sub requires it to be registered as an exchange or transfer agent, a clearing agency, a municipal securities dealer, a government securities dealer, a futures commission merchant, a commodity trading advisory or commodity pool operator (“Other Registrations”).

(c)     The Chief Executive Officer or other senior principal of each of Existing Sub has, on at least an annual basis for the past five years, met with Chief Compliance Officer of Existing Sub and has certified that Existing Sub has in place processes reasonably appropriate to establish, maintain, review, test and modify such entity’s written compliance policies and written supervisory procedures so as to ensure compliance with applicable law, including FINRA rules and regulations.

4.7     Parent SEC Filings; Financial Statements.

(a)     Except as set forth on Schedule 4.7(a), since the filing of Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed on March 8, 2012 (the “Parent 2011 Annual Report), Parent has timely filed all reports, forms, financial statements and documents that it was required to file with the SEC pursuant to the Exchange Act, including, without limitation, filing its Annual Report on Form 10-K for the year ended December 31, 2013 prior to the date of this Agreement (the “Parent 2013 Annual Report”) (all such reports, forms, financial statements and documents are referred to herein collectively as the “Parent Previous Filings” and such Parent Previous Filings and any other documents filed by Parent with the SEC through the Effective Time, as supplemented and amended since the time of filing, collectively the “Parent SEC Filings”) . Parent shall notify the Company immediately and in writing of the filing of any additional forms, reports or documents filed with the SEC by Parent after the date hereof and prior to the Effective Time. As of their respective filing dates (or if amended or superseded by a subsequent filing prior to the date of this Agreement, on the date of such amending or superseding filing), each of the Parent SEC Filings (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as applicable, and the applicable rules and regulations of the SEC promulgated thereunder.

(b)     Except as set forth on Schedule 4.7(b), the financial statements (including footnotes thereto) included in or incorporated by reference into the Parent SEC Filings (the “Parent Financial Statements”) were complete and correct in all material respects as of their respective filing dates, complied as to form in all material respects with the Securities Act or the Exchange Act, as applicable, and the applicable accounting requirements, rules and regulations of the SEC promulgated thereunder as of their respective dates and have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as otherwise noted therein). The Parent Financial Statements fairly present in all material respects the financial condition of Parent and Existing Sub as of the dates thereof and results of operations, cash flows and stockholders’ equity for the periods referred to therein (subject, in the case of unaudited Parent Financial Statements, to normal recurring year-end adjustments). There has been no change in Parent accounting policies except as described in the notes to the Parent Financial Statements.

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(c)     Each of the principal executive officers of Parent and the principal financial officer of Parent (and each former principal executive officer of Parent and each former principal financial officer of Parent, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act or Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (“SOX”) and the rules and regulations of the SEC promulgated thereunder with respect to the Parent SEC Filings. For purposes of this Section 4.7(c), “principal executive officer” and “principal financial officer” have the meanings given to such terms in SOX. Neither Parent nor any of its Subsidiaries has outstanding, or has arranged any outstanding, “extensions of credit” to directors or executive officers within the meaning of Section 402 of SOX. Parent is in compliance in all material respects with SOX.

(d)      Parent has designed and maintains “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) to provide reasonable assurances regarding the reliability of financial reporting and the preparation of the Parent Financial Statements for external purposes in accordance with GAAP.

(e)      Parent has designed and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) to ensure that material information that is required to be disclosed by Parent in the Parent SEC Filings is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to its principal executive officer and principal financial officer as appropriate to allow timely decisions regarding required disclosure.

(f)      Parent has disclosed, based on its most recent evaluation prior to the date hereof, to its outside auditors and the audit committee of Parent (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that are reasonably likely to have a Material Adverse Effect on Parent’s ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal controls over financial reporting. Except as set forth on Schedule 4.7(f), since January 1, 2012, Parent has not received from its independent auditors any oral or written notification of a (x) “significant deficiency” or (y) “material weakness” in Parent’s internal controls. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meanings assigned to them in the Statements of Auditing Standards No. 115, as in effect on the date hereof.

(g)      To the Knowledge of Parent: (x) no director or officer of Parent or any of its Subsidiaries has engaged in any “insider trading” in violation of applicable law with respect to any security issued by Parent or any of its Subsidiaries; and (y) no such director or officer has made any false certifications or statements under (i) Rule 13a-14 or 15d-14 under the Exchange Act or (ii) 18 U.S.C. §1350 (Section 906 of SOX) with respect to any Parent SEC Filings.

4.8     Litigation. Other than as set forth on Schedule 4.8, there are no Proceedings pending or, to the Knowledge of Parent, threatened against Parent, Existing Sub, Merger Sub, or any of their respective officers, directors or employees, individually or in the aggregate, and to the Knowledge of Parent, there is no reasonable basis for any Proceeding directly or indirectly involving Parent, Existing Sub, Merger Sub, or any of their respective officers, directors, or employees. None of Parent, Existing Sub or Merger Sub is a party to any order, judgment or decree issued by any Governmental Body or Self-Regulatory Organization.

4.9     Subsidiaries. All of Parent’s Subsidiaries are set forth on Schedule 4.9. Parent owns all of the outstanding shares of capital stock of Merger Sub and all such shares are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights or encumbrances. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and, except for obligations or liabilities incurred in connection with its incorporation or organization and the transactions contemplated by this Agreement and except for this Agreement and any other agreements or arrangements contemplated hereby or thereby, Merger Sub has not incurred, directly or indirectly, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

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4.10     No Brokers or Finders. Except as set forth on Schedule 4.10, none of Parent or any of its officers, directors, employees or Affiliates has employed any broker, finder, investment banker or investment advisor or Person performing a similar function, or incurred any liability for brokerage commissions, finders’ fees, investment advisory fees or similar compensation in connection with the transactions contemplated by this Agreement.

4.11     Tax Matters.

(a)     (i) Each of Parent , Existing Sub and Merger Sub has timely filed (or has had timely filed on its behalf) all material returns, declarations, reports, estimates, information returns, and statements, including any schedules and amendments to such documents (“Returns”), required to be filed by it in respect of any Taxes; (ii) all such Returns are complete and accurate in all material respects; (iii) each of Parent, Existing Sub and Merger Sub has timely paid (or has had timely paid on its behalf) all Taxes required to have been paid by it (whether or not shown on any Return); (iv) Parent has established on the Parent Latest Balance Sheet, in accordance with GAAP, reserves that are adequate for the payment of any Taxes not yet paid; and (v) each of Parent, Existing Sub and Merger Sub has complied with all applicable laws, rules, and regulations relating to the collection or withholding of Taxes from third parties (including without limitation employees) and the payment thereof (including, without limitation, withholding of Taxes under Sections 1441 and 1442 of the Code, or similar provisions under any foreign laws).

(b)     There are no liens for Taxes upon any assets of Parent, Existing Sub or Merger Sub, except statutory liens for current Taxes not yet due.

(c)     No deficiency for any Taxes has been asserted, assessed or proposed against Parent, Existing Sub or Merger Sub that has not been finally resolved. No waiver, extension or comparable consent given by Parent, Existing Sub or Merger Sub regarding the application of the statute of limitations with respect to any Taxes or Returns is outstanding, nor is any request for any such waiver or consent pending. There is no pending or threatened Tax audit or other administrative proceeding or court proceeding with regard to any Taxes or Returns, nor is any such Tax audit or other proceeding pending, nor has there been any notice to Parent, Existing Sub or Merger Sub by any Taxing authority regarding any such Tax audit or other proceeding, or, to the Knowledge of Parent, is any such Tax audit or other proceeding threatened with regard to any Taxes or Returns. Parent does not expect the assessment of any additional Taxes of Parent, Existing Sub or Merger Sub for any period prior to the date hereof and has no Knowledge of any unresolved questions, claims or disputes concerning the liability for Taxes of Parent which would exceed the estimated reserves established on its books and records.

(d)     Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, either alone or in combination with any other event (whether contingent or otherwise) will result in any “parachute payment” under Section 280G of the Code (or any corresponding provision of state, local, or foreign Tax law).

(e)     There is no contract, agreement, plan or arrangement to which Parent, Existing Sub or Merger Sub is a party which requires Parent, Existing Sub or Merger Sub to pay a Tax gross-up, equalization or reimbursement payment to any Person, including without limitation, with respect to any Tax-related payments under Section 409A of the Code or Section 280G of the Code.

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(f)     None of Parent, Existing Sub or Merger Sub is liable for Taxes of any other Person under Treasury Regulations section 1.1502-6 or any similar provision of state, local or foreign Tax law, as a transferee or successor, by Contract or otherwise. None of Parent, Existing Sub or Merger Sub is a party to any Tax sharing, allocation or indemnification agreement. None of Parent, Existing Sub or Merger Sub has agreed, or is required, as a result of a change in method of accounting or otherwise, to include any adjustment under Section 481 of the Code (or any corresponding provision of state, local or foreign law) in Taxable income. None of Parent, Existing Sub or Merger Sub will be required to include any item of income in Taxable income for any Taxable period (or portion thereof) ending after the Closing Date as a result of any (i) prepaid amount received on or prior to the Closing Date or (ii) “closing agreement” described in Section 7121 of the Code (or any similar or corresponding provision of any other Tax law). No claim has ever been made by a Taxing authority in a jurisdiction where Parent, Existing Sub or Merger Sub does not file a Return that Parent, Existing Sub or Merger Sub is subject to Tax imposed by that jurisdiction. There are no advance rulings in respect of any Tax pending or issued by any Taxing authority with respect to any Taxes of Parent.

(g)     None of Parent, Existing Sub or Merger Sub has been a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355 of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code.

(h)     None of Parent, Existing Sub or Merger Sub has requested any extension of time within which to file any Return, which return has not since been filed.

4.12     Contracts and Commitments.

(a)     Except as contemplated herein, Contracts filed as exhibits to, or incorporated by reference into, the Parent Previous Filings, or as set forth on Schedule 4.12(a), Parent is not a party to any Contract that is currently in effect.

(b)     Except as contemplated herein, contracts filed as exhibits to, or incorporated by reference into, the Parent Previous Filings, or as set forth on Schedule 4.12(b), Existing Sub is not a party to any Contract that is currently in effect, that would be required to be filed by Parent as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act.

4.13     Affiliate Transactions. No officer, director or employee of Parent, or any member of the immediate family of any such officer or director or employee, or any entity in which any of such persons owns any beneficial interest (collectively “Parent Insiders” and, each a “Parent Insider”), has any Contract with Parent, or any interest in any property, real, personal or mixed, tangible or intangible, used in or pertaining to the business of Parent, of the type as would be required to be disclosed in the Parent Previous Filings, pursuant to Item 404 of Regulation S-K under the Securities Act, except as disclosed in, or incorporated by reference into, the Parent Previous Filings. Except as set forth on Schedule 4.13 or as disclosed in, or incorporated by reference into, the Parent Previous Filings, Parent is not indebted to any Parent Insider (except for reimbursement of ordinary business expenses) and no Parent Insider is indebted to Parent (except for cash advances for ordinary business expenses). For purposes of this Section 4.13, the members of the immediate family of an officer, director or employee shall consist of the spouse, parents, children or siblings of such officer, director or employee.

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4.14     Compliance with Laws; Permits.

(a)     Except as would not have, individually or in the aggregate, a Material Adverse Effect on Parent, Existing Sub, Merger Sub or the Surviving Company or would not reasonably be expected to prevent or materially impair the consummation of the transactions contemplated by this Agreement, the businesses of Parent, Existing Sub and Merger Sub have not been, and as of the Effective Date will not be conducted in violation of any applicable Laws. No investigation, audit or review by any Governmental Body or Self-Regulatory Organization with respect to Parent, Existing Sub or Merger Sub is pending or, to the Knowledge of Parent, threatened, nor has any Governmental Body notified Parent, Existing Sub or Merger Sub of its intention to conduct the same, except for a review by NASDAQ related to the Merger and SEC review of proxy materials related to the Merger filed by Parent with the SEC. As of the date hereof, Parent, Existing Sub and/or Merger Sub have not received any notice or communication of any material noncompliance with any applicable Laws that has not been cured as of the date hereof.

(b)     Parent has all Permits from federal, state, local and foreign authorities (including, without limitation, federal and state agencies regulating occupational health and safety) that are necessary and material to its operations and business.

(c)     To the Knowledge of Parent, none of Parent, Existing Sub or Merger Sub has solicited, received, paid or offered to pay any remuneration, directly or indirectly, overtly or covertly, in cash or kind for the purpose of making or receiving any referral that violated an anti-corruption Law.

(d)     Existing Sub has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it (including, without limitation, all those required by any Governmental Body, FINRA, any exchange, or other Self-Regulatory Organizations engaged in the regulation of the business of Existing Sub), the lack of which would individually or in the aggregate have a Material Adverse Effect on Parent, Existing Sub, Merger Sub or the Surviving Company, and Parent reasonably believes that Existing Sub can obtain, without undue burden or expense (i.e., greater than would typically be incurred by a similarly situated entity), any similar authority for the conduct of Existing Sub’s business as planned to be conducted. All such registrations, franchises, permits and licenses are current and valid, and, to the Knowledge of Parent are in good standing with each appropriate Governmental Body and Self-Regulatory Organization in each state and other jurisdiction in which such entity does business. Existing Sub is not in default in any material respect under any of such registration, franchises, permits, licenses or other similar authority. Existing Sub has not received any notice of proceedings relating to the revocation, suspension or modification of any such registration, franchise, permit, license or similar authority which, if the subject of an unfavorable decision, ruling or finding, would individually or in the aggregate have a Material Adverse Effect on Parent Existing Sub, Merger Sub or the Surviving Company.

(e)     The Closing and the consummation of the transactions hereby contemplated will not result in any default or loss of good standing with respect to any material registration, franchise, permit, license or any similar authority necessary for the conduct of Existing Sub’s business as now conducted. All filings required to be made with or approvals required to be obtained from any governmental entity, exchange or Self-Regulatory Organization in connection with the transactions contemplated hereby are set forth on Schedule 4.14(e) hereto.

(f)     Without limiting the foregoing, with respect to its business and with such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect on Parent, Existing Sub, Merger Sub or the Surviving Company:

(i)     Existing Sub is not required to be registered or obtain a license as a broker-dealer in any jurisdiction other than those in which Existing Sub is currently licensed or registered. To the Knowledge of Parent, Existing Sub has not exceeded in any material respect its business activities in which it is authorized by its FINRA membership letter to engage, as the same may be enumerated in any agreements with any governmental entity or any other limitations imposed in connection with applicable registration forms (including Forms BD);

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(ii)     During the past three (3) years, Existing Sub has not failed to make any reports, registrations, notifications, disclosures, filings and statements, together with any amendments required to be made with respect thereto, that it has been required to make with the SEC, FINRA or any other governmental entity or Self-Regulatory Organization;

(iii)     During the past three (3) years, Existing Sub has not failed to pay any fees and assessments due and payable in connection with any filing required by subsection (ii) above;

(iv)     During the past three (3) years, Existing Sub has complied in all material respects with all laws applicable to Existing Sub or to the employees thereof, including with the applicable rules of FINRA or any other Self-Regulatory Organizations (including SEC Rules 15c3-1 and 15c3-3) and all applicable regulatory net capital requirements, the non-compliance with which has had, or reasonably might be expected to have, a Material Adverse Effect on Existing Sub;

(v)     Existing Sub is not subject to a “statutory disqualification” as defined in Section 3(a)(39) of the Exchange Act.

(vi)     Except for normal or ordinary course examinations conducted by the SEC, FINRA or any other Self-Regulatory Organization in the regular course of the business of Parent and Existing Sub or as set forth on Schedule 4.14(f)(vi), (A) during the past three (3) years, neither the SEC, FINRA, nor any exchange or other Self-Regulatory Organization has initiated any Proceeding or investigation into the business or operations of Existing Sub and (B) there is no unresolved violation or exception with respect to any report or statement relating to any such examination of Existing Sub.

4.15     Validity of the Parent Capital Stock. The shares of Parent Common Stock to be issued to holders of Company Capital Stock, pursuant and by virtue of the Merger, will be, when issued, duly authorized, validly issued, fully paid and nonassessable, free of preemptive rights and encumbrances and, provided that the information set forth in each Stockholder Questionnaire is accurate in all material respects, not issued in violation of any applicable law or regulation, including the Securities Act and any state Blue Sky laws.

4.16     Books and Records. The books of account, minute books, stock record books, and other records of Parent and Existing Sub, complete copies of which have been made available to the Company, have been properly kept and contain no inaccuracies except for inaccuracies that would not, individually or in the aggregate, have a Material Adverse Effect on Parent, Existing Sub or Merger Sub. At the Closing, all of Parent’s records will be in the possession of Parent or its counsel.

4.17     Real Property. None of Parent, Existing Sub or Merger Sub owns any real property. Schedule 4.17 sets forth a correct street address of all tracts, parcels and subdivided lots in which Parent or Existing Sub has a leasehold interest and an accurate description (by location, name of lessor, date of Lease and term expiry date) of all Leases of which Parent or Existing Sub is a party to. Merger Sub does not lease any real property.

4.18     Insurance. The insurance policies of Parent, Existing Sub and Merger Sub are described on Schedule 4.18.

(a)     Parent has delivered to the Company (i) accurate and complete copies of all policies of insurance (and correspondence relating to coverage thereunder), including pending applications, to which Parent or Existing Sub is a party or under which Parent or Existing Sub is covered, (ii) a description of any self-insurance arrangements, (iii) a list of any reserves for losses, (iv) accurate and complete copies of any contracts involving a transfer of the risk of loss, (v) accurate and complete copies of any obligations of Parent or Existing Sub to insure Third Parties, and (vi) a summary of all loss experiences and claims made under any of the foregoing.

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(b)     All policies of insurance as described in Section 4.18(a)(i) are (i) valid, outstanding and enforceable, and (ii) to Parent’s or Existing Sub’s Knowledge, as applicable, issued by an insurer that is financially sound and reputable.

4.19     No Undisclosed Liabilities. Except as reflected in the audited consolidated balance sheet of Parent at December 31, 2013 (the “Parent Latest Balance Sheet”), Parent has no liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), other than liabilities incurred in the ordinary course of business since the date of the Parent Latest Balance Sheet. The liabilities directly attributable to Existing Sub as set forth on the Parent Latest Balance Sheet solely for the purpose of complying with ASC 810 – Consolidation, none of which, individually or in the aggregate, could have a Material Adverse Effect on Parent, Existing Sub, Merger Sub or the Surviving Company. Parent, on an unconsolidated basis, will have no liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) at Closing. Merger Sub has and at Closing will have no liabilities (whether accrued, absolute, contingent, unliquidated or otherwise).

4.20     Labor Disputes; Compliance.

(a) Parent and Existing Sub have complied in all material respects with all Laws relating to employment practices, terms and conditions of employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining and other employment practices, the payment of social security and similar Taxes and occupational safety and health. Neither Parent nor Existing Sub is liable for the payment, of any material amounts, of any Taxes, fines, penalties, or other amounts, however designated, for failure to comply with any of the foregoing Laws.

(b) Except as set forth on Schedule 4.20(b), (i) neither Parent nor Existing Sub has been, and is not now, a party to any collective bargaining agreement or other labor contract; (ii) since December 31, 2011, there has not been, there is not presently pending or existing, there is not threatened, any strike, slowdown, picketing, work stoppage or employee grievance process involving Parent or Existing Sub; (iii) no event has occurred or circumstance exists that reasonably might be expected to provide the basis for any work stoppage or other labor dispute; (iv) there is not pending or, to Parent’s or Existing Sub’s Knowledge, threatened against or affecting Parent or Existing Sub any Proceeding relating to the alleged violation of any Law pertaining to labor relations or employment matters, including any charge or complaint filed with the National Labor Relations Board or any comparable Governmental Body, and there is no organizational activity or other labor dispute against or affecting Parent or Existing Sub; (v) no application or petition for an election of or for certification of a collective bargaining agent is pending; (vi) no grievance or arbitration Proceeding with respect to any Law described in Section 4.20(a) exists that reasonably might be expected to have a Material Adverse Effect upon Parent or Existing Sub; (vii) there is no lockout of any employees by Parent or Existing Sub, and no such action is contemplated by Parent or Existing Sub; and (viii) there has been no charge of discrimination filed against or, to the Knowledge of Parent, threatened against Parent or Existing Sub with the Equal Employment Opportunity Commission or similar Governmental Body.

4.21     Environmental Matters. None of the operations of Parent involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state, local or foreign equivalent.

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4.22     Material Changes.  Except as set forth on Schedule 4.22, since the Parent Latest Balance Sheet, (i) there has been no event, occurrence or development that has had or that would result in a Material Adverse Effect on Parent, Existing Sub, Merger Sub or the Surviving Company, (ii) Parent has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Parent Financial Statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) Parent has not altered its method of accounting, (iv) Parent has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) Parent has not issued any equity securities.

4.23     Employee Benefit Plans. Except as set forth on Schedule 4.23, none of Parent, Existing Sub or Merger Sub sponsors, maintains or has any obligation or liability under, any Compensatory Plan.

4.24     Employees. Except as disclosed in the Parent SEC Filings, none of Parent, Existing Sub or Merger Sub has any employees and none of Parent, Existing Sub or Merger Sub has any obligation or liability of a material nature to any current or former officer, director, employee or Affiliate of Parent. Each individual providing services to the Parent or Existing Sub has been properly classified as an employee or a non-employee service provider with respect to the Parent or Existing Sub, as applicable, for all purposes under applicable law. Other than with respect to indebtedness incurred in the ordinary course of business, no current or former employee, consultant or director of Parent, Existing Sub or Merger Sub owes any indebtedness to Parent, Existing Sub, Merger Sub or their Affiliates.

4.25     Intellectual Property.

(a)     None of Parent, Existing Sub or Merger Sub owns or licenses (not including shrink wrap licenses or other similar licenses for off-the-shelf software) the right to use any Intellectual Property.

(b)     To Parent’s Knowledge, none of Parent, Existing Sub or Merger Sub is infringing upon the intellectual property or proprietary rights of any Person. There are no claims pending or, to Parent’s Knowledge, threatened alleging that Parent or Existing Sub is currently infringing upon or using in an unauthorized manner or violating the intellectual or proprietary rights of any Person.

(c)     None of Parent, Existing Sub or Merger Sub is, or will it be as a result of the execution and delivery of this Agreement or the performance of Parent’s or Merger Sub’s obligations under this Agreement, in breach of any license, sublicense or other agreement or contract relating to intellectual property that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Parent, Existing Sub, Merger Sub or the Surviving Company.

4.26     Tax Free Reorganization. None of Parent, Existing Sub or, to Parent’s Knowledge, any of its respective Affiliates has taken or agreed to take any action that would prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code.

4.27     Investment Company.     None of Parent, Existing Sub, Merger Sub or the Surviving Company is as of the date of this Agreement, nor upon the Closing will be, an “investment company,” a company controlled by an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

4.28     Foreign Corrupt Practices. None of Parent, Existing Sub, Merger Sub or any director, officer, or, to the Knowledge of Parent, agent, employee or other Person acting on behalf of Parent or Existing Sub has, in the course of its actions for, or on behalf of, Parent or Existing Sub: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made other unlawful payment to any foreign or domestic government official or employee.

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4.29     No Integrated Offering. None of Parent, Existing Sub or any Affiliates of Parent or Existing Sub, nor any Person acting on the behalf of any of the foregoing, has, directly or indirectly, made any offers or sales of any security or solicited any offers to purchase any security, under circumstances that would require registration of any of the shares of Parent Common Stock issuable pursuant to this Agreement under the Securities Act or cause this offering of the Merger Consideration to be integrated with prior offerings by Parent or Existing Sub for purposes of the Securities Act or any applicable shareholder approval requirements of any authority.

4.30     Application of Takeover Provisions. There is no control share acquisition, business combination, or other similar takeover, anti-takeover, moratorium, fair price, interested shareholder or similar provision under the Parent Organization Documents, the Existing Sub Organization Documents, the Merger Sub Organization Documents, the OBCA, or the DGCL applicable to the transactions contemplated hereby, including the Merger and Parent’s issuance of shares of Parent Common Stock to the stockholders of the Company. Neither Parent nor Existing Sub has ever, and as of the Effective Date, will have ever adopted any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Parent Capital Stock or a change in control of Parent.

4.31     Information. All of the information provided by, or on behalf of, Parent, Existing Sub or Merger Sub regarding Parent, Existing Sub, Merger Sub or any of their respective officers, directors, employees, agents or other representatives, to the Company or its representatives for purposes of, or otherwise in connection with, the preparation of any filings to be made with the SEC or any other Governmental Body or Self-Regulatory Organization in connection with the consummation of the transactions contemplated hereby is accurate and complete in all material respects.

4.32     Relationship with Related Persons. Except as set forth on Schedule 4.32, no Related Person of Parent or Existing Sub has any ownership interest in any property of Parent or Existing Sub (whether real, personal or mixed and whether tangible or intangible), other than as an owner of Parent’s or Existing Sub’s equity securities. Other than for the ownership of up to one percent (1%) of shares in any publicly-traded corporation, none of Parent, Existing Sub nor any Related Person of Parent or Existing Sub owns of record or as a beneficial owner, an equity interest or any other financial or profit interest in any Person that has had business dealings or a material financial interest in any transaction with Parent or Existing Sub other than business dealings or transactions disclosed on Schedule 4.32, each of which has been conducted in the ordinary course of business with Parent or Existing Sub at substantially prevailing market prices and on substantially prevailing market terms. Except as set forth on Schedule 4.32, no Related Person of Parent or Existing Sub is a party to any contract with, or has any claim or right against, Parent or Existing Sub.

4.33     Full Disclosure. The representations and warranties of Parent and Merger Sub contained in this Agreement (and in any schedule, exhibit, certificate or other instrument to be delivered under this Agreement) are true and correct in all material respects, and such representations and warranties do not omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact of which Parent or Merger Sub has Knowledge that has not been disclosed to the Company pursuant to this Agreement, including the schedules hereto, all taken together as a whole, which has had or would reasonably be expected to have a Material Adverse Effect on Parent, Existing Sub, Merger Sub or the Surviving Company, or materially adversely affect the ability of Parent, Existing Sub or Merger Sub to consummate in a timely manner the transactions contemplated hereby.

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Article V
CONDUCT OF BUSINESS PENDING THE MERGER

5.1     Conduct of Business by Parent, Existing Sub and Merger Sub. From the date of this Agreement to the Effective Date, except as required in connection with any actions contemplated by the October 2013 Proxy Statement or as otherwise expressly contemplated or permitted by other provisions of this Agreement, including but not limited to this Section 5.1, and unless the Company shall otherwise agree in writing, none of Parent, Existing Sub or Merger Sub shall, directly or indirectly, (i) amend the Parent Organization Documents, Existing Sub Organization Documents or Merger Sub Organization Documents, as the case may be, (ii) split, combine or reclassify any outstanding shares of Parent Capital Stock (other than the Reverse Split), (iii) declare, set aside, make or pay any dividend or distribution in cash, stock, property or otherwise with respect to the Parent Capital Stock or the Existing Sub Capital Stock, (iv) default in its obligations under any material debt, contract or commitment which default results in the acceleration of obligations due thereunder, except for such defaults arising out of Parent’s entry into this Agreement for which consents, waivers or modifications are required to be obtained, (v) enter into or amend any existing Contract that would be required to be filed by Parent as a “plan of acquisition, reorganization, arrangement, liquidation or succession” pursuant to Item 601(b)(2), an “instrument defining the rights of security holders, including indentures” pursuant to Item 601(b)(4), or a "material contract" pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act without the prior written consent of the Company, which shall not be reasonably withheld, (vi) conduct its business other than in the ordinary course on an arms-length basis and in accordance in all material respects with all applicable laws, rules and regulations and Parent’s and Existing Sub’s past custom and practice, (vii) issue or sell any additional shares of, or options, warrants, conversions, privileges or rights of any kind to acquire any shares of, any of its capital stock, except in connection with the exercise or conversion of Parent securities outstanding on the date of this Agreement and issuance of options awards under the Parent Incentive Plans provided that such awards shall not alter the Post-Merger Parent Capitalization, or payment of stock dividends, (viii) acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof, (ix) make or change any material Tax elections, settle or compromise any material Tax liability or file any amended Returns or (x) adopt any Compensatory Plan or hire or materially increase the existing compensation of any employee, consultant, director or other service provider.

5.2     Conduct of Business by the Company. From the date of this Agreement to the Effective Date, unless Parent shall otherwise agree in writing or except as set forth in Schedule 5.2 or otherwise expressly contemplated or permitted by other provisions of this Agreement, including but not limited to this Section 5.2, the Company shall not, directly or indirectly, (i) default in its obligations under any material debt, contract or commitment which default results in the acceleration of obligations due thereunder, except for such defaults arising out of Company’s entry into this Agreement for which consents, waivers or modifications are required to be obtained (ii) conduct its business other than in the ordinary course on an arms-length basis and in accordance in all material respects with all applicable laws, rules and regulations and the Company’s past custom and practice, (iii) issue or sell any additional shares of, or options, warrants, conversions, privileges or rights of any kind to acquire any shares of, any of Company Capital Stock, or (iv) acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof.

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Article VI
ADDITIONAL COVENANTS AND AGREEMENTS

6.1     Governmental Filings. Subject to the terms and conditions herein provided, each party will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement. Each party will use all reasonable efforts and will cooperate with the other party in the preparation and filing, as soon as practicable, of all filings, applications or other documents required under applicable laws, including, but not limited to, the Exchange Act, to consummate the transactions contemplated by this Agreement.

Each party will use all reasonable efforts and will cooperate with the other party in taking any other actions necessary to obtain such regulatory or other approvals and consents at the earliest practicable time, including participating in any required hearings or proceedings.

6.2     Expenses. The Company shall reimburse Parent for the Parent Professional Fees at Closing.

6.3     Due Diligence; Access to Information; Confidentiality.

(a)     Between the date hereof and the Closing Date, Parent shall afford, and shall cause Existing Sub to afford, to the Company and its authorized representatives the opportunity to conduct and complete a due diligence investigation of Parent and Existing Sub as described herein. In light of the foregoing, Parent shall, and shall cause Existing Sub to, make available (together with the right to copy) to the Company and its officers, employees, attorneys, accountants and other representatives (hereinafter collectively referred to as “Representatives”), all books, papers, and records relating to the assets, stock, properties, operations, obligations and liabilities of such party and its Subsidiaries, including, without limitation, all books of account (including, without limitation, the general ledger), Tax records, minute books of directors’ and stockholders’ meetings, organizational documents, bylaws, contracts and agreements, filings with any regulatory authority, Parent SEC Filings and correspondence, NASDAQ filings and correspondence, FINRA filings and correspondence, accountants’ work papers, litigation files (including, without limitation, legal research memoranda), attorney’s audit response letters, securities transfer records and stockholder lists, and any books, papers and records (collectively referred to herein as “Evaluation Material”) and otherwise provide such assistance as is reasonably requested in order that the Company may have a full opportunity to make such investigation and evaluation as it shall reasonably desire to make of the business and affairs of the Parent and Existing Sub; provided, however, that the foregoing rights granted to the Company shall, whether or not and regardless of the extent to which the same are exercised, in no way affect the nature or scope of the representations, warranties and covenants of Parent and Merger Sub set forth herein.

(b)     The Company’s use of the Evaluation Material shall be subject to and in accordance with the Confidentiality Agreement between the Company and Parent dated January 9, 2014.

(c)     The parties acknowledge that, upon execution and delivery, this Agreement (but not the schedules hereto) will be filed by Parent with the SEC under cover of Form 8-K and in an Information Statement or Proxy Statement pursuant to Regulation 14C or Regulation 14A of the Exchange Act.

6.4     Tax Treatment. It is intended by the parties hereto that the Merger shall constitute a “reorganization” within the meaning of Section 368(a) of the Code. Each of the parties hereto adopts this Agreement as a “plan of reorganization” within the meaning of Treasury Regulation sections 1.368-2(g) and 1.368-3(a). Parent, Merger Sub and the Company shall report the Mergers as a reorganization within the meaning of Section 368(a) of the Code and file all Returns accordingly, unless otherwise required pursuant to a “determination” within the meaning of and described in Section 1313(a) of the Code. Parent, Merger Sub and the Company each agree to use their respective commercially reasonable efforts to cause the Mergers to qualify, and will not take any actions which could prevent the Mergers from qualifying, as a “reorganization” under Section 368(a) of the Code.

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6.5     Press Releases. The Company and Parent shall agree with each other as to the form and substance of any press release, public announcement or submission or filing with any Governmental Body or Self-Regulatory Organization related to this Agreement or the transactions contemplated hereby; provided, however, that nothing contained herein shall prohibit either party, following notification to the other party, from making any disclosure which is required by any Laws or regulation. If any such press release or public announcement is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to both parties.

6.6     Securities Reports. Prior to the Closing, Parent will have timely filed with the SEC all reports, forms, financial statements and other documents required to be filed under the Securities Act and the Exchange Act that were or are due to be filed at any time prior to or on the Closing Date, including, without limitation, those delinquent filings set forth on Schedule 4.6(a). All such reports and documents (i) shall not, as of the date of such filing, contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) shall comply as to form, in all material respects, with the applicable rules and regulations of the SEC. Parent agrees to provide to the Company copies of all reports and other documents filed under the Securities Act or the Exchange Act with the SEC by it between the date hereof and the Effective Date, prior to filing with the SEC, for the Company’s review and comment.

6.7     Company Audited and Interim Financial Statements. The Company will, as soon as commercially practicable following the execution of this Agreement but not later than the day preceding the filing of the preliminary Information Statement or Proxy Statement related to the Merger, make available to Parent draft audited balance sheets of the Company and the Company Subsidiaries (on a consolidated basis) as of December 31, 2013 and December 31, 2012 and the related draft audited statements of income, changes in stockholders’ equity, and cash flows of the Company and the Company Subsidiaries (on a consolidated basis) for the years then ended, shall cooperate in all reasonable respects with respect to the Parent’s preparation and filing with the SEC of such Information Statement or Proxy Statement pursuant to Regulation 14C or Regulation 14A of the Exchange Act in connection with the transactions contemplated by this Agreement and shall make available to Parent the auditor’s report and final audited balance sheets and related final audited statements of income, changes in stockholders’ equity and cash flows of the Company and the Company Subsidiaries (on a consolidated basis) for the years ended December 31, 2013 and 2012 prior to the filing by Parent of such definitive Information Statement or Proxy Statement related to the Merger. Prior to Closing, the Company will have furnished to Parent unaudited interim financial statements for each interim period completed prior to Closing that would be required to be included in a periodic report due prior to the Closing if the Company were subject to the periodic reporting requirements under the Exchange Act (“Company Interim Financial Statements”). The Company Interim Financial Statements will be prepared in accordance with GAAP and applied on a consistent basis during the periods involved (except in each case as described in the notes thereto) and on that basis will present fairly, in all material respects, the financial position and the results of operations, changes in stockholders’ equity, and cash flows of the Company and the Company Subsidiaries (on a consolidated basis) as of the dates of and for the periods referred to in the Company Interim Financial Statements.

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6.8     No Solicitation. Unless and until this Agreement shall have been terminated pursuant to Section 9.1(i) none of Parent, or its officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any Person or group of Persons concerning any merger, sale of capital stock, sale of substantial assets or other business combination involving Parent and (ii) neither the Company nor its officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any SEC reporting company concerning any merger, sale of capital stock, sale of substantial assets or other business combination. Parent and the Company will promptly notify the others if it receives a proposal or inquiry with respect to the matters described above.

6.9     Failure to Fulfill Conditions. In the event that either of the parties hereto determines that a condition to its respective obligations to consummate the transactions contemplated hereby cannot be fulfilled on or prior to the termination of this Agreement, it will promptly notify the other party.

6.10     Notification of Certain Matters. At or prior to the Effective Time, each party shall give prompt notice to the other party of (i) the occurrence or failure to occur of any event or the discovery of any information, which occurrence, failure or discovery would be likely to cause any representation or warranty on its part contained in this Agreement to be untrue, inaccurate or incomplete after the date hereof in any material respect or, in the case of any representation or warranty given as of a specific date, would be likely to cause any such representation or warranty on its part contained in this Agreement to be untrue, inaccurate or incomplete in any material respect as of such specific date, and (ii) any material failure of such party to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder.

6.11     Section 14(f) Compliance. Prior to the Closing, the Company will supply Parent with all information with respect to the Company and its nominees, officers, directors and Affiliates as reasonably requested by Parent in order for Parent to comply with Section 14(f) and Rule 14f-1 of the Exchange Act.

6.12     Financial Advisory Agreement. Upon the Closing Date and closing of the Private Placement, unless otherwise instructed by the Company in writing prior to the Closing Date, Parent’s board of directors shall have duly authorized the issuance to Bezalel Partners LLC (“Bezalel”) of 5,342,510 shares (subject to proportionate adjustment for the Reverse Split) of Parent Common Stock pursuant to the Company’s obligation under Section 4 of the Consulting Agreement, dated March 10, 2014, between the Company and Bezalel, as reflected in the Post-Merger Parent Capitalization. If required by applicable law or the rules of NASDAQ, Parent shall have obtained the Requisite Parent Stockholder Vote authorizing such issuance of shares to Bezalel.

6.13     Access to Information. From the date of this Agreement until the Effective Time (or until the earlier termination of this agreement in accordance with Article IX hereof), the Company shall, and shall cause each Subsidiary and each of their respective directors, officers, employees, accountants, consultants, legal counsel, advisors, agents and other representatives (collectively, “Company Representatives”), to: (i) provide to Parent and the Merger Sub and their respective officers, directors, employees, accountants, consultants, legal counsel, advisors, agents and other representatives (collectively, the “Parent Representatives”) access at reasonable times upon reasonable prior notice and in a manner that does not unreasonably disrupt or interfere with business operations, to the officers, employees, agents, properties, offices and other facilities of the Company and each Subsidiary and to the books and records thereof (including Tax Returns) and (ii) furnish promptly such information concerning the business, properties, offices and other facilities, Contracts, assets, liabilities, employees, officers and other aspects of the Company and each Subsidiary as Parent or the Parent Representatives may reasonably request. No investigation conducted pursuant to this Section 6.13 shall affect or be deemed to modify or limit any representation or warranty made by the Company in this Agreement.

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6.14     Resale Registration Statement.

(a)     Upon the written request (the “Registration Request”) of the Pre-Merger Company Shareholders holding at least twenty-five percent (25%) of shares of Parent Common Stock held by all Pre-Merger Company Shareholders immediately after the Merger, including any shares of Parent Common Stock issued in the Merger, issued in the Private Placement and/or issuable upon exercise or conversion of any options, warrants or convertible securities held by such Pre-Merger Company Shareholders immediately after the Merger or issued in the Private Placement (the “Required Registration Holders”), Parent shall, as soon as practicable and in any event within thirty (30) days after Parent’s receipt of the Registration Request, file with the SEC, and thereafter use its commercially reasonable efforts to have declared effective as soon as practicable and in any event within ninety (90) days after the initial filing thereof with the SEC, a registration statement on Form S-3 (or if Parent is not eligible to use Form S-3, any other form that Parent is eligible to use) (a “S-3 Registration Statement”) under the Securities Act covering the resale by all Pre-Merger Company Shareholders (collectively, the “Registration Holders”) of such shares of Parent Common Stock (the “Registrable Shares”). In its discretion, Parent will be permitted to register any other shares for resale by other eligible selling stockholders using the S-3 Registration Statement and other shares on its own behalf on the S-3 Registration Statement. Parent shall use commercially reasonable efforts to keep the S-3 Registration Statement continuously effective and usable for the resale of the Registrable Shares covered thereby for a period commencing on the date on which the SEC declares the S-3 Registration Statement effective or it otherwise becomes automatically effective and ending on the earlier of (i) the date upon which all of the Registrable Shares first become eligible for resale under the Securities Act without restriction or (ii) the first date upon which all of the Registrable Shares covered by the S-3 Registration Statement have been sold pursuant to such S-3 Registration Statement or otherwise. The Registration Holders agree to cooperate with and provide such assistance to Parent, as Parent may reasonably request, in connection with any registration and sale of the Registrable Shares, including without limitation, accurately completing and executing selling shareholder questionnaires prior to the filing of any S-3 Registration Statement.

(b)     Parent shall pay the expenses incurred by it in complying with its obligations under this Section 6.14(b), including, without limitation, all preparation, registration, filing fees, costs and expenses, all exchange listing fees, all fees, reasonable costs and expenses of counsel for Parent and one (1) counsel for the Registration Holders chosen by the Required Registration Holders, accountant for Parent and other advisors or persons retained by Parent in connection with the filing. Parent agrees that it will (i) prepare and file with the SEC, any amendments or supplements to the S-3 Registration Statement or prospectus which may be necessary to keep the S-3 Registration Statement continuously effective and to comply with the provisions of the Securities Act with respect to the offer of the Registrable Shares the time periods set forth in Section 6.14(a); (ii) prepare and promptly file with the SEC and promptly notify the Registration Holders of the filing of such amendment or supplement to the S-3 Registration Statement or prospectus as may be necessary to correct any statement therein or omission therefrom if, at any time when a prospectus relating to the shares of Parent Common Stock is required to be delivered under the Securities Act, any event with respect to Parent shall have occurred as a result of which any prospectus would include an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading; and (iii) advise the Registration Holders promptly after Parent shall receive notice or obtain knowledge of the issuance of any stop order by the SEC suspending the effectiveness of the S-3 Registration Statement or amendment thereto or of the initiation or threatening of any proceedings for that purpose.

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(c)     Parent may, by written notice to the Registration Holders, (i) delay the filing or effectiveness of the S-3 Registration Statement for up to thirty (30) days, or for such longer period, as a result of restraints or restrictions under applicable Law or (ii) suspend the S-3 Registration Statement after effectiveness and require that the Registration Holders immediately cease sales of shares pursuant to the S-3 Registration Statement (A) for a period of not more than thirty (30) consecutive days or sixty (60) days in the aggregate during any twelve (12) consecutive calendar months, in the event that Parent files a registration statement (other than a registration statement on Form S-8 or its successor form) with the SEC for a then pending public offering of its securities or (B) following the effectiveness of the S-3 Registration Statement, for no longer than five (5) consecutive trading days if an event has occurred or Parent has entered into a transaction which Parent determines in good faith must be disclosed in order for Parent to comply with the public disclosure requirements imposed on Parent under the Securities Act in connection with the S-3 Registration Statement, provided, that in respect of all such events or occurrences Parent shall not suspend the effectiveness of the S-3 Registration Statement for more than thirty (30) trading days in the aggregate in any twelve (12) consecutive calendar months under this clause (B).

(d)     If Parent delays or suspends the S-3 Registration Statement or requires the Registration Holders to cease sales of shares pursuant to Section 6.14(c) above, Parent shall, as promptly as practicable (and in any event within three (3) trading days) following the termination of the circumstance which entitled Parent to do so, take such actions as may be necessary to file or reinstate the effectiveness of the S-3 Registration Statement and/or give written notice to all Registration Holders authorizing them to resume sales pursuant to the S-3 Registration Statement. If as a result thereof the prospectus included in the S-3 Registration Statement has been amended to comply with the requirements of the Securities Act, Parent shall enclose such revised prospectus with the notice to Registration Holders given pursuant to this Section 6.14(d), and the Registration Holders shall make no offers or sales of shares pursuant to the S-3 Registration Statement other than by means of such revised prospectus.

(e)     Each of the Registration Holders shall furnish information to Parent concerning their holdings of securities of Parent and the proposed method of sale or other disposition of the Registrable Shares and such other information and undertakings as shall be required in connection with the preparation and filing of the S-3 Registration Statement and any amendments thereto covering all or part of the Registrable Shares in order to assist Parent in complying with the Securities Act and the Exchange Act. Each such Registration Holder shall further agree to enter into such undertakings and take such other action relating to the conduct of the proposed offering which Parent may reasonably request as being necessary to assist Parent in complying with the federal and state securities laws and the rules or other requirements of the Financial Industry Regulatory Authority, Inc. or otherwise to effectuate the offering.

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(f)     Parent agrees to indemnify and hold harmless each Registration Holder whose shares are included in the S-3 Registration Statement and the partners, members, officers, directors, and stockholders of each such Registration Holder; legal counsel and accountants for each such Registration Holder; any underwriter (as defined in the Securities Act) for each such Registration Holder; and each Person, if any, who controls such Registration Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, expenses or liabilities to which such Registration Holder may become subject by reason of any untrue statement of a material fact contained in the S-3 Registration Statement, any omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by Parent or any of its agents and Affiliates of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law, except insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished to Parent by or on behalf of a Registration Holder for use in the S-3 Registration Statement. Each Registration Holder whose shares are included in the S-3 Registration Statement, severally and not jointly, agrees to indemnify and hold harmless Parent and each of its directors and officers against, and hold Parent and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) to which Parent or such directors and officers may become subject by reason of any statement or omission in the S-3 Registration Statement made in reliance upon, or in conformity with, information furnished to Parent by or on behalf of such Registration Holder for use in the S-3 Registration Statement.

6.15     Leak-Out Agreement. Contemporaneously with the execution of this Agreement, the form of Leak-Out Agreement attached hereto as Exhibit D shall be executed by the Pre-Merger Parent Shareholders named therein.

6.16     Placement Agent Agreements. At Closing, unless otherwise instructed by the Company in writing prior to the Closing Date, Parent’s Board of Directors shall have duly authorized the issuance or payment (i) to Palladium Capital Advisors, LLC (“Palladium”) of (A) 7% of the unencumbered cash and cash equivalents owned by Parent at the time of the Merger (net of any unpaid payables or debt of Parent at the time of the Merger), payable in cash by wire transfer at the Effective Time, and (B) the number of shares of Parent Common Stock that represents 1.27% of the outstanding Parent Common Stock on a fully diluted basis immediately after the Effective Time and the Private Placement, pursuant to the Company’s obligation under Section 4 of the Placement Agent & Advisory Agreement, dated March 7, 2014, between the Company and Palladium, subject to and in accordance with the Post-Merger Parent Capitalization, (ii) to Middlebury Securities, LLC (“Middlebury”) of (A) 6% of the funds invested by Perceptive Advisors, LLC in the Private Placement, payable in cash, and (B) 600,000 shares (subject to proportionate adjustment for the Reverse Split) of Parent Common Stock pursuant to Section 2(a) of the Letter Agreement, dated January 2, 2013, as amended, between the Company and Middlebury, subject to and in accordance with the Post-Merger Parent Capitalization and (iii) to Evolution Venture Partners, LLC (“Evolution”) of (A) $570,000 in cash for consulting and financial advisory fees and deferred retainer payments and (B) 2,400,000 shares (subject to proportionate adjustment for the Reverse Split) of Parent Common Stock pursuant to Section 2(a) of the Letter Agreement, dated January 2, 2013, as amended, between the Company and Evolution, subject to and in accordance with the Post-Merger Parent Capitalization. Upon the initial drawdown of the Venture Debt, Middlebury shall receive a fee of 6% of such initial drawdown. If required by applicable law or the rules of NASDAQ, Parent shall have obtained the Requisite Parent Stockholder Vote authorizing such issuance of shares to Palladium, Middlebury and Evolution.

6.17     D&O Insurance; Indemnification and Exculpation.

(a)     Prior to the Closing Date, the Company shall use commercially reasonable efforts to maintain (through the Company’s existing insurance programs), for a period of up to six (6) years after the Closing Date, the Company’s current directors’ and officers’ liability insurance in respect of acts or omissions occurring at or prior to the Effective Time, covering each Person currently covered by the Company’s directors’ and officers’ liability insurance policy (a complete and accurate copy of which has been heretofore made available to Parent), on terms with respect to such coverage and amount no less favorable than those of such policy in effect on the date hereof.

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(b)     Parent shall cause the Surviving Company to assume the obligations with respect to all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of the Company as provided in the Company’s by-laws (in each case, as in effect on the date hereof), without further action, as of the effective Time, and such obligations shall survive the Merger and shall continue in full force and effect (except as otherwise required by applicable Law) in accordance with their terms; it being understood that this Section 6.17 shall in no way limits the rights Parent or the Surviving Company may have pursuant to this Agreement (including pursuant to Article VII hereof) or otherwise. The provisions of this Section 6.17(b) are (i) intended to be for the benefit of, and will be enforeceable by, each current or former director or officer of the Company, his or her heirs and his or her representatives and (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.

6.18     No Registration Statements. From the signing of this Agreement through the Closing Date, Parent shall not file any Registration Statement with the SEC other than the Form S-8 described in Section 8.3(z) below and shall not grant any registration rights that would require a filing of a Registration Statement during the period from the date of this Agreement up to and including the date that is one hundred eighty (180) days after the Closing Date, such that would cause the early termination of the Leak-Out Agreements, without the prior written consent of the Company, which may be withheld in the Company’s sole discretion,.

Article VII
INDEMNIFICATION

7.1           Survival. Unless otherwise explicitly set forth in this Agreement, all representations and warranties in this Agreement and any other certificate or document delivered pursuant to this Agreement shall be accurate as of the date of such certificate or document and as of the Closing Date. All covenants and obligations in this Agreement and any other document delivered pursuant to this Agreement shall survive the Closing for the period set forth within such covenants and obligations. No party may bring a claim under this Article VII for any Breach of any representation or warranty made in this Agreement after the twelve (12) month anniversary of the Closing Date, other than claims made pursuant to Sections 7.2(c) (related to Existing Sub), 7.2(e) (related to the Liquidating Trust),7.2(f) (related to the Existing Sub Ownership Plan) and 7.2(g) (related to litigation against Parent, Merger Sub and Existing Sub), each of which shall survive until the twelve (12) month anniversary of the distribution of all of the assets of the Liquidating Trust. No party may bring a claim under this Article VII for any Breach of any covenant or obligation under this Agreement after the twelve (12) month anniversary of the date on which such covenant expired or such obligation was to be performed. The parties expressly intend to limit the statute of limitations that may otherwise be applicable to a cause of action under this Agreement, other than fraud. The right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants and obligations shall not be affected by any investigation conducted with respect to, or any Knowledge acquired (or capable of being acquired) at any time, whether before or after the Closing Date, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. The waiver of any condition based upon the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants and obligations.

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7.2     Indemnification and Reimbursement by Parent. Parent will indemnify and hold harmless the Company, and its employees, directors, Representatives, stockholders and Subsidiaries (collectively, the “Company Indemnified Persons”), and will reimburse Company Indemnified Persons for any Damages, whether or not involving a Third-Party Claim, arising from or in connection with:

(a) any Breach of any representation or warranty made by Parent or Merger Sub in (i) this Agreement or (ii) any other certificate, document, writing or instrument executed and delivered by Parent , Existing Sub or Merger Sub at or prior to Closing pursuant to this Agreement or in connection with the Private Placement;

(b) any Breach of any covenant or obligation of Parent or Merger Sub in this Agreement or in any other certificate, document, writing or instrument executed and delivered by Parent, Existing Sub or Merger Sub at or prior to Closing pursuant to this Agreement;

(c) the operations and corporate governance of Existing Sub whether before or after the Closing, including, without limitation, its compliance (or lack of compliance) with applicable Laws or the rules and regulations of any Self-Regulatory Organization;

(d) the operations and corporate governance of Parent prior to the Closing, including, without limitation, its compliance (or lack of compliance) with applicable Laws or the rules and regulations of any Self-Regulatory Organization;

(e) the formation, administration or distribution of assets from the Liquidating Trust;

(f) the Existing Sub Ownership Plan; or

(g) any litigation pending or threatened in writing on the Closing Date against Parent, Merger Sub or Existing Sub.

Notwithstanding anything to the contrary set forth in this Agreement and in addition to the insurance proceeds resulting from policies described in Section 8.3(v) below, Company Indemnified Persons’ sole recourse against Parent for the indemnification provided in this Article VII shall, absent fraud or willful misconduct, be to receive Indemnification Shares or Indemnification Cash out of the Indemnification Escrow/Reserve as provided herein and pursuant to the Escrow Agreement and this Article VII which, except for fraud and willful misconduct, shall be the exclusive remedy from Parent available to the Company Indemnified Persons arising from or relating to the Merger, including (without limitation) in respect of any breach of or noncompliance with any provision of this Agreement by Parent or its Representatives. The foregoing shall not diminish or otherwise alter the Liquidating Trust’s indemnification obligations under the Liquidating Trust Indemnification Agreement.

7.3     Insurance Deduction. Damages in respect of a matter shall be reduced by the amount of any insurance proceeds resulting from policies described in Section 8.3(v) below, actually received by any Company Indemnified Persons with respect to such matter, less any costs of recovery (including any increase in insurance premiums). Applicable insurance coverage available to any Company Indemnified Person for any Damages shall be pursued in good faith by the Company, including compliance with reasonable notice, consent, and defense provisions. Any deductibles, self-insured retentions, or sums owed by the insured to its insurer under a fronting policy arrangement, shall not be treated as “insurance” for the purposes of this provision.

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7.4     Indemnification and Reimbursement by the Company. The Company will indemnify and hold harmless Parent and the Pre-Merger Parent Shareholder Representative (on behalf of the pre-Merger Parent shareholders (the “Pre-Merger Parent Shareholders”)) (collectively, the “Parent Indemnified Persons”), and will reimburse Parent Indemnified Persons, for any Damages, whether or not involving a Third-Party Claim, arising from or in connection with:

(a) any Breach of any representation or warranty made by the Company in this Agreement or in any certificate, document, writing or instrument executed and delivered by the Company at or prior to the Closing pursuant to this Agreement;

(b) any Breach of any covenant or obligation of the Company in this Agreement or in any other certificate, document, writing or instrument executed and delivered by the Company at or prior to the Closing pursuant to this Agreement; or

(c) any litigation pending or threatened in writing on the Closing Date against the Company.

Notwithstanding anything to the contrary set forth in this Agreement, the indemnification provided in this Article VII shall, absent fraud or willful misconduct, be the exclusive remedy available to the Parent Indemnified Persons arising from or relating to the Merger, including (without limitation) in respect of any breach of or noncompliance with any provision of this Agreement by the Company or its Representatives. Further, such claims by the Parent Indemnified Persons shall in no event exceed the initial value of the Indemnification Escrow/Reserve.

7.5     Indemnification Escrow/Reserve. The Indemnification Escrow/Reserve shall be comprised of (i) a reserve of shares of Parent Common Stock equal to $1,000,000 divided by the price per share used in the Private Placement (after giving effect to any Reverse Split) (the “Indemnification Shares”) and (ii) cash provided by Existing Sub of $250,000 (the “Indemnification Cash”). The Indemnification Escrow/Reserve shall be maintained by the Escrow Agent for the benefit of the Pre-Merger Company Shareholders on a pro rata basis (in the case of Indemnification Shares) and the Company (in the case of Indemnification Cash) from and after the Closing Date in accordance with the Escrow Agreement.

7.6     Escrow Period; Release From Indemnification Escrow/Reserve.

(a) (i) The period for which the Indemnification Cash is maintained in the Indemnification Escrow/Reserve shall terminate upon the twelve (12) month anniversary of the Closing Date (the “Cash Escrow Period”); provided, however, that a portion of the Indemnification Cash that is necessary to satisfy any unsatisfied claims specified in any Officer’s Certificate (as defined in Section 7.7) delivered to the Escrow Agent prior to termination of the Cash Escrow Period with respect to facts and circumstances existing prior to expiration of the Cash Escrow Period, shall remain deposited with the Escrow Agent until such claims have been resolved. (ii) The period for which the Indemnification Shares are maintained in the Indemnification Escrow/Reserve shall terminate upon the twelve (12) month anniversary of the distribution of all of the assets of the Liquidating Trust (the “Shares Escrow Period”); provided, however, that a portion of the Indemnification Shares that is necessary to satisfy any unsatisfied claims specified in any Officer’s Certificate delivered to the Escrow Agent prior to termination of the Shares Escrow Period with respect to facts and circumstances existing prior to expiration of the Shares Escrow Period, shall remain reserved for issuance by Parent’s transfer agent until such claims have been resolved.

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(b) Within three (3) business days after the end of the applicable Escrow Period (the “Release Date”), the Escrow Agent shall either, as applicable notify Parent’s transfer agent of the termination of the reserve of the Indemnification Shares or release and remit to the Liquidating Trust the amount of Indemnification Cash, less the number of shares or dollar amount necessary, respectively, to cover any Damages described in an Officer’s Certificate delivered in accordance with Section 7.6(a) with respect to any pending but unresolved indemnification claims. In the event any shares are reserved for issuance or cash is held back as a result of the preceding sentence, promptly upon resolution of each specific indemnification claim involved, the Escrow Agent shall notify Parent’s transfer agent of the termination of the applicable reserve amount (in the case of shares) or release to the Liquidating Trust (in the case of cash) the amount of Indemnification Cash held back.

7.7     Claims Upon Indemnification Escrow/Reserve. Upon receipt by the Escrow Agent on or before the Release Date of a certificate signed by any officer of the Company (an “Officer’s Certificate”) (which the Company shall cause to be delivered upon request of any Company Indemnified Person alleging Damages that are the subject of Section 7.2) stating that Damages are alleged to exist with respect to the indemnification obligations of Parent set forth in Section 7.2 and specifying in reasonable detail the individual items of such Damages included in the amount so stated, the date each such item was paid, or properly accrued or arose, and the nature of the misrepresentation, breach of warranty, covenant, claim or cost to which such item is related, the Escrow Agent shall, subject to the provisions of Section 7.8 and the remainder of this Article VII, instruct Parent’s transfer agent to issue to the Pre-Merger Company Shareholders on a pro rata basis, as promptly as practicable, Indemnification Shares (valued based on the PLCC Average Price as of the delivery date of such Officer’s Certificate), or pay to the Company such amount of Indemnification Cash, equal to such Damages. The presentation of any Officer’s Certificate with respect to any indemnification obligation under Section 7.2 shall not limit the right of the Company to submit one or more additional Officer’s Certificates with respect to the same or any other indemnification obligation. With respect to each Officer’s Certificate, the Company shall have the right to choose whether to recoup its Damages out of the Indemnification Shares or the Indemnification Cash, or any combination thereof, if the Cash Escrow Period has not ended; otherwise, the Company’s Damages shall be recouped solely out of the Indemnification Shares.

7.8      Objections to Claims.

(a) At the time of delivery of any Officer’s Certificate to the Escrow Agent, the Company shall deliver a duplicate copy of such Officer’s Certificate to the Pre-Merger Parent Shareholder Representative. For a period of thirty (30) days after such delivery, the Escrow Agent shall not issue any instructions to Parent’s transfer agent regarding issuance of the Indemnification Shares or make any payment of the Indemnification Cash pursuant to Section 7.7 unless the Escrow Agent shall have received written authorization from the Pre-Merger Parent Shareholder Representative to make such delivery. After the expiration of such thirty (30) day period, the Escrow Agent shall (i) instruct Parent’s transfer agent to issue to the Pre-Merger Company Shareholders on a pro rata basis, as promptly as practicable, the applicable portion of the Indemnification Shares or (ii) deliver the applicable portion of the Indemnification Cash to the Company, each in accordance with Section 7.7, provided that no such delivery may be made if the Pre-Merger Parent Shareholder Representative shall object in a written statement to the claim made in the Officer’s Certificate, and such statement shall have been delivered to the Escrow Agent and to the Company prior to the expiration of such thirty (30) day period.

(b) In case the Pre-Merger Parent Shareholder Representative shall so object in writing to any claim or claims by the Company made in any Officer’s Certificate, the Company shall have thirty (30) days to respond in a written statement to the objection of the Pre-Merger Parent Shareholder Representative. If after such thirty (30) day period there remains a dispute as to any claims, the Pre-Merger Parent Shareholder Representative and the Company shall attempt in good faith for sixty (60) days to agree upon the rights of the respective parties with respect to each of such claims. If the Pre-Merger Parent Shareholder Representative and the Company should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and, if applicable, shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such memorandum and shall instruct Parent’s transfer agent regarding the termination of reserve or issuance of the Indemnification Shares (or a combination thereof) or release the Indemnification Cash in accordance with the terms of such memorandum.

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(c) If no agreement can be reached after good faith negotiation between the parties pursuant to Section 7.8(b), then the Escrow Agent will instruct Parent’s transfer agent regarding the issuance of the Indemnification Shares to the Pre-Merger Company Shareholders on a pro rata basis or release the Indemnification Cash to the Company, as the case may be, only:

(i)     in accordance with joint written instructions of the Company and the Pre-Merger Parent Shareholder Representative; or

(ii)     in accordance with a final, non-appealable order of a court of competent jurisdiction (a “Final Decision”). Any Final Decision will be accompanied by a legal opinion of counsel for the presenting party satisfactory to the Escrow Agent to the effect that the order is final and non-appealable. The Escrow Agent will act on such court order and legal opinion without further question.

7.9      Third Party Claims Where Company Indemnified Persons Potentially Indemnified. In the event the Company becomes aware of a Third-Party Claim or Damages which the Company believes may result in a demand against the Indemnification Escrow/Reserve or a claim for Damages pursuant to the indemnification provisions of Section 7.2 hereof, the Company shall notify the Pre-Merger Parent Representative of such claim. The Company shall have the right to settle any such claim with the consent of the Pre-Merger Parent Shareholder Representative which shall not be unreasonably withheld so long as Parent, its pre-Merger shareholders and the Pre-Merger Parent Shareholder Representative will be fully released from such claim in connection with such settlement. In the event that the Pre-Merger Parent Shareholder Representative has consented to any such settlement, the Pre-Merger Parent Shareholder Representative shall have no power or authority to object under Section 7.8 or any other provision of this Article VII to the amount of any claim by the Company against the Indemnification Escrow/Reserve for indemnity with respect to such settlement.

7.10     Third Party Claims Where Parent Indemnified Persons Potentially Indemnified. In the event Parent or Pre-Merger Parent Shareholder Representative becomes aware of a Third-Party Claim or Damages which is believed may result in a claim for Damages pursuant to the indemnification provisions of Section 7.4 hereof, the Pre-Merger Parent Shareholder Representative shall notify the Company of such claim. The Parent Indemnified Persons shall have the right to settle any such claim with the consent of the Company which shall not be unreasonably withheld so long as the Company and its Representatives will be fully released from such claim in connection with such settlement.

7.11      Limitations on Indemnification. Parent and the Parent pre-Merger shareholders shall not have any liability under Section 7.2(a) hereof and the Company shall not have any liability under Section 7.4 hereof unless the aggregate amount of Damages exceeds $25,000 (the “Basket”) and, in such event, shall be liable for the entire amount of all such Damages; provided, however, that the Basket shall not apply to Damages under Sections 7.2(b) through (g) or related to fraud or willful misconduct.

Article VIII
CONDITIONS

8.1     Conditions to Obligations of Each Party. The respective obligations of each party to effect the transactions contemplated hereby are subject to the fulfillment or waiver at or prior to the Effective Date of the following conditions:

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(a)     No Prohibitive Change of Law. There shall have been no law, statute, rule or regulation, domestic or foreign, enacted or promulgated which would prohibit or make illegal the consummation of the transactions contemplated hereby.

(b)     Stockholder Approvals. This Agreement and the Merger shall have been approved by the Requisite Company Stockholder Vote and the Requisite Parent Stockholder Vote.

(c)     Section 14(f) Compliance. Ten (10) days shall have elapsed since an information statement containing the information required by Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder has been filed by Parent with the SEC and transmitted to the stockholders of Parent in accordance with Rule 14f-1.

(d)     Adverse Proceedings. There shall not be threatened in writing, instituted or pending any action or proceeding before any court or Governmental Body, Self-Regulatory Organization or other agency (i) challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated hereby or seeking to obtain material damages in connection with such transactions, (ii) seeking to prohibit direct or indirect ownership or operation by Parent or Merger Sub of all or a material portion of the business or assets of the Company, or to compel Parent or Merger Sub or the Company to dispose of or to hold separately all or a material portion of the business or assets of Parent or Merger Sub or of the Company, as a result of the transactions contemplated hereby; (iii) seeking to invalidate or render unenforceable any material provision of this Agreement or any of the other agreements attached as exhibits hereto or contemplated hereby, or (iv) otherwise relating to and materially adversely affecting the transactions contemplated hereby.

(e)     Governmental Action. There shall not be any action taken, or any statute, rule, regulation, judgment, order or injunction proposed, enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated hereby, by any federal, state or other court, government or Governmental Body or agency, that would result, directly or indirectly, in any of the consequences referred to in Section 8.1(d).

8.2     Additional Conditions to Obligation of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the transactions contemplated hereby in accordance with the terms of this Agreement is also subject to the fulfillment or waiver of the following conditions:

(a)     Representations and Compliance. The representations and warranties of the Company contained in this Agreement were accurate as of the date of this Agreement and are accurate as of the Closing Date, in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification), except for representations and warranties made as of a specific date, which shall be accurate as of such date. The Company shall in all respects have performed each obligation and agreement and complied with each covenant to be performed and complied with by it hereunder at or prior to the Closing Date.

(b)     Officers’ Certificate. The Company shall have furnished to Parent and Merger Sub a certificate of the Chief Executive Officer of the Company, dated as of the Effective Date, in which such officer shall certify that, to the best of his Knowledge, the conditions set forth in Section 8.2(a) have been fulfilled.

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(c)     Secretary’s Certificate. The Company shall have furnished to Parent (i) copies of the text of the resolutions by which the corporate action on the part of the Company necessary to approve this Agreement, the Certificate of Merger and the transactions contemplated hereby and thereby were taken, (ii) a certificate dated as of the Closing Date executed on behalf of the Company by its corporate secretary or one of its assistant corporate secretaries certifying to Parent that such copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, (iii) an incumbency certificate dated as of the Closing Date executed on behalf of the Company by its corporate secretary or one of its assistant corporate secretaries certifying the signature and office of each officer of the Company executing this Agreement, the Certificate of Merger or any other agreement, certificate or other instrument executed pursuant hereto by the Company, (iv) a copy of the certificate of incorporation of the Company, certified by the Secretary of State of Delaware, and (v) a certificate from the Secretary of State of Delaware evidencing the good standing of the Company in such jurisdiction as of a day within five (5) business days prior to the Closing Date.

(d)     Consents and Approvals. The Company shall have obtained all consents and approvals necessary to consummate the transactions contemplated by this Agreement, in order that the transactions contemplated herein shall not constitute a breach or violation of, or result in a right of termination or acceleration of, or creation of any encumbrance on any of the Company’s assets pursuant to the provisions of, any agreement, arrangement or undertaking of or affecting the Company or any license, franchise or permit of or affecting the Company.

(e)     Merger Certificate. The Company shall have executed a copy of the Certificate of Merger.

(f)     Stockholder Questionnaire. Each of the stockholders of the Company shall have executed and delivered to Parent a completed stockholder qualification questionnaire in the form reasonably acceptable to both Parent and the Company (a “Stockholder Questionnaire”) accurate in all material respects and attesting that (i) such stockholder is acquiring the Merger Consideration for his, her or its sole account, for investment and not with a view to the resale or distribution thereof and (ii) that stockholder either (A) is an “accredited investor” as defined in Regulation D of the Securities Act or is not a “U.S person” as defined in Regulation S of the Securities Act, and either (B) has such knowledge and experience in financial and business matters that the stockholder is capable of evaluating the merits and risks of receiving the Merger Consideration, or (C) has appointed an appropriate person reasonably acceptable to both Parent and the Company to act as the stockholder’s purchaser representative in connection with evaluating the merits and risks of receiving the Merger Consideration.

(g)     Parent Professional Fees. The Company shall have paid the Parent Professional Fees at Closing.

(h)     Company Voting Agreements. Upon the signing of this Agreement the directors, officers and material Pre-Merger Company Shareholders shall enter into Company Voting Agreements in form and substance acceptable the Company and Parent that represent not less than fifty and one tenths percent (50.1%) voting power of the Pre-Merger Company Capital Stock.

(i)     Company Debt. At the Closing, after giving effect to the conversion of the Company Convertible Notes into capital stock of the Company or Parent in accordance with their respective terms and consistent with and subject to the Post-Merger Parent Capitalization, the Company shall have no material indebtedness for money borrowed (other than the Venture Debt, as defined in Section 8.3(s) below).

8.3     Additional Conditions to Obligation of the Company. The obligation of the Company to consummate the transactions contemplated hereby in accordance with the terms of this Agreement is also subject to the fulfillment or waiver of the following conditions:

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(a)     Diligence. The Company shall be satisfied, in its sole and absolute discretion, with the results of its due diligence investigation of Parent, Existing Sub and Merger Sub; provided, however, that this condition shall cease to apply from and after the end of the Due Diligence Review Period.

(b)     Representations and Compliance. The representations and warranties of Parent, and Merger Sub contained in this Agreement were accurate as of the date of this Agreement and are accurate as of the Effective Time, in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification), except for representations and warranties made as of a specific date, which shall be accurate as of such date. Parent and Merger Sub, respectively, shall in all respects have performed each obligation and agreement and complied with each covenant to be performed and complied with by them hereunder at or prior to the Closing Date.

(c)     Name Change. In connection with the Merger, the name of Paulson Capital (Delaware) Corp. shall be changed to “VBI Vaccines Inc.”.

(d)     Officers’ Certificate. Parent shall have furnished to the Company a certificate of the Principal Executive Officer and Principal Financial Officer of Parent, dated as of the Effective Date, in which such officer shall certify that, to the best of his Knowledge, the conditions set forth in Section 8.3(b) and the obligations set forth in Section 8.3(c) have been fulfilled.

(e)     Escrow Agreement and Pre-Merger Parent Shareholder Representative Agreement. Prior to the Closing, Parent shall have furnished to the Company the Escrow Agreement and the Pre-Merger Parent Shareholder Representative Agreement executed by, Parent and the Pre-Merger Parent Shareholder Representative.

(f)     Indemnification Escrow/Reserve and Indemnification Agreements. Parent shall deliver to the Escrow Agent the Indemnification Cash and instructions as to the reserve for issuance of Indemnification Shares, allocated among the Pre-Merger Company Shareholders as provided in Schedule 8.3(f), to be available for issuance in accordance with Article VII hereof. Prior to the Closing, Parent shall have furnished to the Company the Liquidating Trust Indemnification Agreement, substantially in the form attached hereto as Exhibit F, executed by Parent and the duly authorized representative of the Liquidating Trust.

(g)     Secretary’s Certificate. Parent shall have furnished to the Company (i) copies of the text of the resolutions by which the corporate action on the part of Parent necessary to approve this Agreement and the Certificate of Merger, the election of the directors of Parent to serve following the Closing Date and the transactions contemplated hereby and thereby were taken, which shall be accompanied by a certificate of the corporate secretary or assistant corporate secretary of Parent dated as of the Closing Date certifying to the Company that such copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, (ii) an incumbency certificate dated as of the Closing Date executed on behalf of Parent by its corporate secretary or one of its assistant corporate secretaries certifying the signature and office of each officer of Parent executing this Agreement, the Certificate of Merger or any other agreement, certificate or other instrument executed pursuant hereto, and (iii) copies of (A) the certificates of conversion and incorporation of Parent, certified by the Secretary of State of Delaware and (B) the certificate evidencing the good standing of Parent issued by the Secretary of State of Delaware as of a day within five (5) business days prior to the Closing Date.

(h)     Consents and Approvals. Parent, Existing Sub and Merger Sub shall have obtained all consents and approvals necessary to consummate the transactions contemplated by this Agreement in order that the transactions contemplated herein shall not constitute a breach or violation of, or result in a right of termination or acceleration of, or creation of any encumbrance on any of Parent’s, Existing Sub’s or Merger Sub’s assets pursuant to the provisions of, any agreement, arrangement or undertaking of or affecting Parent or any license, franchise or permit of or affecting Parent.

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(i)     Parent Voting Agreements. Upon the signing of this Agreement, beneficial owners of a total of approximately 40% of the outstanding voting Parent Capital Stock as of the date of this Agreement shall enter into Parent Voting Agreements in form and substance acceptable to the Company and Parent (the “Parent Voting Agreements”).

(j)     Directors and Officers of Parent. The Board of Directors of Parent shall have taken, subject to compliance with Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder, the following action, to be effective upon the Effective Time: (i) increased the Board of Directors of Parent to seven directors; (ii) elected to the Board of Directors of Parent (A) five directors whom shall be designees of the Company (of whom 3 shall be independent within the meaning of NASDAQ Marketplace Rule 5605(a)(2)) (“Independent”), and (B) two of whom shall be designees of Parent acceptable to the Company (one of whom shall be Independent and one of whom, who may be such Independent designee, shall have adequate expertise in biotechnology or other relevant industry expertise acceptable to the Company), and Trent Davis and Alan Timmons shall be so designated by Parent and are acceptable to the Company provided such persons are not the subject of any Proceeding before a Governmental Body or Self-Regulatory Organization that could have a Material Adverse Effect on the Company or Parent; and (iii) appointed as the officers of Parent those persons designated by the Company to the Parent in writing prior to the Effective Time, or, with regard to clauses (iii), such other persons designated by the Company. Immediately after the Effective Time, the newly constituted board of directors of Parent will appoint the Company Key Employees to the same officer positions of Parent as they hold of the Company immediately prior to the Effective Time. The newly-appointed directors and officers of Parent shall hold office for the term specified in, and subject to the provisions contained in, the Parent Organization Documents and applicable law. The voting agreement regarding directors of Parent post-Merger shall be subject to the approval of Parent’s pre-Merger shareholders, and the July 2013 Investors.

(k)     Resignations. Each of the officers and directors of Parent immediately prior to the Effective Time, other than Trent Davis and Alan Timmins, shall deliver duly executed resignations from their positions with Parent effective immediately after the Effective Time.

(l)     Private Placement. Prior to the Closing, the Company and Parent shall have in escrow for the benefit of the Surviving Company aggregate gross proceeds of at least $11,000,000 (rounded up to the nearest thousand) (or such lesser amount agreed to in writing by the Company in its sole discretion) received pursuant to a private placement (the “Private Placement”) of Parent Common Stock solely to accredited investors in compliance with the exemption from registration provided by Section 4(a)(2) of the Securities Act or Rule 506 of Regulation D thereunder or to “non-U.S. persons” pursuant to Regulation S, on terms satisfactory to the Company and the Parent; and the conditions to closing such Private Placement shall have been satisfied and such amount of gross proceeds shall be unencumbered cash available to the Surviving Company at the Effective Time. Of the Private Placement proceeds, the Pre-Merger Company Shareholders shall be responsible for investing approximately $6,000,000 and additional investors sourced by the Company shall be responsible for investing approximately $5,000,000. The shares of Parent Common Stock issuable pursuant to the Private Placement, together with the Merger Consideration, each individually and on a combined basis, shall not exceed the percentages set forth in the Post-Merger Parent Capitalization, regardless of the price paid per share in the Private Placement and the pre-money and pre-Merger valuation of the Company at which the Private Placement occurs (which Post-Merger Parent Capitalization is based upon an assumed pre-money valuation of approximately $31,600,000).

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(m)     Parent Liabilities. Except for Parent Professional Fees, Parent shall have no liabilities.

(n)     Dissenters’ Rights. Holders of no more than five percent (5%) of the outstanding shares of Company Capital Stock shall have validly exercised, or remained entitled to exercise, their appraisal rights under Section 262 of the DGCL.

(o)     Existing Sub Change of Ownership. Prior to the Closing, Parent shall have entered into definitive documentation, reasonably acceptable to the Company, whereby Parent’s ownership in Existing Sub shall be reduced to approximately 0.01% pursuant to the plan set forth in Exhibit E hereto (the “Existing Sub Ownership Plan).

(p)     NASDAQ and DTC Eligibility. Prior to the Closing, NASDAQ shall have approved an initial listing application of the Company on a post-Merger basis for purposes of listing of Parent Common Stock on NASDAQ following the Merger. Parent shall be in compliance with all of NASDAQ’s criteria for continued listing, the staff of NASDAQ shall not have appealed the decision of the NASDAQ Hearings Panel set forth in the letter, dated February 19, 2014, from NASDAQ to Parent, Parent Common Stock shall continue to be listed on NASDAQ from the date of this Agreement through the Closing, the Parent Common Stock shall be listed on NASDAQ from the Closing until the Effective Time, and prior to the Effective Time, the Parent Common Stock shall be FAST eligible with the Depository Trust Company (“DTC”).

(q)     October 2013 Proxy Statement. Prior to the Closing, Parent shall have completed the actions voted upon at the annual meeting of Parent held on November 8, 2013 as described in the Parent’s Definitive Proxy Statement on Schedule 14A filed by Parent with the SEC on October 18, 2013 (the “October 2013 Proxy Statement”).

(r)     July 2013 Financing. At Closing, Parent shall have available not less than $5,250,000 in unencumbered cash invested by those investors who subscribed to purchase securities of Parent on July 25, 2013 (the “July 2013 Investors”) pursuant to the series of agreements described in the Current Report on Form 8-K/A filed with the SEC by Parent on August 30, 2013 (the “July 2013 Financing Documents”), or their designees. All of the conditions to closing the transactions contemplated by the July 2013 Financing Documents shall have been satisfied at or prior to the Effective Time and the $5,250,000 gross proceeds resulting therefrom shall have been released from escrow to Parent at or prior to the Effective Time.

(s)     Parent Debt. Parent shall have no material indebtedness for money borrowed except as directly attributable to Existing Sub as set forth on Schedule 4.19 and presented in the Parent Latest Balance Sheet solely for the purpose of complying with ASC 810 – Consolidation (none of which individually or in the aggregate, could have a Material Adverse Effect on Parent). Notwithstanding the foregoing, contemporaneously with the Closing, Parent may issue up to $6 million in principal amount of non-convertible venture debt instruments to venture debt investors approved by the Company, including, without limitation, Perceptive Advisors LLC or its affiliated investment vehicles (the “Venture Debt”).

(t)     Parent Capital Stock, Warrants and Related Matters.

(i) the Parent Class A Warrants shall be exchanged for 8,384,278 shares of Parent Common Stock (before giving effect to any Reverse Split) in a transaction exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereunder;

(ii) the Parent Class B Warrants shall have been converted to 13,559,407 shares of Parent Common Stock (or modified or exchanged in a transaction exempt from registration under the Securities Act pursuant to Section 3(a)(9) thereunder for a new class of preferred stock of Parent) such that the pre-Merger capitalization of Parent is as set forth on Exhibit B hereto;

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(iii) all Parent Series A Preferred Stock issued pursuant to the July 2013 Financing Documents shall have been converted to Parent Common Stock;

(iv) Parent shall have no issued or outstanding shares of Parent Preferred Stock that have preferential rights over the Parent Common Stock as to dividends, liquidation preferences, voting, redemption or other preferential rights;

(v) the Parent Organization Documents shall have been duly amended to delete the certificate of designation of the Parent Series A Preferred Stock (if such certificate of designation is filed prior to Closing);

(vi) the Interest Preservation Letter Agreement included in the July 2013 Financing Documents shall be terminated and shall not be deemed a “Dilutive Acquisition” and shall have no effect with respect to the Merger or any issuances prior thereto; and

(vii) the July 2013 Investors shall not have any continuing “most favored nation” rights, registration rights (provided the provisions of Rule 144 are then applicable), anti-dilution rights (other than standard proportionate adjustments for stock splits or dividends, stock combinations, recapitalizations and similar events) or any other special investor rights except as may be granted to all investors in the Private Placement.

(u)     Special Investor Rights. Parent shall have no outstanding special investor rights (such as anti-dilution rights or registration rights) of holders of its Parent Capital Stock, other than registration rights of the July 2013 Investors if no Rule 144 resale exemption is available to them and other than as may be granted to all the investors in the Private Placement or holders of the Venture Debt.

(v)     Insurance. At Closing, (i) Parent shall have prepaid general liability, representations and warranties insurance (insuring the Company against Damages resulting from any breach of Parent’s representations and warranties under this Agreement) if available on terms acceptable to Parent and the Company, and directors and officers tail insurance policies in effect, naming the Company (where possible and/or applicable) and its affiliates as additional insured parties; and (ii) Existing Sub shall have prepaid general liability, errors and omissions, employment practices liability and directors and officers insurance policies in effect, including, without limitation, a tail policy, naming Parent and the Company (where possible and/or applicable) and their respective affiliates as insured parties; in each case of clause (i) and (ii), in such coverage amounts and for such coverage periods as shall be reasonably acceptable to the Company, which shall not be cancelable without the Company’s prior written consent, in order to support Parent’s indemnity obligations under this Agreement.

(w)      FINRA Approval and Filing Agreement. Prior to the Effective Time, Existing Sub shall have (i) obtained all requisite definitive consents or approvals of FINRA pursuant to FINRA Rule 1017 relating to the change in ownership of Existing Sub that may be deemed to result as a consequence of (A) the Merger, and (B) the issuances of Existing Sub (or its successor) equity interests upon conversion of notes of Existing Sub in exchange for Existing Sub Series B Stock and to Existing Sub’s management, as further described in the Existing Sub Ownership Plan; and (ii) entered into a FINRA Filing Agreement in the form attached hereto as Exhibit G (the “Filing Agreement”) and shall have performed all of its duties and obligations under the Filing Agreement.

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(x)     Reverse Split. Prior to the Closing, Parent shall have effected a reverse split (the “Reverse Split”) of its outstanding Parent Common Stock to the extent required, if at all, for its market price on the NASDAQ Capital Market to be at least $4.00 per share at the time of the Closing or for such longer period as may be required prior to Closing under the NASDAQ Capital Market listing rules for the conditions in Section 8.3(p) to be satisfied at Closing, subject to pre-Merger Parent shareholder approval and in compliance with the Exchange Act.

(y)     Additional Class of Preferred Stock of Parent. Prior to the Closing Date, the Parent shall have filed an amendment to its certificate of incorporation with the Secretary of State of Delaware setting forth a certificate of designation of a new class of preferred stock of Parent satisfying the Pubco Equity Conditions as defined in that certain Note Purchase Agreement, dated as of March 10, 2014, among the Company and the investors identified on Schedule A thereto, pursuant to which the Company issued $1,500,000 in aggregate principal amount of Secured Convertible Promissory Notes, all of which are to convert automatically to Parent Common Stock or such new class of preferred stock of Parent as provided therein, subject to and in accordance with the Post-Merger Parent Capitalization. The Company shall have approved the form of such certificate of designation prior to its filing in the State of Delaware.

(z)     Adoption of VBI Vaccines Inc. 2014 Equity Incentive Plan and Form S-8. Prior to the Closing Date, Parent shall have obtained the Requisite Parent Stockholder Vote approving the adoption of a new equity incentive plan titled “VBI Vaccines Inc. 2014 Equity Incentive Plan”, to become effective upon the Closing, in such form agreed to by the Company prior to the Closing. Such VBI Vaccines Inc. 2014 Equity Incentive Plan shall provide for the issuance of up to 4,078,444 shares (subject to proportionate adjustment for the Reverse Split) of Parent Common Stock pursuant to awards to be made thereunder, which number shall be reduced by the number of shares of Parent Common Stock issuable pursuant to the Options to be assumed at the Closing pursuant to Section 2.3(f) hereof. The shares of Parent Common Stock issuable pursuant to awards under such VBI Vaccines Inc. 2014 Equity Incentive Plan and the Parent Incentive Plans, and the Options assumed at the Closing pursuant to Section 2.3(f) shall have been registered on Form S-8 pursuant to the Securities Act prior to the Closing Date.

(aa)     Amendment of Certificate of Incorporation and Bylaws. Prior to the Closing Date, Parent shall have obtained all approvals required to amend, and shall have amended, its certificate of incorporation to provide for the authorization to issue 200,000,000 shares of Parent Common Stock. In addition, Parent shall have amended its Parent Organizational Documents to remove provisions therein for a classified Board of Directors and such other amendments thereto as the Company shall reasonably request prior to the initial filing with the SEC of the applicable proxy statement by Parent.

(bb)     Rule 144 Opinion. Prior to the Closing Date, one of the July 2013 Investors (DKR Ventures) shall cause its counsel to provide an opinion, in a form reasonably satisfactory to the Company and its counsel, regarding the commencement of the holding period of the Parent Capital Stock issued pursuant to the July 2013 Financing Documents.

(cc)     Middlebury and Evolution. Prior to the Closing Date, Middlebury and Evolution shall enter into lock-up agreements in form and substance acceptable to the Company covering such number of shares of Parent Common Stock acceptable to the Company.

(dd)     Leak-Out Agreements. Each Leak-Out Agreement executed by the July 2013 Investors shall be in effect and binding upon the July 2013 Investors and there shall be no uncured breach by Parent that, with the passage of time, could cause the termination of any such Leak-Out Agreement in accordance with its terms.

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Article IX
TERMINATION

9.1     Termination. This Agreement may be terminated prior to the Effective Date:

(a)     by mutual consent of the Company and Parent, if the Board of Directors of each so determines by vote of a majority of the members of its entire board;

(b)     by either party (i) after 5:00 p.m. Eastern standard time on July 25, 2014 if the Closing has not occurred on or before such date, provided, however, that termination under this Section 9.1(b)(i) shall not be available to any party whose breach of this Agreement results in the failure of the Closing to occur by such time; (ii) if the Merger is enjoined by a court or any Governmental Body or Self-Regulatory Organization (including if consummation of the Merger is enjoined pending approval by the shareholders of Parent), (iii) prior to the expiration of the Due Diligence Review Period, if either party is not satisfied with the results of its due diligence investigation of the other in its sole and absolute discretion;

(c)     by Parent, if any representation of the Company set forth in this Agreement was inaccurate when made or becomes inaccurate such that the condition set forth in Section 8.2(a) could not be satisfied and such inaccuracy is not cured by the Company within ten (10) days of being notified in writing of such inaccuracy;

(d)     by the Company, if any representation of Parent or Merger Sub set forth in this Agreement was inaccurate when made or becomes inaccurate such that the condition set forth in Section 8.3(b) could not be satisfied and such inaccuracy is not cured by Parent or Merger Sub within ten (10) days of being notified in writing of such inaccuracy;

(e)     by Parent, if the Company fails to perform or comply with any of the obligations that it is required to perform or to comply with under this Agreement such that the condition set forth in Section 8.2(a) could not be satisfied;

(f)     by the Company, if Parent, Existing Sub or Merger Sub fails to perform or comply with any of the obligations that it is required to perform or to comply with under this Agreement such that the condition set forth in Section 8.3(b) could not be satisfied; or

(g)     by the Company if Parent becomes the subject of any Proceeding of NASDAQ to delist the Parent Common Stock from the NASDAQ stock market.

9.2     Expenses following Termination. Upon a termination occurring pursuant to Section 9.1(c) or 9.1(e), the Company will reimburse Parent for all unpaid Parent Professional Fees incurred pursuant to Section 6.2.

Article X
GENERAL PROVISIONS

10.1     Notices. All notices and other communications hereunder shall be in writing and shall be sufficiently given if made by hand delivery, by telecopier, by overnight delivery service for next business day delivery, or by registered or certified mail (return receipt requested), in each case with delivery charges prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by it by like notice):

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If to the Company:	Variation Biotechnologies (US), Inc. 222 Third Street, Suite 2241 Cambridge, MA 02142 Facsimile: 1-888-391-2579 Attn: Jeff Baxter
With copies to:	Richardson & Patel LLP The Chrysler Building 405 Lexington Avenue, 49th Floor New York, NY 10174 Facsimile: 917-591-6898 Attn: Kevin Friedmann, Esq.

If to Parent or Merger Sub:	Paulson Capital (Delaware) Corp. 1331 NW Lovejoy Street, Suite 720 Portland, Oregon 97209 Facsimile: 503-248-2390 Attn: Trent Davis

With copies to:

Holland & Knight LLP
2300 U.S. Bancorp Tower

111 S.W. Fifth Avenue
Portland, OR 97204
Facsimile: 503-241-8014

Attn: Mark von Bergen, Esq.

And

Sichenzia Ross Friedman &

Ference, LLP

61 Broadway

Suite 3200

New York, NY 10006

Facsimile 212-930-9725

Att: Harvey Kesner, Esq.

All such notices and other communications shall be deemed to have been duly given as follows: when delivered by hand, if personally delivered, when received; (i) if delivered by registered or certified mail (return receipt requested), when receipt acknowledged; or (ii) if telecopied, on the day of transmission or, if that day is not a business day, on the next business day; and the next business day delivery after being timely delivered to a recognized overnight delivery service.

10.2     Survival. All of the representations, warranties, covenants and other agreements in this Agreement or in any instrument delivered by Parent Merger Sub and the Company pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and other agreements, shall survive the Closing Date for a period of twelve (12) months, subject to and except as otherwise provided in Article VII hereof and the provisions of such other instruments delivered pursuant to this Agreement.

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10.3     Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to Sections and Articles of this Agreement unless otherwise stated. Words such as “herein,” “hereinafter,” “hereof,” “hereto,” “hereby” and “hereunder,” and words of like import, unless the context requires otherwise, refer to this Agreement (including the Schedules hereto). As used in this Agreement, the masculine, feminine and neuter genders shall be deemed to include the others if the context requires.

10.4     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties shall negotiate in good faith to modify this Agreement and to preserve each party’s anticipated benefits under this Agreement.

10.5     Amendment. This Agreement may not be amended or modified except by an instrument in writing approved by the parties to this Agreement and signed on behalf of each of the parties hereto.

10.6     Waiver. At any time prior to the Effective Date, any party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other party hereto or (ii) waive compliance with any of the agreements of the other party or with any conditions to its own obligations, in each case only to the extent such obligations, agreements and conditions are intended for its benefit. Any such extension or waiver shall only be effective if made in writing and duly executed by the party giving such extension or waiver.

10.7     Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (i) constitutes the entire agreement, and supersedes all other prior agreements and undertakings, both written and oral, among the parties, with respect to the subject matter hereof; and (ii) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

10.8     Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile or email of a PDF, which facsimile or PDF shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

10.9     Third Party Beneficiaries. Each party hereto intends that this Agreement, except as expressly provided herein, shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

10.10     Governing Law. This Agreement is governed by the internal laws of the State of New York without regard to such State’s principles of conflicts of laws that would defer to the substantive laws of another jurisdiction.

10.11     Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement must, to the extent such courts will accept such jurisdiction, be brought against any of the parties in the courts of the State of New York located in New York County, New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties consents to the jurisdiction of those courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any such action or proceeding may be served by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 10.1. Nothing in this Section 10.11, however, affects the right of any party to serve legal process in any other manner permitted by law.

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10.12     Disclosure in Schedules. For purposes of this Agreement, with respect to any matter that is clearly disclosed on any Schedule hereto with respect to any Section hereof in such a way as to make its relevance to the information called for by another Section hereof or any other Schedule, as the case may be, reasonably apparent, such matter shall be deemed to have been disclosed in response to such other Section or Schedule, notwithstanding the omission of any appropriate cross-reference thereto; provided, however, that each of Parent and the Company hereby covenants to make a good faith diligent effort to make all appropriate cross-references within and to any and all Sections of this Agreement and Schedules hereto.

Article XI
PRE-MERGER PARENT SHAREHOLDER REPRESENTATIVE

11.1      Appointment. To efficiently administer Parent’s post-Closing obligations and rights under this Agreement, including the defense and/or settlement of any claims for indemnity by a Company Indemnified Person pursuant to Article VII, subject to and in accordance with a Pre-Merger Parent Shareholder Representative Agreement in the form of Exhibit C (the “Pre-Merger Parent Shareholder Representative Agreement”), Trent Davis is hereby appointed to serve as the representative of the Pre-Merger Parent Shareholders (the “Pre-Merger Parent Shareholder Representative”). The Pre-Merger Parent Shareholder Representative shall have full power and authority to make all decisions relating to the defense and/or settlement of any claims for which a Company Indemnified Person may claim to be entitled to indemnity pursuant to Article VII and otherwise to act on behalf of the Pre-Merger Parent Shareholders in all respects with respect to this Agreement, including, without limitation, the amendment or termination of such agreements. All decisions and actions by the Pre-Merger Parent Shareholder Representative shall be binding upon all the Pre-Merger Parent Shareholders , no pre-Merger Parent shareholder shall have the right to object to, dissent from, protest or otherwise contest the same. In the event of the death, incapacity or resignation of the Pre-Merger Parent Shareholder Representative, the Pre-Merger Parent Shareholders holding a majority of the Parent Capital Stock of Parent immediately prior to the Effective Time (the “Majority Stockholders”) shall promptly appoint a substitute Pre-Merger Parent Shareholder Representative; provided, however, in no event shall a Pre-Merger Parent Shareholder Representative resign without the Majority Stockholders having first appointed a substitute Pre-Merger Parent Shareholder Representative who shall assume such duties immediately upon the resignation of such Pre-Merger Parent Shareholder Representative. Continuing until the twelve (12) month anniversary of the Closing (or such longer time as any portion of the Indemnification Escrow/Reserve remains maintained by the Escrow Agent in accordance with Section 7.5), the Pre-Merger Parent Shareholder Representative shall be authorized and obligated to act on behalf of Parent in order to fulfill all of Parent’s conditions set forth in Article VIII that survive the Closing. By his signature below, the Pre-Merger Shareholder Representative agrees to fulfill such obligation for the period specified.

11.2      Decisions Final. The Company shall have no right to object to, protest or otherwise contest any matter related to the procedures for action being taken by the Pre-Merger Parent Shareholder Representative as between the Pre-Merger Parent Shareholder Representative and the Pre-Merger Parent Shareholders. The Company hereby waives any claims it may have or assert, including those that may arise in the future, against any Pre-Merger Parent Shareholder Representative or any of his affiliates (other than Parent) that relate to such Pre-Merger Parent Shareholder Representative’s role as such, including any claims for any action or inaction taken or not taken by the Pre-Merger Parent Shareholder Representative in connection herewith.

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11.3     Notices. Any notice or communication delivered by the Company to the Pre-Merger Parent Shareholder Representative shall, as between the Company, on the one hand, and the Pre-Merger Parent Shareholders, on the other hand, be deemed to have been delivered to all Pre-Merger Parent Shareholders. The Company shall be entitled to rely exclusively upon any communication or writings given or executed by the Pre-Merger Parent Shareholder Representative in connection with any claims for indemnity and shall not be liable in any manner whatsoever for any action taken or not taken in reliance upon the actions taken or not taken or communications or writings given or executed by the Pre-Merger Parent Shareholder Representative. The Company shall be entitled to disregard any notices or communications given or made by the Pre-Merger Parent Shareholders or other Parent Parties (other than the Pre-Merger Parent Shareholder Representative, if applicable) in connection with any claims for indemnity unless given or made through the Pre-Merger Parent Shareholder Representative.

11.4     Limitation of Liability. To the maximum extent permissible by applicable law, the Pre-Merger Parent Shareholder Representative (and any successor to the Pre-Merger Parent Shareholder Representative) will incur no personal liability to the Company, Company Indemnified Persons, Parent, Pre-Merger Parent Shareholders or Merger Sub with respect to any action or inaction taken or failed to be taken in connection with his services as the Pre-Merger Parent Shareholder Representative, except with respect to his own willful misconduct, gross negligence or bad faith. The Pre-Merger Parent Shareholder Representative may rely in good faith conclusively upon information, reports, statements and opinions prepared by professionals hired or retained by the Pre-Merger Parent Shareholder Representative.

11.5     Assignment of Shareholder Representative Obligations. The Pre-Merger Parent Shareholder Representative may assign his obligations under this Agreement and under the Pre-Merger Parent Shareholder Representative Agreement to an institutional representative of the Pre-Merger Parent Shareholders reasonably acceptable to Parent and the Company. Upon any such assignment, the Pre-Merger Parent Shareholder Representative named in this Agreement shall be relieved of all obligations under this Agreement.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above by their respective officers.

VARIATION BIOTECHNOLOGIES (US), INC.

By:	/s/ Jeff Baxter
Name:	Jeff Baxter
Title:	President and Chief Executive Officer

PAULSON CAPITAL (DELAWARE) CORP.

By:	/s/ Trent Davis
Name:	Trent Davis
Title:	President

VBI ACQUISITION CORP.

By:	/s/ Trent Davis
Name:	Trent Davis
Title:	President

Acknowledged and Agreed as to Article XI:

PRE-MERGER PARENT
SHAREHOLDER REPRESENTATIVE

By:	/s/ Trent Davis
Name:	Trent Davis

[Signature Page to VBI-PLCC Merger Agreement]

EXHIBIT A

FORM CERTIFICATE OF MERGER OF VBI ACQUISITION CORP.

(a Delaware corporation)

WITH AND INTO

Variation Biotechnologies (US), Inc.,

(a Delaware corporation)

Pursuant to Section 251 of the

General Corporation Law of the State of Delaware

Pursuant to Title 8, section 251(c) of the Delaware General Corporation Law, the undersigned the corporation does hereby certify that:

FIRST:            The name and state of incorporation of the surviving corporation is Variation Biotechnologies (US), Inc., a Delaware corporation (the “Surviving Corporation”), and the name and state of incorporation of the corporation being merged into the Surviving Corporation is VBI Acquisition Corp., a Delaware corporation (“Merger Sub”).

SECOND:      The constituent entities have entered into a Merger Agreement (the “Merger Agreement”) by and between the constituent entities and the Merger Agreement has been approved, adopted, certified, executed and acknowledged by each of the constituent entities in accordance with Section 251 of the Delaware General Corporation Law.

THIRD:            The name of the Surviving Corporation is Variation Biotechnologies (US), Inc., a Delaware corporation.

FOURTH:        The Certificate of Incorporation of the Surviving Corporation shall be its Certificate of Incorporation.

FIFTH:             This Certificate of Merger shall be effective immediately upon filing.

SIXTH:            The executed Merger Agreement is on file at the office of the Surviving Corporation, the address of which is 222 Third Street, Suite 2241, Cambridge, MA 02142.

SEVENTH:     A copy of the Merger Agreement will be furnished upon request and without cost to any stockholder of the Surviving Corporation or any constituent corporation.

IN WITNESS WHEREOF, said Surviving Corporation has caused this Certificate of Merger to be executed by a duly authorized officer this ___ day of ___, 2014.

_____________________________

Jeff Baxter

President and Chief Executive Officer

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EXHIBIT B

Pre-Merger and Post-Merger Parent CAPITALIZATION

Notes:

1.

The total of post-Merger Parent Common Stock set forth above includes the issuance of 25,640,318 shares of Parent Common Stock pursuant to the Private Placement at a price of $.0429 per share (each subject to proportionate adjustment for any Reverse Split).

2.	All amounts of Parent Capital Stock set forth in the post-Merger Parent Capitalization above are subject to proportionate adjustment for any Reverse Split.

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EXHIBIT C

FORM OF PRE-MERGER PARENT SHAREHOLDER REPRESENTATIVE AGREEMENT

SHAREHOLDER REPRESENTATIVE AGREEMENT

This Shareholder Representative Agreement (this “Agreement”) is made and entered into as of __, 2014, by and among Trent Davis (“Representative”), Paulson (Delaware) Capital Corp., a Delaware corporation (“Parent”); VBI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”); and [LIQUIDATING TRUST].

Whereas, Representative, Parent and Merger Sub each desire to approve the merger (the “Merger”) of Variation Biotechnologies (US), Inc., a Delaware corporation (the “Company”) with and into the Merger Sub pursuant to that certain Agreement and Plan of Merger by and among the Company, Parent and Merger Sub dated May 8, 2014 attached hereto as Annex A (the “Merger Agreement”);

Whereas, in connection with and as described in the Merger Agreement, the parties thereto desire to set aside the Indemnification Escrow/Reserve to be held by the Escrow Agent pursuant to the Escrow Agreement attached hereto as Annex B (the “Escrow Agreement”);

Whereas, capitalized terms used herein and not otherwise defined herein have the meanings ascribed thereto in the Merger Agreement or the Escrow Agreement, as applicable;

Whereas, Pre-Merger Parent Shareholders representing the Requisite Parent Stockholder Vote have agreed to appoint Representative as the Pre-Merger Shareholder Representative of the Pre-Merger Parent Shareholders for purposes of the Merger Agreement and the Escrow Agreement; and

Whereas, Representative desires to accept such appointment to serve as the Pre-Merger Shareholder Representative, subject to the terms and conditions set forth herein and in the Merger Agreement and in the Escrow Agreement (collectively, the “Operative Documents”).

Now Therefore, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.        Appointment. Subject to the prior satisfaction of the terms and conditions set forth herein, Representative hereby accepts its appointment to act (a) as the Pre-Merger Shareholder Representative in carrying out the responsibilities of the Pre-Merger Shareholder Representative set forth in the Merger Agreement and the Escrow Agreement. All references hereafter in this Agreement to the “Pre-Merger Shareholder Representative” include Representative’s roles both as the “Pre-Merger Shareholder Representative” under the Merger Agreement and as the “Pre-Merger Shareholder Representative” under the Escrow Agreement.

2.        Responsibilities. The Pre-Merger Shareholder Representative shall have the rights, powers, and responsibilities set forth herein and in the Operative Documents. Without limiting the foregoing, the Pre-Merger Shareholder Representative shall act on behalf of the Pre-Merger Parent Shareholders, with full power and authority, including power of substitution, in the name of and for and on behalf of the Pre-Merger Parent Shareholders, including as their true and lawful attorney-in-fact, or in Representative’s own name, as the Pre-Merger Shareholder Representative, to (i) take any and all actions on the Pre-Merger Parent Shareholders’ behalf with respect to the transactions contemplated by each of the Operative Documents (the “Contemplated Transactions”), including settlement, compromise and resolution of all matters arising under the Operative Documents, and (ii) give and receive all notices, consents, payment instructions for the Pre-Merger Parent Shareholders, certificates, agreements, waivers, elections, accountings, reports and other communications in connection with the foregoing. The Pre-Merger Shareholder Representative is also authorized (a) to execute and deliver all amendments to the Operative Documents as the Pre-Merger Shareholder Representative deems necessary, advisable or appropriate in connection with any of the foregoing matters and (b) to execute and deliver such other miscellaneous certificates and incidental documents required of the Pre-Merger Parent Shareholders at the Closing; and all such amendments, agreements, certificates and documents shall be fully binding on the Pre-Merger Parent Shareholders in all respects and for all purposes.

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3.     Communications.

(a)     The Pre-Merger Shareholder Representative will use commercially reasonable efforts to timely communicate with each pre-Merger Parent shareholder regarding any and all disputes, and all material communications, correspondence, events, developments or other material occurrences that may occur and of which the Pre-Merger Shareholder Representative may become aware prior to or following the Closing regarding the Contemplated Transactions. The Pre-Merger Shareholder Representative shall deliver to each pre-Merger Parent shareholder any material information received from the Escrow Agent, including information with respect to the Indemnification Escrow/Reserve, as well as provide periodic updates on the status of any pending claims or disputes by any Company Indemnified Person and any other information deemed materially relevant by the Pre-Merger Shareholder Representative with respect to the Contemplated Transactions. The Pre-Merger Shareholder Representative shall deliver any additional information reasonably requested by a pre-Merger Parent shareholder so long as such information is readily available and delivery thereof does not violate any confidentiality or contractual obligations by which the Pre-Merger Shareholder Representative may be bound. The Pre-Merger Shareholder Representative shall be permitted to communicate with the Pre-Merger Parent Shareholders as set forth in Section 13 hereof.

(b)     Any notice, consent, certificate, agreement, waiver, election, accounting, report and other communication delivered to the Pre-Merger Shareholder Representative shall be deemed delivered to each of the Pre-Merger Parent Shareholders. Every party to this Agreement and any other interested Person may rely on any notices, consents, certificates, agreements, waivers, elections, accountings, reports and other communications sent by the Pre-Merger Shareholder Representative as if same had been sent by each of the Pre-Merger Parent Shareholders. The Pre-Merger Parent Shareholders hereby waive any and all claims against the Company based upon the actual or alleged lack of authorization by the Pre-Merger Parent Shareholders of the Pre-Merger Shareholder Representative with respect to any action taken by the Company in reliance on the authority of the Pre-Merger Shareholder Representative.

4.     Actions Relating to the Accounts.

(a)     Right to Bring and Defend Actions. Subject to the terms set forth in this Agreement, the Pre-Merger Shareholder Representative will have full power and authority to (i) defend any claim or action, and participate therein and give consents with respect thereto, against or involving the Indemnification Escrow/Reserve and may assert counterclaims in such claims or actions, and (ii) initiate any legal proceeding against any party regarding any of the foregoing. Subject to the terms set forth in this Agreement, in any action taken by the Pre-Merger Shareholder Representative, the Pre-Merger Shareholder Representative will be the sole and exclusive representative of the Pre-Merger Parent Shareholders in connection with all matters arising under the Operative Documents and the agreements and transactions contemplated thereby, and will be deemed to represent the interests of the Pre-Merger Parent Shareholders in the Indemnification Escrow/Reserve, and no pre-Merger Parent shareholder will be a party to such action. It is understood that in representing the interests of any such pre-Merger Parent shareholder, the Pre-Merger Shareholder Representative is authorized only to represent such pre-Merger Parent shareholder in its capacity as a pre-Merger Parent shareholder hereunder and under the Operative Documents, and not in any other capacity.

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(b)     Control by Pre-Merger Shareholder Representative. Subject to the terms set forth in this Agreement, the Pre-Merger Shareholder Representative will have the sole right to direct the time, method and place of conducting any proceeding for any remedy available to the Pre-Merger Shareholder Representative under the Merger Agreement, the Escrow Agreement or otherwise by exercising any power conferred on the Pre-Merger Shareholder Representative, provided that (i) such direction will not be in conflict with any applicable Laws or this Agreement, and (ii) the Pre-Merger Shareholder Representative may take any other action deemed proper by the Pre-Merger Shareholder Representative that is not inconsistent with such direction.

(c)     No Separate Pre-Merger Parent Shareholder Action. Subject to the terms set forth in this Agreement, no pre-Merger Parent shareholder will be entitled to act independently with respect to any action relating to this Agreement, the Merger Agreement, the Escrow Agreement and the other agreements and transactions contemplated hereby and thereby, and any such actions will be taken solely by the Pre-Merger Shareholder Representative. Subject to the terms set forth in this Agreement, the Pre-Merger Shareholder Representative will have full power and authority to act on behalf of the Pre-Merger Parent Shareholders with respect to such matters and the Pre-Merger Parent Shareholders will be bound by any and all such actions.

(d)     Settlement of Actions. Subject to the terms set forth in this Agreement, the Pre-Merger Shareholder Representative may compromise, dismiss or settle any action involving the Indemnification Escrow/Reserve without the consent (written or otherwise) of any of the Pre-Merger Parent Shareholders.

(e)     Right to File Claims. Subject to the terms set forth in this Agreement, the Pre-Merger Shareholder Representative will have full power and authority to file such proofs of claim and other papers as may be necessary or appropriate in order to have the claims of the Pre-Merger Shareholder Representative or the Pre-Merger Parent Shareholders allowed in any Proceeding.

(f)     Decisions Conclusive and Binding. Subject to the terms set forth in this Agreement, all actions, decisions and instructions taken by the Pre-Merger Shareholder Representative will be final, conclusive and binding upon all the Pre-Merger Parent Shareholders, and no pre-Merger Parent shareholder will have the right to object, dissent, protest or otherwise contest the same.

5.     Return of the Escrow Amount. The Pre-Merger Shareholder Representative shall take all such actions as may be reasonably required to request and obtain the return of any applicable balance of the Indemnification Escrow/Reserve to Parent in accordance with the terms of the Operative Documents.

6.     Third Party Expenses. In the event that the Pre-Merger Shareholder Representative determines to hire or retain any attorneys, accountants or other subject matter experts or to incur any third party costs or expenses in connection with any dispute resolution process on the Pre-Merger Parent Shareholders’ behalf, all such fees, costs and expenses shall be the sole responsibility of the Liquidating Trust. Further, all fees, costs, expenses or other liabilities payable by the Company or the Pre-Merger Shareholder Representative to the Escrow Agent in accordance with the Escrow Agreement (including, without limitation, pursuant to any indemnity for the benefit of the Escrow Agent thereunder) shall be the equal responsibility of Parent and the Liquidating Trust.

7.     Limitation of Liability. In addition to all the protections and rights granted to the Pre-Merger Shareholder Representative in the Operative Documents, to the maximum extent permissible by law, Representative (and any successor to Representative) will incur no liability with respect to any action or inaction taken or failed to be taken in connection with its services as the Pre-Merger Shareholder Representative, except with respect to its own willful misconduct or gross negligence. Anything in this Agreement to the contrary notwithstanding, in no event shall the Pre-Merger Shareholder Representative be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Pre-Merger Shareholder Representative has been advised of the likelihood of such loss or damage and regardless of the form of action. No party to this Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control.

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8.     Reliance; Use of Agents. In all questions arising under this Agreement or any of the Operative Documents, the Pre-Merger Shareholder Representative may rely on the advice of counsel (which may be counsel to the Company), and the Pre-Merger Shareholder Representative will not be liable to the Pre-Merger Parent Shareholders or any other person or party for anything done, omitted to be done or suffered in good faith by the Pre-Merger Shareholder Representative based on such advice. The Pre-Merger Shareholder Representative may rely upon and will be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order or other document believed by the Pre-Merger Shareholder Representative to be genuine and to have been signed or presented by the proper party or parties. The Pre-Merger Shareholder Representative may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by the Pre-Merger Shareholder Representative.

9.     Indemnification. Upon the full execution of this Agreement, Parent (a) agrees to indemnify, defend and save harmless Representative (and any successor or heir to Representative ) and Representative’s representatives (each, an “Indemnitee,” and collectively, the “Indemnitees”) from and against any and all loss, liability or expense (including the reasonable fees and expenses of legal counsel and experts and their staffs and all expense of document location, duplication and shipment) arising out of or in connection with their execution and performance of this Agreement (a “Shareholder Representative Expense”), except in the case of any Indemnitee to the extent that such Shareholder Representative Expense is finally adjudicated to have been caused by the gross negligence or willful misconduct of such Indemnitee, (b) acknowledges and agrees that the foregoing indemnities shall survive the resignation or removal of Representative (and any successor to Representative) as the Pre-Merger Shareholder Representative or the termination of this Agreement, (c) agrees that in the event of the death, incapacity or other such event with respect to any of the Pre-Merger Parent Shareholders, any action taken by the Pre-Merger Shareholder Representative shall be as valid with respect to such Pre-Merger Parent Shareholders as if such death, incapacity or other event had not occurred, regardless of whether or not the Pre-Merger Shareholder Representative shall have received notice of such death, incapacity or other event, and (d) agrees that any and all Shareholder Representative Expenses shall be borne by the Liquidating Trust.

10.     No Liability for Breach of Fiduciary Duty. Notwithstanding anything herein to the contrary, each pre-Merger Parent shareholder hereby acknowledges and agrees that Representative is entering into this Agreement solely in its capacity as a pre-Merger Parent shareholder and not in its capacities as a director or officer of the Company or Parent (as and if applicable), and nothing in this Agreement shall be deemed to impose any obligation, restriction, limitation or liability on Representative in its role as an officer or director of the Company or Parent (as and if applicable). For the avoidance of doubt, the actions of Representative in its capacity as Pre-Merger Shareholder Representative shall not give rise to a claim for breach of a fiduciary duty Representative may owe to the Pre-Merger Parent Shareholders in its roles as an officer or director of Parent (as and if applicable).

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11.     Effectiveness. The appointment of Representative as the Pre-Merger Shareholder Representative and all the parties’ rights and obligations hereunder shall not become effective unless and until the Merger Agreement shall have been executed by Parent, Merger Sub, the Company and the Pre-Merger Shareholder Representative. To the extent that it is determined at any time by any court of law with proper authority that the Pre-Merger Shareholder Representative does not have the right, authority or power to serve as the representative of all or certain of the Pre-Merger Parent Shareholders, this engagement and the Pre-Merger Shareholder Representative’s obligations hereunder shall be deemed limited to the maximum authority permitted hereunder by such court of law.

12.     Successors. Representative may assign his obligations under this Agreement to an institutional investor Pre-Merger Parent Shareholder reasonably acceptable to the Company. Upon any such assignment, Representative shall be relieved of all obligations under this Agreement. If Representative shall die, resign, refuse or otherwise be unable to serve as the Pre-Merger Shareholder Representative, then a majority in interest of the Pre-Merger Parent Shareholders shall be entitled to replace any or all of such individuals upon notice to the Company.

13.     Notices. All communications hereunder shall be in writing and shall be deemed to be duly given and received: (a) upon delivery if delivered personally, (b) upon confirmed transmittal if by facsimile if during the hours of 9:00 am to 6:00 pm Eastern time, otherwise on the following Business Day; (c) on the next Business Day if sent by overnight courier; or (d) four (4) business days after mailing if mailed by prepaid registered mail, return receipt requested, in each case to the appropriate notice address set forth below or at such other address as any party hereto may have furnished any applicable party in writing by registered mail, return receipt requested.

If to the Pre-Merger Shareholder
Representative:	Paulson Capital (Delaware) Corp.
1331 NW Lovejoy Street, Suite 720
Portland, Oregon 97209

If to the Pre-Merger Parent Shareholders:	at such Pre-Merger Parent Shareholder’s address as provided by the Parent in writing to the parties hereto in accordance with this Section 13.

14.     Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to conflicts of laws principles.

15.     Miscellaneous. The provisions of this Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Pre-Merger Shareholder Representative. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures to this Agreement may be transmitted by facsimile or pdf via e-mail, and such facsimile or pdf will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. In the event of any dispute or litigation among the parties hereto related to this Agreement, the prevailing party shall be entitled to reimbursement of reasonable fees and expenses incurred by it in connection with such dispute or litigation. The headings of this Agreement are for convenience of reference only and will not affect in any manner any of the terms, covenants or conditions hereof.

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16.     No Legal Representation. The Pre-Merger Shareholder Representative shall serve as the representative of the Pre-Merger Parent Shareholders as contemplated herein and shall have power of attorney to take such actions in connection therewith in accordance with the terms hereof and the terms of the Operative Documents, but (b) the Pre-Merger Shareholder Representative is not and will not provide legal advice or engage in the practice of law in connection with this Agreement or its service as the Pre-Merger Shareholder Representative. To the extent any legal advice is required in connection with such representation, the Pre-Merger Shareholder Representative or the Pre-Merger Parent Shareholders shall engage outside attorneys as necessary (which, in the case of the Pre-Merger Shareholder Representative, may be counsel to the Company).

17.     No Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH SUCH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

18.     Specific Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties hereto further agree that each such party will be entitled to an injunction or restraining order to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

19.     Power of Attorney. Through their ratification of this Agreement, each pre-Merger Parent shareholder grants a power of attorney in favor of the Pre-Merger Shareholder Representative. The power of attorney granted pursuant to this Agreement is given in consideration of the agreements and covenants of the Pre-Merger Parent Shareholders in connection with the Operative Documents and the Contemplated Transactions and, as such, is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires. Each pre-Merger Parent shareholder hereby revokes any and all previous powers of attorney with respect to the subject matter hereof and shall not hereafter, unless and until this Agreement terminates or expires, purport to grant any other power of attorney with respect to any of the matters set forth herein.

[No Further Text on Page; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

PRE-MERGER PARENT SHAREHOLDER
REPRESENTATIVE:

Trent Davis

PAULSON CAPITAL (DELAWARE) CORP.

By:
Name:	Trent Davis
Title:	President

[LIQUIDATING TRUST]

By:
Name:
Title:

VBI ACQUISITION CORP.

By:
Name:
Title:	President

Acknowledged and Agreed:

VARIATION BIOTECHNOLOGIES (US), INC.

By:
Name:	Jeff Baxter
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO STOCKHOLDER REPRESENTATIVE AGREEMENT

Annex A

Agreement and Plan of Merger

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Annex B

Escrow Agreement

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EXHIBIT D

FORM OF LEAK-OUT AGREEMENT

[Insert letterhead of Holder]

[_________ __, 2014]

Paulson Capital (Delaware) Corp.
1331 NW Lovejoy Street, Suite 720

Portland, Oregon 97209

Attn: Trent Davis

Variation Biotechnologies (US), Inc.
222 Third Street, Suite 2241
Cambridge, MA 02142
Attn: Jeff Baxter

Dear Sirs:

This agreement (the “Leak-Out Agreement”) is being delivered to you in connection with that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of [ ], 2014 (the “Execution Date”), by and among Variation Biotechnologies (US), Inc., a Delaware corporation (the “Company”); Paulson Capital (Delaware) Corp., a Delaware corporation (“Parent”); and VBI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”).

The undersigned holder (the “Holder”) of securities of Parent (consisting exclusively of (A) securities acquired upon the purchase or exercise of any securities acquired (the “Units”) pursuant to that certain Subscription Agreement dated as of July 25, 2013 (the “SPA”) and (B) securities issued in replacement of the Units and securities issued thereunder upon conversion, exercise, exchange or adjustment pursuant to the Merger Agreement, on an as-converted, or as-exercised basis, if applicable, and without regard to any limitations on conversion or exercise applicable thereto, if any, collectively, the “Restricted Securities”), in each case, as described on the signature page of the undersigned holder, agrees with Parent and the Company as follows:

During the period commencing on the Execution Date and ending on the earlier of: (a) the time of consummation of the merger contemplated by the Merger Agreement (the “Merger Time”, and such merger, the “Merger”), (b) the termination of the Merger Agreement by any party thereto, (c) [September 23, 2014]1 (the “Merger Deadline”) or (d) any breach by Parent of any term of this Leak-Out Agreement or Section 2(d) of the SPA (Favored Nations Provision), if not cured within 5 business days following delivery of written notice of such breach by Holder to Parent (“Cured”), neither the Holder, nor any of its Affiliates, successors or assigns, collectively, shall (i) sell more than the Pre-Merger Sale Limit (as defined below) of Restricted Securities in any calendar month or (ii) sell any Restricted Securities for less than $1.00 per share (subject to adjustment for any stock splits or combinations, stock dividends, recapitalizations or similar events); provided, that the forgoing restrictions shall not apply to any sale of Restricted Securities at a price equal to or greater than $3.00 per share (subject to adjustment for any stock splits or combinations, stock dividends, recapitalizations or similar events).

1 Insert date 60 calendar days after the drop dead date in the Merger Agreement

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If the Merger Time occurs prior to the Merger Deadline, then during the period commencing at the Merger Time and ending on the earlier of: (a) the 180th calendar day immediately following the calendar day on which the Merger Time occurs, (b) the time of filing with the Securities and Exchange Commission by Parent (or any of its subsidiaries) of any registration statement (other than on Form S-8), including without limitation, Form S-1, S-4 or S-3, with respect to the issuance or resale of any securities of Parent (or any of its subsidiaries) (other than a registration statement solely registering Restricted Securities held by an original Unit purchaser under the SPA or their respective Affiliates, successors or assigns (c) the time of release (whether by termination of an applicable leak-out agreement or otherwise), in whole or in part, of any securities of Parent from all, or any part, of any leak-out agreement, transfer or sale restrictions set forth in any other leak-out agreement entered into in connection with the Merger or otherwise or (d) any breach by Parent of any term of this Leak-Out Agreement that is not Cured, neither the Holder, nor any of its Affiliates, collectively, shall (i) sell more than the Post-Merger Sale Limit (as defined below) of Restricted Securities in any calendar month or (ii) sell any Restricted Securities for less than $0.50 per share (subject to adjustment for any stock splits or combinations, stock dividends, recapitalizations or similar events); provided, that the forgoing restrictions shall not apply to any sale of Restricted Securities at a price equal to or greater than $3.00 per share (subject to adjustment for any stock splits or combinations, stock dividends, recapitalizations or similar events).

For the purpose of this Leak-Out Agreement, the following definitions shall apply:

“Affiliate” means, with respect to any specified Person, (x) any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any partner, officer, director, member of such Person and any fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such Person or (y) if such Person is a natural person, such Person’s spouse, lineal descendant (including any adopted child or adopted grandchild) or other family member, or a custodian or trustee of any trust, partnership or limited liability company for the benefit of, in whole or in part, or the ownership interests of which are, directly or indirectly, controlled by, such Person or any other member or members of such Person’s family.

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“Cumulative Unsold Amount” means, with respect to any date of determination, the difference of (i) Eight Hundred Thousand (800,000) Restricted Securities (on an as converted to common stock basis and subject to adjustment for any stock splits or combinations, stock dividends, recapitalizations or similar events), less (ii) the aggregate number of Restricted Securities sold by the Holder and its Affiliates, successors and assigns, collectively (subject to adjustment for any stock splits or combinations, stock dividends, recapitalizations or similar events), in the calendar month immediately prior to the calendar month in which such date of determination occurs.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental or any department or agency thereof.

“Post-Merger Sale Limit” means, with respect to any date of determination, such number of Restricted Securities equal to the greater of (i) Five Hundred Thousand (500,000) Restricted Securities (on an as converted to common stock basis and subject to adjustment for any stock splits or combinations, stock dividends, recapitalizations or similar events) or (ii) the Cumulative Unsold Amount as of such date of determination, in each case prorated for the first partial month, if any, and the last partial month, if any, in such period in which the date of determination occurs.

“Pre-Merger Sale Limit” means, with respect to any date of determination, such number of Restricted Securities equal to the greater of (i) Four Hundred Thousand (400,000) Restricted Securities (on an as converted to common stock basis and subject to adjustment for any stock splits or combinations, stock dividends, recapitalizations or similar events) or (ii) the Cumulative Unsold Amount as of such date of determination, in each case prorated for the first partial month, if any, and the last partial month, if any, in such period in which the date of determination occurs.

Notwithstanding anything herein to the contrary, on or after the date hereof, the Holder may, directly or indirectly, sell or transfer all, or any part, of the Restricted Securities (or any securities convertible or exercisable into Restricted Securities, as applicable) to any Person (an “Assignee”) without complying with (or otherwise limited by) the restrictions set forth in this Leak-Out Agreement; provided, that as a condition to any such sale or transfer an authorized signatory of the Company, Parent and such Assignee duly execute and deliver a leak-out agreement in the form of this Leak-Out Agreement with respect to such transferred Restricted Securities (or such securities convertible or exercisable into Restricted Securities, as applicable) (an “Assignee Agreement”) and sales of Holder and its Affiliates and all Assignees shall be aggregated for all purposes of this Leak-Out Agreement and all Assignee Agreements.

Parent represents and warrants to the Company that none of the Unit purchasers, nor any of their respective Affiliates, have purchased securities of Parent from Parent other than the Restricted Securities.  The Holder represents and warrants to the Company that neither the Holder, nor any of its respective Affiliates, have purchased securities of Parent from Parent other than the Restricted Securities.

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Parent further represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person entering into a Leak-Out agreement who is a Unit Purchaser under the SPA (or in connection with any lockup or leak-out agreement entered in connection with the Merger Agreement or the Merger) (collectively, “Other Agreement”) with respect to any consent, release, amendment, settlement or waiver of the terms, conditions or transactions herein or in such Other Agreement, is or will be more favorable to such Person than those set forth in this Leak-Out Agreement or provided to any Person unless the provisions of this paragraph are complied with. If, and whenever on or after the date hereof, Parent desires to provide terms which might affect any of the actions prohibited in the immediately preceding sentence, then (i) Parent shall provide the Holder with notice thereof (x) at least two (2) business days prior to such date and (y) upon the consummation thereof the terms and conditions of this Leak-Out Agreement shall be, without any further action by the Holder or Parent, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be), provided that upon written notice to Parent at any time prior to the expiration of such two (2) business day period the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Leak-Out Agreement shall continue to apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder, provided, further, that the on and following the execution of the Merger Agreement, until the Merger has occurred or the Merger Agreement is terminated without such a closing, Company must agree in writing to any such action prior to Parent taking such action. Notwithstanding anything herein to the contrary, no agreement with the purchasers of Parent’s common stock issued pursuant to those certain Subscription Agreements dated as of January 29, 2014 in the aggregate amount of $250,000 (any such agreement, a “January PIPE Investor Agreement”) shall constitute an Other Agreement requiring any notice or adjustment hereunder, provided, however, that such January PIPE Investor Agreement is not amended, modified or waived subsequent to its original date of effectiveness, in which case, such January PIPE Investor Agreement shall thereafter constitute an Other Agreement for purposes hereunder.

Upon Parent filing a Current Report on Form 8-K and a preliminary Proxy Statement on Schedule 14A with the Securities and Exchange Commission describing all the material terms of the transactions contemplated by the Merger Agreement, including, without limitation, this Leak-Out Agreement, in the forms required by the Securities Exchange Act of 1934, as amended, and attaching this form of Leak-Out Agreement as an exhibit thereto, which Parent agrees to file with the Securities and Exchange Commission no later than four (4) business days following the Execution Date, Parent shall have disclosed all material, non-public information (if any) delivered prior to the Merger Time to the Holder by Parent or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Merger Agreement and this Leak-Out Agreement.

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Provided there have been no changes in applicable law, rule, or regulation or interpretation by the Staff of the Securities and Exchange Commission following the Execution Date, Parent agrees not to take any position contrary to that of the holding period of the Restricted Securities tacking back to July 25, 2013, the original issue date of the Restricted Securities (or, as applicable, such securities convertible or exercisable into Restricted Securities (assuming for such purpose that any warrants to purchase Common Stock of Parent, if any, are exercised on a cashless basis)). Parent shall use reasonable best efforts to cause Parent’s transfer agent to timely obtain and process (at Parent’s sole cost and expense) such opinions of counsel (the “Opinion Firm”) as Parent’s transfer agent may require or request in connection with the removal of any restrictive legend and Parent shall provide such required undertakings, certificates, documentation and additional information as such transfer agent and Opinion Firm shall require in connection with such activities. As a condition to the issuance of each such opinion and transfer agent actions, Parent and its counsel shall have the right to require that Holder timely execute an attestation as to Holder not being an Affiliate of Parent and that the Holder (and its Affiliates, successors and assigns) have fully complied with the terms applicable to Holder under this Leak-Out Agreement and reasonable evidence of such compliance.

This Leak-Out Agreement shall not be effective unless signed and delivered by all Holders of Units acquired pursuant to the SPA.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Leak-Out Agreement must be in writing.

This Leak-Out Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Leak-Out Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Leak-Out Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Leak-Out Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Leak-Out Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this letter agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

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Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this letter agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this letter agreement or any transaction contemplated hereby.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this letter agreement, the other parties hereto would not have an adequate remedy at law for money damages in the event that this Leak-Out Agreement has not been performed in accordance with its terms, and therefore agrees that such other parties shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity

Very truly yours,

______________________________

Exact Name of Securityholder

______________________________

Authorized Signature

______________________________

Title

List of Restricted Securities:

______________________________

______________________________

______________________________

______________________________

[SIGNATURE PAGE TO PLCC/HB/DKR LEAK-OUT]

Agreed to and Acknowledged:

PAULSON CAPITAL (DELAWARE) CORP.

By: _______________________

       Name:

       Title:

VARIATION BIOTECHNOLOGIES (US), INC.

By: _______________________

       Name:

       Title:

EXHIBIT E

PLAN OF EXISTING SUB CHANGE IN OWNERSHIP

I.	CURRENT STRUCTURE

A.     DTA holds $700K note convertible into 11.6% of PIC's equity. Conversion at option of DTA from and after July 1, 2014.

B.     River Integrity holds: (i) $1.5M note convertible into 35% of PIC; and (ii) Series B Preferred for which it paid $1.5M with 15.79% (12.5%*) liquidation preference.

C.     PLCC holds 100% of voting interest in PIC and 84.21% (87.5%*) of liquidation preference rights.

II.	POST-CHANGE OWNERSHIP (CHANGES TO OCCUR SIMULTANEOUSLY)

A.     DTA will hold 11.6% of PIC after conversion of the 700K note.

B.     River Integrity will hold 47.5% of the PIC equity after conversion of $1.5M note and the exchange of Series B Preferred Stock.

C.     Chris Clark, Bob Setteducati, and Tom Parigian will own 13.63%, 13.63%, and 13.63%, respectively, of PIC equity.

D.     PLCC will own negligible amount of PIC equity (0.01%) after being diluted down as a result of above issuances.

III.	STEPS TO ACCOMPLISH CHANGE IN OWNERSHIP

A. Amend DTA $700K note to provide for automatic conversion 10 business days after the expiration of the 30 day waiting period following the submission of the CMA to FINRA (FINRA Conduct Rule 1017(c)(1)), but in no event prior to consummation of the PLCC/VBI merger.

B.     Amend River Integrity $1.5M note to provide for automatic conversion 10 business days after the expiration of the 30 day waiting period following the submission of the CMA to FINRA (FINRA Conduct Rule 1017(c)(1)), but in no event prior to consummation of the PLCC/VBI merger.

C.     Do exchange agreement for River Integrity Series B Preferred Stock providing for the issuance of LLC units in exchange for Series B Preferred Stock automatically 10 business days after the expiration of the 30 day waiting period following the submission of the CMA to FINRA (FINRA Conduct Rule 1017(c)(1)), but in no event prior to consummation of the PLCC/VBI merger.

D.     Clark, Setteducati, and Parigian enter into amended Employment Agreements providing for issuance of LLC units 10 business days after the expiration of the 30 day waiting period following the submission of the CMA to FINRA (FINRA Conduct Rule 1017(c)(1)), but in no event prior to consummation of the PLCC/VBI merger.

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E.     File CMA with FINRA to approve change of ownership. Prior to the execution of the PLCC/VBI Agreement and Plan of Merger, PIC shall enter into an agreement with PLCC and VBI whereby PIC agrees to file the CMA with FINRA within 10 calendar days following the closing date of the PLCC/VBI merger.

F. Convert PIC from corporation to LLC. Trust should be formed and funded beforehand.

IV.	MERGER AGREEMENT/PROXY STATEMENT

A.     PLCC/VBI Agreement and Plan of Merger will have a closing condition requiring definitive agreements and documentation reasonably acceptable to VBI as to the steps outlined above, which shall be executed contemporaneously with the execution of the PLCC/VBI agreement and plan of merger and shall contain covenants to cooperate with PLCC and VBI to execute such further documentation as PLCC or VBI may reasonably request to implement the steps outlined above.

B.      Proxy Statement will contain adequate disclosure of the steps outlined above as part of the description of the PLCC/VBI Agreement and Plan of Merger.

  *Negotiated percentages.

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EXHIBIT F

FORM OF LIQUIDATING TRUST INDEMNIFICATION AGREEMENT

INDEMNIFICATION AGREEMENT

THIS AGREEMENT, made as of the ___ day of ___________, 2014, by and between Variation Biotechnologies (US), Inc., a Delaware corporation having its offices at 222 Third Street, Suite 2241, Cambridge, MA 02142 (“VBI”), [LIQUIDATING TRUST] (“[TRUST]”) and Paulson Capital (Delaware) Corp., a Delaware corporation whose common stock is listed on the NASDAQ stock market (“PLCC”).

WHEREAS, VBI is party to an agreement and plan of merger (the “Merger Agreement”) by and among VBI, PLCC, and VBI Acquisition Corp., a Delaware corporation and a subsidiary of PLCC (“Acquisition Sub”), pursuant to which, at the Closing, the Acquisition Sub shall be merged with and into VBI, with VBI surviving the merger as a wholly owned subsidiary of PLCC (the “Merger”);

WHEREAS, pursuant to Section 7.2 of the Merger Agreement, PLCC has agreed to indemnify the Company Indemnified Parties for any Damages as described therein;

WHEREAS, VBI wishes TRUST to provide and TRUST agrees to provide VBI with the additional indemnification set forth in and subject to the terms and conditions of this Agreement; and

WHEREAS, capitalized terms used but not defined herein shall have the meaning for such terms as defined in the Merger Agreement;

NOW THEREFORE, intending to be legally bound hereby, and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

INDEMNIFICATION

1.1      Indemnification. TRUST hereby agrees to indemnify and hold harmless, in the place of PLCC, the Company Indemnified Persons, and will reimburse the Company Indemnified Persons for any Damages, whether or not involving a Third-Party Claim, to the same extent and subject to the same limitations as PLCC as set forth in Section 7.2 of the Merger Agreement.

1.2      Procedures.

(a)      In the event that any legal proceedings shall be instituted or that any claim or demand (“Claim”) shall be asserted by any person in respect of which payment may be sought under Section 1.1 hereof, VBI shall reasonably and promptly cause written notice of the assertion of any Claim of which it has knowledge which is covered by this indemnity to be forwarded to TRUST. TRUST shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to VBI, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder.

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If TRUST elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, it shall within ten (10) days (or sooner, if the nature of the Claim so requires) notify VBI of its intent to do so. VBI shall not be liable for any settlement of any Claim effected without its prior written consent, provided, however, that such consent shall not unreasonably be withheld, delayed, or conditioned. If TRUST elects not to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, fails to notify VBI of its election as herein provided or contests its obligation to indemnify VBI for such Damages under this Agreement, VBI may defend against, negotiate, settle or otherwise deal with such Claim. TRUST shall not be liable for any settlement of any Claim effected without its prior written consent, provided, however, that such consent shall not unreasonably be withheld, delayed, or conditioned. If VBI defends any Claim, then TRUST shall promptly reimburse VBI for the actual expenses of defending such Claim upon submission of periodic bills. If TRUST shall assume the defense of any Claim, VBI may participate, at its own expense, in the defense of such Claim; provided, however, that VBI shall be entitled to participate in any such defense with separate counsel at the expense of TRUST, if, (i) so requested by TRUST to participate or (ii) in the reasonable opinion of counsel to VBI, a conflict or potential conflict exists between VBI and TRUST that would make such separate representation advisable. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such Claim.

(b)      After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or VBI and TRUST shall have arrived at a mutually binding agreement with respect to a Claim hereunder, VBI shall forward to TRUST notice of any sums due and owed by TRUST pursuant to this Agreement with respect to such matter and TRUST shall be required to pay all of the sums so due and owed to VBI by wire transfer of immediately available funds within 10 business days after the date of such notice. The failure of VBI to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect TRUST’s obligations with respect thereto except to the extent that TRUST can demonstrate actual loss and prejudice as a result of such failure.

ARTICLE II

MISCELLANEOUS PROVISIONS

2.1      Binding Effect; Benefits. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns. Except as otherwise set forth herein, this Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto. Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

2.2.      Notices. All notices and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine).

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If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 2.2), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable.

If to VBI:	Variation Biotechnologies, Inc.
222 Third Street, Suite 2241
Cambridge, MA 02142
Phone: 617-830-3031
Fax: 888-391-2579
Attn: Jeff Baxter

With a copy to:	Richardson & Patel LLP The Chrysler Building
405 Lexington Avenue, 49th Floor New York, NY 10174 Phone: 212-561-5559 Facsimile: 917-591-6898
Attn: Kevin Friedmann, Esq.

If to TRUST:	______________

If to PLCC:	Paulson Investment Company, Inc.
1331 NW Lovejoy Street, Suite 720
Portland, Oregon 97209
Phone: 503-243-6000
Facsimile: 503-248-2390
Attn: Trent Davis

With a Copy to:	Holland & Knight LLP
2300 U.S. Bancorp Tower
111 S.W. Fifth Avenue
Portland, OR 97204
Phone: 503-243-23000
Facsimile: 503-241-8014
Attn: Mark von Bergen, Esq.

And

Sichenzia Ross Friedman &
Ference, LLP
61 Broadway
Suite 3200
New York, NY 10006
Phone: 212-930-9700
Facsimile 212-930-9725
Att: Harvey Kesner, Esq.

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2.3      Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

2.4      Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

2.5      Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

2.6      Governing Law; Venue. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof. Venue for any legal action hereunder shall be in the state or federal courts located in the Borough of Manhattan in the State of New York, New York.

2.7      Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

2.8      Amendments. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Variation Biotechnologies, Inc.

By:
Jeff Baxter
Chief Executive Officer

[LIQUIDATING TRUST]

By:
[ ]

Acknowledged and agreed:

Paulson Capital (Delaware) Corp.

Trent Davis President

[Signature Page to VBI-TRUST Indemnification Agreement]

EXHIBIT G

FORM OF FINRA FILING AGREEMENT

FINRA FILING AGREEMENT

THIS FINRA FILING AGREEMENT (this "Agreement") is entered into on May 8, 2014 (the "Effective Date"), by and among Paulson Capital (Delaware) Corp., a Delaware corporation ("PLCC"), Paulson Investment Company, Inc., an Oregon corporation and a subsidiary of PLCC ("PIC"), and Variation Biotechnologies (US), Inc., a Delaware corporation (“VBI”).

RECITALS

A.         PLCC proposes to enter into an Agreement and Plan of Merger with VBI (the "Merger Agreement"), pursuant to which a wholly owned subsidiary of PLCC shall merge with and into VBI, with VBI surviving the Merger as a wholly owned subsidiary of PLCC (the "Merger").

B.         As a condition precedent to VBI entering into the Merger Agreement, VBI has requested that PLCC formalize an arrangement pursuant to which PIC shall be divested from PLCC upon the closing of the Merger (the “Closing”) or within a reasonable period of time after the Closing, subject to compliance with Financial Industry Regulatory Authority (“FINRA”) Rule 1017 (“Rule 1017”) and approval of the Merger by The NASDAQ Stock Market.

C.         PIC has entered into agreements providing for the issuance of securities representing approximately 99.99% of the equity interests in PIC (the "Interests") to certain individuals and entities (such agreements, the "Equity Issuance Agreements"), with the issuance of the Interests being conditioned, in part, on compliance with Rule 1017.

D.         In order to comply with Rule 1017, PIC is required to submit a continuing membership application to FINRA (the "CMA") at least 30 days prior to the issuance of the Interests, provided that after such 30-day period PIC may effect the issuance of the Interests pursuant to the Equity Issuance Agreements.

E.         As an inducement for VBI to enter into the Merger Agreement, PLCC and PIC have agreed to enter into this Agreement with VBI to document PIC's obligation to file the CMA in a timely manner.

AGREEMENT

NOW, THEREFORE, in consideration of the respective covenants and agreements of the parties contained in this Agreement, the parties hereto agree as follows:

1.          Obligation to File CMA. No later than three (3) business days after the date of the Merger Agreement (the “Filing Deadline”), PIC shall file the CMA and shall thereafter use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to obtain definitive FINRA approval of the issuance of the Interests pursuant to the Equity Issuance Agreements, provided that in no event shall the Interests be issued prior to the Closing. Without limiting the generality of the foregoing, PIC shall promptly respond to all requests for information from FINRA and shall use all reasonable efforts to obtain such FINRA approval at the earliest practicable time. PIC shall keep PLCC and VBI informed of the status of the CMA, and shall provide PLCC and VBI promptly with copies of all correspondence received from FINRA with respect to the CMA. PIC shall afford VBI the opportunity to review and comment to the CMA at least three (3) business days prior to its filing with FINRA.

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2.         Power of Attorney. In order to guarantee the performance of the obligations under Section 1 above, PIC hereby irrevocably appoints PLCC as its lawful attorney-in-fact, to be effective upon the occurrence and during the continuance of an Event of Default (as defined below), to stand in PIC's place and stead with respect to PIC's obligations under Section 1 above, and to perform any and all acts that are, in the opinion of legal counsel, reasonably required to perform PIC's obligations under Section 1 above. PLCC's foregoing appointment as PIC's attorney in fact, and all of PLCC's rights and powers, being coupled with an interest, are irrevocable during the continuance of an Event of Default.

3.         Events of Default. Any one of the following shall constitute an event of default (an "Event of Default") under this Agreement:

(a)	PIC's failure to file the CMA with FINRA on or before the Filing Deadline; or

(b)	PIC's repeated failure to timely respond to requests from FINRA for information regarding the CMA.

4.          Termination. This Agreement shall terminate at such time as FINRA issues its definitive approval of the CMA.

5.          Successors. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Neither party may assign this Agreement or any rights or obligations under it without the other party's prior written consent, which may be granted or withheld in such party's discretion.

6.          Integration. This Agreement represents the entire agreement and understanding between the parties as to the subject matter hereof and supersede all prior or contemporaneous agreements whether written or oral. No waiver, alteration, or modification of any of the provisions of this Agreement will be binding unless in writing and signed by duly authorized representatives of the parties hereto.

7.          Waiver; Amendment. Failure or delay on the part of either party hereto to enforce any right, power, or privilege hereunder will not be deemed to constitute a waiver thereof. Additionally, a waiver by any party or a breach of any promise hereof by any party will not operate as or be construed to constitute a waiver of any subsequent waiver by such party. This Agreement may only be amended in a writing signed by PLCC, PIC and VBI.

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8.          Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law or regulation, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction or under any rule or regulation of any Self-Regulatory Organization (as defined in the Merger Agreement), such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

9.          Headings. The headings of the paragraphs contained in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of any provision of this Agreement.

10.        Applicable Law. This Agreement will be governed by and construed in accordance with the internal substantive laws, and not the choice of law rules, of the State of Delaware. Venue for any legal action under this agreement shall be in the state or federal courts located in the Borough of Manhattan in the City of New York, New York.

11.        Counterparts. This Agreement may be executed in one or more counterparts, none of which need contain the signature of more than one party hereto, and each of which will be deemed to be an original, and all of which together will constitute a single agreement.

[SIGNATURE PAGE FOLLOWS]

95

[SIGNATURE PAGE TO FINRA FILING AGREEMENT]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officer as of the Effective Date.

PAULSON CAPITAL (DELAWARE) CORP.

By:	/s/ Trent Davis
Name: Trent Davis
Title: President

PAULSON INVESTMENT COMPANY, INC.

By:	/s/ Trent Davis
Name: Trent Davis
Title: Chief Executive Officer

VARIATION BIOTECHNOLOGIES (US), INC.

By:	/s/ Jeff Baxter
Name: Jeff Baxter
Title: President and Chief Executive Officer

ANNEX B

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

VBI VACCINES INC.

This corporation was organized by filing its original Certificate of Incorporation under the name of “Paulson Capital (Delaware) Corp.” with the Secretary of State of the State of Delaware on March 20, 2014. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

FIRST: The name of this Corporation is "VBI Vaccines Inc."

SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington 19808, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

THIRD: The nature of the business and of the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The number of directors of the Corporation shall be fixed by the bylaws of the Corporation.

FIFTH:

A.           Classes and Number of Shares. The total number of shares of stock that the Corporation shall have authority to issue is Two Hundred and Thirty Million (230,000,000). The classes and aggregate number of shares of each class which the Corporation shall have authority to issue are as follows:

1.     Two Hundred Million (200,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”); and

2.     Thirty Million (30,000,000) shares of preferred stock, par value $0.0001 per share (the

“Preferred Stock”).

Blank Check Powers. The Corporation may issue any class of the Preferred Stock in any series. The Board of Directors shall have authority to establish and designate series, and to fix the number of shares included in each such series and the variations in the relative rights, preferences and limitations as between series, provided that, if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. Shares of each such series when issued shall be designated to distinguish the shares of each series from shares of all other series. To the maximum extent permitted by the Delaware General Corporation Law, any series or class of Preferred Stock may by vote of the holders of such series of class of Preferred Stock if set forth in the Certificate of Designation of Limitations, Rights and Preferences therefore, amend such series of class of Preferred Stock with or without the vote of any other series or class of stock of the Corporation (including Common Stock).

SIXTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

SEVENTH: The original Bylaws of the Corporation shall be adopted by the incorporator. Thereafter, the power to make, alter, or repeal the Bylaws, and to adopt any new Bylaw, shall be vested in the Board of Directors.

EIGHTH: To the fullest extent that the General Corporation Law of the State of Delaware, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of directors, no director of this Corporation shall be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law: (1) for any breach of the directors’ duty of loyalty to the Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the General Corporation Law of the State of Delaware; or (4) for any transaction from which the director derived any improper personal benefit. Neither the amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal.

NINTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section. The Corporation shall advance expenses to the fullest extent permitted by said section. Such right to indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification and advancement of expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed on this [●] day of [●], 2014.

Name:
Title:

2

ANNEX C

VBI VACCINES INC.

2014 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN

1.1           The purpose of this 2014 Equity Incentive Plan (this “Plan”) of Paulson Capital (Delaware) Corp., a Delaware corporation, to be renamed VBI Vaccines, Inc. upon the Merger Closing (as defined below) (the “Corporation”), is to promote the success of the Corporation and to increase shareholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

2.1           The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws.  An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1 The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law or the Corporation’s bylaws, to one or more officers of the Corporation, its powers under this Plan (a) to Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2 Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)          reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or change the manner of determining the exercise price so that the exercise price is less than the fair market value per share of Common Stock or otherwise reprice options under the Plan without shareholder approval;

(b)          determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(c)          grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(d)          approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(e)          construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(f)           cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(g)          accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(h)          adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), , and provided that any adjustment or change in terms made pursuant to this Section 3.2(h) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(i)           determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(j)           determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(k)          acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(l)           determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3 Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5 Delegation of Non-Discretionary Functions.  In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE RESERVE

4.1 Shares Available.  Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock.  For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2 Share Reserve.

(a) The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan may not exceed 4,078,444 shares of Common Stock (the “Share Reserve”).

(b) Notwithstanding Section 4.2(a) above, on the first day of each fiscal year of the Company during the period beginning in fiscal year 2014, and ending on the second day of fiscal year 2024, the Share Reserve shall be increased by an amount equal to the lesser of (i) 6,000,000 shares of Common Stock or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Section 7.1; (ii) 5% of the number of outstanding shares of Common Stock on such date; and (iii) an amount determined by the Board.

The foregoing Share Reserve is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares.  The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Reserve of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.	AWARDS

5.1 Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs.   To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder) and in accordance with the regulations promulgated thereunder which describe how options shall be so reduced, such options shall be treated as nonqualified stock options. ISOs may only be granted to United States employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the ISO is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such ISO is at least 110% of the Fair Market Value of the stock subject to the ISO and such ISO by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights.  A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years.

5.1.4  Restricted Shares.

(a)           Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

(b)           Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock.  The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c)           Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5           Restricted Share Units.

(a)           Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan.  At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b)           Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU.  Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates.  The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

(c)           Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a shareholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant.  No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award.   Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date.

An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6           Cash Awards.  The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below).  Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7 Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2 Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals.  The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including (but not limited to) the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total shareholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, (19) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products, (20) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, or (21) any combination of the foregoing.  To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

5.2.3 Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4 Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce (but not increase) awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s shareholders that occurs in the fifth year following the year in which the Corporation’s shareholders first approve this Plan (the “162(m) Term”).

5.2.7           Compensation Limitations.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 1,000,000 shares of Common Stock.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 1,000,000 shares of Common Stock.  The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3 Award Agreements.  Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.  All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5 Consideration for Common Stock or Awards.  The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

5.6 Definition of Fair Market Value.  For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances and in accordance with Section 409A of the Code, the closing price for a share of Common Stock on the day of the grant date, as furnished by the principal stock exchange on which the Common Stock is then listed for the date in question. If the Common Stock is no longer listed or is no longer actively traded on a principal stock exchange as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances and in accordance with Section 409A of the Code.

5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2 Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)          transfers to the Corporation,

(b)          the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)          subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)          subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)          the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards.  One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.9 Vesting.  Subject to Section 5.1.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest, in the case of a participant’s first grant as to one-fourth of the total number of shares subject to the award on the first anniversary of the date of grant, then in equal monthly installments for the next thirty-six months; and in the case of a participant’s subsequent grants, in equal monthly installments for forty-eight months from the date of grant.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 Termination of Employment.

6.1.1           The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2           For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

If not defined in the applicable award agreement, “Cause”, for the purposes of this Plan shall mean:

(i)	breach of any fiduciary duty or legal or contractual obligation to the Corporation or any of its Subsidiaries or affiliates;

(ii)	gross negligence, willful misconduct, fraud, embezzlement, acts of dishonesty, or a conflict of interest relating to the affairs of the Corporation or any of its Subsidiaries or affiliates;

(iii)

conviction of or plea of nolo contendere to:  (A) any misdemeanor relating to the affairs of the Corporation or any of its Subsidiaries or affiliates (with the exception of minor misdemeanors not involving moral turpitude); or (B) any felony or indictable offence;

(iv)	violation of any federal or state laws (with the exception of minor misdemeanors not involving moral turpitude), or federal or state securities laws; or

(v)

willful failure to follow lawful instructions of the person or body to which participant reports. Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives unless otherwise provided in the applicable award agreement;

provided, however, that any provision in an agreement between the participant and the Company, which contains a conflicting definition of “Cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that participant.

6.1.3           For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares.  Similar rules shall apply in respect of RSUs.

6.2 Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3 Effect of Change of Subsidiary Status.  For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.	ADJUSTMENTS; ACCELERATION

7.1           Adjustments.  Upon or in contemplation of any of the following events described in this Section 7.1,: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent  and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(b)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code.  With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2           Change in Control.  In the event of a participant’s termination other than for Cause during the period that begins six months prior to a Change in Control and ends on the twelve month anniversary of the closing of the Change in Control transaction, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award on the date of such termination.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(ii)          the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the shareholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii)         the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv)         a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

For purposes of this Section 7.2, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a Person must acquire more than 50% of the outstanding voting securities of the Corporation for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

7.3           Corporate Transactions. If the Corporation is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Corporation’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Corporation hereunder (the “Successor Board”), shall, as to outstanding options and SARs, either (i) make appropriate provision for the continuation of such options and SARs by substituting on an equitable basis for the shares of Common Stock then subject to such options or SARs either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the participants, provide that such options or SARs must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such options or SARs being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such options or SARs which have not been exercised shall terminate; or (iii) terminate such options or SARs in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option or SAR would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such options or SARs being made partially or fully exercisable for purposes of this Section 7.3) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to all other outstanding awards, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such awards on the same terms and conditions by substituting on an equitable basis for the award either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, outstanding awards shall be terminated in exchange for payment in cash or property (or both) in respect of awards terminated and may adopt such valuation methodologies for outstanding awards as it deems reasonable.

In taking any of the actions permitted under this Section 7.3, the Administrator shall not be obligated by the Plan to treat all awards, all awards held by a participant, or all awards of the same type, identically.

7.4           Other Acceleration Rules.  Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5           Possible Rescission of Acceleration.  If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code,  the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.	OTHER PROVISIONS

8.1 Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Future Awards/Other Rights.  No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4 Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding.  Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)           require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)          deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date and Termination.  This Plan was approved by the Board and became effective on May 1, 2014 (the “Effective Date”).  Unless earlier terminated by the Board, this Plan shall terminate at the close of business on April 30, 2024. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Shareholder Approval.  To the extent then required by applicable law or any applicable stock exchange or required under Sections 162(m), 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to shareholder approval.

8.6.4 Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards..

8.6.5 Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a)  Rule 16b-3.  It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)  Section 162(m).  Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

(c)  Code Section 409A Compliance.  The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

(d)           No Guarantee of Favorable Tax Treatment.  Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9 Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.  Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Reserve or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11 Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Corporation Benefit and Compensation Programs.  Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

As adopted by the Board of Directors of Paulson Capital (Delaware) Corp. on May 1, 2014.

ANNEX D

Consolidated Financial Statements of

VARIATION BIOTECHNOLOGIES (US), INC.

(a Development Stage Company)

(in U.S. dollars)

December 31, 2013 and 2012

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Variation Biotechnologies (US), Inc.

We have audited the accompanying consolidated balance sheets of Variation Biotechnologies (US), Inc. and Subsidiaries (a development stage company) (collectively the "Company") as at December 31, 2013 and 2012, and the related consolidated statements of comprehensive loss, stockholders' deficiency, and cash flows for the years then ended, and cumulatively for the period from August 24, 2001 (date of inception) to December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate, in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, such consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended, and for the period from August 24, 2001 (date of inception) to December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company's recurring losses from operations and stockholders' deficiency raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also discussed in Note 1 to the consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Chartered Professional Accountants, Chartered Accountants

Licensed Public Accountants

Ottawa, Canada

May 1, 2014

VARIATION BIOTECHNOLOGIES (US), INC.

Financial Statements

December 31, 2013

PAGE

Consolidated Balance Sheets	1

Consolidated Statements of Comprehensive Loss	2

Consolidated Statements of Stockholders' Deficiency	3-4

Consolidated Statements of Cash Flows	5

Notes to the Consolidated Financial Statements	6 - 30

VARIATION BIOTECHNOLOGIES (US), INC.

(A Development Stage Company)

Consolidated Balance Sheets

as at December 31, 2013 and 2012

(US dollars)

	2013	2012

CURRENT ASSETS

Cash	$624,419	$615,512
Investment tax credits receivable	126,530	189,144
Prepaid expenses and deposits	107,433	204,483
Government receivables	56,662	170,300

	915,044	1,179,439

FUNDS HELD IN ESCROW (Note 3)	777,746	674,764
PROPERTY AND EQUIPMENT (Note 4)	30,132	114,014
INTANGIBLES (Note 5)	519,403	570,360

	$2,242,325	$2,538,577

CURRENT LIABILITIES

Accounts payable	$237,889	$217,705
Accrued liabilities	268,828	179,382
Related party convertible notes (Note 6)	18,962,602	14,273,416
Current portion of long-term debt (Note 7)	-	28,403

	19,469,319	14,698,906

LONG-TERM DEBT (Note 7)	-	14,202

	19,469,319	14,713,108

COMMITMENTS AND CONTIGENCIES (Notes 16 and 17)

STOCKHOLDERS' DEFICIENCY (Note 8)
Common shares (authorized 45,000,000; issued 4,780,971); par value $0.01) (2012 - authorized 45,000,000; issued 4,780,971)	655,339	655,339
Convertible preferred shares (authorized 30,000,000; issued 16,278,336; par value $0.01) (2012 - authorized 30,000,000; issued 16,278,336)	31,111,043	31,111,043
Warrants	501,517	500,456
Additional paid-in capital	2,078,810	1,943,810
Accumulated other comprehensive (loss)	(1,258,122)	(1,521,467)
Deficit accumulated during the development stage	(50,315,581)	(44,863,712)

	(17,226,994)	(12,174,531)

	$2,242,325	$2,538,577

APPROVED BY THE BOARD

_______________________________________ Director

_______________________________________ Director

(The accompanying notes are an integral part of these consolidated financial statements.)

1

VARIATION BIOTECHNOLOGIES (US), INC.

(A Development Stage Company)

Consolidated Statements of Comprehensive Loss

For the years ended December 31, 2013 and 2012

(US dollars)

	2013	2012

Expenses
Research and development (Note 13)	1,435,042	$2,252,896
General and administration (Note 14)	2,164,519	2,198,757

Net loss before undernoted items	3,599,561	4,451,653

Interest expense	1,568,041	1,150,676
Foreign exchange (gain)	284,267	(16,040)
Interest accretion	-	-
Interest income	-	-
Loss on deemed settlement of convertible notes (Note 6)	-	-

NET LOSS	$5,451,869	$5,586,289

Currency translation account	(263,345)	11,864

COMPREHENSIVE LOSS, FOR THE PERIOD	$5,188,524	$5,598,153

Loss per share of common stock, basic and diluted	$(1.14)	$(1.17)

Weighted-average number of common shares outstanding, basic and diluted	4,780,971	4,780,780

2

VARIATION BIOTECHNOLOGIES (US), INC.

(A Development Stage Company)

Consolidated Statements of Stockholders' Deficiency

as at December 31, 2013 and 2012

August 24, 2001 (inception) through December 31, 2013

(US dollars)

	VBI US Common Shares		VBI US Series A Convertible Preferred Shares		Warrants	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)		Total Stockholders'	Total Comprehensive Income (Loss)
	Number	Amount	Number	Amount	Amount	Amount	Amount	Deficit	Equity	Amount

Opening balance, August 24, 2001	-	$-	-	$-	$-	$-	$-	$-	$-
Issuance of common shares for cash	-	-	-	-	-	-	-	-	89	$-
Total comprehensive loss at January 31, 2002	-	-	-	-	-	-	-	-	-	$-

Balance, January 31, 2002	-	-	-	-	-	-	-	-	89

Net loss	-	-	-	-	-	-	-	(81,626)	(81,626)	$(81,626)
Total comprehensive loss at January 31, 2003	-	-	-	-	-	-	-	-	-	$(81,626)

Balance, January 31, 2003	-	-	-	-	-	-	-	(81,626)	(81,537)

Cancellation of common shares Class A	-	-	-	-	-	-	-	-	(3)
Exchange of common shares - Class B for Series A	3,813,000	86	-	-	-	-	-	-	-
Net loss	-	-	-	-	-	-	-	(103,073)	(103,073)	$(103,073)
Total comprehensive loss at December 31, 2003	-	-	-	-	-	-	-	-	-	$(103,073)

Balance, December 31, 2003	3,813,000	86	-	-	-	-	-	(184,699)	(184,613)

Net loss	-	-	-	-	-	-	-	(352,092)	(352,092)	$(352,092)
Total comprehensive loss at December 31, 2004	-	-	-	-	-	-	-	-	-	$(352,092)

Balance, December 31, 2004	3,813,000	86	-	-	-	-	-	(536,791)	(536,705)

Conversion of convertible debentures	151,445	201,114	-	-	-	-	-	-	201,114
Warrants issued	-	-	-	-	33,105				33,105
Conversion of convertible debentures to a related corporation	181,515	188,953	-	-	-	-	-	-	188,953
Issuance of common shares for cash	222,616	387,965	-	-	-	-	-	-	387,965
Issuance of common shares for cash to a related corporation	49,693	86,214	-	-	-	-	-	-	86,214
Issuance of common shares on exercise of options	325,210	1	-	-	-	-	-	-	1
Currency translation account	-	-	-	-	-	-	(49,462)	-	(49,462)	$(49,462)
Stock-based compensation	-	-	-	-	-	489,533	-	-	489,533
Net loss	-	-	-	-	-	-	-	(707,627)	(707,627)	(707,627)
Total comprehensive loss at December 31, 2005	-	-	-	-	-	-	-	-	-	$(757,089)

Balance, December 31, 2005	4,743,479	864,333	-	-	33,105	489,533	(49,462)	(1,244,418)	93,091

Common shares issued for cash	25,846	43,107	-	-	-	-	-	-	43,107
Exchange of common shares for preferred shares by a related party	(231,208)	(279,971)	144,315	279,971	-	-	-	-	-
Issuance of preferred shares for cash on December 28, 2006	-	-	3,092,783	5,999,999	-	-	-	-	5,999,999
Share issuance costs	-	-	-	(432,274)	-	-	-	-	(432,274)
Stock-based compensation	-	-	-	-	-	125,774	-	-	125,774
Currency translation account	-	-	-	-	-	-	21,820	-	21,820	$21,820
Net loss	-	-	-	-	-	-	-	(958,814)	(958,814)	(958,814)
Total comprehensive loss at December 31, 2006	-	-	-	-	-	-	-	-	-	$(936,994)

Balance, December 31, 2006	4,538,117	627,469	3,237,098	5,847,696	33,105	615,307	(27,642)	(2,203,232)	4,892,703

Common shares issued for cash upon exercise of stock options	194,300	8,636	-	-	-	-	-	-	8,636
Stock-based compensation	-	-	-	-	-	56,391	-	-	56,391
Currency translation account	-	-	-	-	-	-	(351,278)	-	(351,278)	$(351,278)
Net loss	-	-	-	-	-	-	-	(3,233,693)	(3,233,693)	(3,233,693)
Total comprehensive loss at December 31, 2007	-	-	-	-	-	-	-	-	-	$(3,584,971)

Balance, December 31, 2007	4,732,417	636,105	3,237,098	5,847,696	33,105	671,698	(378,920)	(5,436,925)	1,372,759

3

VARIATION BIOTECHNOLOGIES (US), INC.

(A Development Stage Company)

Consolidated Statements of Stockholders' Deficiency

as at December 31, 2013 and 2012

August 24, 2001 (inception) through December 31, 2013

(US dollars)

	VBI US Common Shares		VBI US Series A Convertible Preferred Shares		Warrants	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)		Total Stockholders'	Total Comprehensive Income (Loss)
	Number	Amount	Number	Amount	Amount	Amount	Amount	Deficit	Equity	Amount

Issuance of preferred shares for cash on March 8, 2008 and October 22, 2008	-	-	13,041,238	25,300,002	-	-	-	-	25,300,002
Share issuance costs	-	-	-	(36,655)	-	-	-	-	(36,655)
Stock-based compensation	-	-	-	-	-	68,920	-	-	68,920
Currency translation account	-	-	-	-	-	-	1,783,510	-	1,783,510	$1,783,510
Net loss	-	-	-	-	-	-	-	(9,327,943)	(9,327,943)	(9,327,943)
Total comprehensive loss at December 31, 2008	-	-	-	-	-	-	-	-	-	$(7,544,433)

Balance, December 31, 2008	4,732,417	636,105	16,278,336	31,111,043	33,105	740,618	1,404,590	(14,764,868)	19,160,593

Stock-based compensation	-	-	-	-	-	124,562	-	-	124,562
Common shares issued for cash upon exercise of stock options	9,520	2,989	-	-	-	-	-	-	2,989
Stock compensation expense of exercised stock options	-	2,551	-	-	-	(2,551)			-
Currency translation account	-	-	-	-	-	-	(2,193,252)	-	(2,193,252)	$(2,193,252)
Net loss	-	-	-	-	-	-	-	(6,969,663)	(6,969,663)	(6,969,663)
Total comprehensive loss at December 31, 2009	-	-	-	-	-	-	-		-	$(9,162,915)

Balance, December 31, 2009	4,741,937	641,645	16,278,336	31,111,043	33,105	862,629	(788,662)	(21,734,531)	10,125,229

Convertible notes and warrants issued	-	-		-	467,351	437,579	-	-	904,930
Stock-based compensation	-	-	-	-	-	283,687	-	-	283,687
Common shares issued for cash upon exercise of stock options	3,565	1,223	-	-	-	-	-	-	1,223
Stock compensation expense of exercised stock options	-	1,010	-	-	-	(1,010)	-		-
Currency translation account	-	-	-	-	-	-	(937,636)	-	(937,636)	$(937,636)
Net loss	-	-	-	-	-	-	-	(7,596,781)	(7,596,781)	(7,596,781)
Total comprehensive loss at December 31, 2010	-	-	-	-	-	-	-	-	-	$(8,534,417)

Balance, December 31, 2010	4,745,502	643,878	16,278,336	31,111,043	500,456	1,582,885	(1,726,298)	(29,331,312)	2,780,652

Stock-based compensation	-	-	-	-	-	215,000	-	-	215,000
Common shares issued for cash upon exercise of stock options	469	385	-	-	-	-	-	-	385
Stock compensation expense of exercised stock options	-	120	-	-	-	(120)	-	-	-
Currency translation account	-	-	-	-	-	-	216,695	-	216,695	$216,695
Net loss	-	-	-	-	-	-	-	(9,946,111)	(9,946,111)	(9,946,111)
Total comprehensive loss at December 31, 2011	-	-	-	-	-	-	-	-	-	$(9,729,416)

Balance, December 31, 2011	4,745,971	644,383	16,278,336	31,111,043	500,456	1,797,765	(1,509,603)	(39,277,423)	(6,733,379)

Stock-based compensation	-	-	-	-	-	157,000	-	-	157,000
Common shares issued for cash upon exercise of stock options	35,000	1	-	-	-	-	-	-	1
Stock compensation expense of exercised stock options	-	10,955	-	-	-	(10,955)	-	-	-
Currency translation account	-	-	-	-	-	-	(11,864)	-	(11,864)	$(11,864)
Net loss	-	-	-	-	-	-	-	(5,586,289)	(5,586,289)	(5,586,289)
Total comprehensive loss at December 31, 2012	-	-	-	-	-	-	-	-	-	$(5,598,153)

Balance, December 31, 2012	4,780,971	655,339	16,278,336	31,111,043	500,456	1,943,810	(1,521,467)	(44,863,712)	(12,174,531)

Convertible notes and warrants issued	-	-	-	-	1,061	-	-	-	1,061
Stock-based compensation	-	-	-	-	-	135,000	-	-	135,000
Currency translation account	-	-	-	-	-	-	263,345	-	263,345	$263,345
Net loss	-	-	-	-	-	-	-	(5,451,869)	(5,451,869)	(5,451,869)
Total comprehensive loss at December 31, 2013	-	-	-	-	-	-	-	-	-	$(5,188,524)

Balance, December 31, 2013	4,780,971	655,339	16,278,336	31,111,043	501,517	2,078,810	(1,258,122)	(50,315,581)	(17,226,994)

4

VARIATION BIOTECHNOLOGIES (US), INC.

(A Development Stage Company)

Consolidated Statements of Cash Flows

For the years ended December 31, 2013 and 2012

August 24, 2001 (inception) through December 31, 2013

(US dollars)

			Cumulative
	2013	2012	since Inception

NET INFLOW (OUTFLOW) OF CASH RELATED TO THE FOLLOWING ACTIVITIES:

OPERATING
Net loss	$(5,451,869)	$(5,586,289)	$(50,315,581)
Adjustments to reconcile net loss to cash used in operating activities:
Amortization of property and equipment and intangibles	139,661	260,663	2,272,129
Impairment in value of intangibles	-	-	61,428
Stock-based compensation expense	135,000	157,000	1,655,866
Interest accretion on discount on convertible notes	-	-	938,034
Interest accrued on convertible notes	1,564,186	1,145,359	3,405,670
Unrealized foreign exchange valuation	260,877	(11,355)	(992,884)
Net change in operating working capital items (Note 12)	382,932	(41,646)	308,390

	(2,969,213)	(4,076,268)	(42,666,948)

INVESTING
Funds held in escrow	(102,982)	(674,764)	(777,746)
Acquisition of property and equipment	(4,822)	(15,168)	(2,336,719)
Acquisition of intangibles	-	-	(668,000)

	(107,804)	(689,932)	(3,782,465)

FINANCING
Issuance of convertible debentures and warrants	1,061	-	391,128
Issuance of common shares	-	1	530,606
Exercise of options by non-employees	-	-	1
Proceeds from sale of preferred stock	-	-	31,300,001
Share issue costs	-	-	(468,929)
Proceeds from convertible notes	3,125,000	3,500,000	16,105,497
Repayment of long-term debt	(42,605)	(24,136)	(509,399)
Advances from parent company	-	-	(95,166)
Stockholder loan	-	-	(9,308)

	3,083,456	3,475,865	47,244,431

Effect of exchange rate changes on cash and cash equivalents	2,468	(509)	(170,599)

INCREASE (DECREASE) IN CASH FOR THE PERIOD	8,907	(1,290,844)	624,419

CASH, BEGINNING OF PERIOD	615,512	1,906,356	-

CASH, END OF PERIOD	$624,419	$615,512	$624,419

Supplementary information:
Interest paid	$-	$-	$110,265
Interest (received)	$(3,752)	$(868)	$(585,686)

(The accompanying notes are an integral part of these consolidated financial statements.)

5

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

1.	NATURE OF BUSINESS AND CONTINUATION OF BUSINESS

Incorporation and nature of business

Variation Biotechnologies (US), Inc. ("Company") was incorporated on December 20, 2006 under the laws of the State of Delaware. The Company is a development stage company dedicated to the innovative formulation, development and delivery of safe and effective vaccines for the treatment of infectious diseases that expand and enhance vaccine protection in both established and emerging markets.

Reorganization

On December 28, 2006, the Company completed a private round of financing (the "Financing") and, contemporaneously with the first closing, the Company acquired, through an exchange of shares, all of the outstanding common shares of Variation Biotechnologies Inc., ("VBI"), a Canadian company incorporated on August 24, 2001 under the Canada Business Corporations Act. The transaction has been treated as a continuity of business interests. As a result, these consolidated financial statements include the comparative and from inception financial statements of the new wholly-owned subsidiary.

On August 12, 2011, the Company acquired the patents and shares of ePixis SA, a French company. As of the date of these financial statements, the Company is in the process of winding down the French company. Any assets and liabilities assumed as part of that transaction are consolidated herein.

All intercompany transactions and balances are eliminated on consolidation.

Operations

The Company has undertaken specific projects related to cytomegalovirus (“CMV”) and other antigens using its proprietary technology platforms. All costs incurred to-date by the Company have directly or indirectly contributed to the advancement of these projects. The Company has not deferred or capitalized any costs related to any of these projects.

Development stage company

Income generating activities have been limited to research and development services pursuant to certain governmental research and development grants, which have been applied against the related research and development activities. No revenues have been recorded from the sale of products from its planned principal business activity. Accordingly, the Company is classified as a development stage company.

6

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

1.	NATURE OF BUSINESS AND CONTINUATION OF BUSINESS (Continued)

Continuation of business

The Company has incurred significant net losses and negative operating cash flows since inception. As of December 31, 2013, the Company had an accumulated deficit of $50.3 million and stockholders’ deficiency of $17.2 million. The Company incurred net losses of $5.5 million and $5.6 million and used $3.0 million and $4.1 million in cash outflows from operating activities during the years ended December 31, 2013 and 2012, respectively.

As of December 31, 2013, the Company had approximately $0.6 million of cash and negative working capital of $18.5 million. The Company will require significant additional funds to conduct clinical and non-clinical trials, achieve regulatory approvals, and, subject to such approvals, commercially launch its products. The Company has funded its operations to date, through the issuance of convertible preferred stock, the issuance of common stock, the issuance of secured convertible and other notes payable to certain stockholders and financial institutions, and funding received from government research and development grants. The Company’s long-term success and ability to continue as a going concern is dependent upon obtaining sufficient capital to fund the research and development of its products, to bring about their successful commercial release, to generate revenue and, ultimately, attain profitable operations or alternatively advance the products and technology to such a point that an acquirer would find attractive. This raises substantial doubt as to the appropriateness of the going concern assumption and long-term success of the Company since it has accumulated significant start-up losses and faces substantial demand on its cash resources to fund operations and its growth plans.

The Company is currently endeavoring to close a strategic transaction which would include an additional round of private equity financing. The Company is in the process of commercializing novel vaccines and will need to successfully manage normal business and scientific risks. To date, it has been able to obtain financing; however, there is no assurance that financing will be available in the future, or if it is, that it will be available at terms acceptable to management and its existing shareholders.

7

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements and notes are prepared in conformity with accounting principles generally accepted in the United States of America and include the following significant accounting policies:

Principles of consolidation

The consolidated financial statements include the accounts of the Company and of its wholly-owned subsidiaries, VBI from the date of the Subsidiary's incorporation on August 24, 2001 and ePixis SA, from the date of acquisition of August 12, 2011.

Use of estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and use assumptions that affect reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates reflected in these consolidated financial statements include the estimated fair values of the Company’s common shares used in the valuation of the stock-based compensation, warrants and the beneficial conversion feature on secured convertible notes, investment tax credits, certain accruals, useful lives of intangibles and the valuation allowance recognized on the deferred tax assets.

Foreign currency translation

The functional currency of the Company is the U.S. dollar. Transactions in foreign currencies are translated at the rate of exchange in effect at the transaction date. Any monetary assets or liabilities denominated in foreign currencies are translated at the rate in effect at the balance sheet date, with the resulting foreign exchange gain or loss being recorded in the statement of comprehensive loss.

The functional currency of the Canadian subsidiary is the Canadian dollar. The accounts of the subsidiary are translated from its functional currency to U.S. dollars using the current rate method. Any gain or loss arising from translation is recorded to other comprehensive loss.

The Company does not use derivative financial products for hedging or speculative purposes and, as a result, is exposed to currency fluctuations. The Company is subject to foreign currency exchange risk in the form of exposures to changes in currency exchange rates between the United States and Canada; however, it maintains cash in each home currency to minimize the exposure of these fluctuations.

8

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

Research and development

Research and development expense consists of expenses incurred in developing and testing vaccine candidates. These expenses consist primarily of salaries and related expenses for personnel, fees paid to professional service providers in conjunction with costs of contract manufacturing services, costs of materials used in research and development and amortization of capital assets used to develop products.

Research and development costs, including those incurred and supported with government grants, are expensed as incurred and included under such caption in the accompanying Consolidated Statements of Comprehensive Loss.

Certain research and development activities are partially funded with government grants, which are netted against the research and development costs under such caption in the accompanying Consolidated Statements of Comprehensive Loss.

Property and equipment and Intangibles

Property and equipment and intangibles are recorded at cost. Amortization is provided using the straight-line method over the estimated lives of the related assets as follows:

Property and equipment:

Research equipment (in years)	3 - 5
Office equipment (in years)	5
Computer equipment (in years)	2
Computer software (in years)	2

Intangibles:

Licenses	remaining life of patents (in years) – 4 - 10

The Company tests the recoverability of long-lived assets whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. The Company records an impairment loss in the period when it is determined that the carrying amount of the asset may not be recoverable.

Income taxes

Deferred tax assets and liabilities relate to temporary differences between financial reporting and income tax bases of assets and liabilities and are measured using enacted tax rates and laws expected to be in effect at the time of their reversal. Valuation allowances are established, when necessary, to reduce the net deferred tax asset to the amount more likely than not to be realized.

9

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

Government assistance

Government assistance is recorded as a reduction of the related expense. The benefits are recognized when the Company has complied with the terms and conditions of the approved government assistance program provided there is reasonable assurance of realization.

Investment tax credits

VBI is eligible to receive certain refundable investment tax credits, which are earned as a result of qualifying research and development expenditures and are recognized when the expenditures are made and their realization is reasonably assured. They are applied to reduce related capital cost and research and development expense in the year recognized.

The Company’s claim for Scientific Research and Experimental Development (SR&ED) deductions and related investment tax credits for income tax purposes are based upon management’s interpretation of the applicable legislation in the Income Tax Act (Canada). These amounts are subject to review and acceptance by the Canada Revenue Agency and may be subject to adjustment.

Stock-based compensation

The Company recognizes an expense related to the fair value of stock-based compensation awards.

For service-based options, the Company recognizes compensation on a straight-line basis over the requisite service period of the award.

Fair value of financial instruments

The carrying amounts of the Company’s current financial instruments, which include other receivables and accounts payable, approximate their fair values due to their short-term nature and are recorded at fair value. Cash is recorded at fair value, a level 1 instrument. The fair value of the Company’s long-term debt is based on the estimated market prices for similar issues as disclosed in note 15.

Segments

The Company conducts its operations and manages its business as one operating segment.

10

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

Capital stock

Capital stock is recorded at the net proceeds received on issuance, after deducting all share issue costs.

Recent accounting pronouncements

In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires companies to provide information about the amounts reclassified out of AOCI by component. In addition, companies are required to report significant amounts reclassified out of AOCI by the respective line items of net income if the amount reclassified is required to be reclassified to net income in its entirety in the same reporting period. For amounts that are not required to be reclassified in their entirety to net income, companies are required to cross-reference to other disclosures that provide additional detail on those amounts. ASU 2013-02 is effective prospectively for reporting periods beginning after December 15, 2012 and did not impact the Company's consolidated financial condition, results of operations or cash flows.

In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists," an amendment to FASB Accounting Standards Codification, or "ASC" Topic 740, Income Taxes, or "FASB ASC Topic 740." This update clarifies that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward if such settlement is required or expected in the event the uncertain tax position is disallowed. In situations where a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. This ASU is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013. Early adoption and retrospective application are permitted. This accounting guidance is not expected to have a material impact on the Company’s consolidated financial statements or financial statement disclosures.

11

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

3.	FUNDS HELD IN ESCROW

On April 30, 2012, the Company and VBI voluntarily entered into an escrow agreement whereby an escrow agent will hold cash in trust on behalf of the Company, VBI and their employees in order to fund any future severance and related liabilities should such liabilities ever arise. Neither the Company nor VBI are under any current or past contractual or regulatory obligations to set these funds aside. On December 31, 2013 the escrow agent held $488,929 and $288,817 (2012 - $398,245 and $276,519) on behalf of the Company and VBI, respectively. The funds will be returned to the Company and VBI when the Company completes a minimum financing of $5.0 million. As a result, the Company is precluded from using these funds for general corporate purposes except as may be permitted by the employees. The Company and VBI are not otherwise impeded from borrowing or paying dividends. No amounts have been drawn on the escrowed funds to date nor do any contractual or regulatory obligations exist to restrict the use of these funds other than those that have been self-imposed as described above.

4.	PROPERTY AND EQUIPMENT
	2013
		Accumulated	Net Book
	Cost	Amortization	Value

Research equipment	$1,667,888	$1,659,520	$8,368
Office equipment	81,071	59,307	21,764
Computer equipment and software	35,368	35,368	-

	$1,784,327	$1,754,195	$30,132

	2012
		Accumulated	Net Book
	Cost	Amortization	Value

Research equipment	$1,789,520	$1,711,886	$77,634
Office equipment	94,864	58,678	36,186
Computer equipment and software software	36,312	36,118	194

	$1,920,696	$1,806,682	$114,014

12

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

5.	INTANGIBLES
	2013
		Accumulated	Net Book
	Cost	Amortization	Value

Licenses – ePixis patents	$668,000	$148,597	$519,403

	2012
		Accumulated	Net Book
	Cost	Amortization	Value

Licenses – ePixis patents	$668,000	$97,640	$570,360

The amount of amortization for the year was $50,957 (2012: $68,866). Amortization for the next five years is expected to be: $65,427, $65,606, $60,396, $59,785 and $59,785 future costs incurred to extend the life of the patents will be expensed.

During 2011, the Company determined that there was an impairment in value of certain licenses acquired in 2009. The Company determined that these licenses had no future cash flows associated with them and therefore were impaired. The balance of the unamortized cost ($61,428) was expensed during the year and recognized as an impairment loss within general and administrative expenses.

On August 12, 2011, VBI acquired ePixis SA (“ePixis”) in order to obtain access to a technology platform. Given ePixis did not meet the definition of a business under ASC 805, Business Combinations, VBI has treated the acquisition as an acquisition of assets due to the underlying circumstances of the transaction. VBI paid $573,000 for the technology and $95,000 in transaction costs. Prior to the transaction closing all employees were terminated and facilities closed. All subsequent technology development was performed by VBI. The Company is in the process of winding up the legal entity.

The ePixis patents include three patents which are amortized over their respective remaining lives which range from 4 to 10 years.

13

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

6.     RELATED PARTY CONVERTIBLE NOTES

The Company issued secured convertible notes and detachable warrants to existing equity investors for total gross proceeds of $3,125,000, $3,500,000, $4,600,000 and $4,331,933 in 2013, 2012, 2011 and 2010, respectively.

			2013	2012
	Share Warrants Issued	Original Maturity Date	Gross Proceeds	Gross Proceeds

November 17, 2010	3,493,495	August 17, 2011	$4,331,933	$4,331,933
June 3, 2011	-	February 17, 2012	3,500,000	3,500,000
December 14, 2011	-	June 30, 2012	1,100,000	1,100,000
March 9, 2012	-	June 30, 2012	1,100,000	1,100,000
June 20, 2012	-	September 30, 2012	1,200,000	1,200,000
October 24, 2012	-	January 31, 2013	1,200,000	1,200,000
February 22, 2013	106,126	August 31, 2013	750,000	-
June 10, 2013	-	August 31, 2013	750,000	-
August 26, 2013	-	December 31, 2013	250,000	-
September 30, 2013	-	December 31, 2013	750,000	-
December 11, 2013	-	March 31, 2014	625,000	-

			$15,556,933	$12,431,933
Maturity date in effect			March 31, 2014	January 31, 2013

On June 3, 2011, the initial maturity date of the secured convertible notes was modified and extended to February 17, 2012. On subsequent issuance of secured convertible notes, the maturity dates of previously issued notes were modified and extended to align to the latest maturity date of the secured convertible notes above. Maturity dates have also been extended as a result of additional issuances of secured convertible notes described in Note 19. Management considered the series of amendments to determine whether or not the modification constituted a deemed settlement of the individual secured convertible notes. Management concluded that only the June 3, 2011 modification resulted in a deemed settlement of the November 17, 2010 secured convertible notes. This resulted in a $284,438 loss on deemed settlement of the secured convertible notes recorded in the Statement of Comprehensive Loss for the year-ended December 31, 2011.

14

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

6.     RELATED PARTY CONVERTIBLE NOTES (Continued)

The allocation of the proceeds from the issuances of the secured convertible notes between the debt and warrant components were determined using the relative fair value method based on their respective fair values on its commitment dates. The debt portions of the secured convertible notes were assessed to determine if beneficial conversion features existed on the issuance dates.  We determined the value of the beneficial conversion features to be $NIL for all issuances in the years ended December 31, 2013 and 2012.  The Company determined the fair values of the debt by applying the following assumptions:

	2013	2012

Interest rate discount	25%	15% - 20%
Term of notes (in months)	3-6	3-4
Value of Series A Convertible Preferred Stock	$1.445	$1.445
Risk free interest rate	2.01%	2.01%

Refer to note 8 for details of the warrant valuations.

	2013	2012
	Carrying Value	Carrying Value
Gross proceeds from issuance of secured convertible notes and detachable warrants	$15,556,933	$12,431,933

Less: Portion of gross proceeds attributable to detachable warrants	(467,352)	(467,352)
Add: amortization of discount, cumulative	467,352	467,352

Less: Portion of secured convertible notes attributable to beneficial conversion features	(437,579)	(437,579)
Add: amortization of discount	437,579	437,579

Accrued contractual interest coupon	3,405,669	1,841,483

	$18,962,602	$14,273,416

15

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

6.	RELATED PARTY CONVERTIBLE NOTES (Continued)

The principal amount accrues interest of 10% annually and matures on March 31, 2014. Coupon interest is paid at time of maturity. If the Company completes a financing that meets the definition of a Qualified Financing which is described as being an equity financing resulting in aggregate gross proceeds to the Company of at least $15,000,000 (excluding conversion of the secured convertible notes), or such lower amount approved by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the aggregate principal amount of the secured convertible notes prior to the maturity date, all outstanding principal and accrued coupon interest will convert into shares of the capital stock of the Company issued as part of the Qualified Financing, at a price per share equal to the price paid by the investors, less twenty-five percent (25%), and otherwise on the same economic terms and conditions applicable to the shares of capital stock purchased by the investors.

Subject to the drag along provisions, each note holder may, at any time, convert all (but not less than all) of its principal plus accrued coupon interest into either (i) Series A Preferred Shares (at a price per share of $1.455 which is equal to the Series A Preferred Shares issuance price less a 25% discount) or (ii) shares issued in an equity financing that is not a Qualifying Financing at a price per share less a 25% discount that is determined in the same manner as under a Qualified Financing. Additionally, the holders of notes issued on February 22, 2013 may covert at a price per share less a 57% discount and $125,000 of the notes issued on December 11, 2013 may be converted at a price per share less a 70% discount.

The discounts related to the beneficial conversion feature on notes issued during the December 31, 2010 year-end are amortized using the effective interest method over the term of the notes and will be recognized as interest expense in the Consolidated Statements of Comprehensive Loss.

The convertible notes are secured over all the assets of the Company.

7.	LONG-TERM DEBT

	2013	2012

Loan under Economic Development Canada's Regional Strategic Initiatives program, repayable in five equal and consecutive installments starting 24 months after the completion date of the project. The loan is non-interest-bearing and payments began on June 30, 2009. Effective imputed interest of 8.5%.	$-	$42,605

Less: current portion	-	(28,403)

	$-	$14,202

16

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

8.	STOCKHOLDERS' DEFICIENCY AND ADDITIONAL PAID-IN CAPITAL

The Company's authorized share capital consists of 45 million voting common shares with a par value of $0.01. The value attributed to the preferred shares issued on the acquisition of VBI was based on the value of the Series A Convertible Preferred Shares issued for cash, which was $1.94.

The Company's authorized share capital also includes 30 million voting Series A Convertible Preferred Shares. The Series A Convertible Preferred Shares are convertible to common shares at any time at the option of the holder. Certain situations require mandatory conversion.

From the date of the issuance of any shares of Series A Convertible Preferred Stock, dividends accrue at a rate of eight percent (8%) per annum, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Convertible Preferred Stock (the "Accruing Dividends").

Accruing Dividends accrue from day to day, whether or not declared, and are cumulative but not compounding provided, however, that except for certain conditions, the Company is under no obligation to pay the Accruing Dividends unless declared by the Board of Directors. When declared, at the option of each holder of Series A Convertible Preferred Stock, dividends are payable either in cash or in an equivalent amount in value of shares of Series A Convertible Preferred Stock. Accruing Dividends in the amount of $ 14.3 million (2012 - $ 11.8 million) have not been declared and are not accrued in these financial statements.

Upon liquidation, the holders of the Series A Preferred Shares are entitled to be paid out of the assets of the Company available for distribution at an amount equal to $1.94 per share plus any accrued but unpaid dividends.

As part of the Financing, the Company completed an initial closing to the Series A Preferred Stock Purchase Agreement on December 28, 2006 which resulted in the issuance of 3,092,783 Series A Convertible Preferred Shares at a price of $1.94 per share for gross cash proceeds of $6.0 million.

A second closing to the Series A Preferred Stock Purchase Agreement was completed on March 18, 2008 which resulted in the issuance of 2,731,959 Series A Convertible Preferred Shares at a price of $1.94 per share for gross cash proceeds of $5.3 million.

A third closing was completed on October 22, 2008 which resulted in the issuance of 10,309,279 Series A Convertible Preferred shares at a price of $1.94 per share for gross cash proceeds of $20 million.

17

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

8.	STOCKHOLDERS' DEFICIENCY AND ADDITIONAL PAID-IN CAPITAL (Continued)

Warrants

The warrants entitle the holders to purchase 3,599,621 common shares at $0.31 per share. The warrants expire on November 17, 2017 unless the Company completes a Qualified Financing, as defined in Note 6, in which case the warrants expire. The discounts related to the warrants are amortized using the effective interest method over the initial term of the notes and recognized as interest expense in the Consolidated Statements of Comprehensive Loss.

The value attributed to the warrants issued on November 17, 2010 was based on the Black-Scholes option pricing model determined by applying the following assumptions:

Volatility	38%
Risk free interest rate (based on 10 year T-Bond Federal Reserve rate)	2.01%
Expected dividend yield	-%

Activity related to the warrants is as follows:

		Weighted
		Average
	Number of	Exercise
	Warrants	Price

Balance outstanding as at December 31, 2011	3,493,495	$0.31

Issued	-	$-
Expired	-	$-

Balance outstanding as at December 31, 2012	3,493,495	$0.31

Issued	106,126	$0.31
Expired	-	$-

Balance outstanding as at December 31, 2013	3,599,621	$0.31

18

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

9.	STOCK OPTIONS

Contemporaneously with the Financing on December 28, 2006, the Company established a stock option plan for directors, employees and other service providers of the Company. The Company’s stock option plan was approved by and is administered by the Board of Directors. The Board of Directors designates eligible participants to be included under the plan, and designates the number of options, exercise price and vesting period of the new options. The maximum number of options initially issuable under the plan was 1,191,699. On February 6, 2007, February 25, 2008, October 22, 2008, March 29, 2012 and April 24, 2014, additional stock options (200,000, 137,897, 1,472,754, 956,400 and 7,154,471, respectively) were added to the stock option pool. At May 1, 2014, the maximum number of stock options currently issuable under the plan is now 11,113,221.

Activity related to stock options is as follows:

		Weighted
		Average
	Number of	Exercise
	Options	Price

Balance outstanding as at December 31, 2011	2,704,683	$0.58

Granted	1,425,400	$0.31
Exercised	(35,000)	$0.0003
Forfeited (vested: 746,516; unvested: 1,016)	(747,532)	$0.52

Balance outstanding as at December 31, 2012	3,347,551	$0.49

Granted	-	$-
Exercised	-	$-
Forfeited (vested: NIL; unvested: NIL)	-	$-

Balance outstanding as at December 31, 2013	3,347,551	$0.49

No stock options expired in 2013 or 2012. Non-vested options at December 31, 2013, and 2012 were 827,812 and 1,389,601, respectively.

There was no intrinsic value of options exercised or vested during the years ended December 31, 2013, and 2012. The total value of shares vested during the years ended December 31, 2013, and 2012 was $145,025 and $196,773, respectively.

19

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

9.	STOCK OPTIONS (Continued)

		Weighted
	Number	Average	Number	Weighted
	Outstanding at	Remaining	Exercisable	Average
Exercise	December 31,	Contractual	at December 31,	Exercise
Price	2013	Life (Years)	2013	Price

$0.01	167,333	3.0	167,333	$0.01
$0.31	1,915,155	7.0	1,093,935	$0.31
$0.82	1,265,063	5.7	1,258,471	$0.82

$0.49	3,347,551	6.3	2,519,739	$0.55

10.	STOCK-BASED COMPENSATION EXPENSE

The Company has issued stock options to employees under share-based compensation plans. Stock options are issued at the underlying share’s fair value on the date of grant, subject to a four-year vesting period as follows: 25% at the first anniversary of the grant date and 2.083% on the last day of each month for the 36 months thereafter until 100% vested with a contractual term of 10 years. The fair market value of the common shares was derived from valuations prepared by management to arrive at an “en-bloc” equity value for the Company. The fair value of the common shares is then inferred from the valuation through the use of an option pricing model which considers the legal rights of all security classes and the respective claims of each security class on the value of the Company. The grant date fair value is calculated using the Black-Scholes option valuation model.

In determining the amount of stock-based compensation the Company used the Black-Scholes option pricing model to establish the fair value of options granted and warrants issued by applying the following assumptions:

	2013	2012

Volatility	-	70%
Risk free interest rate	-	2.01%
Expected life in years	-	4.0-8.0
Expected dividend yield	-	-%

Weighted average fair value per option	N/A	$0.143

No options were granted in 2013.

20

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

10.	STOCK-BASED COMPENSATION EXPENSE (Continued)

The risk-free rate was based on the 10 year T-Bond Federal Reserve rate. The expected life is based on the remaining life of outstanding options to expiry. The volatility was based on unlevered annual standard deviation of returns for ten public pharmaceutical or biotechnology companies.

The fair value of the options expected to vest is recognized as an expense on a straight-line basis over the vesting period. The total stock-based compensation expense recorded in the year ended December 31, 2013 was $135,000 (2012 - $157,000). These amounts have been included in salaries and benefits for research and development and general and administrative expenses for the respective periods. There is $125,458 (2012 - $268,300) of unrecognized compensation as at December 31, 2013. This expense will be recognized over a weighted average period of 2.3 years (2012 – 2.9 years). Management estimates the expected life of the options to approximate their actual remaining life of 6.8 years based upon their experience to date.

11.	INCOME TAXES

The Company operates in both U.S. and Canadian tax jurisdictions. Its income is subject to varying rates of tax, and losses incurred in one jurisdiction cannot be used to offset income taxes payable in another. A reconciliation of the combined Canadian federal and provincial income tax rate with the Company’s effective tax rate is as follows:

	2013	2012

Losses before income taxes	$5,451,869	$5,586,289

Expected statutory rate (recovery)	(43.0%)	(43.0%)
Expected recovery of income tax	$(2,344,300)	$(2,402,100)
Effect of change of foreign exchange rate	387,500	(251,200)
Change in valuation allowance	1,532,000	2,472,000
Effect of foreign tax rate difference	395,500	474,500
Permanent differences & other	29,300	(293,200)

Provision for income taxes	$-	$-

The US statutory income tax rate of 43.0 percent is comprised of federal income tax at approximately 35.0 percent and state income tax at approximately 8.0 percent. The Canadian statutory income tax rate of 26.5 percent is comprised of federal income tax at approximately 15.0 percent and provincial income tax at approximately 11.5 percent.

21

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

11.	INCOME TAXES (Continued)

At December 31, 2013, the Company has approximately $4.0 million (2012 - $ 4.0 million) of non-refundable investment tax credits available to carry forward and reduce future years’ Canadian federal income taxes. These potential benefits begin to expire in 2025 and have not been recorded in the accounts.

The Company has claimed less research and development expenses for Canadian income tax purposes than has been recorded in the financial statements. As at December 31, 2013, these unclaimed expenses total approximately $14.5 million (2012 - $14.3 million). These are available without expiry to reduce future years’ taxable income in Canada.

Effective the first tax year ended after December 31, 2008, all Ontario tax balances converted to the federal tax balances. As the Company’s provincial tax balances exceeded the federal tax balances, the difference has generated a non-refundable tax credit that can be applied against Ontario provincial corporate taxes over the subsequent five-year period. This credit expired on December 31, 2013.

The deferred tax asset consists of the following:

	2013	2012

Tax losses	$11,783,017	$10,212,847
SR&ED pool	3,843,664	3,777,493
Investment tax credits	2,946,005	2,912,635
Tax basis exceeding book on capital assets	239,649	195,757
Harmonization credit	-	181,562

	18,812,335	17,280,294

Valuation allowance	$(18,812,335)	$(17,280,294)

Net deferred tax asset	$-	$-

There are no current income taxes owed, nor are any income taxes expected to be owed in the near term.

22

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

11.	INCOME TAXES (Continued)

At December 31, 2013 the Company has unclaimed Scientific Research and Experimental Development ("SR&ED") expenditures, income tax loss carry forwards and non-refundable investment tax credits. The unclaimed amounts and their expiry dates are as listed below:

	Federal United States	Federal Canada	Province Canada

SR&ED expenditures (no expiry)	$-	$14,504,390	$14,467,839

Income tax loss carryforwards (expiry date):
2015	$-	$321,165	$365,502
2026	9,977	593,063	593,063
2027	445,623	1,831,075	1,822,715
2028	718,141	4,618,019	4,618,019
2029	672,319	5,351,293	5,351,293
2030	2,555,563	2,071,919	2,071,912
2031	3,617,321	3,879,999	3,875,927
2032	3,021,838	1,256,395	1,254,288
2033	3,126,219	1,553,323	1,553,319

	$14,167,001	$21,476,251	$21,506,038

Investment tax credits (expiry date):
2026	$-	$5,347	$-
2027	-	490,173	-
2028	-	693,224	-
2029	-	1,076,421	-
2030	-	800,524	-
2031	-	441,397	-
2032	-	321,013	-
2033	-	180,072	-

	$-	$4,008,171	$-

23

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

12.	NET CHANGES IN OPERATING WORKING CAPITAL ITEMS

	2013	2012

Investment tax credits receivable	$62,614	$62,989
Prepaid expenses and deposits	97,050	(70,607)
Government receivables	113,638	(5,513)
Accounts payable and accrued liabilities	109,630	(28,515)

	$382,932	$(41,646)

13.	RESEARCH AND DEVELOPMENT EXPENSES

	2013	2012
Research and development expenses:
Salaries and benefits	$1,340,345	$1,461,792
Other R&D projects	169,064	629,447
Consumables	213,373	252,714
Consultants	90,170	132,362
Government grants	(273,560)	-
Investment tax credits	(104,350)	(223,419)

	$1,435,042	$2,252,896

The 2013 salaries and benefits amount includes $ NIL of severance payments (2012 - $51,800) pursuant to statutory or contractual obligations.

14.	GENERAL AND ADMINISTRATIVE EXPENSES

	2013	2012
General and administrative expenses
Salaries and benefits	$737,722	$807,578
Legal, patents and trademarks	580,973	381,055
Office, facilities and insurance	321,099	324,444
Professional fees	163,157	96,676
Travel, conferences and committees	160,187	228,717
Amortization of capital assets and intangibles	139,661	260,663
Telecommunications	32,568	33,784
Recruitment and relocation	17,058	54,488
Outreach and website	12,094	11,352

	$2,164,519	$2,198,757

24

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

15.	FINANCIAL INSTRUMENTS

Financial instruments recognized in the balance sheet consist of cash, other receivables, funds held in escrow, accounts payable, related party convertible notes and long-term debt. The Company believes that the carrying value of its current financial instruments approximates their fair values due to the short-term nature of these instruments. The Company does not hold or issue financial instruments for trading purposes and does not hold any derivative financial instruments.

The fair value of its long-term debt is estimated to be $ NIL (2012 - $38,700).

The fair value of the secured convertible notes is estimated to be $14,623,772 (2012 - $12,228,131).

In determining the fair of long-term debt and the secured convertible notes, which are considered to be level 3 instruments, for the years ended December 31, 2013 and 2012, the Company used the following assumptions:

	2013	2012

Interest rate	25%	20%
Expected time to payment in months:
Long-term debt	N/A	6-12
Secured convertible notes	3	1

16.	COMMITMENTS

Office space

The Company rents space under several operating leases which require the following annual minimum payments: 2014 - $39,317; and $NIL thereafter. The Company is currently renegotiating its lease agreements which expired in 2013. The Company incurred rent and operating expenses related to facilities of $ 252,988 in 2013 ($272,279 in 2012) which is included with "General and administration" on the Consolidated Statements of Comprehensive Loss.

The Company sub-leased some surplus office space and earned $ NIL (2012 - $24,000) in miscellaneous revenue.

25

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

17.	CONTINGENCIES

On January 2, 2013, the Company entered into a financial advisory services agreement. If the Company closes a financing transaction, it is obligated to pay a cash fee of up to six percent (6%) of the financing (with a minimum $100,000) and issue warrants up to three percent (3%) of the financing at the price per share equal to the price per share sold in the financing, unless otherwise agreed. In connection with a proposed amendment to that agreement, the parties have agreed that upon the closing of the Merger, in lieu of the foregoing, the Company shall pay (A) a success fee of 6% of the $5,000,000 to be invested by a specified institutional investor in the private placement expected to occur simultaneously with the closing of the Merger described below, payable in cash, (B) the Company shall cause Pubco, described below, to issue 600,000 shares (subject to proportionate adjustment for a reverse split) of PubCo’s common stock and (C) upon the initial $3,000,000 drawdown of Facility, described below, a 6% success fee, payable in cash.

Under a related strategic advisory agreement signed on January 2, 2013, whereby the Company is committed to pay $60,000 in consulting fees. In addition, if the Company closes a strategic transaction, it is obligated to pay a cash fee of up to five percent (5%) of the transaction value (with a minimum ranging from $100,000 to $375,000 depending on the transaction value) and issue warrants up to five percent (5%) of the transaction value at a price per share equal to the price per share sold in the strategic transaction, as well as an additional $50,000 consulting fee, unless otherwise agreed. In connection with a proposed amendment to that agreement, the parties have agreed that upon the closing of the Merger, in lieu of the foregoing, the Company shall pay $570,000 in cash as financial advisory fees and deferred retainer payments; and the Company shall cause PubCo to issue 2,400,000 shares (subject to proportionate adjustment for the reverse split) of Pubco’s common stock.

The Company entered into two consulting agreements with non-affiliated parties on January 17 and 28, 2013, respectively, whereby the Company has agreed to pay each of the consultants performance bonuses ranging from $10,000 to $125,000 for the achievement of the following milestones for a novel vaccine: patent filing; regulatory approval of clinical testing; start of a Phase II and III studies; regulatory approval; and reaching cumulative sales of $100 million. Furthermore, the Company is committed to grant each consultant stock options equal to $100,000 upon successfully closing a Series B financing.

26

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

17.	CONTINGENCIES (Continued)

On July 18, 2011, as part of the ePixis transaction described in Note 5, the Company entered into a Sale and Purchase Agreement where it is obligated to make the following milestone payments:

●	EUR 101,720 upon successful technology transfer to a contract manufacturing organization;
●	EUR 500,000 to EUR 1,000,000 upon first approval by the United States Food and Drug Administration;
●	EUR 750,000 to EUR 1,500,000 upon reaching Cumulative Net Sales of EUR 25,000,000, in the case of a sublicense the payments, are reduced by 50%;
●	EUR 1,000,000 to EUR 2,000,000 upon reaching Cumulative Net Sales of EUR 50,000,000 , in the case of a sublicense, the payments are reduced by 50%; and
●	in the case of a sublicense only, EUR 500,000 to EUR 1,000,000 upon reaching Cumulative Net Sales of EUR 75,000,000 and EUR 100,000,000

The events obliging the Company to make these payments have not yet occurred and the probability of them occurring is not determinable; consequently, no amounts are accrued in respect of these contingencies.

18.	RELATED PARTY TRANSACTIONS

The Series A Convertible Preferred shares issued as part of the second and third closing of the Financing, as described in Note 8, were all issued to related parties which are defined to include existing stockholders.

The secured convertible notes issued during the year, as described in Note 6, were all issued to related parties which are defined to include existing stockholders.

27

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

19.	SUBSEQUENT EVENTS

The Company has performed an evaluation of subsequent events through May 1, 2014 which is the date the consolidated financial statements were authorized for issuance.

On January 27, 2014, the Company signed a letter of intent (“LOI”) with a NASDAQ listed public company (“PubCo”) whereby the Company would be merged with PubCo (the “Merger”). The shareholders of the Company would be issued 42,772,713 of PubCo common shares, representing 71% of the PubCo voting shares immediately post-merger. The LOI also contemplates closing an additional $11 million of private equity financing (the “PIPE”) contemporaneously with the merger and a $6 million of venture debt financing on terms described below.

On March 10, the Company issued secured convertible notes to new and existing investors in the aggregate principal amount and for total gross proceeds of $1,500,000 (the “Bridge Notes”) which bear interest at 5% per annum, except upon and during the continuation of an event of default the interest rate shall be 15% per annum.  The maturity date of the Bridge Notes is September 8, 2014, which may be extended by three months if the Company fails to close the Merger, or a similar transaction with an Applicable Entity (as defined below) prior to the maturity date despite the Company’s reasonable and good faith best efforts to do so and through no fault of the Company, in which case the maturity date shall be extended by three months for a maturity date (as extended) of December 8, 2014. The maturity date for all other issued and outstanding Notes was amended to be September 8, 2014.

If prior to the maturity date of the Bridge Notes (i) the Company completes a financing resulting in aggregate gross proceeds to the Company of at least $9 million (excluding conversion of the Bridge Notes) (a “Qualified Financing”), (ii) the Merger is consummated or (iii) the Company enters into a similar merger  with an alternative NASDAQ listed public company (a “NASDAQ Pubco”) or a company whose common stock is listed in an over-the-counter market maintained by the OTC Markets Group, Inc. (an “OTC Pubco” and together with the PubCo and the NASDAQ Pubco, each an “Applicable Entity,” as applicable), then the Bridge Notes shall be automatically converted into shares of the Company or the Applicable Entity at a 15% discount to the price per share issued as part of such Qualified Financing or the PIPE.

28

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

19.	SUBSEQUENT EVENTS (continued)

If the Merger is not consummated prior to the maturity date of the Bridge Notes or the Company does not consummate a merger with a NASDAQ Pubco or an OTC Pubco prior to the maturity date of the Bridge Notes, in addition to full repayment of the Bridge Notes and any accrued interest thereon, purchasers of the Bridge Notes shall be entitled to, on a pro rata basis based on the principal amount of their respective Bridge Notes, a total amount of common stock of the Company determined by dividing 15% of the total outstanding principal and interest of the Bridge Notes as of the maturity date by $1.455 per share (as adjusted for any forward or reverse stock splits), which share price is equivalent to 75% of the price per share of the Company’s Series A Preferred Stock last issued by the Company. The Bridge Notes are not subject to optional conversion of the holders thereof.

On February 27, 2014, the Company entered into a Licensing Agreement with the Advanced Medical Research Institute of Canada (“AMRIC”), which provides AMRIC with the exclusive rights to intellectual property related to the VBI’s proprietary Variosite™ technology and  SFV2 seasonal flu vaccine and a non-exclusive right to use an adjuvant formulation with Variosite™ vaccines including SFV2.  AMRIC is responsible for all development costs and VBI is entitled to:

●	$83,690 CAD on execution of the agreement for previously incurred patent costs; and,
●	A pass-through royalty on all proceeds net of bona-fide research payments which begins at:
o

50% for SFV2 if partnered prior to IND filing and declines stepwise as AMRIC advances the product through each stage of clinical development, with a minimum royalty of 10% if AMRIC advances the product through to commercialization

o

40% for Variosite™ based HIV vaccines if partnered prior to IND filing and declines stepwise as AMRIC advances the product through each stage of clinical development, with a minimum royalty of 8% if AMRIC advances the product through to commercialization

o

30% for De-Novo Variosite™ based vaccines if partnered prior to IND filing and declines stepwise as AMRIC advances the product through each stage of clinical development, with a minimum royalty of 7.5% if AMRIC advances the product through to commercialization

On March 7, 2014, the Company entered into a placement agent and advisory agreement whereby the Company is obligated to pay a cash fee of up to seven percent (7%) of the aggregate consideration raised from investors introduced by the agent and the number of shares of common stock of Pubco immediately after the Merger that represents 1.27% of the surviving post-Merger entity on a fully diluted basis.

29

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Consolidated Financial Statements

(a Development Stage Company)

years ended December 31, 2013 and 2012

(U.S. dollars)

19.	SUBSEQUENT EVENTS (continued)

The Company entered into a consulting agreement on March 10, 2014, whereby the Company agreed to issue 5,342,510 common shares of the post-Merger company’s common stock for strategic, financial and operational advisory services.

On March 20, 2014, the Company signed a non-binding term sheet with a lender whereby the Company will have access to a $6 million senior secured staggered draw term loan facility (“Facility’) which is expected to close contemporaneously with the Merger described above. The Facility contemplates a three year term with an initial advance of $3 million on closing. The amounts drawn on the Facility will accrue interest at an annual rate equal to the greater of (a) one-month LIBOR (subject to a 5.00% cap) or (b) one percent (1.00%), plus the Applicable Margin. The Applicable Margin will be 11.00%. Upon the occurrence, and during the continuance, of an event of default, the Applicable Margin will be increased by four percent (4.00%) per annum.

On closing of the Merger and Facility, the post-Merger company will issue to the lender warrants to purchase 3,496,407 common shares (on a pre-split basis). The strike price for the warrants will be equal to the price per share of common stock of the post-Merger company paid by investors in the contemplated private placement occurring contemporaneously with the Merger. As a condition of funding an additional $3 million advance which is contingent on achieving certain operational milestones, the post-Merger company will issue to the lender warrants to purchase 3,496,407 shares of the post-Merger company’s common stock (on a pre-split basis) at a strike price equal to the 10-day volume weighted average price of the common stock reported by Bloomberg LP for the 10 trading days preceding the date of the advance. If the advance is less than the $3 million maximum draw amount, the warrants issued will be adjusted on a pro-rata basis. The Facility also includes standard exit and prepayment fees ranging from 0% to 5% depending on the amount of elapsed timed post-closing.

On April 24, 2014, the Company granted 7,522,816 stock options to existing employees and directors based on the fair value of the share exchange in the proposed Merger and the related PIPE financing described above. The granted options only begin to vest on the closing of the Merger on a monthly basis over 48 months and automatically expire if the Merger has not closed by September 30, 2014.

30

ANNEX E

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Paulson Capital Corp.

Portland, Oregon

We have audited the accompanying consolidated balance sheets of Paulson Capital Corp. and Subsidiaries ("the Company") as of December 31, 2013 and 2012, and the related consolidated statements of operations, shareholders' equity, and cash flows for the years then ended. Our audits also included the financial statement schedule of Paulson Capital Corp. and Subsidiaries listed in Item 15. These financial statements and the financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Paulson Capital Corp. and Subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/S/ PETERSON SULLIVAN LLP

Seattle, Washington

March 18, 2014, except for the calculation of the 2013 earnings per share in the Consolidated Statements of Operations and the disclosure regarding Earnings Per Share in Notes 1 and 12, as to which the date is June 17, 2014

Paulson Capital Corp. and Subsidiaries

Consolidated Balance Sheets

	December 31,
	2013	2012
Assets
Cash	$6,728,680	$337,136
Receivable from clearing organization	445,113	2,252,965
Notes and other receivables, net of allowances for doubtful accounts of $901,541 and $847,796	1,778,936	210,536
Income taxes receivable	-	43,834
Trading and investment securities owned, at fair value	4,908,753	8,500,488
Underwriter warrants, at fair value	5,276,000	1,548,000
Prepaid and deferred expenses	472,016	437,440
Other assets	78,467	-
Furniture and equipment, at cost, net of accumulated depreciation and amortization of $66,041 and $155,519	111,180	9,644
Total Assets	$19,799,145	$13,340,043

Liabilities and Shareholders' Equity
Accounts payable and accrued liabilities	$540,771	$302,252
Payable to clearing organization	-	74,062
Compensation, employee benefits and payroll taxes	363,665	84,885
Underwriter warrants payable to employees, at fair value	3,641,035	-
Deferred revenue	-	59,523
Notes payable	700,000	-
Advances from related parties	1,521,781	-
Total Liabilities	6,767,252	520,722

Commitments and Contingencies	-	-

Shareholders' Equity
Preferred stock, no par value; 500,000 shares authorized; none issued	-	-
Common stock, no par value; 10,000,000 shares authorized; shares issued and outstanding: 5,805,485 and 5,766,985	2,338,216	2,163,711
Retained earnings	9,130,287	10,655,610
Total Paulson Capital Corp. Shareholders' Equity	11,468,503	12,819,321
Non-controlling interest in consolidated entities	1,563,390	-
Total Shareholders' Equity	13,031,893	12,819,321
Total Liabilities and Shareholders' Equity	$19,799,145	$13,340,043

See accompanying Notes to Consolidated Financial Statements

Paulson Capital Corp. and Subsidiaries

Consolidated Statements of Operations

	For the year ended December 31,
	2013	2012
Revenues
Commissions	$2,590,103	$3,766,723
Corporate finance	7,782,336	521,107
Investment loss	(880,166)	(554,453)
Trading income	1,248,122	1,035,343
Interest and dividends	33,966	1,280,289
Gain on sale of assets	-	1,489,251
Other	59,762	186,331
	10,834,123	7,724,591

Expenses
Commissions and salaries	4,983,267	4,655,084
Underwriter warrant commissions	3,863,035	-
Underwriting expenses	214,896	182,405
Clearing expenses	74,666	182,082
Rent	315,722	287,527
Communication and quotation services	112,742	304,811
Professional fees	1,133,567	693,928
Travel and entertainment	69,972	64,167
Settlement expense	208,500	198,917
Bad debt expense	359,058	569,928
Depreciation and amortization	18,910	5,370
Licenses, taxes and insurance	607,356	588,521
Interest	23,028	-
Loss on asset disposition	9,256	-
Other	302,081	387,660
	12,296,056	8,120,400

Loss before income taxes	(1,461,933)	(395,809)

Income tax expense (benefit):
Current	-	-
Deferred	-	-
	-	-

Net loss	$(1,461,933)	$(395,809)
Income attributable to non-controlling interests	(63,390)	-

Net loss attributable to Paulson Capital Corp. common shareholders	(1,525,323)	(395,809)

Basic and diluted net loss per share	$(0.26)	$(0.07)

Shares used in basic and diluted per share calculations:	5,776,033	5,767,212

See accompanying Notes to Consolidated Financial Statements

Paulson Capital Corp. and Subsidiaries

Consolidated Statements of Shareholders' Equity

For the Years Ended December 31, 2013 and 2012

	Paulson Capital Corp. Shareholders’ Equity
	Common Stock		Retained	Total Shareholders'	Non-controlling	Total Shareholders'
	Shares	Amount	Earnings	Equity	Interest	Equity
Balance at December 31, 2011	5,767,985	2,163,941	12,205,836	14,369,777	-	14,369,777

Redemption of common stock	(1,000)	(230)	(1,020)	(1,250)	-	(1,250)
Dividends paid to common shareholders	-	-	(1,153,397)	(1,153,397)	-	(1,153,397)
Net loss	-	-	(395,809)	(395,809)	-	(395,809)
Balance at December 31, 2012	5,766,985	2,163,711	10,655,610	12,819,321	-	12,819,321

Stock option grant	-	131,000	-	131,000	-	131,000
Exercise of common stock options	38,500	43,505	-	43,505	-	43,505
Investment by non-controlling interest in consolidated entities	-	-	-	-	1,500,000	1,500,000
Net income (loss)	-	-	(1,525,323)	(1,525,323)	63,390	(1,461,933)
Balance at December 31, 2013	5,805,485	2,338,216	9,130,287	11,468,503	1,563,390	13,031,893

 See accompanying Notes to Consolidated Financial Statements

Paulson Capital Corp. and Subsidiaries

Consolidated Statements of Cash Flows

	For the year ended December 31,
	2013	2012
Cash flows from operating activities:
Net loss	$(1,461,933)	$(395,809)
Adjustments to reconcile net loss to net cash flows from operating activities:
Receipt of underwriter warrants	(6,523,000)	(301,000)
Unrealized depreciation/expiration of underwriter warrants	2,795,000	148,000
Stock-based compensation	131,000	-
Receipt of securities from investing activities	-	(1,415,416)
Depreciation and amortization	18,910	5,370
Bad debt expense	359,058	569,928
Loss on asset disposition	9,256	702
Gain on sale of assets	-	(1,489,252)
Change in assets and liabilities:
Receivables from/payable to clearing organization, net	1,733,790	2,966,047
Notes and other receivables	(2,036,794)	(63,674)
Income taxes receivable	43,834	(32,999)
Trading and investment securities owned	3,591,735	623,796
Prepaid and deferred expenses	(34,576)	106,547
Other assets	(78,467)	-
Deferred revenue	(59,523)	(170,067)
Accounts payable, accrued liabilities and compensation payables	539,080	(408,642)
Trading securities sold, not yet purchased	-	(356,705)
Underwriter warrants payable to employees	3,641,035	-
Net cash provided by (used in) operating activities	2,668,405	(213,174)

Cash flows from investing activities:
Additions to furniture and equipment	(129,702)	(800)
Proceeds from sale of fixed assets	-	250
Proceeds from sale of assets	109,336	1,413,505
Net cash provided by (used in) investing activities	(20,366)	1,412,955

Cash flows from financing activities:
Proceeds from note payable	700,000	-
Proceeds from advance from related party	1,500,000	-
Proceeds from issuance of non-controlling interest in consolidated entity	1,500,000	-
Proceeds from stock option exercise	43,505	-
Redemption of common stock	-	(1,250)
Dividends paid to common shareholders	-	(1,153,397)
Net cash provided by (used in) financing activities	3,743,505	(1,154,647)

Increase in cash	6,391,544	45,134

Cash:
Beginning of year	337,136	292,002

End of year	$6,728,680	$337,136

Supplemental cash flow information:
Cash (paid) received during the period for income taxes, net	$7,000	$(26,000)
Receivable from sale of assets	$-	$109,336
Cash paid during the period for interest	$-	$-

See accompanying Notes to Consolidated Financial Statements

PAULSON CAPITAL CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Paulson Capital Corp. is a holding company whose majority owned subsidiary, Paulson Investment Company, Inc., is a registered broker-dealer in securities under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). We provide broker-dealer services in securities on both an agency and a principal basis to our customers who are introduced to RBC Correspondent Services, a division of RBC Capital Markets Corporation, our clearing organization, on a fully disclosed basis. We also act as the managing underwriter, placement agent or participating selling group member of initial and follow-on public offerings, private investments in public equity (“PIPEs”) and private placements for smaller companies. We conduct business throughout the United States.

We operate under the provision of paragraph (k)(2)(ii) of rule 15c3-3 of the Securities and Exchange Act of 1934 and, accordingly, are exempt from the remaining provisions of that rule. Essentially, the requirements of paragraph (k)(2)(ii) provide that we clear all transactions on behalf of our customers on a fully disclosed basis with a clearing broker-dealer and promptly transmit all customer funds and securities to the clearing broker-dealer. The clearing broker-dealer carries all of the accounts of the customers and maintains and preserves all related books and records as are customarily kept by a clearing broker-dealer.

We also have a 100% owned subsidiary, Paulson Capital Properties, LLC, for the purpose of purchasing, improving and remarketing undervalued real estate. Through December 31, 2013, we had not purchased any real estate.

During the second quarter of fiscal 2012 ended June 30, 2012, we sold substantially all of our retail brokerage business to JHS Capital Advisors, LLC and are focusing operations on boutique investment banking. (See Note 3)

Note 4 describes a transaction that, if completed and approved by FINRA, will impact the organization.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Paulson Capital Corp. and its wholly owned subsidiary Paulson Capital Properties, LLC and its majority owned subsidiary, Paulson Investment Company, Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Our estimates regarding the fair value of underwriter warrants, not readily marketable securities and legal reserves are significant estimates and these estimates could change in the near term. Actual results could differ from those estimates.

Revenue Recognition

Securities transactions and related commissions revenue, including the sale of investment company shares, are recorded on a trade date basis. Underwriter’s fees and other underwriting revenues are recognized at the time the underwriting is completed. Revenue from sales of other securities including tax deferred units and insurance products is recorded when the units are sold. Revenue from the receipt of underwriter warrants is recognized when the underwriting is completed and the warrants are received based on the estimated fair value of the securities received using the Black-Scholes option-pricing model taking into account the exercise price, remaining life of the warrant, the current price of the underlying stock and its expected volatility, expected dividends on the stock and the risk-free interest rate for the remaining term of the warrant.

Cash

Cash includes cash on hand and cash on deposit with banks.

Notes and Other Receivables

Receivables are reviewed on a regular and continual basis by our management and, if events or changes in circumstances cause us to doubt the collectability of the contractual payments, a receivable will be assessed for impairment. The Company considers a receivable to be impaired when, based on upon current information and events, it believes it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the receivable agreement. When we determine collection to be doubtful, an allowance for doubtful amounts receivable is recorded and the receivable is placed on a nonperforming (nonaccrual) status. Payments received on nonaccrual receivables are applied first to reduce the outstanding interest, and are then applied to the receivable unless we determine impairment is likely in which case payments are applied to the outstanding receivable balance (cost recovery method).

Interest received on impaired receivables is recorded using the cash receipts method unless management determines further impairment is probable. No impairment loss is recorded if the carrying amount of the receivable (principal and accrued interest) is expected to be fully recovered through borrower payments and enforcement of action against the borrower's collateral, if any.

The conclusion that a receivable may become uncollectible, in whole or in part, is a matter of judgment. We do not have a formal risk rating system. Receivables and the related accrued interest are analyzed on an individual and continuous basis for recoverability.

Delinquencies are determined based upon contractual terms. A provision is made for doubtful accounts to adjust the allowance for doubtful accounts to an amount considered to be adequate, with due consideration to workout agreements, to provide for unrecoverable receivables and receivables, including impaired receivables, other receivables, and accrued interest. Uncollectible receivables and related interest receivable are charged directly to the allowance account once it is determined that the full amount is not collectible.

Fair Value of Trading and Investment Securities Owned

Our trading and investment securities owned consist of both marketable securities and not readily marketable securities and are recorded at fair value. Changes in the value of these securities are reflected currently in our results of operations as a component of investment income. See also Notes 7 and 8.

Fair Value of Underwriter Warrants and Underwriter Warrants Payable to Employees

We are required to estimate the value of all securities that we hold at the date of the financial statements and to include that value, and changes in such value, in the financial statements. Accordingly, the aggregate fair value of our underwriter warrants is recorded as an asset on our balance sheet. When a new warrant is received, its fair value is included in corporate finance revenue on the date on which it is earned. Subsequently, any change in fair value is recorded as investment income or loss in the period incurred. When a warrant is exercised, the fair value is adjusted to reflect the value of the securities purchased, net of the exercise price, and the adjustment amount is recorded as income or loss for the relevant period. If a warrant expires unexercised, the fair value is adjusted to zero and the decrease is recorded as a loss in the relevant period. Underwriter warrants payable to employees represent warrants that are held by PIC, but are distributable to employees as compensation.

Fair Value of Financial Instruments

Substantially all of our financial instruments are carried at fair value or amounts that approximate fair value. The carrying amounts reflected in the financial statements for cash, receivables and payables approximate their respective fair values due to the short-term nature of these items. The fair value of certain long-term notes receivable from employees approximate the carrying value of the receivable due to the employment nature of the receivable. The fair values of securities owned and trading securities sold, not yet purchased, are equal to the carrying value. Changes in the fair value of these securities are reflected currently in our results of operations. The fair value of debt approximates carrying value due to the short term and convertible nature of the obligations. Other than those separately disclosed in Note 7, our remaining financial instruments are generally short-term in nature and their carrying values approximate fair value.

Furniture and Equipment

Depreciation of furniture and equipment is generally computed using the straight-line method over their estimated useful lives (typically 3 or 5 years). Leasehold improvements are amortized over the lesser of their estimated useful life or the remaining lives of their related leases.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in results of operations in the period that includes the enactment date.

We recognize benefits for uncertain tax positions if we determine that they are “more-likely-than-not” to be sustained by the taxing authority. Interest and penalties accrued on unrecognized tax benefits are recognized as tax expense.

Earnings Per Share

Basic earnings per share is computed based on the weighted average number of common shares outstanding during the year. Diluted earnings per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the year. Common equivalent shares from stock options are excluded from the computation when their effect is antidilutive. Basic earnings per share is the same as diluted earnings per share for the years ended December 31, 2013 and 2012, since we were in a loss position in both years.

Stock-Based Compensation

Stock-based compensation cost for equity classified awards is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity award). We utilize the Black-Scholes option pricing model for determining the fair value of awards. See also Note 11.

Comprehensive Income (Loss)

We had no comprehensive income (loss) items; accordingly, net income (loss) and comprehensive income (loss) are the same.

NOTE 2 - RECEIVABLE FROM AND PAYABLE TO CLEARING ORGANIZATION

We introduce all customer transactions in securities traded on U.S. securities markets to RBC CS on a fully-disclosed basis. The agreement with our clearing broker provides that we are obligated to assume any exposure related to nonperformance by customers or counterparties. We monitor clearance and settlement of all customer transactions on a daily basis. The exposure to credit risk associated with the nonperformance of customers and counterparties in fulfilling their contractual obligations pursuant to these securities transactions can be directly impacted by volatile trading markets which may impair the customer’s or counterparty’s ability to satisfy their obligations. In the event of nonperformance, we may be required to purchase or sell financial instruments at unfavorable market prices, resulting in a loss. We have not experienced credit losses in the past, and we do not anticipate experiencing credit losses in the future, due to significant nonperformance by our customers and counterparties.

At December 31, 2013 and 2012, the receivable from RBC CS was comprised of $8,000 and $5,000, respectively, in commissions receivable and $437,000 and $2.2 million, respectively, in deposits to facilitate principal trading activity.

At December 31, 2012, the payable to RBC CS was comprised entirely of amounts used to finance principal trading activity.

NOTE 3 - DIVESTITURE OF BROKERAGE OPERATIONS

In the first quarter of 2012, we reached an agreement with JHS Capital Advisors, LLC (“JHS”) to sell substantially all of our retail brokerage operations, including many of our branch and nonbranch offices as well as registered personnel (employees and independent contractors), to JHS. The sale closed on April 16, 2012. In consideration of the sale, we were to be paid approximately $1,653,247 net of certain deductions for compensation expenses. The final purchase price was subject to recalculation after six months based upon the aggregate gross dealer commissions for the 12-month period ended at that time. The final purchase price was $1,522,841. During the year ended December 31, 2012, we received a total of $1,413,505. During the year ended December 31, 2013, the final installment of $109,336 was received.

NOTE 4 - RESTRUCTURE OF PAULSON INVESTMENT COMPANY, INC.

The Company is in the process of restructuring the business involving the broker-dealer license held by the Company’s subsidiary, Paulson Investment Company, Inc. (“PIC”). The restructuring, which is subject to approval by the Financial Industry Regulatory Authority (FINRA), is contemplated to result in PIC being ultimately owned by management of PIC and outside investors.

During the first quarter of fiscal 2013, PIC received a $1,500,000 loan from a related-party investor pursuant to a convertible promissory note bearing 5% simple interest which is due on January 13, 2016. The note is convertible, subject to FINRA approval, into preferred stock of PIC, representing approximately 35% ownership interest in PIC on a fully diluted basis. The noteholder agreed the note would stop accruing interest after April 30, 2013.

During the second quarter of fiscal 2013, PIC issued 215,438 shares of series B preferred stock for $1,500,000. The series B preferred stock is afforded no conversion or voting rights. Upon a liquidation event, the shareholder would be given a liquidation preference equal to 15.79%.

During the fourth quarter of fiscal 2013, PIC received a $700,000 loan from an outside investor pursuant to a convertible promissory note bearing 5% simple interest which is due on July 1, 2014. The note is convertible into 11.6% of the equity of PIC upon the earlier (i) all necessary FINRA and NASDAQ approvals and (ii) July 1, 2014.

NOTE 5 – PROPOSED CORPORATE REORGANIZATION

a)	Proposed Financing

On July 25, 2013, the Company entered into a series of agreements intended to secure investment in the Company of $5,250,000 (the “Investment Funds”) with DKR Ventures, LLC, a Delaware limited liability company, and Hudson Bay Master Fund Ltd., a Cayman Islands limited partnership (collectively, the “Investors”), in a private placement transaction (the “Proposed Financing”) intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), subject to satisfaction of certain conditions.

Under the agreements, the Company will complete the private placement of a Unit consisting of (i) 287,773 shares of Common Stock; (ii) 500,000 shares of Series A Preferred Stock; (iii) a Class A Warrant; and (iv) a Class B Warrant. Each share of Series A Preferred Stock has a stated value of $0.806974 and a conversion ratio of 2.305640603 per share of Common Stock, subject to adjustment. Each share of Series B Preferred Stock will be convertible into one share of Common Stock and have a stated value of $0.35 per share and a conversion ratio equal to one share of Common Stock for each share of Series B Preferred Stock outstanding, equal to a purchase price of $0.35 per share of Common Stock, subject to adjustment. The Class A Warrant is exercisable for up to 7,500,000 shares of Series B Preferred Stock at a per share exercise price of $0.80, subject to adjustment, beginning on the date that is six months following the date of issuance and ending on the date that is five years thereafter. The Class B Warrant is exercisable for up to 13,559,407 shares of Series B Preferred Stock. The purchase price of one share of Common Stock underlying the Class B Warrant is deemed to be $0.35, subject to adjustment, without any payment of consideration by the Holder upon exercise. The Class B Warrant is exercisable beginning on the date that is six months following the date of issuance and ending on the date that is two years thereafter.

On January 29, 2014, the Company closed the private sale of 500,000 shares of its Common Stock to six accredited investors at a price of $0.50 per share for gross proceeds of $250,000. The shares were sold without registration in reliance upon the private transaction exemption set forth in Section 4(a)(2) of the Securities Act, and/or Rule 506 of Regulation D promulgated under the Securities Act.

b)	Formation of Liquidating Trust

In connection with the Proposed Financing, the Board of Directors of the Company has also approved the formation of a trust (the "Trust") for the benefit of shareholders of the Company as of the record date of October 11, 2013 (the “Record Date”). The Trust, if and when formed, will hold certain non-operating assets of PIC (the “Trust Assets”). Common shareholders of record (the “Legacy Shareholders”) will be given non-transferable beneficial interests in the Trust in proportion to their pro rata ownership interest in our Common Stock as of the Record Date. It is expected the assets in the Trust will be liquidated and distributed to the Legacy Shareholders over time.

c)	Proposed Changes to the Articles of Incorporation

At the 2013 Annual Meeting of Shareholders held on November 8, 2013 (the “2013 Shareholders Meeting”), the shareholders approved a proposal to change the Company’s state of incorporation to Delaware from Oregon (the “Reincorporation”). As of the date of this report, the reincorporation of the Company had not been effected.

At the 2013 Shareholders Meeting, shareholders also approved the amendment and restatement of the Company’s Articles of Incorporation to increase the authorized capital stock from 10,000,000 shares of Common Stock, no par value per share, and 500,000 shares of preferred stock, no par value, to 90,000,000 shares of Common Stock, par value $0.0001 per share, and 30,000,000 shares of “Blank Check” Preferred Stock, par value $0.0001 per share. As of the date of this report, the Articles of Incorporation had not been amended and restated to change the authorized capital stock.

d)	Proposed Reverse Stock Split of Common Stock

At the 2013 Shareholders Meeting, shareholders approved the proposal to grant the Board of Directors the authority to effect a reverse stock split of its Common Stock. The proposal permits, but does not require, the Board of Directors to effect a reverse stock split of the issued and outstanding Common Stock at any time prior to 18 months from the date of approval by a ratio of not less than one-for-two and not more than one-for-ten, with the exact ratio to be set within this range at the sole discretion of the Board of Directors. The Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its shareholders. As of the date of this report, the Board of Directors had not acted to effect a reverse stock split of the Common Stock.

NOTE 6 - NOTES AND OTHER RECEIVABLES

Notes and other receivables generally are stated at their outstanding unpaid principal balance. Interest income on receivables is recognized on an accrual basis.

Notes and other receivables consisted of the following (in thousands):

	December 31,
	2013	2012
Employees	$1,958	$620
Corporate finance	66	316
Other	656	123
	2,680	1,059
Allowance for doubtful accounts	(901)	(848)
Total	$1,779	$211

Employee receivables include several promissory notes issued to new employees totaling approximately $1.2 million that are payable in three years and bear 1% interest. These notes will be forgiven if the employees meet certain performance milestones and are still employed by the Company at the end of the three-year term. Other employee receivables relate to advances and expenses in excess of commission earnings and investment losses charged to our current and former employees and registered representatives. Corporate finance receivables are unsecured and principally relate to bridge loans and other short-term advances to corporate finance clients. Other receivables primarily consist of the final installment due from the sale of one private investment.

Impaired Receivables

The following is a summary of the Company's impaired receivables as of December 31, 2013:

	Recorded Receivable	Unpaid Balance	Related Allowance	# of Receivables	Average Recorded Receivable	Interest Income Recognized
Employees	$601,541	$601,541	$601,541	6	$100,257	$-
Other	643,176	643,176	300,000	1	643,176	-

Total	$1,244,717	$1,244,717	$901,541	7	$177,817	$-

The following is a summary of the Company's impaired receivables as of December 31, 2012:

	Recorded Receivable	Unpaid Balance	Related Allowance	# of Receivables	Average Recorded Receivable	Interest Income Recognized
Employees	$590,141	$590,141	$567,169	6	$98,357	$3,094
Corporate finance	280,627	280,627	280,627	2	140,313	24,454

Total	$870,768	$870,768	$847,796	8	$108,846	$27,548

Allowance for Doubtful Accounts

Allowance for receivables from employees principally consists of uncollectible unsecured forgivable promissory notes to registered representatives that are forgiven over a specific period, typically 5 years, if the borrower remains an employee of the Company and meets certain performance criteria. Any amounts remaining under the note become due immediately when the individual either leaves the Company voluntarily or is terminated. Amounts from corporate finance clients principally consist of bridge loans and other advances to underwriting clients.

The following is a summary of the Company's allowance for doubtful accounts for the years ended December 31, 2012 and 2013:

Allowance for doubtful accounts as of December 31, 2011	$387,853
Bad debt expense in fiscal 2012	569,928
Direct write-off against allowance in fiscal 2012	(109,985)
Allowance for doubtful accounts as of December 31, 2012	$847,796
Bad debt expense in fiscal 2013	359,058
Direct write-off against allowance in fiscal 2013	(305,313)
Allowance for doubtful accounts as of December 31, 2013	$901,541

NOTE 7 – FAIR VALUE MEASUREMENTS

Various inputs are used in determining the fair value of our financial assets and liabilities and are summarized into three broad categories:

●	Level 1 – unadjusted quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.; and
●	Level 3 – significant unobservable inputs, including our own assumptions in determining fair value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Following are the disclosures related to our financial assets and (liabilities) (in thousands):

	December 31,
	2013		2012
	Fair Value	Input Level	Fair Value	Input Level
Trading and investment securities owned:
Corporate equities, marketable	$3,720	Level 1	$3,463	Level 1
Corporate equities, not readily marketable	1,122	Level 3	4,878	Level 3
Corporate options/warrants, marketable	67	Level 1	159	Level 1
Underwriter warrants	5,276	Level 3	1,548	Level 3
Underwriter warrants payable to employees	(3,641)	Level 3	-	Level 3

 Following is a summary of activity related to our Level 3 financial assets and liabilities (in thousands):

	Underwriter Warrants	Underwriter Warrants Payable to Employees	Not Readily Marketable Investment Securities
Balance, December 31, 2011	$1,395	$-	$3,857
Fair value of securities received included as a component of corporate finance income	301	-	27
Conversion of corporate finance client note receivable to equity investment	-	-	1,389
Net unrealized loss, included as a component of investment loss related to securities held at December 31, 2012	(148)	-	(395)
Balance, December 31, 2012	$1,548	-	$4,878
Fair value of securities received included as a component of corporate finance income	6,523	-	-
Fair value of securities received included as a component of compensation expense	-	(3,641)	-
Investment in privately held company	-	-	200
Sale of investment in privately held company	-	-	(5,629)
Net unrealized gain (loss), included as a component of investment loss related to securities held at December 31, 2013	(2,746)	-	1,673
Underwriter warrants exercised or expired included as a component of investment income	(49)	-	-
Balance, December 31, 2013	$5,276	$(3,641)	$1,122

Valuation of Marketable Trading and Investment Securities Owned

The fair value of our marketable trading and investment securities owned is determined based on quoted market prices. Securities traded on a national exchange are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Valuation of Not Readily Marketable Investment Securities Owned

Securities not readily marketable include investment securities (a) for which there is no market on a securities exchange or no independent publicly quoted market, (b) that cannot be publicly offered or sold unless registration has been effected under the Securities Act of 1933, or (c) that cannot be offered or sold because of other arrangements, restrictions or conditions applicable to the securities or to us. The fair value of not readily marketable securities is estimated by management using available information including the following: quoted market prices of similar securities (i.e., unrestricted shares of the same company); price of recent known trades of the same or similar securities; the cost of the security, if recently purchased, adjusted for changes in the financial condition of the issuer; all other information available from review of available documents related to the issuer or discussions with management of the issuer. Significant unobservable inputs include the discount rate for lack of liquidity, and the volatility index of comparable companies. Changes to these unobservable inputs would cause the fair value to fluctuate substantially.

Valuation of Underwriter Warrants and Underwriter Warrants Payable to Employees

We estimate the fair value of underwriter warrants using the Black-Scholes Option Pricing Model. The warrants generally have a five-year expiration date and vest immediately. The warrants are generally subject to a restriction period of six months to one year in which the warrants cannot be exercised. The Black-Scholes model requires us to use five inputs including: stock price, risk free rate, exercise price, time remaining on the warrant and price volatility. After stock price, the most influential factor in this model is price volatility, which we calculate for each company’s warrants based on each company’s own historical closing stock prices as well as an index of historical prices for comparable companies. When we initially receive a new underwriter warrant from an initial public offering, its calculated volatility factor is entirely based on the volatility of an index of comparable companies, since there is no price history for a new publicly traded company. For publicly traded companies, as each underwriter warrant approaches its expiration date, its volatility factor is derived primarily from the historical prices of its underlying common stock. Private company underwriter warrant valuations use the volatility index of comparable companies. There is no assurance that we will ultimately be able to exercise any of our warrants in a way that will realize the fair value that has been recorded in the financial statements based on this model. Underwriter warrants payable to employees represent warrants that are held by the Company, but are distributable to employees as compensation at December 31, 2013.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at December 31, 2013	Valuation Technique	Unobservable Input	Range		Weighted Average
	(in thousands)			Minimum	Maximum
Investments in privately held companies	$1,122	Market approach; Asset approach	Discount rate for lack of liquidity	13.0%	20.0%	15.3%
Underwriter warrants	5,276
Underwriter warrants payable to employees	(3,641)	Black-Scholes Option Pricing Model	Volatility index of comparable companies	66.7%	99.5%	76.5%
	$2,757

NOTE 8 - TRADING AND INVESTMENT SECURITIES OWNED

Certain information regarding our trading and investment securities owned was as follows (in thousands):

	December 31, 2013		December 31, 2012
Fair Value:	Trading Securities	Invest- ment Securities	Trading Securities	Invest- ment Securities
Corporate equities	$3,720	$1,122	$3,465	$4,876
Corporate options/warrants	37	30	159	-
	$3,757	$1,152	$3,624	$4,876

The cost basis for our investment securities was $2,615,000 and $4,811,000 as December 31, 2013 and 2012, respectively.

NOTE 9 - FURNITURE AND EQUIPMENT, NET

Furniture and equipment are stated at cost and consisted of the following (in thousands):

	December 31,
	2013	2012
Furniture and equipment	$160	$133
Leasehold improvements	17	32
	177	165
Less accumulated depreciation and amortization	(66)	(155)
	$111	$10

NOTE 10 - INCOME TAXES

Income tax expense (benefit) consisted of the following (in thousands):

Year Ended December 31,
	2013	2012
Current tax expense (benefit):

Federal	$-	$-
State and local	-	-
	-	-
Deferred tax expense (benefit):

Federal	-	-
State and local	-	-
	-	-
	$-	$-

Income tax expense (benefit) for each year varies from the amount computed by applying the statutory federal income tax rate to earnings before income taxes as follows (in thousands):

	Year Ended December 31,
	2013	2012
Income tax benefit at statutory federal tax rate	$(497)	$(135)
State and local taxes, net of federal tax effect	-	(10)
Permanent differences – employee stock options, officer life insurance and other	63	67
Change in valuation allowance on net deferred tax asset	434	17
Expiration of state tax credit carryforward	-	5
State capital loss rate and true-up	-	56
Other, net	-	-
	$-	$-

The deferred income tax asset (liability) consisted of the following (in thousands):

	December 31,
	2013	2012
Deferred revenue	$-	$23
Furniture and equipment	23	23
Allowance for doubtful accounts	353	333
Federal net operating loss carryforward	1,859	2,108
State net operating loss carryforwards and credits	751	880
State net capital loss carryforwards	171	238
Compensation and benefits	52	31
Unrealized loss on securities	158	-
Deferred rent	27	-
Charitable contribution carryforwards and other	-	23
	3,394	3,659
Valuation allowance	(3,342)	(3,000)
	52	659

Prepaid expenses	(42)	(27)
Unrealized appreciation on securities	-	(622)
Basis difference in non-consolidating entity	(10)	(10)
	$-	$-

We recorded an increase to our valuation allowance for 2013 and 2012 of $342,170 and $17,188, respectively, based upon management’s assessment that it is more likely than not that no portion of the deferred tax assets will be fully realized. The Company generated taxable income during the 2013 tax year and will utilize available net operating losses carried forward from prior years to offset the amount of income. The Company still has a substantial amount of federal and state net operating loss carryforwards, as well as state capital loss carryforwards. The recognition of taxable income during the period is seen as an outlier due to realized tax gains on sale of investment securities in excess of amounts recorded for financial reporting purposes. The realization of any deferred tax assets is dependent on having future taxable income. If we generate income before income taxes in future periods, our conclusion about the realizability of our deferred tax assets, and therefore the appropriateness of the valuation allowance, could change in a future period and we could record a substantial gain on our statement of operations when that occurs.

Federal net operating loss carryforwards of $5.5 million at December 31, 2013 fully expire in 2033. State net operating loss carryforwards of $15.8 million at December 31, 2013, expire from 2014 through 2033. State net capital losses of $4.1 million at December 31, 2013 expire from 2014 to 2017.

The future utilization of net operating loss carryforwards may be subject to annual limitations if there is a change in control as defined under Internal Revenue Code Section 382.

As of December 31, 2013, we had no uncertain tax positions and as such, did not have any reserves for uncertain tax positions.

We are no longer subject to U.S. federal income tax examinations by tax authorities for years prior to the tax year ended December 31, 2009. Depending on the jurisdiction, we are no longer subject to state examinations by tax authorities for years prior to the December 31, 2009 tax years. The tax years which remain open to examination in the U.S., our only major taxing jurisdiction, are 2009 through 2013.

NOTE 11 - STOCK-BASED COMPENSATION PLANS

1999 Stock Option Plan

Our 1999 Stock Option Plan (the “1999 Plan”) reserves 1.0 million shares of our common stock for issuance upon exercise of options granted under the 1999 Plan. The 1999 Plan expired in September 2009, and, accordingly, there were no options available for grant at December 31, 2013. At December 31, 2013, 180,000 shares of our common stock were reserved for issuance related to the 1999 Plan.

2013 Equity Incentive Plan

Our 2013 Equity Incentive Plan (the “2013 Plan”) reserves 1.5 million shares of our common stock for issuance of equity and cash and equity-linked awards to certain management, consultants and others. On June 19, 2013, the Board of Directors granted 300,000 stock options to purchase shares of common stock at a purchase price equal to the closing price of stock on that date.

Activity under the 1999 Plan and 2013 Plan for the two most recent fiscal years was as follows:

	Options	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value at Date Indicated
Options outstanding at December 31, 2011	406,000	$1.13	4.5	$0
Options granted	-	-
Options exercised	-	-
Options expired / forfeited	(187,500)	1.13
Options outstanding at December 31, 2012	218,500	$1.13	3.5	$0
Options granted	300,000	0.76
Options exercised	(38,500)	1.13
Options expired / forfeited	-	-
Options outstanding at December 31, 2013	480,000	$0.90	6.9	$75,000

The following table summarizes information about stock options outstanding under all of our option plans at December 31, 2013.

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Years to Expiration	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price

$0.76	300,000	9.5	$0.76	300,000	$0.76
$1.13	180,000	2.5	$1.13	180,000	$1.13

	480,000	6.9	$0.90	480,000	$0.90

We did not record any income tax benefits for stock-based compensation arrangements for the year ended December 31, 2013 or 2012, as we have cumulative operating losses and have established full valuation allowances for our income tax benefits.

We estimate the fair value of stock options using the Black-Scholes option pricing model. This valuation model takes into account the exercise price of the award, as well as a variety of significant assumptions. We believe that the valuation technique and the approach utilized to develop the underlying assumptions are appropriate in calculating the fair values of our stock options. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by persons who receive equity awards. Our options are fully vested upon the date of grant. Accordingly, we recognize the related stock-based compensation expense on the grant date as a component of commissions and salaries on our consolidated statements of operations. Stock-based compensation totaled $131,000 and $0 in 2013 and 2012, respectively.

The following weighted average assumptions were utilized in determining fair value pursuant to the Black-Scholes option pricing model:

Year Ended December 31,	2013
Risk-free interest rate	1.24%
Dividend yield	0.0%
Expected lives (years)	5.0
Volatility	69.16%
Discount for post vesting restrictions	0.0%

No options were granted during 2012.

The risk-free rate used is based on the U.S. Treasury yield over the expected life of the options granted. Expected lives were estimated using the simplified method, which considers the vesting term and original contract term. The expected volatility is calculated based on the historical volatility of our common stock.

Shares to be issued upon the exercise of stock options will come from newly issued shares.

Certain information regarding our stock-based compensation plan was as follows (in thousands, except per share amounts):

	Year Ended December 31,
	2013	2012
Weighted average grant-date per share fair value of share options granted	$0.43	$—
Total intrinsic value of share options exercised	$12.6	—
Cash received from options exercised	$43.5	—
Tax deduction realized related to stock options exercised	$—	—

As of December 31, 2013, there was no unrecognized stock-based compensation.

NOTE 12 – LOSS PER SHARE

Shares used for our basic net loss per share and our diluted net loss per share were the same in both 2013 and 2012 since we were in a loss position.

Stock options not included in the diluted net loss per share calculations because they would be antidilutive were 180,000 and 218,500 in 2013 and 2012, respectively.

NOTE 13 – COMMITMENTS, CONTINGENCIES AND GUARANTEES

Leases

We lease office space under the terms of various non-cancellable operating leases. The Company signed an 18-month sublease for office space in Portland, Oregon commencing in April 2013; a five-year lease for New York City office space commencing in June 2013; and a two-year lease for office space in Novato, California commencing in October 2013.

The future minimum payments for each of the next five years required for leases were as follows:

As of December 31, 2013
Years ended December 31,
2014	$342,728
2015	272,863
2016	212,124
2017	219,346
2018	92,517
Total	$1,139,578

Legal

We have been named by individuals in certain legal actions, some of which claim state and federal securities law violations and claim principal and punitive damages. Included in the financial statements is an accrual of $52,500 for pending settlements near and subsequent to our year-end. As preliminary hearings and discovery in the remaining cases are not complete, it is not possible to assess the degree of liability, the probability of an unfavorable outcome or the impact on our financial statements, if any. Our management denies the charges in the remaining legal actions and is vigorously defending against them. No provision for any liability that may result from the remaining contingencies has been made in the financial statements.

Guarantees

There are no guarantees made by the Company that may result in a loss or future obligations as of December 31, 2013.

NOTE 14 - NET CAPITAL REQUIREMENT

We are subject to the Securities and Exchange Commission Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital (as defined) of 6 2/3% of total aggregate indebtedness or $100,000, whichever is greater. At December 31, 2013, the required minimum net capital was $464,011. At December 31, 2013, we had net capital of $6,584,250, which was $6,120,239 in excess of our required net capital of $464,011. In addition, we are not allowed to have a ratio of aggregate indebtedness to net capital in excess of 15 to 1. The Rule also provides that equity capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10 to 1. Our net capital ratio was 1.06 to 1 at December 31, 2013.

NOTE 15 - SHARE REPURCHASE PLAN

In September 2001, our Board of Directors approved a stock repurchase program pursuant to which we are authorized to repurchase up to 600,000 shares of our common stock. In addition, in June 2008, our Board of Directors approved the repurchase of up to a total of an additional 200,000 shares of our common stock. During 2013 and 2012, we repurchased a total of 0 and 1000 shares for $1,250, respectively, and, at December 31, 2013, 68,011 shares remained available for repurchase. These repurchase programs do not have an expiration date.

NOTE 16 - CONCENTRATION OF RISK AND GEOGRAPHIC INFORMATION

Our trading and investment securities owned include investments in the common stock and warrants of the following companies, which represent more than 10% of trading and investment securities owned at December 31, 2013 and 2012 (dollars in thousands):

As at December 31, 2013	Investment at Fair Value	Percentage of Total
Charles & Colvard, Ltd.	$3,607	73.4%
Yamhill Valley Vineyards	525	10.6%

	$4,132	84.0%

As at December 31, 2012	Investment at Fair Value	Percentage of Total
Company
Charles & Colvard, Ltd.	$2,989	35.2%
Patron Company, Inc.	1,477	17.4%
Shiftwise	2,400	28.2%
	$6,866	80.8%

Warrants from one company represented 87.1% of the total underwriting warrants owned as of December 31, 2013.

We received 80.2% of our commissions revenue from three investment banking clients, and 89.4% of our revenue from underwriting, including warrants received, from one investment banking client during 2013.

We are also exposed to concentrations of credit risk related to our cash deposits. We maintain cash at a financial institution where the total cash balance is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to its limit.  At any given time, our cash balance may exceed the balance insured by the FDIC.  We monitor such credit risk at the financial institution and have not experienced any losses related to such risks to date.

In addition, we are engaged in trading and brokerage activities with RBC CS. In the event RBC CS does not fulfill its obligations, we may be exposed to risk. The risk of default depends on the creditworthiness of RBC CS. It is our policy to review, as necessary, the credit standing of RBC CS.

NOTE 17 - RELATED PARTY TRANSACTIONS

During the years ended December 31, 2013 and 2012, we paid approximately $127,000 and $57,000, respectively, of legal costs on behalf of our officers, employees and independent contractors.

In January 2013, PIC received a $1,500,000 loan from a related party investor pursuant to a convertible promissory note bearing 5% simple interest which is due on January 13, 2016. The note is convertible, subject to FINRA approval, into preferred stock of PIC, representing approximately 35% ownership interest in PIC on a fully diluted basis. The noteholder agreed the note would stop accruing interest after April 30, 2013.

NOTE 18 - DEFERRED REVENUE

Deferred revenue consists of amounts received related to our clearing firm agreement. Other income in both 2013 and 2012 included $60,000 and $170,000, respectively, in amortization of deferred revenue.

NOTE 19 – DIVIDENDS

During 2012, we paid two special cash dividends to our common shareholders. In March 2012, the Board of Directors approved a special cash dividend of $0.05 per common share payable April 16, 2012 to shareholders of record April 4, 2012. In December 2012, the Board approved a special cash dividend of $0.15 per share payable December 28, 2012 to shareholders of record December 14, 2012.

In connection with the Proposed Financing described in Note 5, the Board approved the formation of the Trust (as defined in Note 5) for the benefit of shareholders as of the Record Date (as defined in Note 5). The Trust, if and when formed, will hold certain Trust Assets (as defined in Note 5) which are expected to be liquidated and distributed to the Legacy Shareholders (as defined in Note 5) over time. As of March 18, 2014, the Trust had not yet been formed, nor had any distributions been made.

NOTE 20 - NEW ACCOUNTING GUIDANCE

Management has reviewed the new accounting guidance and determined that there is not a material impact on our financial statements.

NOTE 21 – SUBSEQUENT EVENTS

On January 29, 2014, the Company closed the private sale of 500,000 shares of its Common Stock to six accredited investors at a price of $0.50 per share for gross proceeds of $250,000. The shares were sold without registration in reliance upon the private transaction exemption set forth in Section 4(a)(2) of the Securities Act, and/or Rule 506 of Regulation D promulgated under the Securities Act.

Paulson Capital Corp. and Subsidiaries

SUPPLEMENTARY SCHEDULE OF WARRANTS OWNED

As of December 31, 2013

Description	Number of Warrants	Date Exercisable	Exercise Price per Warrant	Expiration Date

BioCurex, Inc. (units)	108,000	01/19/11	6.00	01/19/15
BioDirection, Inc. (units)	9,439	03/21/14	8.00	03/21/18
CytoDyn Inc. (common)	4,860,092	10/23/13	0.75	10/23/20
ICOP Digital (units)	6,500	06/01/10	55.20	06/01/14
Manhattan Bridge Capital, Inc. (common)	20,000	12/28/10	2.50	12/28/15
Methes Energies International Ltd. (units)	42,000	10/12/13	6.00	10/12/17
Methes Energies International Ltd. (PIPE) (units)	10,410	2/19/14	4.20	02/19/18
Patron Company (units)	112,500	4/30/11	1.20	04/30/18
Patron Company (units)	47,500	7/18/11	1.20	07/18/18
Patron Company (units)	6,500	7/29/11	1.20	07/29/18
Patron Company (units)	24,887	12/31/12	1.50	12/31/19
S&W Seed (units)	94,500	05/03/11	13.20	05/03/15
Vanguard Energy (units)	427,500	11/14/12	1.20	11/14/16

Annex F

 Unaudited Interim Consolidated Financial Statements of

VARIATION BIOTECHNOLOGIES (US), INC.

(a Development Stage Company)

(in U.S. dollars)

For the Three Months Ended March 31, 2014 and 2013

VARIATION BIOTECHNOLOGIES (US), INC.

Unaudited Interim Consolidated Financial Statements

For the Three Months Ended March 31, 2014

PAGE

Unaudited Interim Consolidated Balance Sheets – as at March 31, 2014 and December 31, 2014	1

Unaudited Interim Consolidated Statements of Comprehensive Loss – For the Three Months Ended March 31, 2014 and 2013	2

Unaudited Interim Consolidated Statements of Stockholders' Deficiency – since inception to March 31, 2014	3-4

Unaudited Interim Consolidated Statements of Cash Flows – For the Three Months Ended March 31, 2014 and 2013	5

Notes to the Unaudited Interim Consolidated Financial Statements	6 - 17

VARIATION BIOTECHNOLOGIES (US), INC.

(A Development Stage Company)

Unaudited Interim Consolidated Balance Sheets

as at March 31, 2014 and December 31, 2013

(US dollars)

	March 31, 2014	December 31, 2013

CURRENT ASSETS

Cash	$1,047,733	$624,419
Investment tax credits receivable	124,559	126,530
Prepaid expenses and deposits	238,787	107,433
Government receivables	124,528	56,662

	1,535,607	915,044

FUNDS HELD IN ESCROW	766,809	777,746
PROPERTY AND EQUIPMENT	16,238	30,132
INTANGIBLES	508,524	519,403

	$2,827,178	$2,242,325

CURRENT LIABILITIES

Accounts payable	$369,864	$237,889
Accrued liabilities	387,499	268,828
Related party convertible notes (Note 3)	19,933,193	18,962,602
Other convertible notes (Note 3)	1,006,027	-

	21,696,583	19,469,319

COMMITMENTS AND CONTIGENCIES (Notes 11 and 12)

STOCKHOLDERS' DEFICIENCY (Note 4)
Common shares (authorized 45,000,000; issued 4,780,971); par value $0.01) (2013 - authorized 45,000,000; issued 4,780,971)	655,339	655,339
Convertible preferred shares (authorized 30,000,000; issued 16,278,336; par value $0.01) (2013 - authorized 30,000,000; issued 16,278,336)	31,111,043	31,111,043
Warrants	501,517	501,517
Additional paid-in capital	2,091,510	2,078,810
Accumulated other comprehensive (loss)	(1,062,399)	(1,258,122)
Deficit accumulated during the development stage	(52,166,415)	(50,315,581)

	(18,869,405)	(17,226,994)

	$2,827,178	$2,242,325

1

VARIATION BIOTECHNOLOGIES (US), INC.

(A Development Stage Company)

Unaudited Interim Consolidated Statements of Comprehensive Loss

August 24, 2001 (inception) through December 31, 2011

(US dollars)

	Three Months Ended March 31		Cumulative since inception
	2014	2013	(August 24, 2001)

Expenses
Research and development (Note 8)	303,538	$446,723	$27,138,997
General and administration (Note 9)	873,347	638,506	22,018,381

Net loss before undernoted items	1,176,885	1,085,229	49,157,378

Interest expense	476,618	361,888	4,097,238
Foreign exchange (gain)	197,331	82,308	(1,502,305)
Interest accretion	-	-	610,764
Interest income	-	-	(481,098)
Loss on deemed settlement of convertible notes	-	-	284,438

NET LOSS	$1,850,834	$1,529,425	$52,166,415

Currency translation account	(195,723)	(101,170)	1,062,399

COMPREHENSIVE LOSS, FOR THE PERIOD	$1,655,111	$1,428,255	$53,228,814

Loss per share of common stock, basic and diluted	$(0.39)	$(0.32)

Weighted-average number of common shares outstanding, basic and diluted	4,780,971	4,780,971

(The accompanying notes are an integral part of these unaudited interim consolidated financial statements.)

2

VARIATION BIOTECHNOLOGIES (US), INC.

(A Development Stage Company)

Unaudited Interim Consolidated Statements of Stockholders' Deficiency

August 24, 2001 (inception) through March 31, 2014

(US dollars)

	VBI US Common Shares		VBI US Series A Convertible Preferred Shares		Warrants	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)		Total Stockholders'	Total Comprehensive Income (Loss)
	Number	Amount	Number	Amount	Amount	Amount	Amount	Deficit	Equity	Amount
Opening balance, August 24, 2001	-	$-	-	$-	$-	$-	$-	$-	$-
Issuance of common shares for cash	-	-	-	-	-	-	-	-	89	$-
Total comprehensive loss at January 31, 2002	-	-	-	-	-	-	-	-	-	$-

Balance, January 31, 2002	-	-	-	-	-	-	-	-	89

Net loss	-	-	-	-	-	-	-	(81,626)	(81,626)	$(81,626)
Total comprehensive loss at January 31, 2003	-	-	-	-	-	-	-	-	-	$(81,626)

Balance, January 31, 2003	-	-	-	-	-	-	-	(81,626)	(81,537)

Cancellation of common shares Class A	-	-	-	-	-	-	-	-	(3)
Exchange of common shares - Class B for Series A	3,813,000	86	-	-	-	-	-	-	-
Net loss	-	-	-	-	-	-	-	(103,073)	(103,073)	$(103,073)
Total comprehensive loss at December 31, 2003	-	-	-	-	-	-	-	-	-	$(103,073)

Balance, December 31, 2003	3,813,000	86	-	-	-	-	-	(184,699)	(184,613)

Net loss	-	-	-	-	-	-	-	(352,092)	(352,092)	$(352,092)
Total comprehensive loss at December 31, 2004	-	-	-	-	-	-	-	-	-	$(352,092)

Balance, December 31, 2004	3,813,000	86	-	-	-	-	-	(536,791)	(536,705)

Conversion of convertible debentures	151,445	201,114	-	-	-	-	-	-	201,114
Warrants issued	-	-	-	-	33,105				33,105
Conversion of convertible debentures to a related corporation	181,515	188,953	-	-	-	-	-	-	188,953
Issuance of common shares for cash	222,616	387,965	-	-	-	-	-	-	387,965
Issuance of common shares for cash to a related corporation	49,693	86,214	-	-	-	-	-	-	86,214
Issuance of common shares on exercise of options	325,210	1	-	-	-	-	-	-	1
Currency translation account	-	-	-	-	-	-	(49,462)	-	(49,462)	$(49,462)
Stock-based compensation	-	-	-	-	-	489,533	-	-	489,533
Net loss	-	-	-	-	-	-	-	(707,627)	(707,627)	(707,627)
Total comprehensive loss at December 31, 2005	-	-	-	-	-	-	-	-	-	$(757,089)

Balance, December 31, 2005	4,743,479	864,333	-	-	33,105	489,533	(49,462)	(1,244,418)	93,091

Common shares issued for cash	25,846	43,107	-	-	-	-	-	-	43,107
Exchange of common shares for preferred shares by a related party	(231,208)	(279,971)	144,315	279,971	-	-	-	-	-
Issuance of preferred shares for cash on December 28, 2006	-	-	3,092,783	5,999,999	-	-	-	-	5,999,999
Share issuance costs	-	-	-	(432,274)	-	-	-	-	(432,274)
Stock-based compensation	-	-	-	-	-	125,774	-	-	125,774
Currency translation account	-	-	-	-	-	-	21,820	-	21,820	$21,820
Net loss	-	-	-	-	-	-	-	(958,814)	(958,814)	(958,814)
Total comprehensive loss at December 31, 2006	-	-	-	-	-	-	-	-	-	$(936,994)

Balance, December 31, 2006	4,538,117	627,469	3,237,098	5,847,696	33,105	615,307	(27,642)	(2,203,232)	4,892,703

Common shares issued for cash upon exercise of stock options	194,300	8,636	-	-	-	-	-	-	8,636
Stock-based compensation	-	-	-	-	-	56,391	-	-	56,391
Currency translation account	-	-	-	-	-	-	(351,278)	-	(351,278)	$(351,278)
Net loss	-	-	-	-	-	-	-	(3,233,693)	(3,233,693)	(3,233,693)
Total comprehensive loss at December 31, 2007	-	-	-	-	-	-	-	-	-	$(3,584,971)

Balance, December 31, 2007	4,732,417	636,105	3,237,098	5,847,696	33,105	671,698	(378,920)	(5,436,925)	1,372,759

3

VARIATION BIOTECHNOLOGIES (US), INC.

(A Development Stage Company)

Unaudited Interim Consolidated Statements of Stockholders' Deficiency

August 24, 2001 (inception) through March 31, 2014

(US dollars)

	VBI US Common Shares		VBI US Series A Convertible Preferred Shares		Warrants	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)		Total Stockholders'	Total Comprehensive Income (Loss)
	Number	Amount	Number	Amount	Amount	Amount	Amount	Deficit	Equity	Amount
Issuance of preferred shares for cash on March 8, 2008 and October 22, 2008	-	-	13,041,238	25,300,002	-	-	-	-	25,300,002
Share issuance costs	-	-	-	(36,655)	-	-	-	-	(36,655)
Stock-based compensation	-	-	-	-	-	68,920	-	-	68,920
Currency translation account	-	-	-	-	-	-	1,783,510	-	1,783,510	$1,783,510
Net loss	-	-	-	-	-	-	-	(9,327,943)	(9,327,943)	(9,327,943)
Total comprehensive loss at December 31, 2008	-	-	-	-	-	-	-	-	-	$(7,544,433)

Balance, December 31, 2008	4,732,417	636,105	16,278,336	31,111,043	33,105	740,618	1,404,590	(14,764,868)	19,160,593

Stock-based compensation	-	-	-	-	-	124,562	-	-	124,562
Common shares issued for cash upon exercise of stock options	9,520	2,989	-	-	-	-	-	-	2,989
Stock compensation expense of exercised stock options	-	2,551	-	-	-	(2,551)			-
Currency translation account	-	-	-	-	-	-	(2,193,252)	-	(2,193,252)	$(2,193,252)
Net loss	-	-	-	-	-	-	-	(6,969,663)	(6,969,663)	(6,969,663)
Total comprehensive loss at December 31, 2009	-	-	-	-	-	-	-		-	$(9,162,915)

Balance, December 31, 2009	4,741,937	641,645	16,278,336	31,111,043	33,105	862,629	(788,662)	(21,734,531)	10,125,229

Convertible notes and warrants issued	-	-		-	467,351	437,579	-	-	904,930
Stock-based compensation	-	-	-	-	-	283,687	-	-	283,687
Common shares issued for cash upon exercise of stock options	3,565	1,223	-	-	-	-	-	-	1,223
Stock compensation expense of exercised stock options	-	1,010	-	-	-	(1,010)	-		-
Currency translation account	-	-	-	-	-	-	(937,636)	-	(937,636)	$(937,636)
Net loss	-	-	-	-	-	-	-	(7,596,781)	(7,596,781)	(7,596,781)
Total comprehensive loss at December 31, 2010	-	-	-	-	-	-	-	-	-	$(8,534,417)

Balance, December 31, 2010	4,745,502	643,878	16,278,336	31,111,043	500,456	1,582,885	(1,726,298)	(29,331,312)	2,780,652

Stock-based compensation	-	-	-	-	-	215,000	-	-	215,000
Common shares issued for cash upon exercise of stock options	469	385	-	-	-	-	-	-	385
Stock compensation expense of exercised stock options	-	120	-	-	-	(120)	-	-	-
Currency translation account	-	-	-	-	-	-	216,695	-	216,695	$216,695
Net loss	-	-	-	-	-	-	-	(9,946,111)	(9,946,111)	(9,946,111)
Total comprehensive loss at December 31, 2011	-	-	-	-	-	-	-	-	-	$(9,729,416)

Balance, December 31, 2011	4,745,971	644,383	16,278,336	31,111,043	500,456	1,797,765	(1,509,603)	(39,277,423)	(6,733,379)

Stock-based compensation	-	-	-	-	-	157,000	-	-	157,000
Common shares issued for cash upon exercise of stock options	35,000	1	-	-	-	-	-	-	1
Stock compensation expense of exercised stock options	-	10,955	-	-	-	(10,955)	-	-	-
Currency translation account	-	-	-	-	-	-	(11,864)	-	(11,864)	$(11,864)
Net loss	-	-	-	-	-	-	-	(5,586,289)	(5,586,289)	(5,586,289)
Total comprehensive loss at December 31, 2012	-	-	-	-	-	-	-	-	-	$(5,598,153)

Balance, December 31, 2012	4,780,971	655,339	16,278,336	31,111,043	500,456	1,943,810	(1,521,467)	(44,863,712)	(12,174,531)

Convertible notes and warrants issued	-	-	-	-	1,061	-	-	-	1,061
Stock-based compensation	-	-	-	-	-	135,000	-	-	135,000
Currency translation account	-	-	-	-	-	-	263,345	-	263,345	$263,345
Net loss	-	-	-	-	-	-	-	(5,451,869)	(5,451,869)	(5,451,869)
Total comprehensive loss at December 31, 2013	-	-	-	-	-	-	-	-	-	$(5,188,524)

Balance, December 31, 2013	4,780,971	655,339	16,278,336	31,111,043	501,517	2,078,810	(1,258,122)	(50,315,581)	(17,226,994)

Stock-based compensation	-	-	-	-	-	12,700	-	-	12,700
Currency translation account	-	-	-	-	-	-	195,723	-	195,723	$195,723
Net loss	-	-	-	-	-	-	-	(1,850,834)	(1,850,834)	(1,850,834)
Total comprehensive loss at March 31, 2014	-	-	-	-	-	-	-	-	-	$(1,655,111)

Balance, March 31, 2014	4,780,971	655,339	16,278,336	31,111,043	501,517	2,091,510	(1,062,399)	(52,166,415)	(18,869,405)

4

VARIATION BIOTECHNOLOGIES (US), INC.

(A Development Stage Company)

Unaudited Interim Consolidated Statements of Cash Flows

For the three months ended March 31, 2014 and 2013

Inception through March 31, 2014

(US dollars)

	Three Months Ended March 31		Cumulative
	2014	2013	since Inception

NET INFLOW (OUTFLOW) OF CASH RELATED TO THE FOLLOWING ACTIVITIES:

OPERATING
Net loss	$(1,850,834)	$(1,529,425)	$(52,166,415)
Adjustments to reconcile net loss to cash used in operating activities:
Amortization of property and equipment and intangibles	25,551	35,136	2,297,680
Amortization of deferred financing costs	14,980	-	14,980
Impairment in value of intangibles	-	-	61,428
Stock-based compensation expense	12,700	33,750	1,668,566
Interest accretion on discount on convertible notes	-	-	938,034
Interest accrued on convertible notes	476,618	361,888	3,882,288
Unrealized foreign exchange valuation	195,526	103,235	(797,358)
Net change in operating working capital items (Note 7)	172,505	164,017	480,895

	(952,954)	(831,399)	(43,619,902)

INVESTING
Funds held in escrow	10,937	(21,390)	(766,809)
Acquisition of property and equipment	(778)	(25,542)	(2,337,497)
Acquisition of intangibles	-	-	(668,000)

	10,159	(46,932)	(3,772,306)

FINANCING
Issuance of convertible debentures and warrants	-	1,061	391,128
Issuance of common shares	-	-	530,606
Exercise of options by non-employees	-	-	1
Proceeds from sale of preferred stock	-	-	31,300,001
Share issue costs	-	-	(468,929)
Proceeds from convertible notes	1,500,000	750,000	17,605,497
Financing costs on convertible notes	(134,088)	-	(134,088)
Repayment of long-term debt	-	(16,092)	(509,399)
Advances from parent company	-	-	(95,166)
Stockholder loan	-	-	(9,308)

	1,365,912	734,969	48,610,343

Effect of exchange rate changes on cash and cash equivalents	197	(2,065)	(170,402)

INCREASE (DECREASE) IN CASH FOR THE PERIOD	423,314	(145,428)	1,047,733

CASH, BEGINNING OF PERIOD	624,419	615,512	-

CASH, END OF PERIOD	$1,047,733	$470,084	$1,047,733

Supplementary information:
Interest paid	$-	$-	$110,265
Interest (received)	$(141)	$-	$(585,827)

(The accompanying notes are an integral part of these unaudited interim consolidated financial statements.)

5

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Unaudited Interim Consolidated Financial Statements

(a Development Stage Company)

For the Three Months Ended March 31, 2014

(U.S. dollars)

1.	CONTINUATION OF BUSINESS

The Company has incurred significant net losses and negative operating cash flows since inception. As of March 31, 2014, the Company had an accumulated deficit of $52.2 million and stockholders’ deficiency of $18.9 million. The Company incurred net losses of $1.85 million and $1.5 million and used $1.0 million and $0.8 million in cash outflows from operating activities during the three months ended March 31, 2014 and 2013, respectively.

As of March 31, 2014, the Company had approximately $1.0 million of cash and negative working capital of $20.2 million. The Company will require significant additional funds to conduct clinical and non-clinical trials, achieve regulatory approvals, and, subject to such approvals, commercially launch its products. The Company has funded its operations to date, through the issuance of convertible preferred stock, the issuance of common stock, the issuance of secured convertible and other notes payable to certain stockholders and financial institutions, and funding received from government research and development grants. The Company’s long-term success and ability to continue as a going concern is dependent upon obtaining sufficient capital to fund the research and development of its products, to bring about their successful commercial release, to generate revenue and, ultimately, attain profitable operations or alternatively advance the products and technology to such a point that an acquirer would find attractive. This raises substantial doubt as to the appropriateness of the going concern assumption and long-term success of the Company since it has accumulated significant start-up losses and faces substantial demand on its cash resources to fund operations and its growth plans.

The Company is currently endeavoring to close a strategic transaction which would include an additional round of private equity financing. The Company is in the process of commercializing novel vaccines and will need to successfully manage normal business and scientific risks. To date, it has been able to obtain financing; however, there is no assurance that financing will be available in the future, or if it is, that it will be available at terms acceptable to management and its existing shareholders.

6

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Unaudited Interim Consolidated Financial Statements

(a Development Stage Company)

For the Three Months Ended March 31, 2014

(U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are the responsibility of the Company’s management. These financial statements do not include all of the information and notes required by U.S. GAAP for complete financial statements. In the opinion of management, all normal and recurring adjustments considered necessary for a fair presentation of such financial statements have been included. Accordingly, these unaudited interim consolidated financial statements and the accompanying notes should be read in conjunction with the Company's audited consolidated financial statements and notes thereto as of and for the years ended December 31, 2013 and 2012. These unaudited interim consolidated financial statements have been prepared in U.S. dollars, the Company's functional currency.

Recent accounting pronouncements

In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists," an amendment to FASB Accounting Standards Codification, or "ASC" Topic 740, Income Taxes, or "FASB ASC Topic 740." This update clarifies that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward if such settlement is required or expected in the event the uncertain tax position is disallowed.

In situations where a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. This ASU is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013. Early adoption and retrospective application are permitted. This accounting guidance did not have a material impact on the Company’s consolidated financial statements or financial statement disclosures.

7

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Unaudited Interim Consolidated Financial Statements

(a Development Stage Company)

For the Three Months Ended March 31, 2014

(U.S. dollars)

3.	RELATED PARTY CONVERTIBLE NOTES AND OTHER CONVERTIBLE NOTES

On March 10, 2014 the Company issued secured convertible notes to existing and new unrelated investors in the aggregate principal amount and for total gross proceeds of $500,000 and $1,000,000, respectively, (the “Bridge Notes”) which bear interest at 5% per annum, except upon and during the continuation of an event of default the interest rate shall be 15% per annum.  The maturity date of the Bridge Notes is September 8, 2014, which may be extended by three months if the Company fails to close the Merger (as defined in Note 12), or a similar transaction with an Applicable Entity (as defined below) prior to the maturity date despite the Company’s reasonable and good faith best efforts to do so and through no fault of the Company, in which case the maturity date shall be extended by three months for a maturity date (as extended) of December 8, 2014. The maturity date for all other issued and outstanding notes was amended to be September 8, 2014. Management considered the amendment to determine whether or not the modification constituted a deemed settlement of the individual secured convertible notes. Management concluded that the modification did not result in a deemed settlement of the secured convertible notes.

If prior to the maturity date of the Bridge Notes (i) the Company completes a financing resulting in aggregate gross proceeds to the Company of at least $9 million (excluding conversion of the Bridge Notes) (a “Qualified Financing”), (ii) the Merger is consummated or (iii) the Company enters into a similar merger  with an alternative NASDAQ listed public company (a “NASDAQ Pubco”) or a company whose common stock is listed in an over-the-counter market maintained by the OTC Markets Group, Inc. (an “OTC Pubco” and together with the PubCo and the NASDAQ Pubco, each an “Applicable Entity,” as applicable), then the Bridge Notes shall be automatically converted into shares of the Company or the Applicable Entity at a 15% discount to the price per share issued as part of such Qualified Financing or the PIPE. If the Merger is not consummated prior to the maturity date of the Bridge Notes or the Company does not consummate a merger with a NASDAQ Pubco or an OTC Pubco prior to the maturity date of the Bridge Notes, in addition to full repayment of the Bridge Notes and any accrued interest thereon, purchasers of the Bridge Notes shall be entitled to, on a pro rata basis based on the principal amount of their respective Bridge Notes, a total amount of common stock of the Company determined by dividing 15% of the total outstanding principal and interest of the Bridge Notes as of the maturity date by $1.455 per share (as adjusted for any forward or reverse stock splits), which share price is equivalent to 75% of the price per share of the Company’s Series A Preferred Stock last issued by the Company.

The Bridge Notes are not subject to optional conversion of the holders thereof.

8

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Unaudited Interim Consolidated Financial Statements

(a Development Stage Company)

For the Three Months Ended March 31, 2014

(U.S. dollars)

3.	RELATED PARTY CONVERTIBLE NOTES AND OTHER CONVERTIBLE NOTES (Continued)

The Company issued secured convertible notes and detachable warrants to existing equity investors for total gross proceeds of $500,000, $3,125,000, $3,500,000, $4,600,000 and $4,331,933 in 2014, 2013, 2012, 2011 and 2010, respectively.

			March 31, 2014	December 31, 2013
	Share Warrants Issued	Original Maturity Date	Gross Proceeds	Gross Proceeds

Existing equity investors:
November 17, 2010	3,493,495	August 17, 2011	$4,331,933	$4,331,933
June 3, 2011	-	February 17, 2012	3,500,000	3,500,000
December 14, 2011	-	June 30, 2012	1,100,000	1,100,000
March 9, 2012	-	June 30, 2012	1,100,000	1,100,000
June 20, 2012	-	September 30, 2012	1,200,000	1,200,000
October 24, 2012	-	January 31, 2013	1,200,000	1,200,000
February 22, 2013	106,126	August 31, 2013	750,000	750,000
June 10, 2013	-	August 31, 2013	750,000	750,000
August 26, 2013	-	December 31, 2013	250,000	250,000
September 30, 2013	-	December 31, 2013	750,000	750,000
December 11, 2013	-	March 31, 2014	625,000	625,000
March 10, 2014	-	September 8, 2014	500,000	-

			16,056,933	15,556,933

New unrelated note holders:
March 10, 2014	-	September 8, 2014	1,000,000	-
			$17,056,933	$15,556,933

Maturity date in effect		September 8, 2014		March 31, 2014

All convertible notes are secured over all the assets of the Company.

9

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Unaudited Interim Consolidated Financial Statements

(a Development Stage Company)

For the Three Months Ended March 31, 2014

(U.S. dollars)

4.	STOCKHOLDERS' DEFiCIENCY AND ADDITIONAL PAID-IN CAPITAL

The Company's authorized share capital consists of 45 million voting common shares with a par value of $0.01. The value attributed to the preferred shares issued on the acquisition of VBI was based on the value of the Series A Convertible Preferred Shares issued for cash, which was $1.94.

The Company's authorized share capital also includes 30 million voting Series A Convertible Preferred Shares. The Series A Convertible Preferred Shares are convertible to common shares at any time at the option of the holder. Certain situations require mandatory conversion.

From the date of the issuance of any shares of Series A Convertible Preferred Stock, dividends accrue at a rate of eight percent (8%) per annum, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Convertible Preferred Stock (the "Accruing Dividends").

Accruing Dividends accrue from day to day, whether or not declared, and are cumulative but not compounding provided, however, that except for certain conditions, the Company is under no obligation to pay the Accruing Dividends unless declared by the Board of Directors. When declared, at the option of each holder of Series A Convertible Preferred Stock, dividends are payable either in cash or in an equivalent amount in value of shares of Series A Convertible Preferred Stock. Accruing Dividends in the amount of $14.9 million (2013 - $14.3 million) have not been declared and are not accrued in these financial statements.

5.	STOCK OPTIONS

Contemporaneously with a financing on December 28, 2006, the Company established a stock option plan for directors, employees and other service providers of the Company. The Company’s stock option plan was approved by and is administered by the Board of Directors. The Board of Directors designates eligible participants to be included under the plan, and designates the number of options, exercise price and vesting period of the new options. The maximum number of options initially issuable under the plan was 1,191,699. On February 6, 2007, February 25, 2008, October 22, 2008, March 29, 2012 and April 24, 2014, additional stock options (200,000, 137,897, 1,472,754, 956,400 and 7,154,471, respectively) were added to the stock option pool. At May 1, 2014, the maximum number of stock options currently issuable under the plan is now 11,113,221.

10

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Unaudited Interim Consolidated Financial Statements

(a Development Stage Company)

For the Three Months Ended March 31, 2014

(U.S. dollars)

5.	STOCK OPTIONS (Continued)

The value of options when granted are estimated using the Black-Scholes option pricing model using the following current assumptions: expected dividend 0%; risk-free interest rate of 2.10%; expected volatility of 85%; and a 10 year expected life. The expected volatility was determined using an average of a pool of six early-stage public pharmaceutical or biotechnology companies. Since no options were issued for the three months ending March 31, 2014, there is no data presented.

No stock options expired in the three months ended March 31, 2014 (2013 – Nil). Non-vested options at March 31, 2014 was 730,258 (2013 - 1,249,154).

There was no intrinsic value of options exercised or vested during the three months ended March 31, 2014 (2013 – Nil). The total value of shares vested during the three months ended March 31, 2014 was $13,516 (2013 - $36,256).

		Weighted
	Number	Average	Number	Weighted
	Outstanding at	Remaining	Exercisable	Average
Exercise	March 31,	Contractual	at March 31,	Exercise
Price	2014	Life (Years)	2014	Price

$0.01	167,333	2.7	167,333	$0.01
$0.31	1,915,155	6.7	1,184,897	$0.31
$0.82	1,265,063	5.4	1,265,063	$0.82

$0.49	3,347,551	6.1	2,617,293	$0.54

No options were granted in the three months ended March 31, 2014 or the year ended December 31, 2013.

11

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Unaudited Interim Consolidated Financial Statements

(a Development Stage Company)

For the Three Months Ended March 31, 2014

(U.S. dollars)

6.	STOCK-BASED COMPENSATION

The fair value of the options expected to vest is recognized as an expense on a straight-line basis over the vesting period. The total stock-based compensation expense recorded in the three months ended March 31, 2014 was $12,700 (2013 - $33,750). These amounts have been included in salaries and benefits for research and development and general and administrative expenses for the respective periods. There was $112,067 (2013 - $232,605) of unrecognized compensation as at March 31, 2014. This expense will be recognized over a weighted average period of 2.0 years. Management estimates the expected life of the options to approximate their actual remaining life of 6.1 years based upon their experience to date.

7.	NET CHANGES IN OPERATING WORKING CAPITAL ITEMS

	2014	2013

Investment tax credits receivable	$1,971	$(22,539)
Prepaid expenses and deposits	(131,354)	610
Government receivables	(67,866)	122,875
Accounts payable and accrued liabilities	250,646	63,071

	53,397	164,017
Plus: Deferred financing costs included in prepaid expenses and deposits	119,108	-
	$172,505	$164,017

8.	RESEARCH AND DEVELOPMENT EXPENSES

	2014	2013
Research and development expenses:
Salaries and benefits	$358,732	$354,928
Consumables	38,824	47,750
Consultants	28,404	15,833
Other R&D projects	16,678	55,302
Government grants	(120,673)	-
Investment tax credits	(18,427)	(27,090)

	$303,538	$446,723

12

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Unaudited Interim Consolidated Financial Statements

(a Development Stage Company)

For the Three Months Ended March 31, 2014

(U.S. dollars)

9.	GENERAL AND ADMINISTRATIVE EXPENSES

	2014	2013
General and administrative expenses
Legal, patents and trademarks	$493,470	$138,825
Salaries and benefits	158,662	185,141
Office, facilities and insurance	77,695	128,406
Professional fees	57,883	61,489
Travel, conferences and committees	36,558	60,585
Amortization of capital assets and intangibles	25,551	35,136
Financing costs	14,980	-
Telecommunications	6,538	10,223
Outreach and website	2,010	5,727
Recruitment and relocation	-	12,974

	$873,347	$638,506

10.	FINANCIAL INSTRUMENTS

Financial instruments recognized in the balance sheet consist of cash, other receivables, funds held in escrow, accounts payable, related party convertible notes and other convertible notes. The Company believes that the carrying value of its current financial instruments approximates their fair values due to the short-term nature of these instruments. The Company does not hold or issue financial instruments for trading purposes and does not hold any derivative financial instruments.

At March 31, 2014 and December 31, 2013, the fair value of the secured convertible notes is estimated to be $15,291,154 and $14,623,772, respectively.

In determining the fair of the secured convertible notes, which are considered to be level 3 instruments, for the three months ended March 31, 2014 and the year ended December 31, 2013, the Company used the following assumptions:

	March 31, 2014	December 31, 2013

Interest rate	25%	25%
Expected time to payment in months:
Secured convertible notes	5.3	3

13

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Unaudited Interim Consolidated Financial Statements

(a Development Stage Company)

For the Three Months Ended March 31, 2014

(U.S. dollars)

11.	COMMITMENTS

Office space

The Company is currently renegotiating its lease agreements which expired in 2013 and as a result has no long-term lease obligations. In the three months ended March 31, 2014, the Company incurred rent and operating expenses related to facilities of $66,094 (2013 - $108,017), which is included with "General and administration" on the Consolidated Statements of Comprehensive Loss.

12.	CONTINGENCIES

On January 2, 2013, the Company entered into a financial advisory services agreement. If the Company closes a financing transaction, it is obligated to pay a cash fee of up to six percent (6%) of the financing (with a minimum $100,000) and issue warrants up to three percent (3%) of the financing at the price per share equal to the price per share sold in the financing, unless otherwise agreed. In connection with a proposed amendment to that agreement, the parties have agreed that upon the closing of the Merger, in lieu of the foregoing, the Company shall pay (A) a success fee of 6% of the $5,000,000 to be invested by a specified institutional investor in the private placement expected to occur simultaneously with the closing of the Merger described below, payable in cash, (B) the Company shall cause Pubco, described below, to issue 600,000 shares (subject to proportionate adjustment for a reverse split) of PubCo’s common stock and (C) upon the initial $3,000,000 drawdown of Facility, described below, a 6% success fee, payable in cash.

Under a related strategic advisory agreement signed on January 2, 2013, whereby the Company is committed to pay $60,000 in consulting fees. In addition, if the Company closes a strategic transaction, it is obligated to pay a cash fee of up to five percent (5%) of the transaction value (with a minimum ranging from $100,000 to $375,000 depending on the transaction value) and issue warrants up to five percent (5%) of the transaction value at a price per share equal to the price per share sold in the strategic transaction, as well as an additional $50,000 consulting fee, unless otherwise agreed. In connection with a proposed amendment to that agreement, the parties have agreed that upon the closing of the Merger, in lieu of the foregoing, the Company shall pay $570,000 in cash as financial advisory fees and deferred retainer payments; and the Company shall cause PubCo to issue 2,400,000 shares (subject to proportionate adjustment for the reverse split) of Pubco’s common stock.

14

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Unaudited Interim Consolidated Financial Statements

(a Development Stage Company)

For the Three Months Ended March 31, 2014

(U.S. dollars)

12.	CONTINGENCIES (Continued)

The Company entered into two consulting agreements with non-affiliated parties on January 17 and 28, 2013, respectively, whereby the Company has agreed to pay each of the consultants performance bonuses ranging from $10,000 to $125,000 for the achievement of the following milestones for a novel vaccine: patent filing; regulatory approval of clinical testing; start of a Phase II and III studies; regulatory approval; and reaching cumulative sales of $100 million. Furthermore, the Company is committed to grant each consultant stock options equal to $100,000 upon successfully closing a Series B financing.

On July 18, 2011, as part of the ePixis asset acquisition, the Company entered into a Sale and Purchase Agreement where it is obligated to make the following milestone payments:

●	EUR 101,720 upon successful technology transfer to a contract manufacturing organization;
●	EUR 500,000 to EUR 1,000,000 upon first approval by the United States Food and Drug Administration;
●	EUR 750,000 to EUR 1,500,000 upon reaching Cumulative Net Sales of EUR 25,000,000, in the case of a sublicense the payments, are reduced by 50%;
●	EUR 1,000,000 to EUR 2,000,000 upon reaching Cumulative Net Sales of EUR 50,000,000 , in the case of a sublicense, the payments are reduced by 50%; and
●	in the case of a sublicense only, EUR 500,000 to EUR 1,000,000 upon reaching Cumulative Net Sales of EUR 75,000,000 and EUR 100,000,000

The events obliging the Company to make these payments have not yet occurred and the probability of them occurring is not determinable; consequently, no amounts are accrued in respect of these contingencies.

On January 27, 2014, the Company signed a letter of intent (“LOI”) with a NASDAQ listed public company (“PubCo”) whereby the Company would be merged with PubCo (the “Merger”). The shareholders of the Company would be issued 42,772,713 of PubCo common shares, representing 71% of the PubCo voting shares immediately post-merger. The LOI also contemplates closing an additional $11 million of private equity financing (the “PIPE”) contemporaneously with the merger and a $6 million of venture debt financing on terms described below.

On March 7, 2014, the Company entered into a placement agent and advisory agreement whereby the Company is obligated to pay a cash fee of up to seven percent (7%) of the aggregate consideration raised from investors introduced by the agent and the number of shares of common stock of Pubco immediately after the Merger that represents 1.27% of the surviving post-Merger entity on a fully diluted basis.

15

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Unaudited Interim Consolidated Financial Statements

(a Development Stage Company)

For the Three Months Ended March 31, 2014

(U.S. dollars)

12.	CONTINGENCIES (Continued)

The Company entered into a consulting agreement on March 10, 2014, whereby the Company agreed to issue 5,342,510 common shares of the post-Merger company’s common stock for strategic, financial and operational advisory services.

On March 20, 2014, the Company signed a non-binding term sheet with a lender whereby the Company will have access to a $6 million senior secured staggered draw term loan facility (“Facility’) which is expected to close contemporaneously with the Merger described above. The Facility contemplates a three year term with an initial advance of $3 million on closing. The amounts drawn on the Facility will accrue interest at an annual rate equal to the greater of (a) one-month LIBOR (subject to a 5.00% cap) or (b) one percent (1.00%), plus the Applicable Margin. The Applicable Margin will be 11.00%. Upon the occurrence, and during the continuance, of an event of default, the Applicable Margin will be increased by four percent (4.00%) per annum.

On closing of the Merger and Facility, the post-Merger company will issue to the lender warrants to purchase 3,496,407 common shares (on a pre-split basis). The strike price for the warrants will be equal to the price per share of common stock of the post-Merger company paid by investors in the contemplated private placement occurring contemporaneously with the Merger. As a condition of funding an additional $3 million advance which is contingent on achieving certain operational milestones, the post-Merger company will issue to the lender warrants to purchase 3,496,407 shares of the post-Merger company’s common stock (on a pre-split basis) at a strike price equal to the 10-day volume weighted average price of the common stock reported by Bloomberg LP for the 10 trading days preceding the date of the advance. If the advance is less than the $3 million maximum draw amount, the warrants issued will be adjusted on a pro-rata basis. The Facility also includes standard exit and prepayment fees ranging from 0% to 5% depending on the amount of elapsed timed post-closing.

13.	RELATED PARTY TRANSACTIONS

The Series A Convertible Preferred shares issued as part of the second and third closing of the Financing, as described in Note 4, were all issued to related parties which are defined to include existing stockholders. The majority of the secured convertible notes issued during the year, as described in Note 3, were issued to related parties which are defined to include existing stockholders.

16

VARIATION BIOTECHNOLOGIES (US), INC.

Notes to the Unaudited Interim Consolidated Financial Statements

(a Development Stage Company)

For the Three Months Ended March 31, 2014

(U.S. dollars)

14.	SUBSEQUENT EVENTS

The Company has performed an evaluation of subsequent events through June 12, 2014 which is the date the consolidated financial statements were authorized for issuance.

On April 24, 2014, the Company granted 7,522,816 stock options to existing employees and directors based on the fair value of the share exchange in the proposed Merger and the related PIPE financing described above. The granted options only begin to vest on the closing of the Merger on a monthly basis over 48 months and automatically expire if the Merger has not closed by September 30, 2014.

17

Annex G

Paulson Capital (Delaware) Corp. and Subsidiaries

Consolidated Balance Sheets

(Unaudited)

	March 31, 2014	December 31, 2013
Assets
Cash	$5,768,819	$6,728,680
Receivable from clearing organization	446,129	445,113
Notes and other receivables, net of allowances for doubtful accounts of $901,541 and $901,541	1,879,556	1,778,936
Trading and investment securities owned, at fair value	4,799,574	4,908,753
Underwriter warrants, at fair value	3,823,000	5,276,000
Prepaid and deferred expenses	781,029	472,016
Other assets	286,710	78,467
Furniture and equipment, at cost, net of accumulated depreciation and amortization of $75,383 and $66,041	107,355	111,180
Total Assets	$17,892,172	$19,799,145
Liabilities and Shareholders' Equity
Accounts payable and accrued liabilities	$590,964	$540,771
Payable to clearing organization	1,263	-
Compensation, employee benefits and payroll taxes	464,287	363,665
Underwriter warrants payable to employees, at fair value	2,526,837	3,641,035
Notes payable	716,781	700,000
Advances from related parties	1,521,781	1,521,781
Total Liabilities	5,821,913	6,767,252
Commitments and Contingencies	-	-
Shareholders' Equity
Preferred stock, $0.0001 par value; 30,000,000 shares authorized; none issued	-	-
Common stock, $0.0001 par value; 90,000,000 shares authorized; shares issued and outstanding: 7,325,485 and 5,805,485	3,465,416	2,338,216
Retained earnings	6,860,448	9,130,287
Total Shareholders' Equity	10,325,864	11,468,503
Non-controlling interest in consolidated entities	1,744,395	1,563,390
Total Equity	12,070,259	13,031,893
Total Liabilities and Shareholders' Equity	$17,892,172	$19,799,145

See accompanying Notes to Consolidated Financial Statements

1

Paulson Capital (Delaware) Corp. and Subsidiaries

Consolidated Statements of Operations

(Unaudited)

	For the Three Months Ended March 31,
	2014	2013

Revenues
Commissions	$1,735,687	$198,071
Corporate Finance	308,465	88,191
Investment income	14,664	724,346
Trading income (loss)	(1,551,526)	188,742
Interest and dividends	8,931	6,449
Other	-	44,881
	516,221	1,250,680

Expenses
Commissions and salaries	2,791,619	602,195
Underwriter warrant commissions	(1,114,198)	-
Underwriting expenses	17,286	22,333
Clearing expenses	24,335	18,954
Rent and utilities	94,311	50,956
Communication and quotation services	29,666	25,342
Professional fees	389,570	335,079
Travel and entertainment	33,506	13,088
Depreciation and amortization	9,342	743
Licenses, taxes and insurance	175,469	183,469
Interest	17,618	15,616
Other	128,031	223,296
	2,596,555	1,491,071

Loss before income taxes	(2,080,334)	(240,391)

Income tax expense:
Current	8,500	-
Deferred	-	-
	8,500	-

Net loss	(2,088,834)	(240,391)
Income attributable to non-controlling interests	181,004	-

Net loss attributable to Paulson Capital (Delaware) Corp. common stockholders	$(2,269,838)	$(240,391)

Basic and diluted net loss per share	$(0.39)	$(0.04)

Shares used in basic and diluted per share calculations:	5,805,485	5,766,985

See accompanying Notes to Consolidated Financial Statements

2

Paulson Capital (Delaware) Corp. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited)

	For the Three Months Ended March 31,
	2014	2013
Cash flows from operating activities:
Net loss	$(2,088,834)	$(240,391)
Adjustments to reconcile net loss to net cash flows provided by operating activities:
Underwriter warrants owed to employees	(1,114,198)	-
Unrealized (appreciation) depreciation/expiration of underwriter warrants	1,453,000	(601,000)
Stock-based compensation	877,200	-
Depreciation and amortization	9,342	743
Change in assets and liabilities:
Receivables from/payable to clearing organization, net	247	(42,853)
Notes and other receivables	(100,620)	(819,605)
Income taxes receivable	-	7,000
Trading and investment securities owned	109,179	74,000
Prepaid and deferred expenses	(309,013)	(19,034)
Other assets	(208,243)	-
Deferred revenue	-	(44,642)
Accounts payable, accrued liabilities and compensation payables	167,596	300,853
Trading securities sold, not yet purchased	-	47,295
Net cash used in operating activities	(1,204,344)	(1,337,634)

Cash flows from investing activities:
Additions to furniture and equipment	(5,517)	(12,845)
Net cash used in investing activities	(5,517)	(12,845)

Cash flows from financing activities:
Proceeds from related party advance	-	1,500,000
Proceeds from issuance of common stock	250,000	-
Net cash provided by financing activities	250,000	1,500,000

Increase (decrease) in cash	(959,861)	149,521

Cash:
Beginning of period	6,728,680	337,136

End of period	$5,768,819	$486,657

Supplemental cash flow information:
Cash received (paid) during the period for income taxes, net	$(8,500)	$7,000
Cash paid during the period for interest	$-	$-

See accompanying Notes to Consolidated Financial Statements

3

PAULSON CAPITAL (DELAWARE) CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Note 1. Basis of Presentation

The financial information for Paulson Capital (Delaware) Corp. and its majority-owned subsidiary, Paulson Investment Company, Inc., its wholly owned subsidiary, VBI Acquisition Corp., and its wholly owned subsidiary, Paulson Capital Properties, LLC, included herein as of March 31, 2014 and December 31, 2013 and for the three-month periods ended March 31, 2014 and 2013 is unaudited; however, such information reflects all adjustments, consisting only of normal recurring adjustments, which, in the opinion of management, are necessary for a fair presentation of the financial position, results of operations and cash flows for the interim periods. The financial information as of December 31, 2013 is derived from the audited consolidated financial statements included in our Annual Report on Form 10-K/A for the year ended December 31, 2013. The interim consolidated financial statements should be read in conjunction with the consolidated financial statements and the notes thereto included in our Annual Report on Form 10-K/A for the year ended December 31, 2013. The results of operations for the interim periods presented are not necessarily indicative of the results to be expected for the full year.

Note 2. Change of State of Incorporation and Articles of Incorporation

Effective March 20, 2014 (the “Effective Date”), the Company changed its state of incorporation from the State of Oregon to the State of Delaware. The reincorporation was pursuant to an Agreement and Plan of Merger dated March 20, 2014 approved by shareholders at the 2013 Annual Meeting held on November 8, 2013. Under the Plan, each issued and outstanding share of common stock, no par value, of the predecessor entity, Paulson Capital Corp. (“Paulson Oregon”) was automatically converted into one share of Paulson Capital (Delaware) Corp. (“Paulson Delaware”), a Delaware Corporation’s common stock, $0.0001 par value. Each share of Paulson Oregon’s preferred stock, no par value, issued and outstanding was automatically converted into one share of Paulson Delaware’s preferred stock, $0.0001 par value. Any options, warrants, or other securities of Paulson Oregon shall be enforced against Paulson Delaware to the same extent as if such options, warrants or other securities had been issued by Paulson Delaware. As a result of the Reincorporation, the Company is now Paulson Delaware, its name is “Paulson Capital (Delaware) Corp.” and Paulson Oregon no longer exists. The directors and officers of Paulson Oregon continue to be the directors and officers of the Company, and the Company continues to operate the business of Paulson Oregon as it existed immediately prior to the Reincorporation.

Prior to the Effective Date, the rights of Paulson Oregon’s shareholders were governed by the Oregon Business Corporation Act (the “OBCA”), Paulson Oregon’s Articles of Incorporation and its Amended and Restated Bylaws. As a result of the Reincorporation, holders of Paulson Oregon’s common stock and preferred stock are now holders of the Common Stock and the Preferred Stock, respectively, and their rights as shareholders are now governed by the Delaware General Corporation Law and the following documents: (i) Paulson Delaware’s Certificate of Incorporation (the “Certificate of Incorporation”); (ii) Paulson Delaware’s Bylaws (the “Bylaws”); and (iii) Paulson Delaware’s Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”).

In accordance with Rule 12g-3 of the Securities and Exchange Act of 1934, the shares of Common Stock of Paulson Delaware were deemed to be registered under Section 12(b) of the Exchange Act as the successor to Paulson Oregon. The Common Stock continues to be listed on The NASDAQ Capital Market under the symbol “PLCC.”

4

Note 3. Earnings Per Share

The number of shares used for our basic net loss per share and diluted net loss per share was the same for both periods presented. For the three-month period ended March 31, 2014, we had 180,000 anti-dilutive stock options outstanding. For the three-month period ended March 31, 2013, we had 218,500 anti-dilutive stock options outstanding.

Note 4. Fair Value Measurements

Various inputs are used in determining the fair value of our assets and liabilities carried at fair value and are summarized into three broad categories:

●	Level 1 – unadjusted quoted prices in active markets for identical securities;
●	Level 2 – other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.; and
●	Level 3 – significant unobservable inputs, including our own assumptions in determining fair value.

5

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities.

Following are the disclosures related to our financial assets and liabilities (in thousands):

	March 31, 2014		December 31, 2013
	Fair Value	Input Level	Fair Value	Input Level
Trading and investment securities owned:
Corporate equities, marketable	$4,044	Level 1	$3,720	Level 1
Corporate equities, not readily marketable	717	Level 3	1,122	Level 3
Corporate options/warrants, marketable	39	Level 1	67	Level 1
Underwriter warrants	3,823	Level 3	5,276	Level 3
Underwriter warrants payable to employees	(2,527)	Level 3	(3,641)	Level 3

Following is a summary of activity related to our Level 3 financial assets and liabilities (in thousands):

	Underwriter Warrants	Underwriter Warrants Payable to Employees	Not Readily Marketable Investment Securities
Balance, December 31, 2013	$5,276	$(3,641)	$1,122
Sale of investment in privately held company	-	-	(205)
Reclassification of investment from Level 3 to Level 1 *	-	-	(200)
Net unrealized gain (loss), included as a component of investment income related to securities held at March 31, 2014	(1,453)	1,114	-
Balance, March 31, 2014	$3,823	$(2,527)	$717

* On February 7, 2014, one of our Level 3 investments consummated a merger where a quoted price became available on an active market, and we reclassified it to a Level 1 investment.

	Underwriter Warrants	Underwriter Warrants Payable to Employees	Not Readily Marketable Investment Securities
Balance, December 31, 2012	$1,548	$-	$4,878
Fair value of underwriter warrants received included as a component of corporate finance income	-	-	-
Investment in privately-held company	-	-	-
Net unrealized gain (loss), included as a component of investment loss related to securities held	693	-	(20)
Underwriter warrants exercised or expired included as a component of investment income	(92)	-	-
Balance, March 31, 2013	$2,149	$-	$4,858

Valuation of Marketable Trading and Investment Securities Owned

The fair value of our marketable trading and investment securities owned is determined based on quoted market prices. Securities traded on a national exchange are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Valuation of Not Readily Marketable Investment Securities

Securities not readily marketable include investment securities (a) for which there is no market on a securities exchange or no independent publicly quoted market, (b) that cannot be publicly offered or sold unless registration has been effected under the Securities Act of 1933, or (c) that cannot be offered or sold because of other arrangements, restrictions or conditions applicable to the securities or to us. The fair value of not readily marketable securities is estimated by management using available information including the following: quoted market prices of similar securities (i.e., unrestricted shares of the same company); price of recent known trades of the same or similar securities; the cost of the security, if recently purchased, adjusted for changes in the financial condition of the issuer; all other information available from review of available documents related to the issuer or discussions with management of the issuer. Significant unobservable inputs include the discount rate for lack of liquidity, and the volatility index of comparable companies. Changes to these unobservable inputs would cause the fair value to fluctuate substantially.

6

Valuation of Underwriter Warrants and Underwriter Warrants Payable to Employees

We estimate the fair value of underwriter warrants using the Black-Scholes Option Pricing Model. The warrants generally have a five-year expiration date and vest immediately. The warrants are generally subject to a restriction period of six months to one-year in which the warrants cannot be exercised. The Black-Scholes model requires us to use five inputs including: stock price, risk free rate, exercise price, time remaining on the warrant and price volatility. After stock price, the most influential factor in this model is price volatility, which we calculate for each company’s warrants based on each company’s own historical closing stock prices as well as an index of historical prices for comparable companies. When we initially receive a new underwriter warrant from an initial public offering, its calculated volatility factor is entirely based on the volatility of an index of comparable companies, since there is no price history for a new publicly traded company. For publicly traded companies, as each underwriter warrant approaches its expiration date, its volatility factor is derived primarily from the historical prices of its underlying common stock. Private company underwriter warrant valuations use the volatility index of comparable companies. There is no assurance that we will ultimately be able to exercise any of our warrants in a way that will realize the fair value that has been recorded in the financial statements based on this model. Underwriter warrants payable to employees represent warrants that are held by the Company, but are distributable to employees as compensation at periods ended March 31, 2014 and December 31, 2013.

There were no changes to our valuation methods or techniques during the first quarter of 2014 or 2013.

The following table is a quantitative disclosure about the significant unobservable inputs (Level 3) that were used in determining fair value at March 31, 2014:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at March 31, 2014	Valuation Technique	Unobservable Input	Range		Weighted Average
				Minimum	Maximum
Investments in privately-held companies	$717	Market approach; Asset approach	Discount rate for lack of liquidity	13.0%	20.0%	15.3%
Underwriter warrants	3,823
Underwriter warrants payable to employees*	(2,527)	Black-Scholes Option Pricing Model	Volatility index of comparable companies	61.2%	92.6%	78.4%
	$2,013

* Negative number reflects a reduction in the fair value of warrants payable to employees for the quarter ended March 31, 2014 and is recorded as a contra entry to underwriter warrant commissions.

Note 5. Stockholders' Equity

Comprehensive Income

The Company did not have any transactions that generated comprehensive income during the first quarter of fiscal 2014 or during the fiscal year ended December 31, 2013.

Private Placement of Common Stock

On January 29, 2014, the Company closed the private sale of 500,000 shares of its Common Stock (the “Shares”) to six accredited investors at a price of $0.50 per share for gross proceeds of $250,000. The shares were sold without registration in reliance upon the private transaction exemption set forth in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act.

7

Repurchase of Common Stock

There were no common shares repurchased during the quarter of 2014.

In September 2001, our Board of Directors approved a stock repurchase program pursuant to which we are authorized to repurchase up to 600,000 shares of our common stock. In addition, in June 2008, our Board of Directors approved the repurchase of up to a total of an additional 200,000 shares of our common stock. Through March 31, 2014, 731,989 shares had been repurchased and, as of March 31, 2014, 68,011 shares remained available for repurchase. These repurchase programs do not have an expiration date.

Common Shares in Escrow

As described in Note 9, the Company issued and placed 287,773 shares of common stock in escrow on July 25, 2013. These shares are not considered officially outstanding until they are released from the escrow.

2013 Equity Incentive Plan

Our 2013 Equity Incentive Plan (the “2013 Plan”) authorizes that 1.5 million shares common stock be reserved for issuance of equity and cash and equity-linked awards to certain management, consultants and others. On June 19, 2013, the Board of Directors granted 300,000 stock options to purchase shares of common stock at a purchase price equal to the closing price of stock on that date, pursuant to the adoption of the 2013 Plan by the Company’s shareholders. On March 19, 2014, the Board of Directors granted 1,020,000 common shares to officers and directors under the 2013 Plan, which was recorded as commissions and salaries expense based on the closing price of stock on that date.

Note 6. New Accounting Guidance

Management has reviewed the new accounting guidance and determined that there is not a material impact on our financial statements.

Note 7. Change in Preferred Stock Designation

On June 19, 2013, the Company’s Board of Directors authorized the creation of Series A Preferred Stock. On July 18, 2013, the Company filed a Certificate of Designation of Preference, Rights and Limitations of Series A Convertible Preferred Stock with the Secretary of State of Oregon. Upon the reincorporation of the Company in Delaware from Oregon effective March 20, 2014, each share of Paulson Oregon’s preferred stock, no par value, issued and outstanding was automatically converted into one share of Paulson Delaware’s preferred stock, $0.0001 par value.

Note 8. Restructure of Paulson Investment Company, Inc.

The Company is in the process of restructuring the business involving the broker-dealer license held by the Company’s subsidiary, Paulson Investment Company, Inc. (“PIC”). The restructuring, which is subject to approval by the Financial Industry Regulatory Authority (“FINRA”), is contemplated to result in PIC ultimately being owned by management of PIC and outside investors.

During the first quarter of fiscal 2013, PIC received a $1,500,000 loan from a related-party investor pursuant to a convertible promissory note bearing 5% simple interest which is due on January 13, 2016. The note holder agreed the note would stop accruing interest after April 30, 2013. The note was amended and restated in the second quarter of 2014. The amended and restated note is mandatorily convertible into equity of PIC on the date that is 10 business days after the expiration of the 30-day waiting period following submission by PIC to FINRA of the Form CMA seeking approval for the issuance of securities of PIC upon conversion of the amended and restated note, but in no event earlier than the closing date of the proposed merger between the Company and Variation Biotechnologies (US), Inc. ("VBI").  The amended and restated note contemplates that PIC will be converted into a limited liability company (the "Converted Entity") prior to conversion of the amended and restated note. Upon the creation of the Converted Entity, all of the outstanding principal and interest under the amended and restated note shall be converted into a 35% membership interest in the Converted Entity.

8

During the second quarter of fiscal 2013, PIC issued 215,438 shares of series B preferred stock for $1,500,000. The series B preferred stock is afforded no conversion or voting rights. Upon a liquidation event, the shareholder would be given a liquidation preference equal to 15.79%. During the second quarter of 2014, the holder of the series B preferred stock and PIC entered into a securities exchange agreement providing that, on the date that is 10 business days after the expiration of the 30-day waiting period following submission by PIC to FINRA of the Form CMA seeking approval for the issuance of membership interests in the Converted Entity, but in no event earlier than the closing date of the proposed merger between PLCC and VBI, all shares of series B preferred stock shall be exchanged for a 12.5% membership interest in the Converted Entity.

During the fourth quarter of fiscal 2013, PIC received a $700,000 loan from an outside investor pursuant to a convertible promissory note bearing 5% simple interest, with a maturity date of July 1, 2014. During the second quarter of 2014, the note was amended and restated to extend the maturity date to December 31, 2014 and increase the interest rate to 10% per annum from after July 2, 2014. The outstanding principal under the amended and restated note is mandatorily convertible into an 11.6% equity interest in PIC (or other entity, if PIC is not a corporation at the time of conversion) on the date that is 10 business days after the expiration of the 30-day waiting period following submission by PIC to FINRA of the Form CMA seeking approval for the issuance of securities of PIC upon conversion of the amended and restated note, but in no event earlier than the closing date of the proposed merger between PLCC and VBI.  At the time of conversion, accrued interest will be payable either in cash or additional equity.

Note 9. Corporate Reorganization

The Board of Directors of the Company has determined that a change of direction is in the best interest of shareholders. Therefore, in 2013, the Company entered into a series of related transactions to execute a corporate reorganization. These transactions include the following:

a)     PIPE Financings

On July 25, 2013, the Company entered into a series of agreements intended to secure investment in the Company of $5,250,000 (the “Investment Funds”) with DKR Ventures, LLC, a Delaware limited liability company, and Hudson Bay Master Fund Ltd., a Cayman Islands limited partnership (collectively, the “Investors”). The investment was made in a private placement transaction (the “2013 PIPE Financing”) intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), subject to satisfaction of certain conditions.

Under the agreements, the Company will complete the private placement of a Unit consisting of (i) 287,773 shares of Common Stock; (ii) 500,000 shares of Series A Preferred Stock; (iii) a Class A Warrant; and (iv) a Class B Warrant. Each share of Series A Preferred Stock has a stated value of $0.806974 and a conversion ratio of 2.305640603 per share of Common Stock, subject to adjustment. Each share of Series B Preferred Stock will be convertible into one share of Common Stock and have a stated value of $0.35 per share and a conversion ratio equal to one share of Common Stock for each share of Series B Preferred Stock outstanding, equal to a purchase price of $0.35 per share of Common Stock, subject to adjustment. The Class A Warrant is exercisable for up to 7,500,000 shares of Series B Preferred Stock at a per share exercise price of $0.80, subject to adjustment, beginning on the date that is six months following the date of issuance and ending on the date that is five years thereafter. The Class B Warrant is exercisable for up to 13,559,407 shares of Series B Preferred Stock. The purchase price of one share of Common Stock underlying the Class B Warrant is deemed to be $0.35, subject to adjustment, without any payment of consideration by the Holder upon exercise. The Class B Warrant is exercisable beginning on the date that is six months following the date of issuance and ending on the date that is two years thereafter. As of the date of this report, the 2013 PIPE Financing had not closed, and the Investment Funds remained in escrow.

On January 29, 2014, the Company closed the private sale of 500,000 shares of its Common Stock (the “2014 PIPE Financing”) to six accredited investors at a price of $0.50 per share for gross proceeds of $250,000. The shares were sold without registration in reliance upon the private transaction exemption set forth in Section 4(a)(2) of the Securities Act, and/or Rule 506 of Regulation D promulgated under the Securities Act.

b)     Formation of Liquidating Trust

In connection with the 2013 PIPE Financing, the Board of Directors of the Company approved the formation of a trust (the "Trust") for the benefit of shareholders of the Company as of the record date of October 11, 2013 (the “Record Date”). The Trust, if and when formed, will hold certain non-operating assets of PIC (the “Trust Assets”). Common shareholders of record (the “Legacy Shareholders”) will be given non-transferable beneficial interests in the Trust in proportion to their pro rata ownership interest in our Common Stock as of the Record Date. It is expected the assets in the Trust will be liquidated and distributed to the Legacy Shareholders over time.

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c)     Changes to the Articles of Incorporation

At the 2013 Annual Meeting of Shareholders held on November 8, 2013 (the “2013 Shareholders Meeting”), the shareholders approved a proposal to change the Company’s state of incorporation to Delaware from Oregon (the “Reincorporation”).

At the 2013 Shareholders Meeting, shareholders also approved the amendment and restatement of the Company’s Articles of Incorporation to increase the authorized capital stock from 10,000,000 shares of Common Stock, no par value per share, and 500,000 shares of preferred stock, no par value, to 90,000,000 shares of Common Stock, par value $0.0001 per share, and 30,000,000 shares of “Blank Check” Preferred Stock, par value $0.0001 per share.

The Reincorporation and the amendment and restatement of the Company’s Articles of Incorporation were effective March 20, 2014.

d)     Proposed Reverse Stock Split of Common Stock

At the 2013 Shareholders Meeting, shareholders approved the proposal to grant the Board of Directors the authority to effect a reverse stock split of its Common Stock. The proposal permits, but does not require, the Board of Directors to effect a reverse stock split of the issued and outstanding Common Stock at any time prior to 18 months from the date of approval by a ratio of not less than one - for - two and not more than one - for - ten, with the exact ratio to be set within this range at the sole discretion of the Board of Directors. The Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its shareholders. As of the date of this report, the Board of Directors had not acted to effect a reverse stock split of the Common Stock.

Note 10. Subsequent Events

a)      On April 4, 2014, the Company’s operating subsidiary, Paulson Investment Company, Inc. (“PIC”), completed the sale of a term life insurance policy on the life of its founder, Chester L.F. Paulson (the “Policy”), to Coventry First LLC (“Coventry”) for cash proceeds of $2,203,333, net of commissions and expenses. The Policy, with a face amount of $7,000,000, was sold to Coventry pursuant to a Life Settlement Contract between the parties. The Life Settlement Contract contains customary covenants, representations and warranties of PIC, and PIC agrees to indemnify Coventry against certain losses, including losses related to (i) PIC’s failure to perform any of its obligations under the Life Settlement Contract, (ii) any representation made, or information provided, by PIC to Coventry which Coventry has reason to believe was false or misleading at the time it was provided, and (iii) any claim by the insurer, John Hancock Life Insurance Company (U.S.A.), or any other party that the original owner or any beneficiary of the Policy lacked an insurable interest in the life of Mr. Paulson.

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It is contemplated that the cash proceeds from the sale of the Policy will be contributed to a liquidating trust to be created for the benefit of the Company’s shareholders of record as of October 11, 2013.

b)     On April 10, 2014, the Board of Directors granted 180,000 common shares to officers and directors under the 2013 Equity Incentive Plan.

c)     On May 8, 2014, the Company, Variation Biotechnologies (US), Inc., a Delaware corporation (“VBI”), and VBI Acquisition Corp., a special purpose wholly owned subsidiary of the Company (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, the Merger Sub will merge with and into VBI, with VBI surviving as a wholly owned subsidiary of the Company (the “VBI Merger”).

At the effective time of the VBI Merger, each share of VBI common stock and Series A Preferred Stock will be converted into the right to receive 1.226 shares of the Company’s common stock, par value $0.0001 per share (the “Paulson Common Stock”) (as may be adjusted under the Merger Agreement, the “Exchange Ratio”). No fraction of a share of Paulson Common Stock will be issued, but instead each holder of shares of VBI common stock and Series A Preferred Stock who would otherwise be entitled to a fraction of a share of Paulson Common Stock will receive from the Company one full share of Paulson Common Stock (i.e., rounded up to the nearest whole share). The total number of shares of Paulson Common Stock to be issued to the former holders of VBI common stock and Series A Preferred Stock at the effective time of the VBI Merger would be 42,772,713. These newly issued shares, together with the options to purchase shares of VBI common stock that will be converted into options to purchase shares of Paulson Common Stock (and will be assumed by the Company at the effective time of the VBI Merger), would represent approximately 41.5% of the shares of Paulson Common Stock on a fully diluted basis after the effective time of the VBI Merger (not including shares of Paulson Common Stock issued to VBI stockholders in the $11 million private placement contemplated to be completed concurrently with the VBI Merger).

Subject to, and immediately prior to the effective time of, the VBI Merger, all outstanding convertible debt securities issued by VBI will be converted into capital stock of VBI, and at the effective time of the VBI Merger, VBI shall have no convertible notes or other indebtedness outstanding (other than the Venture Debt, as defined in the Merger Agreement). At the effective time of the VBI Merger, each outstanding option to purchase a share of VBI common stock, whether vested or unvested, and so long as such option has not, prior to the effective time of the VBI Merger, been exercised, cancelled, terminated or expired, will be deemed to constitute an option to purchase, on the same terms and conditions, a number of shares of Paulson Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of VBI common stock subject to such option multiplied by (ii) the Exchange Ratio (defined above), at an exercise price per share of Paulson Common Stock equal to the quotient of (i) the exercise price per share of VBI common stock (rounded up to the nearest cent) subject to such option divided by (ii) the Exchange Ratio.

The Company and VBI each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by each of the Company and VBI to, subject to certain exceptions, conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the VBI Merger.

The obligation of the parties to consummate the VBI Merger is subject to a number of closing conditions, including, among other things:

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•

the Company’s stockholders will have approved the VBI Merger proposal at a special meeting of its shareholders to be held at a time and place to be determined, and VBI stockholders will have approved the VBI Merger;

•	the name of Paulson Capital (Delaware) Corp. must have been changed to “VBI Vaccines Inc.”;

•

the Company must have delivered to an escrow agent instructions as to the reserve for issuance of the number of shares of Paulson Common Stock equal to $1,000,000 divided by the price per share used in the private placement (described in the Merger Agreement) and must have deposited or caused to be deposited $250,000 with the escrow agent, each allocated among the VBI stockholders as provided in the Merger Agreement;

•

the Company  must have furnished to VBI the Liquidating Trust Indemnification Agreement (as defined in the Merger Agreement), pursuant to which the Liquidating Trust agrees to stand behind the Company's indemnification obligations in the Merger Agreement;

•

the Company’s Board must have, upon the effective time of the VBI  Merger: (i) increased the Company’s Board to seven directors; (ii) elected to the Board (a) the following five VBI director designees: Jeff Baxter, Steven Gillis (Chairman), Michael Steinmetz, Michel De Wilde and Sam Chawla; and (b) Trent Davis and Alan Timmins, as the two designees of the Company; and (iii) appointed as the officers of the Company Jeff Baxter, President & CEO; David Anderson, Senior Vice President, Research; Egidio Nascimento, Chief Financial Officer; Marc Kirchmeier, Vice President, Formulations; and T. Adam Buckley, Vice President, Operations & Project Management;

•

VBI and the Company must have in escrow for the benefit of the surviving company in the VBI Merger aggregate gross proceeds of at least $11,000,000 (rounded up to the nearest thousand) (or such lesser amount agreed to in writing by VBI in its sole discretion) received pursuant to a private placement of Paulson Common Stock solely to accredited investors in compliance with the exemption from registration provided by Section 4(a)(2) of the Securities Act or Rule 506 of Regulation D thereunder, on terms satisfactory to VBI and the Company; and the conditions to closing such private placement must have been satisfied and such amount of gross proceeds must be unencumbered cash available to the surviving company in the VBI Merger at the effective time of the VBI Merger;

•

holders of no more than 5% of the outstanding shares of VBI common stock and Series A Preferred Stock will have exercised, or remained entitled to exercise, their appraisal rights under Section 262 of the Delaware General Corporation Law;

•

the Company shall have entered into definitive documentation, reasonably acceptable to VBI, whereby the Company’s ownership in its operating subsidiary, Paulson Investment Company, Inc. (“PIC”) shall be reduced to 0.01%, by the issuance of equity securities to holders of convertible promissory notes of PIC and to members of PIC’s management team;

•

NASDAQ must have approved an initial listing application of VBI on a post-merger basis for purposes of listing of Paulson Common Stock on NASDAQ following the VBI Merger; the Company must be in compliance with all of NASDAQ’s criteria for continued listing; and Paulson Common Stock shall continue to be listed on NASDAQ from the date of the Merger Agreement through the closing of the VBI Merger;

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•

the Company must have completed the actions voted upon at the Annual Meeting of Shareholders as described in the Company’s Definitive Proxy Statement on Schedule 14A filed by the Company with the SEC on October 18, 2013;

•

the Company must have available not less than $5,250,000 in unencumbered cash invested by Hudson Bay Master Fund Ltd. and DKR Ventures, LLC (each a "July 2013 Investor") or their designees pursuant to the series of agreements described in the Current Report on Form 8-K/A filed with the SEC by the Company on August 30, 2013 (the “July 2013 Financing Documents”), all of the conditions to closing the transactions contemplated by the July 2013 Financing Documents must have been satisfied at or prior to the effective time of the VBI Merger and the $5,250,000 gross proceeds resulting from such closing must have been released from escrow to the Company at or prior to the effective time of the VBI Merger;

•

the Company shall have no material indebtedness for money borrowed except as directly attributable to PIC as set forth in the Merger Agreement and presented in the Company's financial statements provided pursuant to the Merger Agreement solely for the purpose of complying with ASC 810 – Consolidation; notwithstanding, however, that contemporaneously with the closing of the VBI Merger, the Company may issue up to $6 million in principal amount of non-convertible venture debt instruments to venture debt investors approved by VBI, including, without limitation, Perceptive Advisors LLC or its affiliated investment vehicles;

•	the Company’s Class A Warrants must have been exchanged for Paulson Common Stock;

•	the Company’s Class B Warrants must have been converted into Paulson Common Stock (or modified or exchanged for a new class of preferred stock of the Company);

•	all of the Company’s Series A Preferred Stock issued pursuant to the July 2013 Financing Documents must have been converted to Paulson Common Stock;

•

the Interest Preservation Letter Agreement included in the July 2013 Financing Documents must have been terminated and must not be deemed a “Dilutive Acquisition” and must have no effect with respect to the VBI Merger or any issuances prior thereto;

•

The July 2013 Investors must not have any continuing “most favored nation” rights, registration rights (provided the provisions of Rule 144 are then applicable), anti-dilution rights or any other special investor rights except as may be granted to all investors in the private placement;

•

the Company must not have outstanding special investor rights (such as anti-dilution rights or registration rights) of holders of Paulson Common Stock and preferred stock other than registration rights of the July 2013 Investors if no Rule 144 resale exemption is available to them and other than as may be granted to all the investors in the private placement;

•

prior to the effective time of the VBI Merger, PIC shall have (i) obtained all requisite consents or approvals of FINRA pursuant to FINRA Conduct Rule 1017 relating to the change in equity ownership of PIC that may be deemed to result as a consequence of (A) the merger and (B) the issuances of PIC (or its successor) equity interests upon conversion of notes of PIC, in exchange for PIC Series B Preferred Stock and to PIC's management;

13

•

the Company must have filed an amendment to its Certificate of Incorporation setting forth a certificate of designation of a new class of preferred stock of the Company (as required by the terms of secured convertible promissory notes issued by VBI in March 2014) that will not have any economic or voting preferences over the common stock of the Company but will have limits on the amount of common stock that may be issued upon conversion of such preferred stock;

•

the Company must have obtained stockholder approval of the reverse split proposal and effected a reverse split of the outstanding Paulson Common Stock if required for its market price on the NASDAQ Capital Market to be at least $4.00 per share at the closing of the VBI Merger or for such longer period as is required by the listing rules of the NASDAQ Capital Market; and

•	the Company must have obtained the stockholder approval of the VBI Equity Plan proposal, to become effective upon the closing of the VBI Merger;

The Merger Agreement contains certain other termination rights for each of the Company and VBI, including the right of each party to terminate the Merger Agreement if the VBI Merger has not been consummated by July 25, 2014. In addition, VBI has the right to terminate the Merger Agreement if the Company becomes the subject of any proceeding of NASDAQ to delist the Company.

Concurrently with the execution of the Merger Agreement, certain stockholders of VBI and a holder of approximately 40% of the Paulson Common Stock, respectively, have entered into Voting Agreements, referred to as the “voting agreements,” pursuant to which those VBI and Company stockholders have, among other matters, agreed to support the VBI Merger and the other transactions contemplated by the VBI Merger. Under the voting agreements, in addition to agreeing to vote in favor of approval of the VBI Merger and the Merger Agreement and the transactions contemplated thereby, each VBI stockholder and the Company stockholder party to a voting agreement have agreed to not transfer, sell, offer to sell, exchange, assign, pledge or otherwise dispose of or encumber any of the VBI stock or stock of the Company held by such stockholders prior to the VBI Merger becoming effective, the termination of the Merger Agreement, or the amendment of the voting agreement in a manner adverse to the stockholder, whichever occurs first.

The foregoing description of the VBI Merger does not purport to be complete, and is qualified in its entirety by reference to the Company’s Preliminary Proxy Statement on Schedule 14A filed with the SEC on May 9, 2014 and its Current Report on Form 8-K filed with the SEC on May 14, 2014.

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PAULSON CAPITAL (DELAWARE) CORP.

1331 N.W. Lovejoy Street, Suite 720

Portland, OR 97209

(503) 243-6000

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2014 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2014

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) [●] and [●], and either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of Paulson Capital (Delaware) Corp. (“Paulson,” “we,” “our” or “us”) that the stockholder(s) would be entitled to vote on all matters that may come before the Special Meeting of Stockholders to be held on [●], 2014, at [●], at [●], local time, or at any adjournments or postponements thereof. The proxies shall vote subject to the directions indicated on this card, and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

Please complete, sign, date and mail this proxy form in the accompanying envelope, even if you intend to be present at the meeting. You may also grant your proxy via the Internet by following the instructions below.

Use the Internet (www.proxyvote.com) to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [●], 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10.

Please mark your votes as in this example: ☒

1.

Approval of the issuance of Paulson’s common stock, par value $0.0001 per share (“Paulson Common Stock”), in connection with the merger contemplated by the Agreement and Plan of Merger (referred to as the “merger” and the “merger agreement”) dated May 8, 2014, among Paulson, Variation Biotechnologies (US), Inc., a Delaware corporation (referred to as “VBI”) and VBI Acquisition Corp., a Delaware corporation (referred to as “Merger Sub”), and the corresponding change of control of Paulson.

☐ FOR	☐AGAINST	☐ABSTAIN

2.	Approval of the issuance of Paulson Common Stock in a non-public offering in accordance with NASDAQ Listing Rule 5635.

☐ FOR	☐AGAINST	☐ABSTAIN

3.	Approval of the issuance of Paulson Common Stock as a placement agent fee in connection with the non-public offering referred to above in Proposal 2.

☐ FOR	☐AGAINST	☐ABSTAIN

4.

Approval of the issuance of Paulson Common Stock, in accordance with NASDAQ Listing Rule 5635, to Bezalel Partners LLC (“Bezalel”) pursuant to a consulting agreement entered into between VBI and Bezalel.

☐ FOR	☐AGAINST	☐ABSTAIN

5.

Approval of the amendment and restatement of our Certificate of Incorporation to effect an increase in the authorized amount of Paulson Common Stock, from 90,000,000 shares of Paulson Common Stock, to 200,000,000 shares of Paulson Common Stock.

☐ FOR	☐AGAINST	☐ABSTAIN

6.

Approval of an amendment and restatement of our Certificate of Incorporation that would declassify our Board of Directors, such that it would be comprised of a single class of directors elected on an annual basis, rather than be comprised of three classes of directors serving staggered three-year terms.

☐ FOR	☐AGAINST	☐ABSTAIN

7.	Approval of the amendment and restatement of our Certificate of Incorporation to change the name of Paulson from “Paulson Capital (Delaware) Corp.” to “VBI Vaccines Inc.”

☐ FOR	☐AGAINST	☐ABSTAIN

8.	Approval of the VBI Vaccines Inc. 2014 Equity Incentive Plan.

☐ FOR	☐AGAINST	☐ABSTAIN

9.

Approval of a proposal to effect a reverse stock split, to the extent required, of our issued and outstanding capital stock by the ratio required for the Paulson Common Stock market price on the NASDAQ Capital Market to be at least $4.00 per share at the closing of the merger or for such longer period as is required by the listing rules of the NASDAQ Capital Market.

☐ FOR	☐AGAINST	☐ABSTAIN

10.

Approval of a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the merger proposal.

☐ FOR	☐AGAINST	☐ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Signature	Date:
Print Name:

Signature, if Jointly Held	Date:
Print Name:

Please sign exactly as your name(s) appear on Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Address Change? Mark box, sign and indicate changes below:      ☐

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on [●], 2014: The Proxy Statement and the Accompanying Proxy Card and Annual Report are available at www.proxyvote.com.